Filed with the Securities and Exchange Commission on April 6, 2017
REGISTRATION NO. 333-184541
INVESTMENT COMPANY ACT NO. 811-07325
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 10
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 164
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PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
LEWIS BRISBOIS BISGAARD & SMITH LLP
PHOENIX PLAZA TOWER II, 2929 NORTH CENTRAL AVENUE, SUITE 1700
PHOENIX, ARIZONA 85012
(602) 385-7854
(Name, address and telephone number of agent for service)
COPIES TO:
MICHAEL A. PIGNATELLA
VICE PRESIDENT
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-3814
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on May 1, 2017 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on______ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.
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PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY
Flexible Premium Deferred Annuity
PROSPECTUS: May 1, 2017
This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”), which we refer to as the Prudential Defined Income Variable Annuity (“Annuity”). This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials Pruco Life is not acting as a fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice. The Annuity will be offered as an individual annuity contract. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may impose restrictions (e.g., maximum issue age). Please speak to your Financial Professional for further details. Certain features may not be available in all states. Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contract described in this prospectus are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.
THE SUB-ACCOUNT
The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-account are held. Currently only one Sub-account is available under the Annuity. The Sub-account offered in connection with the Annuity of the Pruco Life Flexible Premium Variable Annuity Account invests in the AST Multi-Sector Fixed Income Portfolio (“Portfolio”), a series of the Advanced Series Trust mutual fund.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuity that you ought to know before investing. Please read this prospectus and the current prospectus for the underlying mutual fund. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the Defined Income Benefit and the opportunity to annuitize the contract, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
When delivered in connection with the potential purchase of a new Annuity, t his prospectus must be accompanied by the applicable Rate Sheet Prospectus Supplement setting forth the then current Income Growth Rate, Income Percentage Rates. Also, the Defined Income Benefit is neither optional nor revocable.
OTHER CONTRACTS
We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your Financial Professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States.
This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.

THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

PDIPROS

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
www.prudentialannuities.com

Prospectus Dated: May 1, 2017	Statement of Additional Information Dated: May 1, 2017
PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS
ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

(i)

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-account on any Valuation Day.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Annuitant: The natural person upon whose life annuity payments made to the Owner are based.
Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or any portion of a Lifetime Withdrawal that causes cumulative withdrawals in that Annuity Year to exceed the Guaranteed Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Annuity Years.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
First Death: The first of the Spousal Designated Lives to die.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guaranteed Income Amount (“GIA”): This is the annual amount of income you are eligible to receive for life under the Guaranteed Income Amount Option described in the section of the Prospectus entitled “Defined Income Benefit.” The initial Guaranteed Income Amount is determined by multiplying the applicable Income Percentage by the Account Value on the Issue Date.
Income Growth Rate: The Income Growth Rate is the guaranteed compounded rate of return credited to your Guaranteed Income Amount up until your first Lifetime Withdrawal. The Income Growth Rate is set at Annuity issue, and will not change for the life of your Annuity.
Income Percentage: The Income Percentage is used to determine the Guaranteed Income Amount associated with each Purchase Payment when it is allocated to the Annuity. The percentage is based on the attained age of the Single Designated Life, or the younger of the Spousal Designated Lives on the date each Purchase Payment is allocated to the annuity. The Income Percentages are set at Annuity issue and will not change for the life of your Annuity.
Investment Option: The Sub-account as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.

Lifetime Withdrawal: Any withdrawal of assets from your Annuity that you do not designate as a Non-Lifetime Withdrawal under the Guaranteed Income Amount. Once you have taken your first Lifetime Withdrawal from the Annuity, all further withdrawals will be deemed to be Lifetime Withdrawals.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Non-Lifetime Withdrawal: A withdrawal of assets from your Annuity that you elect and designate as such by you.
Remaining Designated Life: A natural person who must have been listed as one of the Spousal Designated Lives on the Issue Date. A Spousal Designated Life will become the Remaining Designated Life upon the earlier of the First Death or divorce from the other Spousal Designated Life while the Defined Income Benefit is in effect.
Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Separate Account: Referred to as the “Variable Separate Account” in your Annuity, this is the variable Separate Account(s) shown in the Annuity.
Single Designated Life: The natural person who is the measuring life for the Defined Income Benefit that is designated at purchase of the annuity and cannot be changed for the life of the contract.
Spousal Designated Lives: The natural persons who are the measuring lives for the Defined Income Benefit that are designated at purchase of the annuity and cannot be changed for the life of the contract.
Sub-Account: A division of the Separate Account.
Surrender Value: The Account Value, less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.
Traditional Annuity Payment: A payment under an Annuity Payout Option other than the Guaranteed Income Amount option.
Unit: A share of participation in the Sub-account used to calculate your Account Value prior to the Annuity Date.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company.
you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity.
The first table describes the fees and expenses that you will pay at the time you surrender the Annuity, or take a partial withdrawal. State premium taxes also may be deducted. Important additional information about these fees and expenses is contained in “Fees, Charges and Deductions” later in this Prospectus.

ANNUITY OWNER TRANSACTION EXPENSES
Contingent Deferred Sales Charge (CDSC) [1]
Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment being Withdrawn
Less than 1 year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 year old or older, but not yet 3 years old	6.0%
3 year old or older, but not yet 4 years old	6.0%
4 year old or older, but not yet 5 years old	5.0%
5 year old or older, but not yet 6 years old	5.0%
6 year old or older, but not yet 7 years old	5.0%
7 years old or older	0.0%

State Premium Tax Charge	0% to 3.50%

1
The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the age of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. Purchase Payments are withdrawn on a “first-in, first-out” basis.

The following table describes the fees and charges that you will pay periodically during the time that you own your Annuity, not including the underlying portfolio annual fees and expenses.

PERIODIC FEES AND CHARGES (assessed annually as a percentage of Account Value)

Annual Maintenance Fee [2]	Lesser of $50 or 2% of Account Value

ANNUALIZED INSURANCE FEES/CHARGES (assessed daily as a percentage of the Sub-account)
	MAXIMUM	CURRENT
Mortality & Expense Risk Charge	0.95%	0.95%
Administration Charge	0.15%	0.15%
Defined Income Benefit Charge [3,4]	1.5%	0.80%
Total Insurance Charge	2.60%	1.90%

2	Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000.

3
The charge for the Defined Income Benefit covers the Guaranteed Income Amount Option and will continue to apply after annuity payments begin until the Annuity is fully surrendered, a death benefit is payable, or Traditional Annuity Payments begin.

4
The Defined Income Benefit Charge may be increased one or more times on or after the 7th anniversary of the Issue Date up to the maximum annual rate of 1.50%. We will notify you in advance of any change to the charge and you will be given an opportunity to “opt out” of any charge increase subject to certain conditions.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
The next item shows the total annual operating expenses charged by the underlying mutual fund (“Portfolio”) for the year ended December 31, 2016 and do not necessarily reflect the fees you may incur. There is only one Portfolio offered in the Annuity. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. See the prospectus or statement of additional information of the underlying Portfolio for further details. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888.

Total Annual Underlying Portfolio Operating Expenses	0.76%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2016
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Multi-Sector Fixed Income Portfolio	0.50%	0.01%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in this Annuity with the cost of investing in other variable annuity contracts. Below are examples showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges as described in “Summary of Contract Fees and Charges.”

▪	Maximum Total Insurance Charge

▪	Contingent Deferred Sales Charge (if applicable)

▪	Annual Maintenance Fee
The examples also assume the following for the period shown:

▪	Investment of Account Value in the Sub-account, with the total annual portfolio operating expenses (before any fee waiver or expense reimbursement) remaining the same each year.

▪	You make no withdrawals of your Account Value.

▪	No tax charge applies.
Amounts shown in the examples are rounded to the nearest dollar.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIO.

	Assuming Total Annual Portfolio Operating Expenses of the Available Portfolio
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,093	$1,789	$2,499	$4,089
If you annuitize your annuity at the end of the applicable time period: [1]	$393	$1,189	$1,999	$4,089
If you do not surrender your annuity:	$393	$1,189	$1,999	$4,089
1 Your ability to annuitize in the first 3 Annuity Years may be limited.

ACCUMULATION UNIT VALUES
Please see Appendix A for a table of Accumulation Unit Values.

SUMMARY
This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the Annuity.
Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in an underlying Portfolio.
Generally speaking, variable annuities are investments designed to be held for the long term. Working with your Financial Professional, you should carefully consider whether a variable annuity is appropriate for you, given your life expectancy, need for income, and other pertinent factors.
Investment Option: The AST Multi-Sector Fixed Income Portfolio is the only Investment Option available under the Annuity. The Sub-account invests in the AST Multi-Sector Fixed Income Portfolio, an underlying mutual fund of Advanced Series Trust. The underlying mutual fund is described in its own prospectus, which you should read before investing. There is no assurance that the Investment Option will meet its investment objective.
Please note that the Annuity has only the one Investment Option; the AST Multi-Sector Fixed Income Portfolio, which seeks to maximize total return consistent with the preservation of capital. Unlike many other annuity contracts, the Annuity does not provide a diverse set of investment choices that would provide the option to allocate money among a variety of investment choices with different investment styles, objectives, strategies and risks.
Please see “Investment Option” for information.
Living Benefit: The Defined Income Benefit is a guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee you the ability to take an annual withdrawal amount until the death of a certain designated life (or lives) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. Payments are available as an income option (the “Guaranteed Income Option”). The Defined Income Benefit also provides for a death benefit equal to the greater of the Account Value and the Return of Purchase Payments Amount, subject to its terms.
While the Defined Income Benefit is in effect, a change in the Owner/Annuitant designations may cause the Defined Income Benefit to terminate, and you would lose all associated benefits. You should carefully consider whether to purchase the Annuity if you anticipate changing the Owner/Annuitant designations. Please see “Change of Owner, Annuitant and Beneficiary Designations” and “Termination of Benefits” for more information. The Defined Income Benefit is neither optional nor revocable. Please speak to your Financial Professional for further details.
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

Minimum Age for Initial Purchase	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
45	85	$25,000
We limit additional Purchase Payments to the first Annuity Year, however at any time during this year, with prior notice to you, we may further limit your right to add additional Purchase Payments to the Annuity. If we exercise this right, your ability to invest in your Annuity, increase your Account Value and, consequently, increase your Guaranteed Income Amount or death benefit will be limited. This would also impact your ability to make annual contributions to certain qualified plans.
The “Minimum Age for Initial Purchase” applies to the age of the Designated Life or youngest age of the Spousal Designated Lives, and the “Maximum Age for Initial Purchase” applies to the age of the Designated Life or oldest of the Spousal Designated Lives as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
Please see “Requirements for Purchasing The Annuity” for more detail.
Access To Your Money: You can receive income by taking withdrawals or electing Traditional Annuity Payments. Withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). If you elect to receive Traditional Annuity Payments, you convert your Account Value into a stream of future payments. This means you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs as described in “Annuity Options” later in this prospectus.
Under the Defined Income Benefit, you can elect to receive guaranteed lifetime income under the Guaranteed Income Amount Option. Taking lifetime income under this option is different from receiving income through Traditional Annuity Payments over your lifetime. Under the Defined Income Benefit’s payout options, you will receive fixed payments for life that are based on an Income Percentage and Income Growth Rate at the time you purchase your Annuity. You will also have the ability to fully surrender at any time. Payments under either option are not subject to a Contingent Deferred Sales Charge. The Tax Efficient Annuity Payout Option is only available for nonqualified annuity contracts. Please see the “Defined Income Benefit” section of this prospectus for further details on these payout options.
Death Benefit: During the Accumulation Period, you may name a Beneficiary(ies) to receive the proceeds of your Annuity upon your death provided you still have an Account Value. Your Death Benefit must be distributed within the time period required by the tax laws.
Please see “Death Benefit” for more information.
Fees and Charges: The Annuity, including the living benefit, is subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolio.
What does it mean that your Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.
Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the Defined Income Benefit and the opportunity to annuitize the contract which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
Other Information: Please see the section entitled “Other Information” for more information about the Annuity, including legal information about Pruco Life, the Separate Account, and underlying fund.

INVESTMENT OPTION
The AST Multi-Sector Fixed Income Portfolio is the only Investment Option available under the Annuity. The Sub-account invests in the underlying Portfolio whose share price generally fluctuates each Valuation Day. You bear the investment risk for amounts allocated to the Sub-account. If in the future we make two or more Investment Options available under the Annuity, we may allow transfer privileges and we may impose transfer restrictions and transfer fees. In addition, if we make more than one Investment Option available with the Annuity, we may impose investment restrictions and/or conditions on Purchase Payments or allocations to one or more Investment Options.
Because one Investment Option is currently available under the Annuity, an investment in the Annuity involves certain additional limitations and risks. For example, the Annuity does not provide a diverse set of investment choices providing the option to allocate your Purchase Payments or Account Value among a variety of investment choices with different investment styles, objectives, strategies and risks. The performance of your Account Value will depend entirely on the performance of the one underlying Portfolio. The Annuity currently does not offer certain standard investment product features such as portfolio rebalancing, dollar-cost-averaging or transfer privileges. An investment in the Annuity, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor's overall portfolio of investments. The Annuity may not be suitable for all investors. You may want to consult with your Financial Professional to determine if this Annuity is suitable for you.
Variable Investment Option: The Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “Pruco Life and the Separate Account” for more detailed information). The Sub-account invests exclusively in the AST Multi-Sector Fixed Income Portfolio. You should carefully read the prospectus for the AST Multi-Sector Fixed Income Portfolio.
The Portfolio is not a publicly traded mutual fund. The Portfolio is only available as an Investment Option in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. Details about the investment objective, policies, risks, costs and management of the Portfolio are found in the prospectus for the Portfolio. There is no guarantee that the Portfolio will meet its investment objective. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888. Please read the prospectus carefully before investing.
The investment objective and name of the advisor/sub-advisor for the Portfolio appears in the table below.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Multi-Sector Fixed Income Portfolio	Seeks to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
PGIM Fixed Income was formerly known as Prudential Fixed Income. PGIM Fixed Income is a business unit of PGIM, Inc.
The Portfolio is a series of the Advanced Series Trust. The Portfolio is managed by Prudential Investments LLC, which is an affiliated company of Pruco Life (the “Affiliated Portfolio”). Pruco Life and its affiliated companies receive fees and payments from the Affiliated Portfolio, which may be greater than the fees and payments Pruco Life would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by Pruco Life and its affiliated companies with respect to the Affiliated Portfolio, we have an incentive to offer the Affiliated Portfolio over other portfolios sponsored and advised by companies not affiliated with Pruco Life. We have an incentive to offer portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Annuity. Also, in some cases, we offer portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to the Affiliated Portfolio benefit us financially. Pruco Life has selected the Portfolio for inclusion as an investment option under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.
In addition, we may consider whether the Portfolio’s objectives and investment strategy create additional risk to us in light of the guaranteed benefits provided by the Annuity.

DEFINED INCOME BENEFIT
The Defined Income Benefit is a guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to receive periodic income payments over your lifetime (“Single Designated Life”), or over your and your spouse’s lives (“Spousal Designated Lives”). Generally, if your Account Value is reduced to zero and you meet certain requirements, we pay a remaining value based on the “Guaranteed Income Amount.” This benefit also provides for a death benefit equal to the greater of the Account Value and the Return of Purchase Payments Amount (described below), subject to the terms of the benefit. The Defined Income Benefit is part of your Annuity and is not an optional benefit and may not be revoked. You may not terminate the Defined Income Benefit. The Defined Income Benefit will terminate only upon specified events (see “Termination of the Benefit,” below).
When you purchase the Annuity, you must make a permanent decision whether you wish to own the Single or Spousal version of the Defined Income Benefit. Based upon your decision, the Defined Income Benefit guarantees the ability to withdraw the Guaranteed Income Amount . Each Annuity Year, you may withdraw this amount until the death of the Single Designated Life or Remaining Designated Life regardless of the impact of Sub-account performance on the Account Value. The Defined Income Benefit is subject to our rules regarding the timing and amount of withdrawals. Please see below under “Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount” and “Impact of Lifetime Withdrawals on the Guaranteed Income Amount.”
The Defined Income Benefit’s Rate Sheet Prospectus Supplement
The current Income Growth Rate and Income Percentages that are used to determine the Guaranteed Income Amount under the Guaranteed Income Amount Option are disclosed in the Rate Sheet Prospectus Supplement. The applicable Rate Sheet Prospectus Supplement is attached to the prospectus you receive at the time you purchase your Annuity. Rates and effective dates reflected in the Rate Sheet Prospectus Supplement each month replace and supersede those reflected in any prior month’s Rate Sheet Prospectus Supplement. Please refer to the dates on the Rate Sheet Prospectus Supplement at the time you purchase the annuity. If the dates on the Rate Sheet Prospectus Supplement have expired, we will deliver the current Rate Sheet Prospectus Supplement to you.
Please note, in order to receive the applicable Income Growth Rate and Income Percentages stated in a Rate Sheet Prospectus Supplement, your application must be signed and received by us in Good Order within the stated time period during which such rates will be applicable. The rates applicable to your Annuity will not change for the life of your Annuity. This means that the Income Growth Rate and Income Percentages for your Annuity will not change once established. Rates reflected in any Rate Sheet Prospectus Supplement with an effective period that does not include the date you signed your Annuity application and the date we receive it in Good Order will not apply to your Annuity. You should not purchase the Annuity without first obtaining the applicable Rate Sheet Prospectus Supplement, containing the available Income Growth Rate and Income Percentages applicable at the time.
Please see Appendix C to this Prospectus for examples demonstrating how the Guaranteed Income Amount is calculated using various assumed Income Growth Rates and Income Percentages. The examples are purely hypothetical and are intended to illustrate how we would determine the Guaranteed Income Amount for an Annuity. Your Guaranteed Income Amount would be different than the examples in the Appendix depending on the Income Growth Rate and Income Percentages effective at the time you signed your application, your age at the time the initial Purchase Payment is applied, the amount of your initial Purchase Payment, and whether you have elected the single or the spousal version of the Defined Income Benefit. For more information about currently available Income Percentages and Income Growth Rates, please see the current Rate Sheet Prospectus Supplement.
The Guaranteed Income Amount Option
This option is available for both nonqualified and qualified annuities.
You are guaranteed to be able to withdraw the Guaranteed Income Amount for the lifetime of the designated life (or lives) provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. (See “Living Benefit – Owner, Annuitant and Beneficiary Designations” below for details regarding the designated life (or lives).) Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero for any reason other than a withdrawal of Excess Income (“Guarantee Payments”). The Defined Income Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
Although you are guaranteed the ability to withdraw your Guaranteed Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Guaranteed Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Defined Income Benefit (and the Death Benefit would not be payable upon death). In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.
Please note that your Account Value is not guaranteed, can fluctuate and may lose value.

Guaranteed Income Amount
The initial Guaranteed Income Amount is determined on the Issue Date. It is determined by applying the applicable Income Percentage to the Account Value on the Issue Date. The applicable Income Percentage is based on the age of the Single Designated Life, or the younger of the Spousal Designated Lives, on the Issue Date.
On each Valuation Day thereafter, until the date of the first Lifetime Withdrawal, the Guaranteed Income Amount is equal to:

▪
the Guaranteed Income Amount on the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of the Income Growth Rate for each calendar day between the Prior Valuation Day and the Current Valuation Day,

▪
reduced for any Non-Lifetime Withdrawals and increased for any Purchase Payments, if any, made on the Current Valuation Day, as described in the “Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount” and “Additional Purchase Payments(s)” sections below.

Once you have taken the first Lifetime Withdrawal, in any Annuity Year, the remaining Guaranteed Income Amount for that Annuity Year is reduced for Lifetime Withdrawals and increased for Purchase Payments as described in the “Impact of Lifetime Withdrawals on the Guaranteed Income Amount” and “Additional Purchase Payment(s)” sections below. However, once you have made the first Lifetime Withdrawal, the Guaranteed Income Amount will no longer increase based on the Income Growth Rate and will not increase due to fluctuations in your Account Value. On each anniversary of the Issue Date, your remaining Guaranteed Income Amount is increased to equal your then current Guarantee Income Amount. Lifetime Withdrawals that exceed the Guaranteed Income Amount in an Annuity Year will be considered Excess Income and will proportionally reduce the Guaranteed Income Amount available for future Annuity Years.
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, as specified in the applicable Rate Sheet Prospectus Supplement.
If you are receiving this prospectus as a current Owner of the Annuity, for the Income Growth Rate and Income Percentages that apply to your Annuity, please refer to your Annuity contract. Also, we maintain a record of historical Income Growth Rates and Income Percentages in the Statement of Additional Information which is available upon request.
Additional Purchase Payment(s):
You may make additional Purchase Payments to your Annuity at any time within the first Annuity Year, however at any time during that year, with prior notice to you, we may further limit your right to add additional Purchase Payments. Additional Purchase Payments increase the Guaranteed Income Amount by an amount obtained by multiplying the Purchase Payment we accept by the applicable Income Percentage. The applicable Income Percentage is based on the attained age of the Single Designated Life, or the younger of the Spousal Designated Lives, on the date the Purchase Payment is allocated to the Annuity. If this Defined Income Benefit has been issued on a Spousal Designated Lives basis, and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the date of birth of the younger of the Spousal Designated Lives for purposes of determining the applicable Income Percentage.
Please see “Purchasing Your Annuity – Purchase Payment Limitation” below.
Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount: You may designate one or more withdrawals as a Non-Lifetime Withdrawal before you take your first Lifetime Withdrawal. Non-Lifetime Withdrawals, including any Required Minimum Distribution amount you designate as a Non-Lifetime Withdrawal, proportionally reduce the Guaranteed Income Amount by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal. Non-Lifetime Withdrawals that are not Required Minimum Distribution amounts are subject to any applicable Contingent Deferred Sales Charge. There is no limit on the number of Non-Lifetime Withdrawals that you can take. However, Non-Lifetime Withdrawals are subject to the minimum Surrender Value.
Impact of Lifetime Withdrawals on the Guaranteed Income Amount: If you have elected the Guaranteed Income Amount Option, any Lifetime Withdrawal you take will reduce the remaining Guaranteed Income Amount available during an Annuity Year by the amount of the withdrawal on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Guaranteed Income Amount, they will not reduce your Guaranteed Income Amount in subsequent Annuity Years and you cannot carry over the unused portion of the Guaranteed Income Amount to subsequent Annuity Years. Such withdrawals are not subject to Contingent Deferred Sales Charges, are not treated as withdrawals of Purchase Payments and are not subject to the minimum Surrender Value.
All or any portion of a Lifetime Withdrawal that causes cumulative withdrawals in that Annuity Year to exceed the Guaranteed Income Amount for that Annuity Year, called “Excess Income,” will impact the value of the benefit, including a permanent reduction in future guaranteed amounts. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Annuity Years. Each proportional reduction is calculated by multiplying the Guaranteed Income Amount by the ratio of the Excess Income to the Account Value immediately subsequent to the withdrawal of any Guaranteed Income Amount and prior to the withdrawal of the Excess Income (even if both withdrawals occurred in the same day or as one withdrawal request). Each withdrawal of Excess Income is subject to any applicable Contingent Deferred Sales Charge.
In general, withdrawals made from the Annuity during an Annuity Year to meet the Required Minimum Distributions will not be treated as Excess Income if you meet the requirements outlined in the Required Minimum Distributions section.
For examples of the impact of Lifetime and Non-Lifetime Withdrawals on the Guaranteed Income Amount, please see the section below entitled “Examples of Withdrawals Under the Guaranteed Income Amount Option.”

Withdrawal Flexibility: Lifetime Withdrawals are not required. However, once you take the first Lifetime Withdrawal, the Guaranteed Income Amount is not increased in subsequent Annuity Years if you decide not to take a Lifetime Withdrawal in an Annuity Year or take Lifetime Withdrawals in an Annuity Year that, in total, are less than the Guaranteed Income Amount.
You may use the systematic withdrawal program to make withdrawals of the Guaranteed Income Amount (any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit).
The Guaranteed Income Amount Option does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Guaranteed Income Amount, subject to the minimum Surrender Value (see “Surrender Value” below for more detail). Because the Guaranteed Income Amount is determined in a way that is not related to Account Value, it is possible for the Account Value to fall to zero, even though the Guaranteed Income Amount remains.
Please note that there is a possibility you may pass away before receiving lifetime payments from the Defined Income Benefit, or may not receive enough lifetime income to exceed the amount of fees you have paid us for the benefit. However when you pass away, your beneficiaries may receive a death benefit as described in this prospectus. Please see “Death Benefit” in the prospectus. If you purchased the spousal version of this Annuity, then your spousal designated life will have the option to continue the Annuity provided he/she is the sole primary beneficiary and opts to receive the Guaranteed Income Amount.
Account Value is Reduced to Zero under the Guaranteed Income Amount Option
To the extent that your Account Value was reduced to zero as a result of withdrawals in an Annuity Year that are less than or equal to the Guaranteed Income Amount, and Guarantee Payments are still payable under the Defined Income Benefit, we will make an additional payment, if any, for that Annuity Year equal to the remaining Guaranteed Income Amount for the Annuity Year. Thus, in that scenario, the remaining Guaranteed Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Guaranteed Income Amount as described in this section. We will make payments until the death of the Single Designated Life, the simultaneous deaths of both Spousal Designated Lives, or the death of the Remaining Designated Life, as applicable. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. If you take a withdrawal of Excess Income (i.e., a Lifetime Withdrawal that exceeds the Guaranteed Income Amount) that reduces your Account Value to zero or if you take a Non-Lifetime Withdrawal that reduces your Account Value to zero, the Annuity terminates and we will pay no additional amounts to you.
Unless you request an alternate mode of payment we make available, we make such Guarantee Payments once each Annuity Year.
We will commute any Guarantee Payments due and pay you a lump sum if the total Guarantee Payment due each Annuity Year is less than $100. We commute the Guarantee Payments in a manner equivalent to commuting payments for:

▪	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s spouse when Guarantee Payments would begin, or

▪	a single life fixed annuity if there is a Remaining Designated Life under this Rider, or if the Defined Income Benefit was issued with a Single Designated Life.
We use the same basis that is used to calculate the guaranteed annuity rates in the Annuity.
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. If your Account Value is reduced to zero due to withdrawals of Excess Income or annuitization, any Death Benefit value, including the Return of Purchase Payments Amount, will terminate and no Death Benefit amount is payable. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Guaranteed Income Amount or less than or equal to, your Guaranteed Income Amount. (See “Death Benefits” for more information.)
In addition to the guaranteed lifetime income feature, the Defined Income Benefit also provides for annuity payments and a Death Benefit. Please see the “Annuity Options – Annuity Payments under the Defined Income Benefit” section below for a description of annuity options that apply under the Defined Income Benefit. Please see the “Death Benefit – Return of Purchase Payments Death Benefit” section below for a description of the Return of Purchase Payments Death Benefit that applies under the Defined Income Benefit.
Example of Withdrawals Under the Guaranteed Income Amount Option
Examples of dollar-for-dollar and proportional reductions are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Defined Income Benefit or any other fees and charges under the Annuity. We assume the following for the first two examples:

▪	The Issue Date is November 1st

▪	The first withdrawal is a Lifetime Withdrawal under the Guaranteed Income Amount Option

▪	On October 24th of the following calendar year, $2,500 is withdrawn from the Annuity

▪	On October 29th of the same year, $5,000 is also withdrawn from the Annuity,
Example of dollar-for-dollar reductions
On October 24th, Guaranteed Income Amount is $6,000. The Return of Purchase Payment Death Benefit Amount is $115,420. When $2,500 is withdrawn from the Annuity on this date, the remaining Guaranteed Income Amount for that Annuity Year (up to and including October 31st) is $3,500 and the

Return of Purchase Payment Death Benefit Amount is $112,920. This is the result of a dollar-for-dollar reduction of the Guaranteed Income Amount ($6,000 less $2,500 = $3,500) and the Return of Purchase Payment Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of proportional reductions
Continuing the previous example, when the withdrawal of $5,000 occurs on October 29th, the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Guaranteed Income Amount for that Annuity Year to $0 and the Return of Purchase Payment Death Benefit Amount to $109,420 ($112,920 less $3,500 = $109,420). The remaining withdrawal amount of $1,500 reduces the Guaranteed Income Amount in future Annuity Years and the Return of Purchase Payment Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Guaranteed Income Amount and the Return of Purchase Payment Death Benefit Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio	1.31%
Guaranteed Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Guaranteed Income Amount for future Annuity Years	$5,921.40
Return of Purchase Payment Death Benefit Amount after “non” Excess Income	$109,420.00
Less ratio of 1.31%	$1,433.40
Return of Purchase Payment Death Benefit Amount after Excess Income	$107,986.60
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3rd

▪	On October 3rd of the following calendar year, the Guaranteed Income Amount is $6,000, the Return of Purchase Payment Death Benefit Amount is $115,420, and the Account Value is $120,000.

▪	Also on that same October 3rd, $15,000 is withdrawn from the Annuity and is designated as a Non-Lifetime Withdrawal.
All guarantees associated with the Annuity will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Guaranteed Income Amount before Non-Lifetime withdrawal	$6,000.00
Less ratio of 12.5%	$750.00
Guaranteed Income Amount for future Annuity Years	$5,250.00
Return of Purchase Payment Death Benefit Amount before Non-Lifetime withdrawal	$115,420.00
Less ratio of 12.5%	$14,427.50
Return of Purchase Payment Death Benefit Amount after Non-Lifetime withdrawal	$100,992.50
When you make a partial withdrawal that is subject to a CDSC and/or tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the CDSC and/or tax withholding, to determine whether your withdrawal has exceeded the Guaranteed Income Amount. When you take a partial withdrawal, you may request a “gross” withdrawal amount (e.g., $2,000) but then have any CDSC and/or tax withholding deducted from the amount you actually receive. The portion of a withdrawal that exceeded your Guaranteed Income Amount (if any) would be treated as Excess Income and thus would reduce your Guaranteed Income Amount in subsequent years. Alternatively, you may request that a “net” withdrawal amount actually be paid to you (e.g., $2,000), with the understanding that any CDSC and/or tax withholding (e.g., $240) be applied to your remaining Account Value. In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2,000) and the amount of any CDSC and/or tax withholding (in this example, a total of $2,240). The amount of that sum (e.g., the $2,000 you received plus the $240 for the CDSC and/or tax withholding) that exceeds your Guaranteed Income Amount will be treated as Excess Income – thereby reducing your Guaranteed Income Amount in subsequent years. You should carefully consider whether you should take a net withdrawal because it may negatively impact your Defined Income Benefit. Net withdrawals are not available for withdrawals of your Guaranteed Income Amount through our systematic withdrawal program.
Other Important Considerations

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals shortly after you purchase the Annuity, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, but may limit your ability to take advantage of the opportunity to increase your future Guaranteed Income Amount by the Income Growth Rate. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
The current annualized charge for the Defined Income Benefit is 0.80% of the average daily net assets of the Sub-account. You will begin paying this charge on the Issue Date even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. We may increase the Defined Income Benefit Charge one or more times at any time on or after the 7th anniversary of your Issue Date. The maximum annualized charge for the Defined Income Benefit is 1.50% of the average daily net assets of the Sub-account. We will notify you in advance of any change in the charge and will be given an opportunity to “opt out” of any charge increase subject to certain conditions. If you decide to “opt out” of the charge increase, your Guaranteed Income Amount will be reduced as of the next anniversary of your Issue Date. Please see “Fees, Charges and Deductions” later in this prospectus for more information on the “opt out” process.

Facility of Payment: We reserve the right, in settlement of full liability, to make Guarantee Payments to a guardian, relative, or other person deemed eligible by us if a Designated Life payee is deemed to be legally incompetent, as permitted by law.
Proof of Survival: Any Guarantee Payment is subject to evidence we receive in Good Order that the Single Designated Life, at least one of the Spousal Designated Lives, or the Remaining Designated Life is then alive. We may withhold such Guarantee Payments until we receive such evidence or evidence satisfactory to us of the life of the Single Designated Life, at least one of the Spousal Designated Lives or the Remaining Designated Life. We credit interest on such withheld Guarantee Payments at the rate required by law. Should we subsequently determine withheld Guarantee Payments are payable, we will pay the withheld Guarantee Payments and any applicable interest credited in a lump sum.
Recovery of Excess Guarantee Payments: We may recover from you or your estate any Guarantee Payments made after the death of the Single Designated Life or the Remaining Designated Life.
Termination of the Defined Income Benefit
You may not elect to cancel the Defined Income Benefit.
The benefit automatically terminates upon the first to occur of the following:

(i)	your surrender of the Annuity;

(ii)	when annuity payments begin (although if you have elected to receive the Guaranteed Income Amount in the form of annuity payments, we will continue to pay the Guaranteed Income Amount);

(iii)	our receipt of Due Proof of Death of the First Death who is an Owner (or who is the Annuitant if entity owned), if the Remaining Designated Life elects not to continue the Annuity;

(iv)
our receipt of Due Proof of Death of the Owner (or the Annuitant, if the Annuity is entity owned) and there is still an Account Value available in the Annuity and the surviving Spouse is not eligible to continue the benefit because such Spouse is not a Spousal Designated Life;

(v)	the date of receipt of Due Proof of Death of the Single Designated Life or the Remaining Designated Life if a Death Benefit is payable under the Defined Income Benefit;

(vi)	the date of death of the Single Designated Life or the Remaining Designated Life when Account Value is reduced to zero as of the date of death;

(vii)	both the Account Value and Guaranteed Income Amount equal zero; and

(viii)
we process a request to change the Annuitant, Owner or Beneficiary in the certain situations that would cause termination, as discussed in the “Change of Owner, Annuitant, and Beneficiary Designations” section of this Prospectus. (Subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States.)

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law. As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in the Defined Income Benefit through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

PURCHASING YOUR ANNUITY
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of the Annuity and/or acceptance of Purchase Payments. The current conditions are described below. We may change these conditions in the future.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in Good Order, while the Single Designated Life or Spousal Designated Lives, each, are not younger than 45 or older than age 85. The broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $25,000.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers (if applicable), partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Additional Purchase Payments: You may make additional purchase payments to the Annuity during the first Annuity Year provided the Account Value has not been reduced to zero, however at any time during this year, with prior notice to you, we may limit your right to allocate additional Purchase Payments to the Annuity. Additional Purchase Payments are subject to the maximum total Purchase Payment amount of $1,000,000 as noted above, and a minimum amount of $100. Purchase payments are not permitted on or after the Annuity Date. We may limit, restrict, suspend or reject any Purchase Payment, but would do so only on a non-discriminatory basis. See “Purchase Payment Limitation,” below, for more information.
During the time you are permitted to make additional Purchase Payments to the Annuity, on a non-discriminatory basis, we may limit, restrict, suspend or reject any Purchase Payment: (i) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Guaranteed Income Amount is being increased in an unintended fashion. A factor we will use in making a determination as to whether an action is designed to increase the Guaranteed Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s); and (ii) if the Income Percentages and/or Income Growth Rates have changed for new purchasers of the Annuity.
If we exercise this right to limit your Purchase Payment(s), your ability to invest in your Annuity, increase your Account Value and, consequently, increase your Guarantee Income Amount or death benefit will be limited. This would also impact your ability to make annual contributions to certain qualified plans. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
While the Annuity is offered in tax-qualified markets that have annual contribution limits under the Code, please note that this Annuity does not allow for additional Purchase Payments after the first Annuity Year. Please see the Tax Considerations section for additional information on these contribution limits.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is subject to fluctuation in value due to the investment performance of the Sub-account. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies) as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Nonqualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. Further, please be aware that we do not provide administrative services for employer sponsored plans, and may limit the number of plan participants that may elect to use our Annuity as a funding vehicle.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional’s broker-dealer firm. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
SETTING UP YOUR ANNUITY
If you elect the Single version of the Defined Income Benefit:
Single Designated Life: If the Owner is a natural person, the Owner must also be the Annuitant and the Single Designated Life. If the Owner is an entity that we permit, the Annuitant must be the Single Designated Life. You may not name multiple Owners if a Single Designated Life is listed in the Schedule Supplement.
If you elect the Spousal version of the Defined Income Benefit:
Spousal Designated Lives: Such persons must be each other’s Spouse on the Issue Date. If the Owner is a natural person, he/she must be the Annuitant, and one of the Spousal Designated Lives. The sole primary Beneficiary must be the other Spousal Designated Life for as long as the first Spousal Designated Life Owner is alive. If two Owners are named, each must be a Spousal Designated Life. No additional Owners may be named. While both Spousal Designated Lives are alive, each Owner must be designated as the other Owner’s primary Beneficiary. If the Owner is an entity that we permit, the Annuitant must be a Spousal Designated Life, and the Annuitant’s Spouse must be the other Spousal Designated Life. This benefit cannot be utilized when the Owner is an entity unless we allow for the continuation of the Annuity and the Defined Income Benefit by the Remaining Designated Life after the First Death.
Remaining Designated Life
A Remaining Designated Life must be a natural person and must have been listed as one of the Spousal Designated Lives on the Issue Date. A Spousal Designated Life will become the Remaining Designated Life on the earlier of the First Death, or divorce from the other Spousal Designated Life while the Defined Income Benefit is in effect. In the event of the divorce of the Spousal Designated Lives, and the resulting removal of one of the Spousal Designated Lives as an Owner, Annuitant or Beneficiary under the Annuity, the other Spousal Designated Life will become the Remaining Designated Life under the Defined Income Benefit if we receive notice of the divorce, and any other documentation we require, in Good Order, at our Service Office. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a Spousal Designated Life.
General Information Regarding Owner, Annuitant and Beneficiary Designations: The selections you make for these designations are dependent upon your decision to purchase lifetime income for your life or your and your spouse’s lives.

▪
Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners, we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for additional information regarding the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

▪
Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus.

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Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
Please see “Tax Considerations” for information on the effect of applicable law if you are in a civil union, domestic partnership or same-sex marriage.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
Subject to the limitations described below, in general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. As of the Valuation Day we receive an ownership change, including an assignment, any withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office.
While the Defined Income Benefit is in Effect
If you have the Single version of the Defined Income Benefit, any change of the Annuitant under the Annuity will result in the cancellation of the Defined Income Benefit. Similarly, any change of Owner will result in cancellation of the Defined Income Benefit, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you have the Spousal version of the Defined Income Benefit, a change to the Owner or Annuitant will result in the cancellation of the Defined Income Benefit in all cases, except as follows: (a) if one Owner dies and the Remaining Designated Life assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the First Death. If the Spousal Designated Lives divorce, the Defined Income Benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Spousal Designated Life upon re-marriage.
If the Defined Income Benefit Terminates
If the Defined Income Benefit terminates, you would lose all guarantees provided by the Defined Income Benefit, and thus the ability to withdraw the Guaranteed Income Amount and receive the Death Benefit with the Return of Purchase Payments Amount. We will cease to deduct the Defined Income Benefit charge after the Benefit terminates. However we will not refund any Defined Income Benefit charges previously assessed. If the Defined Income Benefit terminates, you will not be able to re-elect the benefit later. If the Defined Income Benefit terminates, you will still have the right to annuitize the Account Value. Depending on the tax status of the annuity, you may receive tax deferral prior to annuitization. You should carefully consider purchasing the Annuity if you anticipate changing the Owner/Annuitant designations. You may name a new Beneficiary(ies), subject to the other limitations on Beneficiary designations noted above with respect to Spousal Designated Lives and a Remaining Designated Life. However, such new Beneficiary(ies) will not be a Spousal Designated Life, and would therefore result in the Defined Income Benefit terminating at the death of the Remaining Designated Life.
In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only. We will reject the following proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity:

▪	a new Annuitant prior to the Annuity Date if the Owner is an entity;

▪
a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
We will also reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame.
Spousal Designations
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouse. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no death benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity.
See “Death Benefits – Spousal Continuation of Annuity” for more information about how the Annuity can be continued by a Custodial Account.

ACCESS TO YOUR ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. The minimum amount for each partial withdrawal is $100. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. Cumulative Lifetime Withdrawals within an Annuity Year that are less than or equal to the Guaranteed Income Amount are not subject to a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, and any Tax Charge that applies. Each of these types of distributions is described more fully below.
SYSTEMATIC WITHDRAWALS FROM YOUR ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals are made from your Account Value. Systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
If you elect to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

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If you have or establish a new systematic withdrawal program for an amount less than, or equal to, your Guaranteed Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

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If you have or establish a new systematic withdrawal program for an amount greater than your Guaranteed Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Guaranteed Income Amount available in future Annuity Years and may also reduce the value of your Death Benefit. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Guaranteed Income Amount will further increase the impact on your future Guaranteed Income Amount and Death Benefit value. Please see the “Defined Income Benefit” and “Death Benefit” sections of this prospectus for information on the impact of withdrawals of Excess Income.

▪	Non-Lifetime Withdrawals may not be taken as systematic withdrawals.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 ½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) will be subject to a CDSC if they exceed the Guaranteed Income Amount under the Defined Income Benefit. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 ½ that are not subject to the 10% penalty.
Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the withdrawal on December 28th or on the last Valuation Day prior to December 28th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions (“RMDs”) are a type of partial withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. RMDs for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ and by December 31st for subsequent calendar years.

Unless designated as a Non-Lifetime Withdrawal, an RMD is considered a Lifetime Withdrawal from the Annuity. The following rules apply to determine if any portion of an RMD amount will be treated as Excess Income.
For purposes of this provision, in relation to any Annuity Year, the “Second Calendar Year” is the calendar year following the calendar year in which the Annuity Year began.
In general, withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as Excess Income. However, if in any Annuity Year, you take a Lifetime Withdrawal in the Second Calendar Year, then the amount which will not be treated as Excess Income is the sum of:

(1)	the remaining Guaranteed Income Amount for that Annuity Year, and

(2)
the Second Calendar Year’s remaining RMD amount less the Guaranteed Income Amount. If the Guaranteed Income Amount is greater than the Second Calendar Year’s remaining RMD amount, then (2) shall be equal to zero, or $0.

Any remaining RMD amount for the Second Calendar Year can be taken in the following Annuity Year.
If, in any Annuity Year, your RMD amount is not greater than the Guaranteed Income Amount, any withdrawals in excess of the Guaranteed Income Amount will be treated as Excess Income. RMD taken as systematic withdrawals will be considered Lifetime Withdrawals.
Please see hypothetical examples below for details.
If you do not comply with the rules described above, any withdrawal that exceeds the Guaranteed Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Guaranteed Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.
For purposes of this provision, RMDs are determined based on the value of this Annuity, and do not include the value of any other annuities, savings or investments subject to the RMD rules. We require three (3) days advance written notice to calculate and process the amount of your withdrawals. You must elect to have RMDs paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly RMDs but does not apply to RMDs taken out on a quarterly, semi-annual or annual basis.
In any year in which the requirement to take RMDs is suspended by law, we reserve the right, regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as an RMD if not for the suspension as eligible for treatment under this provision. Please note that if an RMD was scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the RMD on December 28 or on the last Valuation Day prior to December 28th of that year.
The following applies in the event the Defined Income Benefit terminates: We do not assess a CDSC (if applicable) on RMDs from your Annuity if you are required by law to take such RMDs from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the RMD. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the RMD rules in relation to other savings or investment plans under other qualified retirement plans.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the RMD rules under the Code.
RMD rules do not apply to Roth IRAs during the Owner’s lifetime. See “Tax Considerations” for a further discussion of RMDs.
Example
The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.
Assumptions:
RMD Calendar Year 01/01/2017 to 12/31/2017
Annuity Year 06/01/2016 to 05/31/2017
Guaranteed Income Amount and RMD Amount = $5,000
Remaining Guaranteed Income Amount as of 1/3/2017 = $3,000 (a $2,000 withdrawal was taken on 7/1/2016)
RMD Amount for Calendar Year 2017 = $6,000
The amount you may withdraw in the current Annuity Year (between 1/3/2017 and 5/31/2017) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 – $5,000) = $4,000.
If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2017), the remaining Guaranteed Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2017 (when your Guaranteed Income Amount is reset to $5,000).
If you had chosen to not take any additional withdrawals until on or after 6/1/2017, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

SURRENDERS
SURRENDER VALUE
During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.
We require a minimum Surrender Value of $2,000 after any Partial Withdrawal. We waive this requirement while the Defined Income Benefit is in effect, if you are withdrawing the Guaranteed Income Amount, provided you do not take a withdrawal of Excess Income. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
MEDICALLY-RELATED SURRENDERS
Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The availability and requirements of such a surrender and waiver may vary by state. Please note, this applies to either owner if you elected the spousal version of the benefit and named both spouses as joint owners.
If you request a full surrender, the amount payable will be your Account Value. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences – see the Tax Considerations section of this prospectus.
We waive any applicable CDSC only if:

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the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

▪	the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪	the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪	we receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and/or

▪	no additional Purchase Payments can be made to the Annuity.
We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

▪
first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

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first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not available in the states of California, Connecticut and Massachusetts.

ANNUITY OPTIONS
Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin any payment upon death is determined solely under the terms of the applicable annuity payment option, and you no longer participate in the Defined Income Benefit (unless you have annuitized or began payments under one of the payment options under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant. If the initial monthly annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under the Defined Income Benefit (unless you have annuitized under that benefit) or the Death Benefit described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Annuity Payments under the Defined Income Benefit (Guaranteed Income Amount Option)
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is a Guaranteed Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)
apply your Account Value, less any applicable tax charges, to any other annuity option available for annuity payments not under the Defined Income Benefit (annuity Option 1 and Option 2, described below); or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Guaranteed Income Amount on that date. If this option is elected, the Guaranteed Income Amount will not increase after annuity payments have begun. We will make payments until the death of the Single Designated Life or the Remaining Designated Life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments as:

▪	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s Spouse on the date annual annuity payments would begin, or

▪	as a single life fixed annuity if there is a Remaining Designated Life, or this Rider was issued with a Single Designated Life.
In addition, each of the payments above will consist of ten payments certain (or a lesser number of payments certain if the life expectancy of the Annuitant at the time payments are to begin is less than 10 years, based on applicable Internal Revenue Service tables), by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the length of any annuity payout option, including but not limited to any period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)	the present value of the future Guaranteed Income Amount payments; and

(2)	the Account Value.
Once we receive your election to commence annuity payments, or we make the first payment under a default annuity payment option provision, we will only make annuity payments guaranteed under the specific annuity payment option, and the annuity payment option cannot be changed.
Traditional Annuity Payment Options
If annuity payments are to begin under the terms of your Annuity, you can elect to apply your Account Value less any applicable tax charges to one of the following two options. Annuity Options 1 and 2 will always be available for election.
Please note that you may not annuitize under the Traditional Annuity Options described below within the first three Annuity Years (except as otherwise specified by applicable law).

Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

▪
Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

▪
Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

▪
Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

DEATH BENEFIT
DEATH BENEFIT UNDER THE DEFINED INCOME BENEFIT
If you elected the Single version of the Defined Income Benefit on the Issue Date, and while it is in effect, the Death Benefit payable upon the death of the Single Designated Life is the Return of Purchase Payments Death Benefit. No Death Benefit is payable, however if any of the following have occurred:

•	Guarantee Payments (under the Guaranteed Income Amount Option);

•	Traditional Annuity Payments
If you elected the Spousal version of the Defined Income Benefit on the Issue Date, while it is in effect, the Death Benefit payable upon the First Death is the Account Value. The Death Benefit payable upon the death of the Remaining Designated Life, is the Return of Purchase Payments Death Benefit. No Death Benefit is payable, however if any of the following have occurred:

•	Guarantee Payments (under the Guaranteed Income Amount Option); or

•	Traditional Annuity Payments
The Return of Purchase Payments Death Benefit is equal to the greater of:

▪	the Account Value, or

▪	the Return of Purchase Payments Amount described below.
If we do not receive Due Proof of Death within one year of the death of the Owner (Annuitant if the Annuity is owned by an entity in the case of a Single Designated Life) or the death of the Remaining Designated Life in the case of Spousal Designated Lives, the Death Benefit payable is the Account Value. We reserve the right to waive or extend, on a non-discriminatory basis, our right to enforce the one year deadline for Due Proof of Death. This right will only apply for purposes of determining the amount payable as a Death Benefit, and in no way restricts when a claim may be filed.
All other provisions applicable to Death Benefits under your Annuity will continue to apply.
Return of Purchase Payments Amount
On the Issue Date, the Return of Purchase Payments Amount is equal to your Account Value. On each subsequent Valuation Day, until the date we receive Due Proof of Death of the Single Designated Life or the Remaining Designated Life, as applicable, the Return of Purchase Payments Amount is:

▪	increased by any Purchase Payments made on the current Valuation Day, and

▪	reduced by the effect of withdrawals made on the current Valuation Day, as described below.
A Non-Lifetime Withdrawal will proportionately reduce the Return of Purchase Payments Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income, including Required Minimum Distributions, will reduce the Return of Purchase Payments Amount by the amount of the withdrawal. (For more information about the impact of RMDs, please see “Required Minimum Distributions” section.) All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Return of Purchase Payments Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Death Benefit described above is available only while the Defined Income Benefit is in effect, and then only until your Account Value is reduced to zero. Once your Account Value reduces to zero, the Death Benefit feature of the Defined Income Benefit terminates.
DEATH BENEFIT UPON TERMINATION OF THE DEFINED INCOME BENEFIT
If you have taken actions that have caused the Defined Income Benefit to be terminated, then the Death Benefit is equal to the Account Value, and payable:

1)	If the Annuity is owned by one or more natural persons, upon the death of the Owner (or the first to die, if there are multiple Owners).

2)
If an Annuity is owned by an entity, upon the Annuitant’s death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant’s death.

You should carefully consider any possible actions by you that would cause the Defined Income Benefit to be terminated, as it will impact the value payable as a Death Benefit.
GENERAL DEATH BENEFIT PROVISIONS
We determine the amount of the Death Benefit as of the date we receive Due Proof of Death. We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).

No Death Benefit will be payable if the Annuity terminates or your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under the Defined Income Benefit).
Any Death Benefit amount not paid in full on the date of Due Proof of Death is subject to fluctuation in value due to the investment performance of the Sub-account until the Death Benefit is paid out in full.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is subject to fluctuation in value due to the investment performance of the Sub-account. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
SPOUSAL CONTINUATION OF YOUR ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit. No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the effective date of a spousal continuation will be subject to all provisions of the Annuity, including the CDSC when applicable.
If you elected the Single version of the Defined Income Benefit on the Issue Date and it is in effect on the date of Due Proof of Death, if your spouse chooses to continue ownership of the Annuity the Account Value is increased, if necessary, to equal the Return of Purchase Payments Amount, and the Defined Income Benefit will terminate.
If you elected the Spousal version of the Defined Income Benefit on the Issue Date and it is in effect on the date of Due Proof of Death of the First Death,

▪	If the Remaining Designated Life chooses to continue the Annuity, the Defined Income Benefit will remain in force.

▪
If a Death Benefit is not payable (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the Defined Income Benefit will remain in force unless we are instructed otherwise.

▪
Upon death of the Remaining Designated Life, if their spouse chooses to continue ownership of the Annuity the Account Value is increased, if necessary, to equal the Return of Purchase Payments Amount, and the Defined Income Benefit will terminate.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.
See “Managing Your Annuity – Spousal Designations” for information regarding a same sex surviving spouse’s ability to continue ownership of the Annuity. Please consult your tax or legal advisor for more information.
Your Annuity may only be continued under the spousal continuation provision once.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities Owned By Individuals (Not Associated With Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “5 year deadline”); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5-year deadline.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five-year anniversary of the date of death (the “Qualified 5-year deadline”), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5-year deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 70 ½, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

▪
If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5-year deadline. If the Beneficiary does not begin installments by December 31st of the year following the year of death, then no partial withdrawals will be permitted and we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5-year deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

▪
If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-account, please note that such charges are assessed through a reduction to the Unit value of your investment in the Sub-account, and in that way reduce your Account Value.
Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed against the assets allocated to the Sub-account. The Insurance Charge is the combination of the Mortality & Expense Risk Charge, the Administration Charge, and the Defined Income Benefit Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity’s Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons to whom we guarantee annuity payments will live longer than our assumptions. The charge also covers our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. The charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Finally, the charge compensates Pruco Life for providing the insurance benefits provided under the Defined Income Benefit, Guarantee Payments, and the Return of Purchase Payments Death Benefit.
The Defined Income Benefit Charge: As described in the “Summary of Contract Fees and Charges,” the Defined Income Benefit Charge can be increased one or more times at any time on or after the 7th anniversary of your Issue Date up to the maximum amount reflected therein. We will notify you in advance of any change in the Charge. You will have the option of refusing any charge increase.
If you elect to opt-out of the charge increase, your Guaranteed Income Amount will be permanently reduced by 5% on the next anniversary of your Issue Date, and the Defined Income Benefit Charge will continue at the present rate.
If you wish to opt-out, you must notify us within the stated time period described in our notice to you. When we receive your opt-out request, we will send you a form confirming the estimated dollar amount of the 5% Guaranteed Income Amount reduction. If, at that time, you would still like to elect the opt-out, you must sign and return the form to us at our Service Office in Good Order. Please keep in mind that opting out of the charge increase will have a negative impact to your Guaranteed Income Amount. You may want to consult with your Financial Professional to determine whether opting out is in your best interest.
Also, please keep in mind that while you are receiving your Guaranteed Income Amount its value remains constant, however the amount deducted from your Account Value for the Insurance Charge may vary due to fluctuations of your Account Value.
If you are receiving this Prospectus as a current owner having purchased the Annuity prior to April 28, 2014, the ability to opt-out of a charge increase is not provided for in your contract. For these contracts, the fee shall not be increased unless and until an amended rider is provided to the contract owner. Notwithstanding this, if we decide to increase the charge, we will make the opt-out available to contract owners who purchased prior to April 28, 2014.
The Defined Income Benefit is neither optional nor revocable. However, if the Defined Income Benefit terminates according to the terms of the benefit, then the Defined Income Benefit Charge component of the Insurance Charge will no longer be assessed. We will not refund any charges you have paid.
Fees and Expenses Incurred by the Portfolio: The Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are reflected daily by the Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectus for the Portfolio.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken from the Sub-account. The Annual Maintenance Fee is only deducted if the sum of the Purchase

Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that partial withdrawals are taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains). The CDSC calculation is applied to the Purchase Payments as they are being withdrawn. For example, assume you purchase your Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity. Also assume that two years after the purchase, your Account Value is $85,000 ($75,000 of Purchase Payment plus $10,000 of investment gain) and you take a Non-Lifetime Withdrawal of $50,000. The $50,000 Non-Lifetime Withdrawal would be taken from your $75,000 Purchase Payment and the CDSC would be assessed against the same amount - $50,000 x 0.06 = $3,000. If the Non-Lifetime Withdrawal had exceeded the available Purchase Payments, any remaining withdrawal amounts would have been taken from gains. CDSC is not assessed against Lifetime Withdrawals, as described below.
You can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually received is reduced by any applicable CDSC or tax withholding. Therefore you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. To illustrate, after taking the $50,000 withdrawal described in the example above, and without considering any CDSC or tax withholding, $25,000 would remain of your initial Purchase Payment. But due to the $10,000 in gains prior to the withdrawal, your Account Value would be $35,000 ($85,000 Account Value less the $50,000 withdrawal). If you had asked for a gross withdrawal, you would have received less than the $50,000 you withdrew, because we would have deducted the $3,000 CDSC plus any applicable tax withholding from the requested $50,000. While the amount you actually received would be lower, your Account Value would remain at $35,000. If you had asked for a net withdrawal, however, you would have received the full $50,000, but your Account Value would be lower than $35,000 because we would have deducted the $3,000 CDSC plus any applicable tax withholding from your Account Value.
Under the Defined Income Benefit, Non-Lifetime Withdrawals, excluding those designated as Required Minimum Distributions, are subject to any applicable CDSC, as described above. Lifetime Withdrawals in an Annuity Year that, in total, do not exceed the Guaranteed Income Amount are not subject to a CDSC. However, each withdrawal of Excess Income under the Defined Income Benefit is subject to any applicable CDSC. Withdrawals of Excess Income will reduce the benefits under the Defined Income Benefit. (Please see the “Defined Income Benefit” and “Death Benefit” sections of this prospectus for information on the impact of withdrawals of Excess Income.) Please be aware that under the Defined Income Benefit: (a) for a gross withdrawal, if the amount requested exceeds the Guaranteed Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Guaranteed Income Amount, the excess portion will be treated as Excess Income.
Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments being withdrawn may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.
We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”
Tax Charge: Some states, municipalities and other jurisdictions charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-account equal to any taxes which may be imposed upon the Separate Account. “Surrender Value” refers to the Account Value less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.
We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

TRADITIONAL ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option in the section of this prospectus entitled “Traditional Annuity Payment Options,” upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNT
Currently only one Sub-account is available with the Annuity. When you allocate Account Value to the Sub-account, you are purchasing Units of the Sub-account. The Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolio. The value of the Units also reflects the daily accrual for the Insurance Charge.
Each Valuation Day, we determine the price for a Unit of the Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-account. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be different Unit Prices for the Sub-account to reflect possible variations in charges for the Defined Income Benefit. The Unit Price for the Units you purchase will be based on the total charges that apply to your Annuity.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time).
We will not process any financial transactions involving purchase or redemption orders on days that the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payment: We are required to allocate your initial Purchase Payment to the Sub-account within 2 Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within 5 Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within 2 Valuation Days.
With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. Once your purchase is approved by the firm, we will process your initial Purchase Payment as described above. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, we must promptly return your funds at your request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. You will not be credited with any interest earned on amounts held in that suspense account. Also, the amounts held will not be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments we accept on the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus.
Scheduled Transactions: Scheduled transactions include transfers under systematic withdrawals, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled partial withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.
Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
Same Sex Marriages, Civil Unions and Domestic Partnerships
The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.
It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
Tax Penalty for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled;

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪
the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
After you elect an Annuity Payout Option, you are not eligible for a tax-free exchange under Section 1035.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes.

Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control . In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this Prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2017 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪	The date on which required minimum distributions must begin cannot be later than April 1 st of the calendar year after the calendar year you turn age 70½; and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal penalty described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $54,000 in 2017, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2017, this limit is $270,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2017 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2017. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

▪
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪
If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2017. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2017. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
New Late Rollover Self-Certification
After August 24, 2016, you may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31 st of the year including the five-year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31 st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31 st of the year following the year of death or December 31 st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5-year deadline.

▪
If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31 st of the year including the five-year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5-year deadline.

▪
If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪	If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪	For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

OTHER INFORMATION
PRUCO LIFE AND THE SEPARATE ACCOUNT
Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in the Defined Income Benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life Insurance Company delivers this prospectus to current contract owners that reside outside of the United States.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2016 , non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079
Open Text, Inc	Fax Services	100 Tri-State International Parkway Licolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuity, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute an underlying portfolio , as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available. While we can limit your ability to make any additional Purchase Payments to your Annuity, as discussed above in this Prospectus, should we offer more than one Investment Options we may limit your right to make additional Purchase Payments to any one or more of such Investment Options.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2016, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $5.00 to approximately $237,431.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING FUND
The underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolio are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolio to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
This Annuity will be offered on a fee-based variable annuity platform offered by LPL Financial LLC (“LPL”) through LPL’s Strategic Asset Management advisory program. In connection with that platform, LPL entered into agreements with several variable annuity issuers, including Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, under which such insurers agreed to make upfront and ongoing contributions to defray the technology and systems costs associated with the operation and maintenance of LPL’s platform. LPL in turn agreed, through January 2013, to limit the variable annuities offered through its platform to those issued by such insurers. Because LPL benefited from the contributions from such annuity insurers, there may be a conflict between LPL’s financial interest and its ability to use strictly objective factors to select and/or retain variable annuities available on the platform. However, LPL does not guarantee that such insurers’ variable annuities actually will be used in any client account.
The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2016) received compensation with respect to our annuity business generally during 2016 (or as to which a payment amount was accrued during 2016). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2016 retrospective depiction. During 2016, non-cash compensation received by Firms and Entities ranged from $27.78 to $602,264.01. During 2016, cash compensation received by Firms ranged from $71.45 to $9,137,323.40.
All of the Firms and Entities listed below received non-cash compensation during 2016. In addition, Firms in bold also received cash compensation during 2016.

1st Global Capital Corp.	First Allied Securities Inc	Pacific Life Insurance Company
Advisor Group	First Citizens Bank	Packerland Brokerage Svcs,Inc
Aegon Transamerica	First Financial Services	Park Avenue Securities, LLC
Afore Met Life	First Heartland Capital, Inc.	Parkland Securities

AFS Brokerage, Inc.	First Protective Insurance Group	People's Securities
AFS Financial Group, LLC	First Tennessee Brokerage, Inc	PEPCO Holdings
AIG Advisor Group	Foothill Securities, Inc.	PIMCO
Allegheny Investments LTD.	Foresters Equity Services Inc.	PlanMember Securities Corp.
Allegis Insurance Agency, Inc.	Fortune Financial Services, Inc.	PNC Bank
Allen & Company of Florida, Inc.	Founders Financial Securities, LLC	Presidential Brokerage
Alliance Bernstein L.P.	Franklin Square Capital Partners	Principal Financial Group
Allianz	Franklin Templeton	ProEquities
Allstate Financial Srvcs, LLC	FSC Securities Corp.	Prospera Financial Services, Inc.
ALPS Distributors, Inc.	Garden State Securities, Inc.	Prudential Annuities
AMERICAN PORTFOLIO FIN SVCS INC	GCG Financial	Purshe Kaplan Sterling Investments
Ameritas Investment Corp.	Geneos Wealth Management, Inc.	Questar Capital Corporation
Anchor Bay Securities, LLC	Goldman Sachs & Co.	Raymond James Financial Svcs
Annuity Partners	GWN Securities, Inc.	RBC CAPITAL MARKETS CORPORATION
AON	H. Beck, Inc.	RCM&D Inc.
AQR Capital Management	H.D. Vest Investment	Resource Horizon Group, LLC
Arete Wealth Management	Hantz Financial Services,Inc.	Retirement Benefits Group, LLC
Arlington Securities, Inc.	Harbour Investment, Inc.	RNR Securities, L.L.C.
Astoria Federal Savings	HBW Securities, Inc.	Robert W. Baird & Co., Inc.
AXA Advisors, LLC	Hornor, Townsend & Kent, Inc.	Royal Alliance Associates
Ballew Investments	HSBC	SAGEPOINT FINANCIAL, INC.
Bank of Oklahoma	Independent Financial Grp, LLC	Sammons Securities Co., LLC
Bank of the West	Individual Client	Santander
BBVA Compass Investment Solutions, Inc.	Infinex Financial Group	Saxony Securities, Inc.
BCG Securities, Inc.	Insured Retirement Institute	Schroders Investment Management
Berthel Fisher & Company	Intervest International	Scott & Stringfellow
BlackRock Financial Management Inc.	Invest Financial Corporation	Securian Financial Svcs, Inc.
BOSC, Inc.	Investacorp	Securities America, Inc.
Broker Dealer Financial Services	Investment Professionals	Securities Service Network
Brokers International	Investors Capital Corporation	Sigma Financial Corporation
Cadaret, Grant & Co., Inc.	J.J.B. Hilliard Lyons, Inc.	Signator Investors, Inc.
Calton & Associates, Inc	J.P. Morgan	SII Investments, Inc.
Cambridge Advisory Group	J.W. Cole Financial, Inc.	Sorrento Pacific Financial LLC
Cambridge Investment Research, Inc.	Janney Montgomery Scott, LLC.	Specialized Schedulers
CAPE SECURITIES, INC.	Jennison Associates, LLC	Sterling Monroe Securities, LLC
Capital Analysts	Jennison Dryden Mutual Funds	Sterne Agee Financial Services, Inc.
Capital Financial Services	John Hancock	Stifel Nicolaus & Co.
Capital Investment Group, Inc.	Kestra Financial, Inc.	Strategic Advisors, Inc.
Capitol Securities Management, Inc.	KEY INVESTMENT SERVICES LLC	STRATEGIC FIN ALLIANCE INC
Castle Rock Investment Company	KMS Financial Services, Inc.	Summit Brokerage Services, Inc
CCF Investments, Inc.	Kovack Securities, Inc.	Sunbelt Business Advisors
CCO Investment Services Corp	LANC	Sunbelt Securities, Inc.
Centaurus Financial, Inc.	LaSalle St. Securities, LLC	Sunset Financial Services, Inc
Cetera Advisor Network LLC	LAX-Prudential	SunTrust Investment Services, Inc.
Cetera Financial Group LLC	Legend Equities Corporation	SWBC Investment Services
Cetera Investment Services	Legg Mason	T. Rowe Price Group, Inc.
CFD Investments, Inc.	Lewis Financial Group, L.C.	TFS Securities, Inc.
CHAR	Lincoln Financial Advisors	The Investment Center
Citigroup Global Markets Inc.	Lincoln Financial Securities Corporation	The O.N. Equity Sales Co.
Citizens Bank and Trust Company	Lincoln Investment Planning	The Prudential Insurance Company of America
Client One Securities LLC	Lion Street	The Strategic Financial Alliance Inc.
CMDA	LPL Financial Corporation	Touchstone Investments
COMERICA SECURITIES, INC.	M and T Bank Corporation	TransAmerica Financial Advisors, Inc.
Commonwealth Financial Network	Mass Mutual Financial Group	Triad Advisors, Inc.
Comprehensive Asset Management	Merrill Lynch, P,F,S	Trustmont Financial Group, Inc.

Coordinated Capital Securities Inc	MetLife	UBS Financial Services, Inc.
COPA	MFS	Umpqua Investments
Country Financial	MML Investors Services, Inc.	United Planners Fin. Serv.
Craig Schubert	Money Concepts Capital Corp.	US Bank
Creative Capital	Morgan Stanley Smith Barney	USA Financial Securities Corp.
Crescent Securities Group	Mountain Development	VALIC Financial Advisors, Inc
Crown Capital Securities, L.P.	Mutual of Omaha Bank	VOYA Financial Advisors
CUNA Brokerage Svcs, Inc.	National Planning Corporation	WADDELL & REED INC.
CUSO Financial Services, L.P.	National Securities Corp.	WAYNE HUMMER INVESTMENTS LLC
David Lerner and Associates	Neuberger Berman	Wedbush Morgan Securities
Eaton Vance	Newbridge Securities Corp.	Wellington Asset Mgt.
Edward Jones & Co.	Next Financial Group, Inc.	Wells Fargo Advisors LLC
Equity Services, Inc.	NFP (National Financial Partners Corporation)	WELLS FARGO ADVISORS LLC - WEALTH
Fidelity Investments	NOCA	WFG Investments, Inc.
Fifth Third Securities, Inc.	North Ridge Securities Corp.	Wintrust Financial Corporation
Financial Planning Consultants	Omnivest, Inc.	Woodbury Financial Services
Financial Security Management, Inc.	OneAmerica Securities, Inc.	World Equity Group, Inc.
Financial West Group	OPPENHEIMER & CO, INC.
The Firms listed below received cash compensation during 2016 but did not receive any non-cash compensation.

BB&T Investment Services, Inc.
Capital One Investment Services, LLC
Investment Centers of America
M Holdings Securities, Inc
PNC Investments, LLC
Raymond James & Associates
Wall Street Financial Group
Wells Fargo Investments LLC
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a Financial Professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages . It is possible that Pruco’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Historical Income Growth Rates and Income Percentages

▪	Financial Statements
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – ACCUMULATION UNIT VALUES
The following tables show the accumulation unit values and the number of outstanding units for the variable investment option under the Annuity on the last business day of the periods shown. The unit values and number of units outstanding are for Annuities under the Separate Account with the same daily asset charge which may include other annuities offered.

PRUDENTIAL DEFINED INCOME
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.10%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
04/29/2013* to 12/31/2013	$9.99909	$9.92508	0
01/01/2014 to 12/31/2014	$9.92508	$9.81573	0
01/01/2015 to 12/31/2015	$9.81573	$9.70745	0
01/01/2016 to 12/31/2016	$9.70745	$9.60132	0
AST Multi-Sector Fixed Income Portfolio
02/25/2013 to 12/31/2013	$9.99909	$9.57903	0
01/01/2014 to 12/31/2014	$9.57903	$10.53178	72,391
01/01/2015 to 12/31/2015	$10.53178	$10.09622	112,008
01/01/2016 to 12/31/2016	$10.09622	$10.87675	190,877
*Denotes the start date of these sub-accounts

PRUDENTIAL DEFINED INCOME
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With Defined Income Benefit - Single and Spousal Designated Lives (1.90%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
04/29/2013* to 12/31/2013	$9.99842	$9.87017	28,057
01/01/2014 to 12/31/2014	$9.87017	$9.68266	293,181
01/01/2015 to 12/31/2015	$9.68266	$9.49871	254,929
01/01/2016 to 12/31/2016	$9.49871	$9.31875	242,440
AST Multi-Sector Fixed Income Portfolio
02/25/2013 to 12/31/2013	$9.99842	$9.51265	73,129,351
01/01/2014 to 12/31/2014	$9.51265	$10.37423	233,324,604
01/01/2015 to 12/31/2015	$10.37423	$9.86464	412,192,755
01/01/2016 to 12/31/2016	$9.86464	$10.54150	655,186,639
*Denotes the start date of these sub-accounts

APPENDIX B – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES
ISSUED IN CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below.

State	State Variation
California
Contingent Deferred Sales Charge is referred to as Surrender Charge.
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” there is no restriction on ownership changes or assignments. However, your right to assign, transfer or pledge the Annuity for a loan may be limited if the Annuity is used as an Individual Retirement Annuity (“IRA”) or other qualified investment that is given beneficial tax treatment under the Code.
In the "Surrenders" section of this prospectus under "Medically-Related Surrenders," Medically-Related Surrenders are not available.

Connecticut
In the “Surrenders” section of this prospectus under “Medically-Related Surrenders.” Medically-Related Surrenders are not available.
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” the reserved right to reject ownership changes only applies if the proposed new owner is a structured settlement company or institutional investor.

Florida
In the “Annuity Options” section of the prospectus, there is a one Year waiting period for annuitization.
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” there is no restriction on ownership changes or assignments. However, your right to assign, transfer or pledge the Annuity for a loan may be limited if the Annuity is used as an Individual Retirement Annuity (“IRA”) or other qualified investment that is given beneficial tax treatment under the Code.
With respect to those who are 65 years or older on the date of purchase, in no event will the Contingent Deferred Sales Charge exceed 10% in accordance with Florida law.

Massachusetts
In the “Annuity Options” section of the prospectus, the Annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under annuity option or any lifetime withdrawal option benefit.
In the “Surrenders” section of this prospectus under “Medically-Related Surrenders,” Medically-Related Surrenders are not available.

Montana
In the “Annuity Options” section of this prospectus, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.

New Jersey
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” the reserved right to reject ownership changes and assignments only applies if the proposed new owner is a structure settlement company or institutional investor.
In the “Annuity Options” section of this prospectus, the minimum annuity payment and minimum surrender value at the time of annuitization is not applicable

New Mexico	In the “Fees, Charges and Deductions” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in New Mexico
North Carolina	In the “Fees, Charges and Deductions” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in North Carolina
Oregon
In the “Fees, Charges and Deductions” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in Oregon.
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” there is no reserved right to reject any transfer, assignment or pledge, but the right to transfer, assign or pledge the Annuity may be limited depending on the use of the Annuity

Pennsylvania
In the “Fees, Charges and Deductions” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in Pennsylvania. In the event that a premium tax becomes applicable, we will notify you of the amount of the tax and its effect upon any payments to be made

Texas
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” there is no reserved right to reject any transfer, assignment or pledge, but the right to transfer, assign or pledge the Annuity may be limited depending on the use of the Annuity.
In the “Fees, Charges and Deductions” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in Texas.
In the “Annuity Options” section of this prospectus, the minimum annuity payment is $20 per month

B-1

APPENDIX C – DEFINED INCOME BENEFIT SAMPLE CALCULATIONS
The initial Guaranteed Income Amount (GIA) is determined on the Issue Date. It is determined by applying the applicable Income Percentage to the Account Value on the Issue Date. Additional Purchase Payments will increase the GIA by applying the amount of the Purchase Payment to the applicable Income Percentage (based on the attained age of the youngest Designated Life) on the date the Purchase Payment is allocated to your Annuity.
For the applicable Income Percentage rates associated with any additional Purchase Payments made after the Issue Date, please see the rates disclosed in the applicable Rate Sheet Prospectus Supplement, or contact us or your Financial Professional. You may make additional Purchase Payments to your Annuity at any time within the first Annuity Year, however at any time during this year, with prior notice to you, we may limit your right to add additional Purchase Payments.
The following examples are purely hypothetical and are for illustrative purposes only. They are intended to provide examples of how we would calculate the Guaranteed Income Amount based on the Income Percentages and Income Growth Rate provided in the prospectus or a Rate Sheet Prospectus Supplement. They also assume that the application was signed, received, and funded within the parameters disclosed in the prospectus or on the Rate Sheet Prospectus Supplement. The hypothetical examples are also designed to show how the Rate Sheet Prospectus Supplement may change from month to month for newly issued Annuities. Please note that once your Annuity is issued, the assigned rates will not change. Please also note, your GIA would be different than the examples shown below depending on the Income Percentage and Income Growth Rate effective at the time you sign your application, your age at the time of the initial Purchase Payment is applied, the amount of your initial Purchase Payment, and whether you have elected the single or spousal version.
Hypothetical Rate Sheet Prospectus Supplement Examples:
Rate Sheet Prospectus Supplement effective between June 1, and June 30

Attained Age	Income Percentage	Income Growth Rate
60	4.50%	5.00% (for all ages)
61	4.60%
62	4.70%
63	4.80%
64	4.90%
65	5.00%
Scenario 1, calculating the GIA based on a single Purchase Payment:
Application Signed Date: June 24
Issue Date: July 5 of the same calendar year in which the application was signed
Purchase Payment Received: $100,000
Age: 62
The Income Percentages and Income Growth Rate are set based on the rates effective between June 1 and June 30. As a result, the initial Income Percentage will be 4.70% and the Income Growth Rate assigned to the Annuity will be 5.00%. The initial Guaranteed Income Amount is $4,700, which is determined by multiplying the Account Value on the Issue Date ($100,000) by the applicable Income Percentage (4.70%).
Rate Sheet Prospectus Supplement effective between July 1 and July 31

Attained Age	Income Percentage	Income Growth Rate
60	4.70%	5.50% (for all ages)
61	4.80%
62	4.90%
63	5.00%
64	5.10%
65	5.20%
Scenario 2, calculating the GIA based on a single Purchase Payment, and one additional Purchase Payment:
Application Signed Date: July 15
Issue Date: July 17 of the same calendar year in which the application was signed
Purchase Payments Received:

▪	$100,000 on the Issue Date

▪	Additional Purchase Payment of $10,000 on November 17 of the same calendar year

C-1

Age on the Issue Date: 62
The Income Percentages and Income Growth Rate are set based on the rates effective between July 1 and July 31. As a result, the initial Income Percentage will be 4.90% and the Income Growth Rate assigned to the annuity will be 5.50%.
The initial Guaranteed Income Amount will be $4,900, which is determined by multiplying Account Value on the Issue Date ($100,000) by the Income Percentage (4.90%).
When the additional Purchase Payment of $10,000 is deposited exactly four months later, the Designated Life is now age 63. The increase to the GIA will continue to be based on the Rate Sheet Prospectus Supplement effective between July 1 and July 31. In this scenario, the current GIA would be increased by $500 since the Income Percentage assigned to the $10,000 additional Purchase Payment was 5% based on the attained age of 63.
To calculate the new GIA for the Annuity after the additional Purchase Payment, we would first take the current GIA of $4,989.21 (the initial $4,900 GIA that has increased by 5.5% Income Growth Rate for four months). We would then add the $500 GIA increase that was applicable to the additional Purchase Payment, resulting in a new total GIA of $5,489.21.
Scenario 3, calculating the GIA based on a single Purchase Payment, where the Designated Life has attained a new age between the date the application was signed and subsequently issued:
Application Signed Date: July 1
Issue Date: July 12 of the same calendar year in which the application was signed
Purchase Payment(s) Received: $100,000
Age: 64 on the application signed date, turning age 65 prior to the Issue Date
The Income Percentage and Income Growth Rate are set based on the rates effective between July 1 and July 31. As a result, the initial Income Percentage will be 5.20% and the Income Growth Rate assigned to the annuity will be 5.50%.
The initial Guaranteed Income Amount will be $5,200, which is determined by multiplying the Account Value on the Issue Date ($100,000) by the Income Percentage (5.20%).
Scenario 4, your application was either received or funded beyond the time frames disclosed on your Rate Sheet Prospectus Supplement: The Annuity would not be issued as the application was either not received in Good Order or the Annuity was not funded within the time frames disclosed on your Rate Sheet Prospectus Supplement. As a result, you would need to submit additional paperwork if you still wish to purchase the Annuity. Your Annuity would be eligible to receive the then current rates that are being offered on the Rate Sheet Prospectus Supplement (as of the date you signed the form), which could be higher or lower than the rates on the date you had first signed the Annuity application.

C-2

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY SERIES DESCRIBED IN PROSPECTUS (MAY 1, 2017)

(print your name)

(address)

(city/state/zip code)
Please see the section of this prospectus
entitled “How To Contact Us” for
where to send your request for
a Statement of Additional Information

PDIPROS

PDIPROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2017
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS
The Prudential Defined Income Variable Annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $25,000 or more. Subject to certain restrictions, you can make additional purchase payments of not less than $100 at any time during the accumulation phase.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Defined Income Variable Annuity prospectus dated May 1, 2017. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

1

COMPANY
Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2016 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life, PAD received commissions of $708,725,705.69, $697,921,302.44 and $773,337,473 in 2016, 2015, and 2014, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2016) received payment with respect to annuity business during 2016 (or as to which a payment amount was accrued during 2016). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2016, non-cash compensation received by Firms and Entities ranged from $27.78 to $602,264.01. During 2016, cash compensation received by Firms ranged from $71.45 to $9,137,323.40.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:
(a) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus
(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(b) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus
(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.
We value the assets in each Sub-account at their fair market value in accordance with accepted accounting principles and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

3

HISTORICAL INCOME GROWTH RATES AND INCOME PERCENTAGES
The rates below apply for applications signed between February 15, 2017 and April 14, 2017.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after April 15, 2017 . Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
5.00%
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.60%	3.10%	66	5.80%	5.30%
46	3.75%	3.25%	67	5.85%	5.35%
47	3.85%	3.35%	68	5.85%	5.35%
48	4.00%	3.50%	69	5.90%	5.40%
49	4.15%	3.65%	70	5.95%	5.45%
50	4.20%	3.70%	71	6.05%	5.55%
51	4.30%	3.80%	72	6.10%	5.60%
52	4.40%	3.90%	73	6.20%	5.70%
53	4.55%	4.05%	74	6.25%	5.75%
54	4.65%	4.15%	75	6.35%	5.85%
55	4.75%	4.25%	76	6.40%	5.90%
56	4.85%	4.35%	77	6.45%	5.95%
57	4.95%	4.45%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.60%	6.10%
59	5.10%	4.60%	80	6.65%	6.15%
60	5.20%	4.70%	81	6.75%	6.25%
61	5.30%	4.80%	82	6.85%	6.35%
62	5.40%	4.90%	83	6.95%	6.45%
63	5.55%	5.05%	84	7.05%	6.55%
64	5.65%	5.15%	85+	7.15%	6.65%
65	5.75%	5.25%
The rates below apply for applications signed between December 15, 2016 and February14, 2017.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after February 15, 2017 . Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
5.00%
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

4

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.35%	2.85%	66	5.55%	5.05%
46	3.50%	3.00%	67	5.60%	5.10%
47	3.60%	3.10%	68	5.60%	5.10%
48	3.75%	3.25%	69	5.65%	5.15%
49	3.90%	3.40%	70	5.70%	5.20%
50	3.95%	3.45%	71	5.80%	5.30%
51	4.05%	3.55%	72	5.85%	5.35%
52	4.15%	3.65%	73	5.95%	5.45%
53	4.30%	3.80%	74	6.00%	5.50%
54	4.40%	3.90%	75	6.10%	5.60%
55	4.50%	4.00%	76	6.15%	5.65%
56	4.60%	4.10%	77	6.20%	5.70%
57	4.70%	4.20%	78	6.30%	5.80%
58	4.75%	4.25%	79	6.35%	5.85%
59	4.85%	4.35%	80	6.40%	5.90%
60	4.95%	4.45%	81	6.50%	6.00%
61	5.05%	4.55%	82	6.60%	6.10%
62	5.15%	4.65%	83	6.70%	6.20%
63	5.30%	4.80%	84	6.80%	6.30%
64	5.40%	4.90%	85+	6.90%	6.40%
65	5.50%	5.00%
The rates below apply for applications signed between September 15, 2016 and December 14, 2016 .
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after December 15, 2016 . Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
5.00%
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

5

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.45%	4.95%
46	3.40%	2.90%	67	5.50%	5.00%
47	3.50%	3.00%	68	5.50%	5.00%
48	3.65%	3.15%	69	5.55%	5.05%
49	3.80%	3.30%	70	5.60%	5.10%
50	3.85%	3.35%	71	5.70%	5.20%
51	3.95%	3.45%	72	5.75%	5.25%
52	4.05%	3.55%	73	5.85%	5.35%
53	4.20%	3.70%	74	5.90%	5.40%
54	4.30%	3.80%	75	6.00%	5.50%
55	4.40%	3.90%	76	6.05%	5.55%
56	4.50%	4.00%	77	6.10%	5.60%
57	4.60%	4.10%	78	6.20%	5.70%
58	4.65%	4.15%	79	6.25%	5.75%
59	4.75%	4.25%	80	6.30%	5.80%
60	4.85%	4.35%	81	6.40%	5.90%
61	4.95%	4.45%	82	6.50%	6.00%
62	5.05%	4.55%	83	6.60%	6.10%
63	5.20%	4.70%	84	6.70%	6.20%
64	5.30%	4.80%	85+	6.80%	6.30%
65	5.40%	4.90%
The rates below apply for applications signed between June 15, 2016 and September 14, 2016.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after September 15, 2016 . Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
5.75%
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

6

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.20%	5.70%
53	4.25%	3.75%	74	6.25%	5.75%
54	4.40%	3.90%	75	6.30%	5.80%
55	4.55%	4.05%	76	6.40%	5.90%
56	4.65%	4.15%	77	6.50%	6.00%
57	4.80%	4.30%	78	6.60%	6.10%
58	4.95%	4.45%	79	6.70%	6.20%
59	5.05%	4.55%	80	6.80%	6.30%
60	5.15%	4.65%	81	6.90%	6.40%
61	5.25%	4.75%	82	7.00%	6.50%
62	5.35%	4.85%	83	7.10%	6.60%
63	5.45%	4.95%	84	7.20%	6.70%
64	5.55%	5.05%	85+	7.30%	6.80%
65	5.75%	5.25%

The rates below apply for applications signed between March 15, 2016 and June 14, 2016.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after June 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

7

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

8

The rates below apply for applications signed between February 15, 2016 and March 14, 2016.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after March 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

9

The rates below apply for applications signed between January 15, 2016 and February 14, 2016.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after February 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

10

The rates below apply for applications signed between December 15, 2015 and January 14, 2016.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after January 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

11

The rates below apply for applications signed between November 15, 2015 and December 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after December 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

12

The rates below apply for applications signed between October 15, 2015 and November 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after November 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

13

The rates below apply for applications signed between September 15, 2015 and October 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after October 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

14

The rates below apply for applications signed between August 15, 2015 and September 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after September 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

15

The rates below apply for applications signed between July 15, 2015 and August 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after August 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

16

The rates below apply for applications signed between June 15, 2015 and July 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after July 15, 2015.  Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

17

The rates below apply for applications signed between May 15, 2015 and June 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after June 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

18

The rates below apply for applications signed between April 27, 2015 and May 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after May 15, 2015.  Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

19

The rates below apply for applications signed between April 15, 2015 and April 26, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after April 27, 2015.   Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

20

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MARCH 15, 2015 AND APRIL 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after APRIL 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

21

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 15, 2015 AND MARCH 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after MARCH 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

22

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JANUARY 15, 2015 AND FEBRUARY 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after FEBRUARY 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

23

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MAY 15, 2014 AND JANUARY 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JANUARY 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

24

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 15, 2014 AND MAY 14, 2014.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after MAY 15, 2014. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
6.00%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.40%	2.90%	66	5.95%	5.45%
46	3.55%	3.05%	67	6.00%	5.50%
47	3.65%	3.15%	68	6.05%	5.55%
48	3.80%	3.30%	69	6.10%	5.60%
49	3.95%	3.45%	70	6.15%	5.65%
50	4.05%	3.55%	71	6.20%	5.70%
51	4.20%	3.70%	72	6.25%	5.75%
52	4.35%	3.85%	73	6.30%	5.80%
53	4.45%	3.95%	74	6.35%	5.85%
54	4.60%	4.10%	75	6.40%	5.90%
55	4.75%	4.25%	76	6.50%	6.00%
56	4.85%	4.35%	77	6.60%	6.10%
57	5.00%	4.50%	78	6.70%	6.20%
58	5.15%	4.65%	79	6.80%	6.30%
59	5.25%	4.75%	80	6.90%	6.40%
60	5.40%	4.90%	81	7.00%	6.50%
61	5.50%	5.00%	82	7.10%	6.60%
62	5.60%	5.10%	83	7.20%	6.70%
63	5.70%	5.20%	84	7.30%	6.80%
64	5.80%	5.30%	85+	7.40%	6.90%
65	5.90%	5.40%

25

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN OCTOBER 15, 2013 AND FEBRUARY 14, 2014.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after FEBRUARY 15, 2014. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
6.00%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.40%	5.90%
53	4.55%	4.05%	74	6.45%	5.95%
54	4.70%	4.20%	75	6.50%	6.00%
55	4.85%	4.35%	76	6.60%	6.10%
56	4.95%	4.45%	77	6.70%	6.20%
57	5.10%	4.60%	78	6.80%	6.30%
58	5.25%	4.75%	79	6.90%	6.40%
59	5.35%	4.90%	80	7.00%	6.50%
60	5.50%	5.00%	81	7.10%	6.60%
61	5.60%	5.10%	82	7.20%	6.70%
62	5.70%	5.20%	83	7.30%	6.80%
63	5.80%	5.30%	84	7.40%	6.90%
64	5.90%	5.40%	85+	7.50%	7.00%
65	6.00%	5.50%

26

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN SEPTEMBER 1, 2013 AND OCTOBER 14, 2013.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after October 15, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
6.00%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.35%	2.85%	66	5.90%	5.40%
46	3.50%	3.00%	67	5.95%	5.45%
47	3.60%	3.10%	68	6.00%	5.50%
48	3.75%	3.25%	69	6.05%	5.55%
49	3.90%	3.40%	70	6.10%	5.60%
50	4.00%	3.50%	71	6.15%	5.65%
51	4.15%	3.65%	72	6.20%	5.70%
52	4.30%	3.80%	73	6.25%	5.75%
53	4.40%	3.90%	74	6.30%	5.80%
54	4.55%	4.05%	75	6.35%	5.85%
55	4.70%	4.20%	76	6.45%	5.95%
56	4.80%	4.30%	77	6.55%	6.05%
57	4.95%	4.45%	78	6.65%	6.15%
58	5.10%	4.60%	79	6.75%	6.25%
59	5.20%	4.70%	80	6.85%	6.35%
60	5.35%	4.85%	81	6.95%	6.45%
61	5.45%	4.95%	82	7.05%	6.55%
62	5.55%	5.05%	83	7.15%	6.65%
63	5.65%	5.15%	84	7.25%	6.75%
64	5.75%	5.25%	85+	7.35%	6.85%
65	5.85%	5.35%

27

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JULY 15, 2013 AND AUGUST 31, 2013.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after SEPTEMBER 1, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
6.00%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.15%	2.65%	66	5.70%	5.20%
46	3.30%	2.80%	67	5.75%	5.25%
47	3.40%	2.90%	68	5.80%	5.30%
48	3.55%	3.05%	69	5.85%	5.35%
49	3.70%	3.20%	70	5.90%	5.40%
50	3.80%	3.30%	71	5.95%	5.45%
51	3.95%	3.45%	72	6.00%	5.50%
52	4.10%	3.60%	73	6.05%	5.55%
53	4.20%	3.70%	74	6.10%	5.60%
54	4.35%	3.85%	75	6.15%	5.65%
55	4.50%	4.00%	76	6.25%	5.75%
56	4.60%	4.10%	77	6.35%	5.85%
57	4.75%	4.25%	78	6.45%	5.95%
58	4.90%	4.40%	79	6.55%	6.05%
59	5.00%	4.50%	80	6.65%	6.15%
60	5.15%	4.65%	81	6.75%	6.25%
61	5.25%	4.75%	82	6.85%	6.35%
62	5.35%	4.85%	83	6.95%	6.45%
63	5.45%	4.95%	84	7.05%	6.55%
64	5.55%	5.05%	85+	7.15%	6.65%
65	5.65%	5.15%

28

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JUNE 17, 2013 AND JULY 14, 2013.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JULY 15, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.00%	2.50%	66	5.55%	5.05%
46	3.15%	2.65%	67	5.60%	5.10%
47	3.25%	2.75%	68	5.65%	5.15%
48	3.40%	2.90%	69	5.70%	5.20%
49	3.55%	3.05%	70	5.75%	5.25%
50	3.65%	3.15%	71	5.80%	5.30%
51	3.80%	3.30%	72	5.85%	5.35%
52	3.95%	3.45%	73	5.90%	5.40%
53	4.05%	3.55%	74	5.95%	5.45%
54	4.20%	3.70%	75	6.00%	5.50%
55	4.35%	3.85%	76	6.10%	5.60%
56	4.45%	3.95%	77	6.20%	5.70%
57	4.60%	4.10%	78	6.30%	5.80%
58	4.75%	4.25%	79	6.40%	5.90%
59	4.85%	4.35%	80	6.50%	6.00%
60	5.00%	4.50%	81	6.60%	6.10%
61	5.10%	4.60%	82	6.70%	6.20%
62	5.20%	4.70%	83	6.80%	6.30%
63	5.30%	4.80%	84	6.90%	6.40%
64	5.40%	4.90%	85+	7.00%	6.0%
65	5.50%	5.00%

29

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MAY 1, 2013 AND JUNE 16, 2013.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JUNE 17, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.00%	2.50%	66	5.10%	4.60%
46	3.10%	2.60%	67	5.20%	4.70%
47	3.20%	2.70%	68	5.30%	4.80%
48	3.30%	2.80%	69	5.40%	4.90%
49	3.40%	2.90%	70	5.50%	5.00%
50	3.50%	3.00%	71	5.60%	5.10%
51	3.60%	3.10%	72	5.70%	5.20%
52	3.70%	3.20%	73	5.80%	5.30%
53	3.80%	3.30%	74	5.90%	5.40%
54	3.90%	3.40%	75	600%	5.50%
55	4.00%	3.50%	76	6.10%	5.60%
56	4.10%	3.60%	77	6.20%	5.70%
57	4.20%	3.70%	78	6.30%	5.80%
58	4.30%	3.80%	79	6.40%	5.90%
59	4.40%	3.90%	80	6.50%	6.00%
60	4.50%	4.00%	81	6.60%	6.10%
61	4.60%	4.10%	82	6.70%	6.20%
62	4.70%	4.20%	83	6.80%	6.30%
63	4.80%	4.30%	84	6.90%	6.40%
64	4.90%	4.40%	85+	7.00%	6.00%
65	5.00%	4.50%

30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$96,410,894	$148,549,257	$162,270,550	$11,278,451	$14,319,345
Net Assets	$96,410,894	$148,549,257	$162,270,550	$11,278,451	$14,319,345

NET ASSETS, representing:
Accumulation units	$96,410,894	$148,549,257	$162,270,550	$11,278,451	$14,319,345
	$96,410,894	$148,549,257	$162,270,550	$11,278,451	$14,319,345

Units outstanding	84,822,091	57,300,996	55,259,882	3,816,322	5,306,901

Portfolio shares held	9,641,089	12,096,845	3,961,683	433,953	592,198
Portfolio net asset value per share	$10.00	$12.28	$40.96	$25.99	$24.18
Investment in portfolio shares, at cost	$96,410,894	$134,806,127	$107,011,216	$7,510,268	$9,287,063

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$97,140	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,513,122	2,204,243	2,349,213	159,895	208,183
NET INVESTMENT INCOME (LOSS)	(1,415,982)	(2,204,243)	(2,349,213)	(159,895)	(208,183)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,962,348	6,599,432	590,054	813,920
Net change in unrealized gain (loss) on investments	—	6,906,494	(1,236,079)	355,892	234,651
NET GAIN (LOSS) ON INVESTMENTS	—	8,868,842	5,363,353	945,946	1,048,571

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,415,982)	$6,664,599	$3,014,140	$786,051	$840,388

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$231,803,088	$148,803,486	$3,664,511	$273,087,884	$52,073,305
Net Assets	$231,803,088	$148,803,486	$3,664,511	$273,087,884	$52,073,305

NET ASSETS, representing:
Accumulation units	$231,803,088	$148,803,486	$3,664,511	$273,087,884	$52,073,305
	$231,803,088	$148,803,486	$3,664,511	$273,087,884	$52,073,305

Units outstanding	78,961,808	31,833,690	681,242	91,196,336	22,600,017

Portfolio shares held	8,559,937	29,177,154	136,278	5,386,349	1,893,575
Portfolio net asset value per share	$27.08	$5.10	$26.89	$50.70	$27.50
Investment in portfolio shares, at cost	$162,944,139	$153,613,042	$4,666,935	$190,574,631	$37,059,738

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$9,647,814	$—	$4,965,956	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	3,375,020	2,242,117	49,055	3,977,564	781,840
NET INVESTMENT INCOME (LOSS)	(3,375,020)	7,405,697	(49,055)	988,392	(781,840)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	13,200,123	—
Net realized gain (loss) on shares redeemed	7,087,142	(1,958,636)	(233,985)	10,996,202	1,800,923
Net change in unrealized gain (loss) on investments	16,797,157	14,811,655	1,048,354	917,248	415,856
NET GAIN (LOSS) ON INVESTMENTS	23,884,299	12,853,019	814,369	25,113,573	2,216,779

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,509,279	$20,258,716	$765,314	$26,101,965	$1,434,939

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$247,239,107	$59,541,895	$17,264,077	$66,113,540	$71,609,927
Net Assets	$247,239,107	$59,541,895	$17,264,077	$66,113,540	$71,609,927

NET ASSETS, representing:
Accumulation units	$247,239,107	$59,541,895	$17,264,077	$66,113,540	$71,609,927
	$247,239,107	$59,541,895	$17,264,077	$66,113,540	$71,609,927

Units outstanding	80,340,008	10,868,449	10,886,921	18,851,784	26,486,185

Portfolio shares held	5,478,376	1,747,121	1,209,816	2,332,870	2,070,848
Portfolio net asset value per share	$45.13	$34.08	$14.27	$28.34	$34.58
Investment in portfolio shares, at cost	$126,691,085	$29,625,509	$16,176,800	$49,801,506	$54,649,517

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$184,364	$1,441,948	$548,715

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	3,729,468	749,011	246,631	863,441	1,021,470
NET INVESTMENT INCOME (LOSS)	(3,729,468)	(749,011)	(62,267)	578,507	(472,755)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	633,751	6,119,764	4,918,295
Net realized gain (loss) on shares redeemed	18,006,727	3,488,108	194,971	2,053,725	2,743,348
Net change in unrealized gain (loss) on investments	(21,795,481)	9,477,839	(635,256)	1,413,941	(1,017,767)
NET GAIN (LOSS) ON INVESTMENTS	(3,788,754)	12,965,947	193,466	9,587,430	6,643,876

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(7,518,222)	$12,216,936	$131,199	$10,165,937	$6,171,121

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$49,711,304	$52,039,355	$16,979,027	$52,348,094	$27,509,117
Net Assets	$49,711,304	$52,039,355	$16,979,027	$52,348,094	$27,509,117

NET ASSETS, representing:
Accumulation units	$49,711,304	$52,039,355	$16,979,027	$52,348,094	$27,509,117
	$49,711,304	$52,039,355	$16,979,027	$52,348,094	$27,509,117

Units outstanding	19,342,108	18,982,535	5,999,836	17,676,860	7,562,353

Portfolio shares held	1,718,331	2,099,208	653,039	1,350,570	2,624,916
Portfolio net asset value per share	$28.93	$24.79	$26.00	$38.76	$10.48
Investment in portfolio shares, at cost	$47,379,688	$67,197,232	$13,090,538	$35,434,690	$18,581,832

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$280,873	$2,715,016	$133,909	$24,072	$440,511

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	733,703	751,727	239,785	764,518	352,677
NET INVESTMENT INCOME (LOSS)	(452,830)	1,963,289	(105,876)	(740,446)	87,834

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	3,230,319	1,484,018	1,718,686	3,283,816	—
Net realized gain (loss) on shares redeemed	510,837	(1,718,607)	751,686	2,726,016	980,734
Net change in unrealized gain (loss) on investments	(3,837,072)	(6,554,254)	(1,160,657)	(4,774,216)	3,349,662
NET GAIN (LOSS) ON INVESTMENTS	(95,916)	(6,788,843)	1,309,715	1,235,616	4,330,396

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(548,746)	$(4,825,554)	$1,203,839	$495,170	$4,418,230

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$22,199,378	$40,265,813	$24,077,097	$6,715,446	$93,506,305
Net Assets	$22,199,378	$40,265,813	$24,077,097	$6,715,446	$93,506,305

NET ASSETS, representing:
Accumulation units	$22,199,378	$40,265,813	$24,077,097	$6,715,446	$93,506,305
	$22,199,378	$40,265,813	$24,077,097	$6,715,446	$93,506,305

Units outstanding	8,208,070	15,618,347	13,698,518	5,898,489	30,663,785

Portfolio shares held	1,364,436	1,681,947	2,645,835	155,020	3,985,776
Portfolio net asset value per share	$16.27	$23.94	$9.10	$43.32	$23.46
Investment in portfolio shares, at cost	$28,291,451	$21,995,079	$28,073,889	$5,485,289	$49,639,436

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$289,544	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	318,647	582,403	327,721	99,934	1,351,893
NET INVESTMENT INCOME (LOSS)	(318,647)	(582,403)	(38,177)	(99,934)	(1,351,893)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,698,926	—	3,467,792	837,523	—
Net realized gain (loss) on shares redeemed	(978,975)	2,972,806	(473,805)	500,861	5,110,328
Net change in unrealized gain (loss) on investments	(840,012)	(2,503,299)	(691,676)	(1,237,826)	14,661,874
NET GAIN (LOSS) ON INVESTMENTS	879,939	469,507	2,302,311	100,558	19,772,202

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$561,292	$(112,896)	$2,264,134	$624	$18,420,309

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,066,913	$98,682,778	$27,187,752	$532,188,733	$239,515,128
Net Assets	$9,066,913	$98,682,778	$27,187,752	$532,188,733	$239,515,128

NET ASSETS, representing:
Accumulation units	$9,066,913	$98,682,778	$27,187,752	$532,188,733	$239,515,128
	$9,066,913	$98,682,778	$27,187,752	$532,188,733	$239,515,128

Units outstanding	5,448,988	35,034,627	18,567,619	32,294,384	12,695,924

Portfolio shares held	320,272	8,169,104	4,592,526	18,791,975	21,994,043
Portfolio net asset value per share	$28.31	$12.08	$5.92	$28.32	$10.89
Investment in portfolio shares, at cost	$7,725,716	$59,355,262	$28,304,818	$439,844,417	$195,625,934

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$36,741	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	159,958	1,601,742	464,087	7,074,370	3,657,305
NET INVESTMENT INCOME (LOSS)	(123,217)	(1,601,742)	(464,087)	(7,074,370)	(3,657,305)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	609,785	—	—	—	—
Net realized gain (loss) on shares redeemed	240,680	5,277,354	(121,188)	8,088,537	15,007,114
Net change in unrealized gain (loss) on investments	(886,719)	(1,252,250)	(986,398)	44,272,220	(7,087,497)
NET GAIN (LOSS) ON INVESTMENTS	(36,254)	4,025,104	(1,107,586)	52,360,757	7,919,617

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(159,471)	$2,423,362	$(1,571,673)	$45,286,387	$4,262,312

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,487,767,353	$113,488,338	$202,253,508	$141,143,501	$106,316,957
Net Assets	$1,487,767,353	$113,488,338	$202,253,508	$141,143,501	$106,316,957

NET ASSETS, representing:
Accumulation units	$1,487,767,353	$113,488,338	$202,253,508	$141,143,501	$106,316,957
	$1,487,767,353	$113,488,338	$202,253,508	$141,143,501	$106,316,957

Units outstanding	116,488,803	7,874,619	14,420,674	7,973,595	5,668,838

Portfolio shares held	87,259,082	8,736,593	21,585,220	9,088,442	4,888,136
Portfolio net asset value per share	$17.05	$12.99	$9.37	$15.53	$21.75
Investment in portfolio shares, at cost	$1,224,433,196	$91,895,780	$174,319,229	$108,175,888	$81,280,491

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	24,532,704	1,776,768	2,836,700	2,166,393	1,602,513
NET INVESTMENT INCOME (LOSS)	(24,532,704)	(1,776,768)	(2,836,700)	(2,166,393)	(1,602,513)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	47,969,647	4,872,819	4,939,651	8,589,606	6,566,361
Net change in unrealized gain (loss) on investments	3,459,274	393,742	20,914,273	410,687	5,913,482
NET GAIN (LOSS) ON INVESTMENTS	51,428,921	5,266,561	25,853,924	9,000,293	12,479,843

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$26,896,217	$3,489,793	$23,017,224	$6,833,900	$10,877,330

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$139,959,945	$496,877,131	$411,063,140	$648,214,818	$390,226,357
Net Assets	$139,959,945	$496,877,131	$411,063,140	$648,214,818	$390,226,357

NET ASSETS, representing:
Accumulation units	$139,959,945	$496,877,131	$411,063,140	$648,214,818	$390,226,357
	$139,959,945	$496,877,131	$411,063,140	$648,214,818	$390,226,357

Units outstanding	6,920,854	29,784,201	23,496,387	54,222,773	20,368,608

Portfolio shares held	5,245,875	66,964,573	16,468,876	53,002,029	10,406,036
Portfolio net asset value per share	$26.68	$7.42	$24.96	$12.23	$37.50
Investment in portfolio shares, at cost	$101,351,238	$457,785,006	$280,306,290	$618,013,110	$291,693,518

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,626,093	7,801,033	4,499,361	9,063,930	5,721,913
NET INVESTMENT INCOME (LOSS)	(1,626,093)	(7,801,033)	(4,499,361)	(9,063,930)	(5,721,913)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,953,867	3,241,257	21,696,180	9,268,044	26,464,505
Net change in unrealized gain (loss) on investments	20,931,057	(2,992,111)	44,328,897	7,335,969	(10,289,891)
NET GAIN (LOSS) ON INVESTMENTS	26,884,924	249,146	66,025,077	16,604,013	16,174,614

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$25,258,831	$(7,551,887)	$61,525,716	$7,540,083	$10,452,701

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$127,816,684	$334,007,338	$161,562,136	$222,962,239	$265,263,467
Net Assets	$127,816,684	$334,007,338	$161,562,136	$222,962,239	$265,263,467

NET ASSETS, representing:
Accumulation units	$127,816,684	$334,007,338	$161,562,136	$222,962,239	$265,263,467
	$127,816,684	$334,007,338	$161,562,136	$222,962,239	$265,263,467

Units outstanding	7,160,873	16,396,073	15,963,197	10,550,552	26,455,163

Portfolio shares held	7,046,124	10,886,810	15,299,445	8,922,058	12,655,700
Portfolio net asset value per share	$18.14	$30.68	$10.56	$24.99	$20.96
Investment in portfolio shares, at cost	$100,784,581	$246,932,892	$160,658,790	$173,802,531	$249,964,878

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,751,618	4,522,725	2,563,309	2,936,183	4,029,215
NET INVESTMENT INCOME (LOSS)	(1,751,618)	(4,522,725)	(2,563,309)	(2,936,183)	(4,029,215)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,468,168	16,425,788	20,709	9,036,439	(12,751,068)
Net change in unrealized gain (loss) on investments	(6,082,854)	28,523,997	2,572,535	16,440,813	61,715,035
NET GAIN (LOSS) ON INVESTMENTS	1,385,314	44,949,785	2,593,244	25,477,252	48,963,967

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(366,304)	$40,427,060	$29,935	$22,541,069	$44,934,752

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,599,349,559	$360,344,162	$178,123,623	$172,269,737	$1,510,961,842
Net Assets	$10,599,349,559	$360,344,162	$178,123,623	$172,269,737	$1,510,961,842

NET ASSETS, representing:
Accumulation units	$10,599,349,559	$360,344,162	$178,123,623	$172,269,737	$1,510,961,842
	$10,599,349,559	$360,344,162	$178,123,623	$172,269,737	$1,510,961,842

Units outstanding	735,805,068	22,338,062	16,013,835	17,311,778	123,829,258

Portfolio shares held	417,626,066	21,746,781	7,496,785	15,980,495	112,842,557
Portfolio net asset value per share	$25.38	$16.57	$23.76	$10.78	$13.39
Investment in portfolio shares, at cost	$8,602,013,261	$298,429,899	$167,350,752	$172,584,015	$1,270,999,427

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	161,380,659	5,231,437	2,867,283	2,180,133	23,628,622
NET INVESTMENT INCOME (LOSS)	(161,380,659)	(5,231,437)	(2,867,283)	(2,180,133)	(23,628,622)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	214,493,935	13,957,971	(1,051,609)	(4,051,847)	38,654,255
Net change in unrealized gain (loss) on investments	470,979,823	5,711,870	2,149,207	10,717,184	39,177,367
NET GAIN (LOSS) ON INVESTMENTS	685,473,758	19,669,841	1,097,598	6,665,337	77,831,622

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$524,093,099	$14,438,404	$(1,769,685)	$4,485,204	$54,203,000

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,757,048,134	$3,099,702,431	$7,082,881,507	$4,238,526,630	$3,336,732,284
Net Assets	$7,757,048,134	$3,099,702,431	$7,082,881,507	$4,238,526,630	$3,336,732,284

NET ASSETS, representing:
Accumulation units	$7,757,048,134	$3,099,702,431	$7,082,881,507	$4,238,526,630	$3,336,732,284
	$7,757,048,134	$3,099,702,431	$7,082,881,507	$4,238,526,630	$3,336,732,284

Units outstanding	530,110,082	252,678,408	504,035,760	325,237,159	258,492,644

Portfolio shares held	481,804,232	230,804,351	451,138,950	288,139,132	261,704,493
Portfolio net asset value per share	$16.10	$13.43	$15.70	$14.71	$12.75
Investment in portfolio shares, at cost	$5,896,234,724	$2,628,873,610	$5,364,332,278	$3,459,472,640	$2,770,109,078

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	120,782,146	53,070,845	109,070,871	70,498,498	51,708,186
NET INVESTMENT INCOME (LOSS)	(120,782,146)	(53,070,845)	(109,070,871)	(70,498,498)	(51,708,186)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	260,488,265	123,532,041	185,688,007	97,937,354	87,098,164
Net change in unrealized gain (loss) on investments	182,353,855	40,424,941	216,290,657	125,070,277	31,060,377
NET GAIN (LOSS) ON INVESTMENTS	442,842,120	163,956,982	401,978,664	223,007,631	118,158,541

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$322,059,974	$110,886,137	$292,907,793	$152,509,133	$66,450,355
The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,626,845,023	$6,167,028,676	$601,543,518	$229,530,584	$205,700,199
Net Assets	$7,626,845,023	$6,167,028,676	$601,543,518	$229,530,584	$205,700,199

NET ASSETS, representing:
Accumulation units	$7,626,845,023	$6,167,028,676	$601,543,518	$229,530,584	$205,700,199
	$7,626,845,023	$6,167,028,676	$601,543,518	$229,530,584	$205,700,199

Units outstanding	522,510,542	426,322,108	29,887,427	25,161,438	10,539,718

Portfolio shares held	533,719,036	382,332,838	23,937,267	229,530,584	5,726,620
Portfolio net asset value per share	$14.29	$16.13	$25.13	$1.00	$35.92
Investment in portfolio shares, at cost	$6,407,518,335	$4,736,379,722	$444,208,483	$229,530,584	$157,100,787

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	112,299,803	95,391,634	9,294,668	3,936,682	3,011,333
NET INVESTMENT INCOME (LOSS)	(112,299,803)	(95,391,634)	(9,294,668)	(3,936,682)	(3,011,333)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	147,919,157	206,065,946	47,901,598	—	7,813,789
Net change in unrealized gain (loss) on investments	475,512,921	167,326,877	(37,984,471)	—	11,333,186
NET GAIN (LOSS) ON INVESTMENTS	623,432,078	373,392,823	9,917,127	—	19,146,975

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$511,132,275	$278,001,189	$622,459	$(3,936,682)	$16,135,642

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund	AST Investment Grade Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,625,407,883	$119,787,625	$196,951,749	$—	$2,963,395,558
Net Assets	$1,625,407,883	$119,787,625	$196,951,749	$—	$2,963,395,558

NET ASSETS, representing:
Accumulation units	$1,625,407,883	$119,787,625	$196,951,749	$—	$2,963,395,558
	$1,625,407,883	$119,787,625	$196,951,749	$—	$2,963,395,558

Units outstanding	143,733,741	11,324,340	17,977,289	—	229,222,428

Portfolio shares held	124,361,736	6,900,209	14,875,510	—	412,155,154
Portfolio net asset value per share	$13.07	$17.36	$13.24	$—	$7.19
Investment in portfolio shares, at cost	$1,533,974,569	$117,255,769	$179,518,145	$—	$3,005,353,092

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund	AST Investment Grade Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	8/5/2016**	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$128,575	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	26,667,436	1,795,571	2,303,439	56,191	70,399,075
NET INVESTMENT INCOME (LOSS)	(26,667,436)	(1,795,571)	(2,303,439)	72,384	(70,399,075)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	23,361,911	(553,983)	2,593,322	(2,558,599)	305,371,340
Net change in unrealized gain (loss) on investments	43,590,080	37,596	(12,275,398)	3,018,389	(41,004,845)
NET GAIN (LOSS) ON INVESTMENTS	66,951,991	(516,387)	(9,682,076)	459,790	264,366,495

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$40,284,555	$(2,311,958)	$(11,985,515)	$532,174	$193,967,420

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$615,289,540	$60,356,622	$12,094,158	$71,984,180	$172,459,595
Net Assets	$615,289,540	$60,356,622	$12,094,158	$71,984,180	$172,459,595

NET ASSETS, representing:
Accumulation units	$615,289,540	$60,356,622	$12,094,158	$71,984,180	$172,459,595
	$615,289,540	$60,356,622	$12,094,158	$71,984,180	$172,459,595

Units outstanding	50,539,798	5,248,240	1,014,457	4,912,337	19,509,330

Portfolio shares held	51,061,373	4,775,049	1,148,543	6,370,281	21,557,449
Portfolio net asset value per share	$12.05	$12.64	$10.53	$11.30	$8.00
Investment in portfolio shares, at cost	$572,638,460	$57,372,886	$12,006,019	$64,591,286	$174,635,928

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	9,704,021	1,402,603	281,500	1,154,828	2,747,380
NET INVESTMENT INCOME (LOSS)	(9,704,021)	(1,402,603)	(281,500)	(1,154,828)	(2,747,380)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,209,719	668,361	72,909	3,161,022	(12,613,586)
Net change in unrealized gain (loss) on investments	15,162,299	440,147	158,876	(3,628,054)	28,261,267
NET GAIN (LOSS) ON INVESTMENTS	27,372,018	1,108,508	231,785	(467,032)	15,647,681

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,667,997	$(294,095)	$(49,715)	$(1,621,860)	$12,900,301

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
ASSETS
Investment in the portfolios, at fair value	$314,315,308	$5,282,558,092	$3,900,807,598	$2,207,521,959	$1,819,141,720
Net Assets	$314,315,308	$5,282,558,092	$3,900,807,598	$2,207,521,959	$1,819,141,720

NET ASSETS, representing:
Accumulation units	$314,315,308	$5,282,558,092	$3,900,807,598	$2,207,521,959	$1,819,141,720
	$314,315,308	$5,282,558,092	$3,900,807,598	$2,207,521,959	$1,819,141,720

Units outstanding	15,081,499	371,620,414	310,670,767	161,567,047	149,330,877

Portfolio shares held	14,847,204	337,112,833	308,852,541	158,586,348	144,147,521
Portfolio net asset value per share	$21.17	$15.67	$12.63	$13.92	$12.62
Investment in portfolio shares, at cost	$215,559,481	$4,508,685,390	$3,350,128,144	$1,802,852,059	$1,578,764,775

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	4,395,259	81,715,438	59,661,172	33,284,760	28,248,573
NET INVESTMENT INCOME (LOSS)	(4,395,259)	(81,715,438)	(59,661,172)	(33,284,760)	(28,248,573)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	19,914,415	110,603,137	89,730,258	77,964,062	48,530,036
Net change in unrealized gain (loss) on investments	39,717,363	178,542,551	69,070,589	12,551,767	33,366,614
NET GAIN (LOSS) ON INVESTMENTS	59,631,778	289,145,688	158,800,847	90,515,829	81,896,650

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$55,236,519	$207,430,250	$99,139,675	$57,231,069	$53,648,077

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
ASSETS
Investment in the portfolios, at fair value	$566,552	$878,024	$834,278	$1,697,616	$399,398
Net Assets	$566,552	$878,024	$834,278	$1,697,616	$399,398

NET ASSETS, representing:
Accumulation units	$566,552	$878,024	$834,278	$1,697,616	$399,398
	$566,552	$878,024	$834,278	$1,697,616	$399,398

Units outstanding	24,640	48,679	70,169	82,182	23,130

Portfolio shares held	9,200	14,836	23,455	26,365	5,849
Portfolio net asset value per share	$61.58	$59.18	$35.57	$64.39	$68.28
Investment in portfolio shares, at cost	$543,826	$867,503	$695,746	$1,465,349	$331,799

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$10,664	$2,316	$—	$534

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	6,436	7,389	9,923	24,947	3,533
NET INVESTMENT INCOME (LOSS)	(6,436)	3,275	(7,607)	(24,947)	(2,999)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	5,897	—	—	—	—
Net realized gain (loss) on shares redeemed	10,614	16,579	34,381	179,704	21,061
Net change in unrealized gain (loss) on investments	(1,377)	(29,129)	47,725	(277,227)	18,639
NET GAIN (LOSS) ON INVESTMENTS	15,134	(12,550)	82,106	(97,523)	39,700

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8,698	$(9,275)	$74,499	$(122,470)	$36,701

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
ASSETS
Investment in the portfolios, at fair value	$557,065	$487,177	$446,045	$825,233	$240,194
Net Assets	$557,065	$487,177	$446,045	$825,233	$240,194

NET ASSETS, representing:
Accumulation units	$557,065	$487,177	$446,045	$825,233	$240,194
	$557,065	$487,177	$446,045	$825,233	$240,194

Units outstanding	31,628	27,501	32,649	39,140	13,026

Portfolio shares held	12,586	10,821	6,860	21,785	5,196
Portfolio net asset value per share	$44.26	$45.02	$65.02	$37.88	$46.23
Investment in portfolio shares, at cost	$540,985	$421,545	$398,154	$767,588	$200,196

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$730	$8,335	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	7,340	4,948	7,286	5,834	2,739
NET INVESTMENT INCOME (LOSS)	(7,340)	(4,218)	1,049	(5,834)	(2,739)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	28,534	6,403	—	30,640	—
Net realized gain (loss) on shares redeemed	(10,922)	8,993	30,707	(30,467)	(1,989)
Net change in unrealized gain (loss) on investments	45,725	60,669	(15,541)	96,993	52,001
NET GAIN (LOSS) ON INVESTMENTS	63,337	76,065	15,166	97,166	50,012

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$55,997	$71,847	$16,215	$91,332	$47,273

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$248,321	$807,013	$1,017,622	$942,477	$88,475,676
Net Assets	$248,321	$807,013	$1,017,622	$942,477	$88,475,676

NET ASSETS, representing:
Accumulation units	$248,321	$807,013	$1,017,622	$942,477	$88,475,676
	$248,321	$807,013	$1,017,622	$942,477	$88,475,676

Units outstanding	15,850	51,008	60,211	65,291	5,536,066

Portfolio shares held	6,089	18,476	17,704	22,694	4,472,987
Portfolio net asset value per share	$40.78	$43.68	$57.48	$41.53	$19.78
Investment in portfolio shares, at cost	$219,324	$742,304	$841,248	$758,598	$68,650,995

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$3,991	$12,484	$439	$10,115	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,190	7,937	14,245	12,152	1,257,064
NET INVESTMENT INCOME (LOSS)	1,801	4,547	(13,806)	(2,037)	(1,257,064)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	23,307	82,763	—	—
Net realized gain (loss) on shares redeemed	9,953	35,129	45,067	31,786	4,688,905
Net change in unrealized gain (loss) on investments	24,332	24,582	(84,132)	66,892	4,338,005
NET GAIN (LOSS) ON INVESTMENTS	34,285	83,018	43,698	98,678	9,026,910

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$36,086	$87,565	$29,892	$96,641	$7,769,846

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)
ASSETS
Investment in the portfolios, at fair value	$164,028,781	$18,823,994	$70,432,053	$76,946,121	$237,488
Net Assets	$164,028,781	$18,823,994	$70,432,053	$76,946,121	$237,488

NET ASSETS, representing:
Accumulation units	$164,028,781	$18,823,994	$70,432,053	$76,946,121	$237,488
	$164,028,781	$18,823,994	$70,432,053	$76,946,121	$237,488

Units outstanding	9,078,252	1,552,462	6,458,633	6,205,994	15,163

Portfolio shares held	7,175,362	2,776,400	5,758,958	5,284,761	53,852
Portfolio net asset value per share	$22.86	$6.78	$12.23	$14.56	$4.41
Investment in portfolio shares, at cost	$138,788,093	$18,308,451	$68,789,422	$73,966,082	$252,031

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$7,145

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,510,393	480,698	1,694,484	1,978,201	3,944
NET INVESTMENT INCOME (LOSS)	(2,510,393)	(480,698)	(1,694,484)	(1,978,201)	3,201

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	17,381
Net realized gain (loss) on shares redeemed	9,211,181	712,780	499,739	2,886,292	(5,215)
Net change in unrealized gain (loss) on investments	(13,322,264)	10,901	415,576	(330,582)	(16,828)
NET GAIN (LOSS) ON INVESTMENTS	(4,111,083)	723,681	915,315	2,555,710	(4,662)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,621,476)	$242,983	$(779,169)	$577,509	$(1,461)

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio
ASSETS
Investment in the portfolios, at fair value	$750,391	$389,391	$—	$62,227,719	$867,292,614
Net Assets	$750,391	$389,391	$—	$62,227,719	$867,292,614

NET ASSETS, representing:
Accumulation units	$750,391	$389,391	$—	$62,227,719	$867,292,614
	$750,391	$389,391	$—	$62,227,719	$867,292,614

Units outstanding	246,748	21,863	—	5,334,309	67,998,532

Portfolio shares held	33,801	45,757	—	4,647,328	61,379,520
Portfolio net asset value per share	$22.20	$8.51	$—	$13.39	$14.13
Investment in portfolio shares, at cost	$762,149	$356,718	$—	$60,945,505	$739,790,293

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	4/29/2016**	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$4,951	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	12,846	6,467	4,327	1,573,919	12,328,426
NET INVESTMENT INCOME (LOSS)	(12,846)	(6,467)	624	(1,573,919)	(12,328,426)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	41,836	37,144	—	—	—
Net realized gain (loss) on shares redeemed	129	3,666	206,312	2,656,475	9,899,895
Net change in unrealized gain (loss) on investments	(38,222)	(8,865)	(153,275)	(582,180)	41,718,363
NET GAIN (LOSS) ON INVESTMENTS	3,743	31,945	53,037	2,074,295	51,618,258

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(9,103)	$25,478	$53,661	$500,376	$39,289,832

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,812,804,594	$1,419,339	$250,514,242	$12,900,729	$526,895,616
Net Assets	$1,812,804,594	$1,419,339	$250,514,242	$12,900,729	$526,895,616

NET ASSETS, representing:
Accumulation units	$1,812,804,594	$1,419,339	$250,514,242	$12,900,729	$526,895,616
	$1,812,804,594	$1,419,339	$250,514,242	$12,900,729	$526,895,616

Units outstanding	159,342,936	78,706	23,109,898	1,278,693	43,064,173

Portfolio shares held	145,606,795	57,697	21,521,842	1,150,823	39,675,875
Portfolio net asset value per share	$12.45	$24.60	$11.64	$11.21	$13.28
Investment in portfolio shares, at cost	$1,540,975,083	$1,087,841	$240,158,219	$12,479,602	$469,450,692

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$31,641	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	27,929,219	23,942	3,243,928	195,879	7,630,072
NET INVESTMENT INCOME (LOSS)	(27,929,219)	7,699	(3,243,928)	(195,879)	(7,630,072)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	137,404	—	—	—
Net realized gain (loss) on shares redeemed	35,536,308	54,035	3,756,848	342,983	10,346,532
Net change in unrealized gain (loss) on investments	70,852,146	(57,139)	4,938,930	(414,557)	6,046,595
NET GAIN (LOSS) ON INVESTMENTS	106,388,454	134,300	8,695,778	(71,574)	16,393,127

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$78,459,235	$141,999	$5,451,850	$(267,453)	$8,763,055

The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,761,643	$114,425,227	$2,283,950	$5,865,446	$111,579,556
Net Assets	$4,761,643	$114,425,227	$2,283,950	$5,865,446	$111,579,556

NET ASSETS, representing:
Accumulation units	$4,761,643	$114,425,227	$2,283,950	$5,865,446	$111,579,556
	$4,761,643	$114,425,227	$2,283,950	$5,865,446	$111,579,556

Units outstanding	477,807	7,262,169	231,276	636,365	8,006,604

Portfolio shares held	456,533	6,679,815	213,453	617,415	7,493,590
Portfolio net asset value per share	$10.43	$17.13	$10.70	$9.50	$14.89
Investment in portfolio shares, at cost	$4,644,254	$102,864,209	$2,021,174	$5,866,820	$100,825,331

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	45,668	1,203,111	61,422	50,492	1,281,655
NET INVESTMENT INCOME (LOSS)	(45,668)	(1,203,111)	(61,422)	(50,492)	(1,281,655)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	82,651	984,516	215,220	(104,704)	1,063,135
Net change in unrealized gain (loss) on investments	266,060	9,237,543	(70,284)	659,865	9,611,670
NET GAIN (LOSS) ON INVESTMENTS	348,711	10,222,059	144,936	555,161	10,674,805

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$303,043	$9,018,948	$83,514	$504,669	$9,393,150
The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,410,473	$6,908,726,072	$329,065,069	$382,210,497	$9,886,681
Net Assets	$4,410,473	$6,908,726,072	$329,065,069	$382,210,497	$9,886,681

NET ASSETS, representing:
Accumulation units	$4,410,473	$6,908,726,072	$329,065,069	$382,210,497	$9,886,681
	$4,410,473	$6,908,726,072	$329,065,069	$382,210,497	$9,886,681

Units outstanding	523,530	655,377,516	29,655,807	37,614,800	711,832

Portfolio shares held	512,250	608,698,332	28,053,288	35,521,422	659,112
Portfolio net asset value per share	$8.61	$11.35	$11.73	$10.76	$15.00
Investment in portfolio shares, at cost	$4,617,598	$6,513,117,377	$307,241,257	$366,996,037	$8,852,617

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	35,743	109,824,713	4,282,120	5,922,074	87,827
NET INVESTMENT INCOME (LOSS)	(35,743)	(109,824,713)	(4,282,120)	(5,922,074)	(87,827)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(80,120)	301,281	723,079	4,898,431	59,400
Net change in unrealized gain (loss) on investments	380,696	367,171,610	15,543,340	11,824,304	852,566
NET GAIN (LOSS) ON INVESTMENTS	300,576	367,472,891	16,266,419	16,722,735	911,966

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$264,833	$257,648,178	$11,984,299	$10,800,661	$824,139

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$8,567,441	$11,494,782	$774,985,523	$21,112,773	$35,120,107
Net Assets	$8,567,441	$11,494,782	$774,985,523	$21,112,773	$35,120,107

NET ASSETS, representing:
Accumulation units	$8,567,441	$11,494,782	$774,985,523	$21,112,773	$35,120,107
	$8,567,441	$11,494,782	$774,985,523	$21,112,773	$35,120,107

Units outstanding	603,848	1,025,175	70,774,574	1,991,749	3,210,941

Portfolio shares held	559,232	955,510	67,862,130	1,960,332	3,152,613
Portfolio net asset value per share	$15.32	$12.03	$11.42	$10.77	$11.14
Investment in portfolio shares, at cost	$7,789,142	$11,266,944	$729,682,078	$20,314,205	$33,453,953

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	59,810	2,462,028	9,165,498	119,521	184,153
NET INVESTMENT INCOME (LOSS)	(59,810)	(2,462,028)	(9,165,498)	(119,521)	(184,153)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	32,940	18,898,575	(7,773,706)	(13,533)	44,120
Net change in unrealized gain (loss) on investments	713,467	(3,052,476)	37,233,465	1,162,899	2,089,413
NET GAIN (LOSS) ON INVESTMENTS	746,407	15,846,099	29,459,759	1,149,366	2,133,533

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$686,597	$13,384,071	$20,294,261	$1,029,845	$1,949,380

The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$52,330,363	$29,714,175	$13,426,454	$17,828,074	$23,448,932
Net Assets	$52,330,363	$29,714,175	$13,426,454	$17,828,074	$23,448,932

NET ASSETS, representing:
Accumulation units	$52,330,363	$29,714,175	$13,426,454	$17,828,074	$23,448,932
	$52,330,363	$29,714,175	$13,426,454	$17,828,074	$23,448,932

Units outstanding	4,706,386	2,927,748	1,414,258	1,691,227	2,323,837

Portfolio shares held	4,598,450	2,896,118	1,400,047	1,664,619	2,285,471
Portfolio net asset value per share	$11.38	$10.26	$9.59	$10.71	$10.26
Investment in portfolio shares, at cost	$49,666,138	$28,734,679	$13,354,151	$17,126,334	$23,169,753

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	277,350	166,392	73,003	80,846	136,641
NET INVESTMENT INCOME (LOSS)	(277,350)	(166,392)	(73,003)	(80,846)	(136,641)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	24,716	24,228	(50,863)	(30,303)	39,196
Net change in unrealized gain (loss) on investments	3,314,179	1,697,946	399,571	968,543	524,249
NET GAIN (LOSS) ON INVESTMENTS	3,338,895	1,722,174	348,708	938,240	563,445

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,061,545	$1,555,782	$275,705	$857,394	$426,804

The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026
ASSETS
Investment in the portfolios, at fair value	$3,077,138	$3,029,100	$4,120,360	$167,802,105	$122,481,970
Net Assets	$3,077,138	$3,029,100	$4,120,360	$167,802,105	$122,481,970

NET ASSETS, representing:
Accumulation units	$3,077,138	$3,029,100	$4,120,360	$167,802,105	$122,481,970
	$3,077,138	$3,029,100	$4,120,360	$167,802,105	$122,481,970

Units outstanding	293,242	303,282	432,120	16,089,536	12,369,597

Portfolio shares held	290,845	299,023	426,980	15,609,498	11,856,919
Portfolio net asset value per share	$10.58	$10.13	$9.65	$10.75	$10.33
Investment in portfolio shares, at cost	$2,913,930	$3,029,258	$4,105,145	$159,497,144	$127,022,181

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	11,359	14,605	19,798	1,595,263	1,125,715
NET INVESTMENT INCOME (LOSS)	(11,359)	(14,605)	(19,798)	(1,595,263)	(1,125,715)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	44,812	14,519	(6,731)	(812,921)	797,182
Net change in unrealized gain (loss) on investments	162,935	168,873	57,454	9,741,827	(4,889,537)
NET GAIN (LOSS) ON INVESTMENTS	207,747	183,392	50,723	8,928,906	(4,092,355)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$196,388	$168,787	$30,925	$7,333,643	$(5,218,070)

The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,458,188	$795,986	$890,428	$1,420,711	$1,482,879
Net Assets	$1,458,188	$795,986	$890,428	$1,420,711	$1,482,879

NET ASSETS, representing:
Accumulation units	$1,458,188	$795,986	$890,428	$1,420,711	$1,482,879
	$1,458,188	$795,986	$890,428	$1,420,711	$1,482,879

Units outstanding	139,053	76,718	97,386	137,880	150,555

Portfolio shares held	137,565	75,880	96,786	136,607	149,937
Portfolio net asset value per share	$10.60	$10.49	$9.20	$10.40	$9.89
Investment in portfolio shares, at cost	$1,437,446	$787,550	$892,572	$1,417,758	$1,455,268

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	5,988	3,575	3,607	6,309	6,613
NET INVESTMENT INCOME (LOSS)	(5,988)	(3,575)	(3,607)	(6,309)	(6,613)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,056	1,725	(5,836)	2,739	4,855
Net change in unrealized gain (loss) on investments	22,154	8,841	3,102	3,431	35,277
NET GAIN (LOSS) ON INVESTMENTS	31,210	10,566	(2,734)	6,170	40,132

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$25,222	$6,991	$(6,341)	$(139)	$33,519

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,325,975	$1,797,062	$3,850,955	$1,199,547	$7,334,856
Net Assets	$1,325,975	$1,797,062	$3,850,955	$1,199,547	$7,334,856

NET ASSETS, representing:
Accumulation units	$1,325,975	$1,797,062	$3,850,955	$1,199,547	$7,334,856
	$1,325,975	$1,797,062	$3,850,955	$1,199,547	$7,334,856

Units outstanding	145,299	191,377	396,193	119,550	697,714

Portfolio shares held	146,033	175,323	394,161	119,121	693,932
Portfolio net asset value per share	$9.08	$10.25	$9.77	$10.07	$10.57
Investment in portfolio shares, at cost	$1,336,816	$1,764,939	$3,798,538	$1,160,214	$7,099,633

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	6,586	7,285	16,150	5,022	26,901
NET INVESTMENT INCOME (LOSS)	(6,586)	(7,285)	(16,150)	(5,022)	(26,901)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(4,797)	(6,083)	(2,587)	(972)	31,941
Net change in unrealized gain (loss) on investments	(5,512)	37,643	63,050	41,073	264,107
NET GAIN (LOSS) ON INVESTMENTS	(10,309)	31,560	60,463	40,101	296,048

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(16,895)	$24,275	$44,313	$35,079	$269,147

The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)
ASSETS
Investment in the portfolios, at fair value	$—	$20,630,840	$5,614,389	$134,672,352	$5,695,940
Net Assets	$—	$20,630,840	$5,614,389	$134,672,352	$5,695,940

NET ASSETS, representing:
Accumulation units	$—	$20,630,840	$5,614,389	$134,672,352	$5,695,940
	$—	$20,630,840	$5,614,389	$134,672,352	$5,695,940

Units outstanding	—	2,005,555	530,572	13,680,240	585,415

Portfolio shares held	—	1,543,070	565,967	13,386,914	590,865
Portfolio net asset value per share	$—	$13.37	$9.92	$10.06	$9.64
Investment in portfolio shares, at cost	$—	$20,565,694	$5,581,248	$141,708,637	$5,931,789

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)
	1/1/2016	1/1/2016	1/1/2016	1/4/2016*	8/5/2016*
	to	to	to	to	to
	6/24/2016**	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$252,315	$168,296	$—	$47,762

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	6,257	75,465	22,421	714,401	40,001
NET INVESTMENT INCOME (LOSS)	(6,257)	176,850	145,875	(714,401)	7,761

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(15,389)	(62,114)	6,523	(1,054,066)	(9,956)
Net change in unrealized gain (loss) on investments	22,170	404,736	65,556	(7,036,285)	(235,848)
NET GAIN (LOSS) ON INVESTMENTS	6,781	342,622	72,079	(8,090,351)	(245,804)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$524	$519,472	$217,954	$(8,804,752)	$(238,043)

* Date subaccount became available for investment.
** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,415,982)	$(2,204,243)	$(2,349,213)	$(159,895)	$(208,183)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,962,348	6,599,432	590,054	813,920
Net change in unrealized gain (loss) on investments	—	6,906,494	(1,236,079)	355,892	234,651
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,415,982)	6,664,599	3,014,140	786,051	840,388

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,177,820	953,721	415,165	20,007	44,937
Annuity payments	(2,203,915)	(1,318,525)	(881,938)	(67,962)	(229,470)
Surrenders, withdrawals and death benefits	(13,984,325)	(18,117,025)	(16,094,372)	(1,143,647)	(1,617,550)
Net transfers between other subaccounts
or fixed rate option	5,783,429	517,542	(2,505,288)	(512,238)	(388,008)
Other charges	(131,534)	(45,086)	(155,682)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(9,358,525)	(18,009,373)	(19,222,115)	(1,703,840)	(2,190,091)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,774,507)	(11,344,774)	(16,207,975)	(917,789)	(1,349,703)

NET ASSETS
Beginning of period	107,185,401	159,894,031	178,478,525	12,196,240	15,669,048
End of period	$96,410,894	$148,549,257	$162,270,550	$11,278,451	$14,319,345

Beginning units	92,559,281	64,210,836	62,095,182	4,416,687	6,143,761
Units issued	18,409,115	2,564,255	837,580	44,092	65,939
Units redeemed	(26,146,305)	(9,474,095)	(7,672,880)	(644,457)	(902,799)
Ending units	84,822,091	57,300,996	55,259,882	3,816,322	5,306,901

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,375,020)	$7,405,697	$(49,055)	$988,392	$(781,840)
Capital gains distributions received	—	—	—	13,200,123	—
Net realized gain (loss) on shares redeemed	7,087,142	(1,958,636)	(233,985)	10,996,202	1,800,923
Net change in unrealized gain (loss) on investments	16,797,157	14,811,655	1,048,354	917,248	415,856
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,509,279	20,258,716	765,314	26,101,965	1,434,939

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,200,367	597,802	18,374	907,384	161,958
Annuity payments	(1,640,060)	(1,060,435)	(16,726)	(1,337,768)	(256,392)
Surrenders, withdrawals and death benefits	(22,689,755)	(17,765,247)	(414,161)	(26,262,963)	(4,301,241)
Net transfers between other subaccounts
or fixed rate option	(3,594,263)	(3,118,449)	(85,370)	(3,079,316)	(1,176,558)
Other charges	(346,259)	(221,739)	—	(345,015)	(69,085)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,069,970)	(21,568,068)	(497,883)	(30,117,678)	(5,641,318)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,560,691)	(1,309,352)	267,431	(4,015,713)	(4,206,379)

NET ASSETS
Beginning of period	238,363,779	150,112,838	3,397,080	277,103,597	56,279,684
End of period	$231,803,088	$148,803,486	$3,664,511	$273,087,884	$52,073,305

Beginning units	88,795,261	36,941,514	780,775	101,975,273	25,079,500
Units issued	2,234,348	934,598	14,929	3,455,586	538,454
Units redeemed	(12,067,801)	(6,042,422)	(114,462)	(14,234,523)	(3,017,937)
Ending units	78,961,808	31,833,690	681,242	91,196,336	22,600,017

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,729,468)	$(749,011)	$(62,267)	$578,507	$(472,755)
Capital gains distributions received	—	—	633,751	6,119,764	4,918,295
Net realized gain (loss) on shares redeemed	18,006,727	3,488,108	194,971	2,053,725	2,743,348
Net change in unrealized gain (loss) on investments	(21,795,481)	9,477,839	(635,256)	1,413,941	(1,017,767)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,518,222)	12,216,936	131,199	10,165,937	6,171,121

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	853,418	85,191	18,217	161,956	238,629
Annuity payments	(2,384,828)	(405,953)	(64,618)	(492,171)	(1,216,995)
Surrenders, withdrawals and death benefits	(24,814,005)	(4,957,581)	(1,283,138)	(5,010,499)	(7,272,870)
Net transfers between other subaccounts
or fixed rate option	(5,916,854)	(1,187,683)	(124,436)	(331,061)	(1,481,502)
Other charges	(268,902)	(13,573)	(4,830)	(16,779)	(31,177)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,531,171)	(6,479,599)	(1,458,805)	(5,688,554)	(9,763,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,049,393)	5,737,337	(1,327,606)	4,477,383	(3,592,794)

NET ASSETS
Beginning of period	287,288,500	53,804,558	18,591,683	61,636,157	75,202,721
End of period	$247,239,107	$59,541,895	$17,264,077	$66,113,540	$71,609,927

Beginning units	90,876,999	12,245,293	11,740,419	20,666,734	30,182,742
Units issued	1,948,338	440,290	713,094	772,095	373,772
Units redeemed	(12,485,329)	(1,817,134)	(1,566,592)	(2,587,045)	(4,070,329)
Ending units	80,340,008	10,868,449	10,886,921	18,851,784	26,486,185

The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(452,830)	$1,963,289	$(105,876)	$(740,446)	$87,834
Capital gains distributions received	3,230,319	1,484,018	1,718,686	3,283,816	—
Net realized gain (loss) on shares redeemed	510,837	(1,718,607)	751,686	2,726,016	980,734
Net change in unrealized gain (loss) on investments	(3,837,072)	(6,554,254)	(1,160,657)	(4,774,216)	3,349,662
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(548,746)	(4,825,554)	1,203,839	495,170	4,418,230

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	355,305	246,333	23,219	204,723	63,362
Annuity payments	(274,176)	(412,718)	(155,562)	(285,146)	(112,131)
Surrenders, withdrawals and death benefits	(6,048,682)	(4,775,401)	(1,660,214)	(5,449,510)	(2,382,973)
Net transfers between other subaccounts
or fixed rate option	(820,737)	(134,198)	(545,399)	(1,295,958)	547,941
Other charges	(20,524)	(19,333)	(5,384)	(19,159)	(6,383)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,808,814)	(5,095,317)	(2,343,340)	(6,845,050)	(1,890,184)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,357,560)	(9,920,871)	(1,139,501)	(6,349,880)	2,528,046

NET ASSETS
Beginning of period	57,068,864	61,960,226	18,118,528	58,697,974	24,981,071
End of period	$49,711,304	$52,039,355	$16,979,027	$52,348,094	$27,509,117

Beginning units	21,938,973	20,848,615	6,864,562	20,030,637	8,164,414
Units issued	485,204	888,921	140,465	469,288	683,268
Units redeemed	(3,082,069)	(2,755,001)	(1,005,191)	(2,823,065)	(1,285,329)
Ending units	19,342,108	18,982,535	5,999,836	17,676,860	7,562,353
The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(318,647)	$(582,403)	$(38,177)	$(99,934)	$(1,351,893)
Capital gains distributions received	2,698,926	—	3,467,792	837,523	—
Net realized gain (loss) on shares redeemed	(978,975)	2,972,806	(473,805)	500,861	5,110,328
Net change in unrealized gain (loss) on investments	(840,012)	(2,503,299)	(691,676)	(1,237,826)	14,661,874
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	561,292	(112,896)	2,264,134	624	18,420,309

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	42,244	46,000	14,145	7,720	386,207
Annuity payments	(225,507)	(135,731)	(139,434)	(30,250)	(336,731)
Surrenders, withdrawals and death benefits	(2,098,059)	(3,963,044)	(2,120,193)	(1,129,740)	(7,477,077)
Net transfers between other subaccounts
or fixed rate option	(787,445)	(2,103,525)	(1,199,526)	(212,064)	(2,979,735)
Other charges	(8,522)	(11,302)	(5,964)	(1,563)	(227,581)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,077,289)	(6,167,602)	(3,450,972)	(1,365,897)	(10,634,917)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,515,997)	(6,280,498)	(1,186,838)	(1,365,273)	7,785,392

NET ASSETS
Beginning of period	24,715,375	46,546,311	25,263,935	8,080,719	85,720,913
End of period	$22,199,378	$40,265,813	$24,077,097	$6,715,446	$93,506,305

Beginning units	9,396,358	18,090,308	15,857,430	7,167,041	34,694,793
Units issued	250,136	197,727	210,148	677,201	885,364
Units redeemed	(1,438,424)	(2,669,688)	(2,369,060)	(1,945,753)	(4,916,372)
Ending units	8,208,070	15,618,347	13,698,518	5,898,489	30,663,785

The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(123,217)	$(1,601,742)	$(464,087)	$(7,074,370)	$(3,657,305)
Capital gains distributions received	609,785	—	—	—	—
Net realized gain (loss) on shares redeemed	240,680	5,277,354	(121,188)	8,088,537	15,007,114
Net change in unrealized gain (loss) on investments	(886,719)	(1,252,250)	(986,398)	44,272,220	(7,087,497)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(159,471)	2,423,362	(1,571,673)	45,286,387	4,262,312

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	51,296	591,927	51,694	9,059,715	9,367,837
Annuity payments	(19,837)	(507,539)	(65,316)	(67,674)	(126,901)
Surrenders, withdrawals and death benefits	(747,373)	(9,113,239)	(2,434,916)	(20,162,785)	(10,211,086)
Net transfers between other subaccounts
or fixed rate option	(507,557)	(1,974,140)	(277,373)	(19,539,435)	9,254,399
Other charges	(29,112)	(276,733)	(77,592)	(5,314,757)	(2,061,665)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,252,583)	(11,279,724)	(2,803,503)	(36,024,936)	6,222,584

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,412,054)	(8,856,362)	(4,375,176)	9,261,451	10,484,896

NET ASSETS
Beginning of period	10,478,967	107,539,140	31,562,928	522,927,282	229,030,232
End of period	$9,066,913	$98,682,778	$27,187,752	$532,188,733	$239,515,128

Beginning units	6,152,608	39,225,333	20,465,473	34,839,044	12,432,810
Units issued	100,021	951,305	587,715	11,185,171	7,111,984
Units redeemed	(803,641)	(5,142,011)	(2,485,569)	(13,729,831)	(6,848,870)
Ending units	5,448,988	35,034,627	18,567,619	32,294,384	12,695,924

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(24,532,704)	$(1,776,768)	$(2,836,700)	$(2,166,393)	$(1,602,513)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	47,969,647	4,872,819	4,939,651	8,589,606	6,566,361
Net change in unrealized gain (loss) on investments	3,459,274	393,742	20,914,273	410,687	5,913,482
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,896,217	3,489,793	23,017,224	6,833,900	10,877,330

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45,318,509	1,454,902	10,414,713	2,435,316	3,356,016
Annuity payments	(257,418)	(24,864)	(123,148)	(85,701)	(56,207)
Surrenders, withdrawals and death benefits	(65,634,214)	(4,976,977)	(10,343,847)	(5,379,835)	(4,510,706)
Net transfers between other subaccounts
or fixed rate option	(40,554,382)	(2,233,821)	11,566,329	(9,419,529)	544,060
Other charges	(15,583,517)	(999,852)	(1,464,981)	(1,313,811)	(916,985)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(76,711,022)	(6,780,612)	10,049,066	(13,763,560)	(1,583,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,814,805)	(3,290,819)	33,066,290	(6,929,660)	9,293,508

NET ASSETS
Beginning of period	1,537,582,158	116,779,157	169,187,218	148,073,161	97,023,449
End of period	$1,487,767,353	$113,488,338	$202,253,508	$141,143,501	$106,316,957

Beginning units	122,495,568	8,473,063	13,669,364	8,834,010	5,767,209
Units issued	30,019,685	3,676,674	7,905,311	4,628,242	3,186,378
Units redeemed	(36,026,450)	(4,275,118)	(7,154,001)	(5,488,657)	(3,284,749)
Ending units	116,488,803	7,874,619	14,420,674	7,973,595	5,668,838

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,626,093)	$(7,801,033)	$(4,499,361)	$(9,063,930)	$(5,721,913)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,953,867	3,241,257	21,696,180	9,268,044	26,464,505
Net change in unrealized gain (loss) on investments	20,931,057	(2,992,111)	44,328,897	7,335,969	(10,289,891)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	25,258,831	(7,551,887)	61,525,716	7,540,083	10,452,701

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,668,929	9,694,510	8,705,596	16,512,603	7,508,666
Annuity payments	(49,662)	(88,206)	(265,828)	(161,873)	(121,825)
Surrenders, withdrawals and death benefits	(4,863,115)	(20,940,797)	(14,900,970)	(37,148,198)	(16,644,286)
Net transfers between other subaccounts
or fixed rate option	26,447,492	(13,665,973)	(1,105,478)	16,578,685	23,299,319
Other charges	(873,263)	(4,764,837)	(4,146,550)	(7,325,570)	(3,411,216)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	25,330,381	(29,765,303)	(11,713,230)	(11,544,353)	10,630,658

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,589,212	(37,317,190)	49,812,486	(4,004,270)	21,083,359

NET ASSETS
Beginning of period	89,370,733	534,194,321	361,250,654	652,219,088	369,142,998
End of period	$139,959,945	$496,877,131	$411,063,140	$648,214,818	$390,226,357

Beginning units	5,601,002	31,933,959	24,491,421	55,224,204	20,053,522
Units issued	4,576,178	14,721,074	8,911,068	21,931,278	9,107,825
Units redeemed	(3,256,326)	(16,870,832)	(9,906,102)	(22,932,709)	(8,792,739)
Ending units	6,920,854	29,784,201	23,496,387	54,222,773	20,368,608

The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,751,618)	$(4,522,725)	$(2,563,309)	$(2,936,183)	$(4,029,215)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,468,168	16,425,788	20,709	9,036,439	(12,751,068)
Net change in unrealized gain (loss) on investments	(6,082,854)	28,523,997	2,572,535	16,440,813	61,715,035
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(366,304)	40,427,060	29,935	22,541,069	44,934,752

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,090,986	9,726,096	9,444,994	10,704,844	7,251,735
Annuity payments	(160,714)	(70,972)	(124,553)	—	(118,447)
Surrenders, withdrawals and death benefits	(5,372,071)	(11,439,977)	(11,943,488)	(8,638,169)	(10,718,794)
Net transfers between other subaccounts
or fixed rate option	8,652,477	35,267,545	12,753,472	23,657,784	8,684,095
Other charges	(1,145,185)	(2,572,687)	(1,155,842)	(1,713,953)	(2,266,319)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,065,493	30,910,005	8,974,583	24,010,506	2,832,270

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,699,189	71,337,065	9,004,518	46,551,575	47,767,022

NET ASSETS
Beginning of period	120,117,495	262,670,273	152,557,618	176,410,664	217,496,445
End of period	$127,816,684	$334,007,338	$161,562,136	$222,962,239	$265,263,467

Beginning units	6,756,356	14,931,101	15,084,024	9,355,454	26,605,544
Units issued	3,294,710	9,440,528	8,875,275	5,541,857	18,951,498
Units redeemed	(2,890,193)	(7,975,556)	(7,996,102)	(4,346,759)	(19,101,879)
Ending units	7,160,873	16,396,073	15,963,197	10,550,552	26,455,163

The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(161,380,659)	$(5,231,437)	$(2,867,283)	$(2,180,133)	$(23,628,622)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	214,493,935	13,957,971	(1,051,609)	(4,051,847)	38,654,255
Net change in unrealized gain (loss) on investments	470,979,823	5,711,870	2,149,207	10,717,184	39,177,367
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	524,093,099	14,438,404	(1,769,685)	4,485,204	54,203,000

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	356,600,245	8,444,121	1,530,896	5,470,880	54,582,366
Annuity payments	(1,486,103)	(100,736)	(13,246)	(76,009)	(245,959)
Surrenders, withdrawals and death benefits	(357,591,755)	(14,568,567)	(6,805,673)	(7,682,342)	(53,239,804)
Net transfers between other subaccounts
or fixed rate option	(62,862,319)	9,030,383	(1,048,221)	253,031	(47,858,238)
Other charges	(114,419,349)	(3,311,103)	(1,645,714)	(1,789,123)	(16,633,304)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(179,759,281)	(505,902)	(7,981,958)	(3,823,563)	(63,394,939)

TOTAL INCREASE (DECREASE) IN NET ASSETS	344,333,818	13,932,502	(9,751,643)	661,641	(9,191,939)

NET ASSETS
Beginning of period	10,255,015,741	346,411,660	187,875,266	171,608,096	1,520,153,781
End of period	$10,599,349,559	$360,344,162	$178,123,623	$172,269,737	$1,510,961,842

Beginning units	749,737,735	22,632,057	16,930,966	17,773,310	130,610,370
Units issued	190,721,382	11,109,506	8,754,445	6,812,446	46,690,306
Units redeemed	(204,654,049)	(11,403,501)	(9,671,576)	(7,273,978)	(53,471,418)
Ending units	735,805,068	22,338,062	16,013,835	17,311,778	123,829,258

The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(120,782,146)	$(53,070,845)	$(109,070,871)	$(70,498,498)	$(51,708,186)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	260,488,265	123,532,041	185,688,007	97,937,354	87,098,164
Net change in unrealized gain (loss) on investments	182,353,855	40,424,941	216,290,657	125,070,277	31,060,377
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	322,059,974	110,886,137	292,907,793	152,509,133	66,450,355

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	341,223,653	45,091,209	298,720,411	120,229,635	193,113,260
Annuity payments	(916,357)	(343,080)	(3,635,779)	(3,744,891)	(519,865)
Surrenders, withdrawals and death benefits	(254,996,933)	(140,303,799)	(306,767,271)	(241,139,302)	(119,316,453)
Net transfers between other subaccounts
or fixed rate option	2,781,081	(138,577,851)	(35,753,899)	(31,516,474)	(31,633,621)
Other charges	(73,567,474)	(29,232,082)	(68,012,512)	(40,118,837)	(35,907,412)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,523,970	(263,365,603)	(115,449,050)	(196,289,869)	5,735,909

TOTAL INCREASE (DECREASE) IN NET ASSETS	336,583,944	(152,479,466)	177,458,743	(43,780,736)	72,186,264

NET ASSETS
Beginning of period	7,420,464,190	3,252,181,897	6,905,422,764	4,282,307,366	3,264,546,020
End of period	$7,757,048,134	$3,099,702,431	$7,082,881,507	$4,238,526,630	$3,336,732,284

Beginning units	530,160,182	276,819,511	511,145,039	339,719,935	257,719,536
Units issued	155,661,128	104,679,610	94,323,990	58,085,968	76,088,142
Units redeemed	(155,711,228)	(128,820,713)	(101,433,269)	(72,568,744)	(75,315,034)
Ending units	530,110,082	252,678,408	504,035,760	325,237,159	258,492,644

The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(112,299,803)	$(95,391,634)	$(9,294,668)	$(3,936,682)	$(3,011,333)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	147,919,157	206,065,946	47,901,598	—	7,813,789
Net change in unrealized gain (loss) on investments	475,512,921	167,326,877	(37,984,471)	—	11,333,186
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	511,132,275	278,001,189	622,459	(3,936,682)	16,135,642

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	297,355,788	162,905,961	16,652,685	56,304,465	5,152,532
Annuity payments	(574,987)	(525,382)	(231,948)	(2,261,141)	(160,786)
Surrenders, withdrawals and death benefits	(249,844,559)	(207,804,725)	(25,993,472)	(671,220,421)	(7,814,501)
Net transfers between other subaccounts
or fixed rate option	8,528,357	(91,600,760)	(7,979,702)	615,139,228	(1,867,777)
Other charges	(79,681,498)	(66,103,332)	(5,105,391)	(1,637,290)	(1,615,677)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,216,899)	(203,128,238)	(22,657,828)	(3,675,159)	(6,306,209)

TOTAL INCREASE (DECREASE) IN NET ASSETS	486,915,376	74,872,951	(22,035,369)	(7,611,841)	9,829,433

NET ASSETS
Beginning of period	7,139,929,647	6,092,155,725	623,578,887	237,142,425	195,870,766
End of period	$7,626,845,023	$6,167,028,676	$601,543,518	$229,530,584	$205,700,199

Beginning units	527,422,660	442,205,718	31,122,107	25,658,383	11,006,675
Units issued	202,644,539	107,331,882	15,015,443	102,612,448	5,880,204
Units redeemed	(207,556,657)	(123,215,492)	(16,250,123)	(103,109,393)	(6,347,161)
Ending units	522,510,542	426,322,108	29,887,427	25,161,438	10,539,718

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund	AST Investment Grade Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	8/5/2016**	12/31/2016

OPERATIONS
Net investment income (loss)	$(26,667,436)	$(1,795,571)	$(2,303,439)	$72,384	$(70,399,075)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	23,361,911	(553,983)	2,593,322	(2,558,599)	305,371,340
Net change in unrealized gain (loss) on investments	43,590,080	37,596	(12,275,398)	3,018,389	(41,004,845)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	40,284,555	(2,311,958)	(11,985,515)	532,174	193,967,420

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,210,460	5,349,943	6,022,849	44,576	(8,729)
Annuity payments	(1,593,241)	(169,928)	(44,136)	(4,280)	(395,524)
Surrenders, withdrawals and death benefits	(86,353,782)	(5,788,179)	(7,117,861)	(302,185)	(158,189,289)
Net transfers between other subaccounts
or fixed rate option	(12,194,832)	2,004,966	1,343,346	(6,064,103)	312,955,391
Other charges	(15,439,972)	(896,397)	(2,418,840)	(13,880)	(54,535,084)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(102,371,367)	500,405	(2,214,642)	(6,339,872)	99,826,765

TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,086,812)	(1,811,553)	(14,200,157)	(5,807,698)	293,794,185

NET ASSETS
Beginning of period	1,687,494,695	121,599,178	211,151,906	5,807,698	2,669,601,373
End of period	$1,625,407,883	$119,787,625	$196,951,749	$—	$2,963,395,558

Beginning units	153,110,082	11,459,892	18,344,854	519,345	209,767,187
Units issued	54,075,223	5,045,737	6,954,132	23,647	1,386,735,361
Units redeemed	(63,451,564)	(5,181,289)	(7,321,697)	(542,992)	(1,367,280,120)
Ending units	143,733,741	11,324,340	17,977,289	—	229,222,428

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(9,704,021)	$(1,402,603)	$(281,500)	$(1,154,828)	$(2,747,380)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,209,719	668,361	72,909	3,161,022	(12,613,586)
Net change in unrealized gain (loss) on investments	15,162,299	440,147	158,876	(3,628,054)	28,261,267
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,667,997	(294,095)	(49,715)	(1,621,860)	12,900,301

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,234,310	—	—	1,796,370	1,887,544
Annuity payments	(189,667)	(52,449)	—	(2,903)	(25,935)
Surrenders, withdrawals and death benefits	(28,573,099)	(5,676,376)	(1,018,196)	(2,964,156)	(6,173,081)
Net transfers between other subaccounts
or fixed rate option	69,870,860	(229,210)	(719,114)	1,747,253	5,379,260
Other charges	(5,631,054)	(39,479)	(5,520)	(668,462)	(1,769,227)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	47,711,350	(5,997,514)	(1,742,830)	(91,898)	(701,439)

TOTAL INCREASE (DECREASE) IN NET ASSETS	65,379,347	(6,291,609)	(1,792,545)	(1,713,758)	12,198,862

NET ASSETS
Beginning of period	549,910,193	66,648,231	13,886,703	73,697,938	160,260,733
End of period	$615,289,540	$60,356,622	$12,094,158	$71,984,180	$172,459,595

Beginning units	46,716,613	5,765,193	1,151,504	4,979,077	20,043,730
Units issued	30,420,623	525,630	204,083	2,691,424	15,192,224
Units redeemed	(26,597,438)	(1,042,583)	(341,130)	(2,758,164)	(15,726,624)
Ending units	50,539,798	5,248,240	1,014,457	4,912,337	19,509,330

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(4,395,259)	$(81,715,438)	$(59,661,172)	$(33,284,760)	$(28,248,573)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	19,914,415	110,603,137	89,730,258	77,964,062	48,530,036
Net change in unrealized gain (loss) on investments	39,717,363	178,542,551	69,070,589	12,551,767	33,366,614
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	55,236,519	207,430,250	99,139,675	57,231,069	53,648,077

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,718,130	131,142,707	164,555,229	145,954,966	74,561,036
Annuity payments	(58,361)	(400,528)	(157,910)	(2,942)	(169,864)
Surrenders, withdrawals and death benefits	(11,724,004)	(166,744,090)	(132,785,418)	(58,552,083)	(66,962,771)
Net transfers between other subaccounts
or fixed rate option	(7,102,888)	(234,888,564)	(157,694,186)	(59,366,527)	(63,853,768)
Other charges	(2,684,403)	(57,191,672)	(45,553,950)	(24,128,858)	(20,814,987)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,851,526)	(328,082,147)	(171,636,235)	3,904,556	(77,240,354)

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,384,993	(120,651,897)	(72,496,560)	61,135,625	(23,592,277)

NET ASSETS
Beginning of period	273,930,315	5,403,209,989	3,973,304,158	2,146,386,334	1,842,733,997
End of period	$314,315,308	$5,282,558,092	$3,900,807,598	$2,207,521,959	$1,819,141,720

Beginning units	16,007,468	397,986,184	325,283,394	160,974,034	156,015,105
Units issued	8,676,523	148,770,814	97,828,750	58,789,716	52,343,032
Units redeemed	(9,602,492)	(175,136,584)	(112,441,377)	(58,196,703)	(59,027,260)
Ending units	15,081,499	371,620,414	310,670,767	161,567,047	149,330,877

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(6,436)	$3,275	$(7,607)	$(24,947)	$(2,999)
Capital gains distributions received	5,897	—	—	—	—
Net realized gain (loss) on shares redeemed	10,614	16,579	34,381	179,704	21,061
Net change in unrealized gain (loss) on investments	(1,377)	(29,129)	47,725	(277,227)	18,639
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,698	(9,275)	74,499	(122,470)	36,701

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	100,027	—	—	24,084	80
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(56,017)	(29,587)	(20,067)	(102,825)	(8,026)
Net transfers between other subaccounts
or fixed rate option	(36,935)	482,500	68,623	(385,749)	99,089
Other charges	(4,281)	(5,023)	(5,126)	(15,238)	(2,539)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,794	447,890	43,430	(479,728)	88,604

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,492	438,615	117,929	(602,198)	125,305

NET ASSETS
Beginning of period	555,060	439,409	716,349	2,299,814	274,093
End of period	$566,552	$878,024	$834,278	$1,697,616	$399,398

Beginning units	25,341	24,443	70,110	105,003	19,000
Units issued	19,743	47,512	53,540	33,763	14,220
Units redeemed	(20,444)	(23,276)	(53,481)	(56,584)	(10,090)
Ending units	24,640	48,679	70,169	82,182	23,130
The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(7,340)	$(4,218)	$1,049	$(5,834)	$(2,739)
Capital gains distributions received	28,534	6,403	—	30,640	—
Net realized gain (loss) on shares redeemed	(10,922)	8,993	30,707	(30,467)	(1,989)
Net change in unrealized gain (loss) on investments	45,725	60,669	(15,541)	96,993	52,001
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	55,997	71,847	16,215	91,332	47,273

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,553	—	7,823	24,674	28
Annuity payments	—	—	(14,544)	—	—
Surrenders, withdrawals and death benefits	(96,979)	(101,665)	(33,166)	(88,684)	(60,808)
Net transfers between other subaccounts
or fixed rate option	23,740	175,890	(59,257)	227,796	46,472
Other charges	(4,680)	(2,975)	(2,859)	(3,794)	(1,744)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(74,366)	71,250	(102,003)	159,992	(16,052)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,369)	143,097	(85,788)	251,324	31,221

NET ASSETS
Beginning of period	575,434	344,080	531,833	573,909	208,973
End of period	$557,065	$487,177	$446,045	$825,233	$240,194

Beginning units	36,589	24,617	39,738	32,933	14,418
Units issued	10,861	17,861	15,327	27,865	10,280
Units redeemed	(15,822)	(14,977)	(22,416)	(21,658)	(11,672)
Ending units	31,628	27,501	32,649	39,140	13,026

The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$1,801	$4,547	$(13,806)	$(2,037)	$(1,257,064)
Capital gains distributions received	—	23,307	82,763	—	—
Net realized gain (loss) on shares redeemed	9,953	35,129	45,067	31,786	4,688,905
Net change in unrealized gain (loss) on investments	24,332	24,582	(84,132)	66,892	4,338,005
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	36,086	87,565	29,892	96,641	7,769,846

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	16,552	—	—	1,808,952
Annuity payments	(9,862)	—	—	—	(5,895)
Surrenders, withdrawals and death benefits	(3,888)	(15,024)	(72,067)	(58,823)	(3,018,799)
Net transfers between other subaccounts
or fixed rate option	126,029	80,418	(42,002)	(145,043)	4,896,985
Other charges	(1,984)	(5,978)	(7,589)	(6,835)	(697,550)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	110,295	75,968	(121,658)	(210,701)	2,983,693

TOTAL INCREASE (DECREASE) IN NET ASSETS	146,381	163,533	(91,766)	(114,060)	10,753,539

NET ASSETS
Beginning of period	101,940	643,480	1,109,388	1,056,537	77,722,137
End of period	$248,321	$807,013	$1,017,622	$942,477	$88,475,676

Beginning units	8,492	45,311	67,267	84,850	5,423,171
Units issued	13,630	32,991	17,084	21,572	3,014,211
Units redeemed	(6,272)	(27,294)	(24,140)	(41,131)	(2,901,316)
Ending units	15,850	51,008	60,211	65,291	5,536,066

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(2,510,393)	$(480,698)	$(1,694,484)	$(1,978,201)	$3,201
Capital gains distributions received	—	—	—	—	17,381
Net realized gain (loss) on shares redeemed	9,211,181	712,780	499,739	2,886,292	(5,215)
Net change in unrealized gain (loss) on investments	(13,322,264)	10,901	415,576	(330,582)	(16,828)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,621,476)	242,983	(779,169)	577,509	(1,461)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,919,485	—	—	—	—
Annuity payments	(5,930)	—	(54,500)	—	—
Surrenders, withdrawals and death benefits	(7,644,095)	(2,915,938)	(5,414,254)	(6,124,634)	(48,243)
Net transfers between other subaccounts
or fixed rate option	(4,238,453)	(5,007,131)	2,816,768	(13,048,586)	(19,558)
Other charges	(1,553,563)	(9,652)	(44,508)	(50,082)	(657)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,522,556)	(7,932,721)	(2,696,494)	(19,223,302)	(68,458)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,144,032)	(7,689,738)	(3,475,663)	(18,645,793)	(69,919)

NET ASSETS
Beginning of period	176,172,813	26,513,732	73,907,716	95,591,914	307,407
End of period	$164,028,781	$18,823,994	$70,432,053	$76,946,121	$237,488

Beginning units	9,403,773	2,183,676	6,710,477	7,667,275	19,989
Units issued	5,148,039	585,023	1,805,589	2,117,228	428
Units redeemed	(5,473,560)	(1,216,237)	(2,057,433)	(3,578,509)	(5,254)
Ending units	9,078,252	1,552,462	6,458,633	6,205,994	15,163

The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	4/29/2016**	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(12,846)	$(6,467)	$624	$(1,573,919)	$(12,328,426)
Capital gains distributions received	41,836	37,144	—	—	—
Net realized gain (loss) on shares redeemed	129	3,666	206,312	2,656,475	9,899,895
Net change in unrealized gain (loss) on investments	(38,222)	(8,865)	(153,275)	(582,180)	41,718,363
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(9,103)	25,478	53,661	500,376	39,289,832

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	135,323,913
Annuity payments	—	—	—	(22,086)	—
Surrenders, withdrawals and death benefits	(88,663)	(25,932)	(25,873)	(4,518,720)	(57,850,116)
Net transfers between other subaccounts
or fixed rate option	11,119	(3,479)	(832,990)	(5,486,309)	13,031,424
Other charges	(2,762)	(470)	(697)	(44,230)	(964,323)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(80,306)	(29,881)	(859,560)	(10,071,345)	89,540,898

TOTAL INCREASE (DECREASE) IN NET ASSETS	(89,409)	(4,403)	(805,899)	(9,570,969)	128,830,730

NET ASSETS
Beginning of period	839,800	393,794	805,899	71,798,688	738,461,884
End of period	$750,391	$389,391	$—	$62,227,719	$867,292,614

Beginning units	273,879	23,493	64,804	6,111,253	60,583,576
Units issued	5,799	1,698	166	3,963,220	14,464,519
Units redeemed	(32,930)	(3,328)	(64,970)	(4,740,164)	(7,049,563)
Ending units	246,748	21,863	—	5,334,309	67,998,532

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(27,929,219)	$7,699	$(3,243,928)	$(195,879)	$(7,630,072)
Capital gains distributions received	—	137,404	—	—	—
Net realized gain (loss) on shares redeemed	35,536,308	54,035	3,756,848	342,983	10,346,532
Net change in unrealized gain (loss) on investments	70,852,146	(57,139)	4,938,930	(414,557)	6,046,595
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	78,459,235	141,999	5,451,850	(267,453)	8,763,055

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	95,918,732	—	13,659,680	—	45,072,560
Annuity payments	(1,672,383)	—	(223,312)	—	(141,850)
Surrenders, withdrawals and death benefits	(84,227,045)	(89,197)	(17,595,387)	(1,711,377)	(16,279,930)
Net transfers between other subaccounts
or fixed rate option	(29,847,882)	(76,991)	37,376,630	6,231,377	(12,049,245)
Other charges	(17,892,623)	(2,237)	(2,660,251)	(5,219)	(6,081,501)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,721,201)	(168,425)	30,557,360	4,514,781	10,520,034

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,738,034	(26,426)	36,009,210	4,247,328	19,283,089

NET ASSETS
Beginning of period	1,772,066,560	1,445,765	214,505,032	8,653,401	507,612,527
End of period	$1,812,804,594	$1,419,339	$250,514,242	$12,900,729	$526,895,616

Beginning units	163,921,893	88,703	20,329,528	853,847	42,484,679
Units issued	47,168,888	891	14,823,225	1,036,995	22,564,008
Units redeemed	(51,747,845)	(10,888)	(12,042,855)	(612,149)	(21,984,514)
Ending units	159,342,936	78,706	23,109,898	1,278,693	43,064,173

The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(45,668)	$(1,203,111)	$(61,422)	$(50,492)	$(1,281,655)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	82,651	984,516	215,220	(104,704)	1,063,135
Net change in unrealized gain (loss) on investments	266,060	9,237,543	(70,284)	659,865	9,611,670
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	303,043	9,018,948	83,514	504,669	9,393,150

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	878,070	7,538,789	—	1,169,864	6,278,718
Annuity payments	—	(6,903)	—	—	(520)
Surrenders, withdrawals and death benefits	(264,112)	(3,437,953)	(565,021)	(348,887)	(3,371,780)
Net transfers between other subaccounts
or fixed rate option	681,188	51,866,799	(864,981)	859,832	44,073,771
Other charges	(12,840)	(704,319)	(1,448)	(15,081)	(741,251)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,282,306	55,256,413	(1,431,450)	1,665,728	46,238,938

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,585,349	64,275,361	(1,347,936)	2,170,397	55,632,088

NET ASSETS
Beginning of period	3,176,294	50,149,866	3,631,886	3,695,049	55,947,468
End of period	$4,761,643	$114,425,227	$2,283,950	$5,865,446	$111,579,556

Beginning units	350,145	3,551,338	367,737	453,887	4,530,041
Units issued	499,782	6,315,412	254,381	339,715	6,558,855
Units redeemed	(372,120)	(2,604,581)	(390,842)	(157,237)	(3,082,292)
Ending units	477,807	7,262,169	231,276	636,365	8,006,604

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(35,743)	$(109,824,713)	$(4,282,120)	$(5,922,074)	$(87,827)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(80,120)	301,281	723,079	4,898,431	59,400
Net change in unrealized gain (loss) on investments	380,696	367,171,610	15,543,340	11,824,304	852,566
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	264,833	257,648,178	11,984,299	10,800,661	824,139

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,018,959	2,814,074,265	56,604,725	53,975,007	2,331,759
Annuity payments	—	(29,637)	—	(8,564)	—
Surrenders, withdrawals and death benefits	(141,495)	(263,192,549)	(8,298,212)	(29,571,873)	(227,979)
Net transfers between other subaccounts
or fixed rate option	282,562	33,660,082	26,681,741	65,180,962	298,398
Other charges	(13,764)	(698,261)	(3,563,224)	(4,445,586)	(23,867)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,146,262	2,583,813,900	71,425,030	85,129,946	2,378,311

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,411,095	2,841,462,078	83,409,329	95,930,607	3,202,450

NET ASSETS
Beginning of period	2,999,378	4,067,263,994	245,655,740	286,279,890	6,684,231
End of period	$4,410,473	$6,908,726,072	$329,065,069	$382,210,497	$9,886,681

Beginning units	387,464	412,304,763	23,213,095	29,033,066	520,998
Units issued	235,139	280,192,337	15,644,367	31,182,720	288,728
Units redeemed	(99,073)	(37,119,584)	(9,201,655)	(22,600,986)	(97,894)
Ending units	523,530	655,377,516	29,655,807	37,614,800	711,832

The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(59,810)	$(2,462,028)	$(9,165,498)	$(119,521)	$(184,153)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	32,940	18,898,575	(7,773,706)	(13,533)	44,120
Net change in unrealized gain (loss) on investments	713,467	(3,052,476)	37,233,465	1,162,899	2,089,413
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	686,597	13,384,071	20,294,261	1,029,845	1,949,380

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,313,717	—	212,575,831	4,825,949	10,186,660
Annuity payments	—	(166,673)	—	—	—
Surrenders, withdrawals and death benefits	(220,538)	(9,187,692)	(9,591,465)	(1,215,412)	(2,292,213)
Net transfers between other subaccounts
or fixed rate option	64,492	(199,124,158)	32,551,732	821,378	2,142,896
Other charges	(27,601)	(49,036)	(8,650,833)	(123,121)	(187,745)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,130,070	(208,527,559)	226,885,265	4,308,794	9,849,598

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,816,667	(195,143,488)	247,179,526	5,338,639	11,798,978

NET ASSETS
Beginning of period	5,750,774	206,638,270	527,805,997	15,774,134	23,321,129
End of period	$8,567,441	$11,494,782	$774,985,523	$21,112,773	$35,120,107

Beginning units	446,384	18,385,955	50,130,867	1,563,435	2,274,694
Units issued	295,225	2,087,684	46,504,968	714,377	1,437,625
Units redeemed	(137,761)	(19,448,464)	(25,861,261)	(286,063)	(501,378)
Ending units	603,848	1,025,175	70,774,574	1,991,749	3,210,941

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(277,350)	$(166,392)	$(73,003)	$(80,846)	$(136,641)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	24,716	24,228	(50,863)	(30,303)	39,196
Net change in unrealized gain (loss) on investments	3,314,179	1,697,946	399,571	968,543	524,249
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,061,545	1,555,782	275,705	857,394	426,804

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,928,793	8,583,217	3,501,279	6,691,319	8,562,058
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,787,535)	(2,494,541)	(746,765)	(748,404)	(2,062,553)
Net transfers between other subaccounts
or fixed rate option	3,277,575	2,704,657	(22,293)	854,204	1,225,668
Other charges	(280,996)	(169,819)	(75,966)	(80,038)	(134,562)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,137,837	8,623,514	2,656,255	6,717,081	7,590,611

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,199,382	10,179,296	2,931,960	7,574,475	8,017,415

NET ASSETS
Beginning of period	35,130,981	19,534,879	10,494,494	10,253,599	15,431,517
End of period	$52,330,363	$29,714,175	$13,426,454	$17,828,074	$23,448,932

Beginning units	3,374,462	2,047,834	1,127,233	1,017,276	1,573,821
Units issued	1,996,961	1,383,103	520,553	821,689	1,197,378
Units redeemed	(665,037)	(503,189)	(233,528)	(147,738)	(447,362)
Ending units	4,706,386	2,927,748	1,414,258	1,691,227	2,323,837

The accompanying notes are an integral part of these financial statements.
A 54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(11,359)	$(14,605)	$(19,798)	$(1,595,263)	$(1,125,715)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	44,812	14,519	(6,731)	(812,921)	797,182
Net change in unrealized gain (loss) on investments	162,935	168,873	57,454	9,741,827	(4,889,537)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	196,388	168,787	30,925	7,333,643	(5,218,070)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,080,664	1,164,159	1,394,098	67,600,355	—
Annuity payments	—	—	—	—	(31,470)
Surrenders, withdrawals and death benefits	(72,361)	(175,382)	(87,676)	(1,035,910)	(4,625,670)
Net transfers between other subaccounts
or fixed rate option	1,241,040	(90,307)	189,634	24,192,428	106,344,456
Other charges	(10,928)	(14,363)	(19,681)	(1,434,217)	(29,072)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,238,415	884,107	1,476,375	89,322,656	101,658,244

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,434,803	1,052,894	1,507,300	96,656,299	96,440,174

NET ASSETS
Beginning of period	642,335	1,976,206	2,613,060	71,145,806	26,041,796
End of period	$3,077,138	$3,029,100	$4,120,360	$167,802,105	$122,481,970

Beginning units	70,527	212,801	276,304	7,329,717	2,626,136
Units issued	309,232	169,319	207,848	11,458,351	17,750,596
Units redeemed	(86,517)	(78,838)	(52,032)	(2,698,532)	(8,007,135)
Ending units	293,242	303,282	432,120	16,089,536	12,369,597

The accompanying notes are an integral part of these financial statements.
A 55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(5,988)	$(3,575)	$(3,607)	$(6,309)	$(6,613)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,056	1,725	(5,836)	2,739	4,855
Net change in unrealized gain (loss) on investments	22,154	8,841	3,102	3,431	35,277
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	25,222	6,991	(6,341)	(139)	33,519

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	873,505	411,196	788,046	666,955	993,703
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(25,096)	(33,802)	(38,329)	(19,779)	(69,173)
Net transfers between other subaccounts
or fixed rate option	236,284	146,872	(112,325)	477,990	(38,643)
Other charges	(5,427)	(3,512)	(3,336)	(6,018)	(5,831)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,079,266	520,754	634,056	1,119,148	880,056

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,104,488	527,745	627,715	1,119,009	913,575

NET ASSETS
Beginning of period	353,700	268,241	262,713	301,702	569,304
End of period	$1,458,188	$795,986	$890,428	$1,420,711	$1,482,879

Beginning units	35,245	26,546	27,820	29,892	59,495
Units issued	143,875	70,357	105,097	126,498	133,297
Units redeemed	(40,067)	(20,185)	(35,531)	(18,510)	(42,237)
Ending units	139,053	76,718	97,386	137,880	150,555

The accompanying notes are an integral part of these financial statements.
A 56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(6,586)	$(7,285)	$(16,150)	$(5,022)	$(26,901)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(4,797)	(6,083)	(2,587)	(972)	31,941
Net change in unrealized gain (loss) on investments	(5,512)	37,643	63,050	41,073	264,107
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(16,895)	24,275	44,313	35,079	269,147

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	613,316	1,017,897	2,174,612	702,911	4,012,677
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(30,310)	(31,166)	(141,718)	(29,838)	(136,510)
Net transfers between other subaccounts
or fixed rate option	293,040	106,230	821,047	100,270	1,493,683
Other charges	(6,284)	(6,890)	(15,555)	(4,729)	(23,581)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	869,762	1,086,071	2,838,386	768,614	5,346,269

TOTAL INCREASE (DECREASE) IN NET ASSETS	852,867	1,110,346	2,882,699	803,693	5,615,416

NET ASSETS
Beginning of period	473,108	686,716	968,256	395,854	1,719,440
End of period	$1,325,975	$1,797,062	$3,850,955	$1,199,547	$7,334,856

Beginning units	50,001	73,164	99,816	40,649	178,446
Units issued	114,091	149,077	342,660	97,443	665,968
Units redeemed	(18,793)	(30,864)	(46,283)	(18,542)	(146,700)
Ending units	145,299	191,377	396,193	119,550	697,714

The accompanying notes are an integral part of these financial statements.
A 57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)
	1/1/2016	1/1/2016	1/1/2016	1/4/2016*	8/5/2016*
	to	to	to	to	to
	6/24/2016**	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(6,257)	$176,850	$145,875	$(714,401)	$7,761
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(15,389)	(62,114)	6,523	(1,054,066)	(9,956)
Net change in unrealized gain (loss) on investments	22,170	404,736	65,556	(7,036,285)	(235,848)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	524	519,472	217,954	(8,804,752)	(238,043)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	984,106	15,343,126	3,925,948	—	7,342
Annuity payments	—	—	—	—	(22,147)
Surrenders, withdrawals and death benefits	(7,048)	(275,048)	(198,320)	(1,990,908)	(183,255)
Net transfers between other subaccounts
or fixed rate option	(2,424,963)	(429,321)	466,853	145,469,832	6,142,100
Other charges	(5,995)	(68,982)	(16,057)	(1,820)	(10,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,453,900)	14,569,775	4,178,424	143,477,104	5,933,983

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,453,376)	15,089,247	4,396,378	134,672,352	5,695,940

NET ASSETS
Beginning of period	1,453,376	5,541,593	1,218,011	—	—
End of period	$—	$20,630,840	$5,614,389	$134,672,352	$5,695,940

Beginning units	158,458	555,957	121,950	—	—
Units issued	135,189	1,772,136	512,556	16,673,858	640,663
Units redeemed	(293,647)	(322,538)	(103,934)	(2,993,618)	(55,248)
Ending units	—	2,005,555	530,572	13,680,240	585,415

* Date subaccount became available for investment.
** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A 58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,688,842)	$(2,421,302)	$(2,769,870)	$(184,565)	$(244,346)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,283,677	9,481,204	555,039	1,086,298
Net change in unrealized gain (loss) on investments	—	(1,508,125)	(4,773,508)	(416,689)	(994,739)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,688,842)	(2,645,750)	1,937,826	(46,215)	(152,787)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,490,965	506,337	557,354	37,671	95,695
Annuity payments	(1,850,694)	(1,645,657)	(1,465,094)	(678)	(600,783)
Surrenders, withdrawals and death benefits	(24,443,316)	(19,187,414)	(21,690,987)	(1,775,772)	(2,386,089)
Net transfers between other subaccounts
or fixed rate option	9,988,275	(969,890)	(3,144,828)	95,466	(86,941)
Other charges	(140,834)	(47,967)	(166,644)	—	(8,245)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,955,604)	(21,344,591)	(25,910,199)	(1,643,313)	(2,986,363)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,644,446)	(23,990,341)	(23,972,373)	(1,689,528)	(3,139,150)

NET ASSETS
Beginning of period	123,829,847	183,884,372	202,450,898	13,885,768	18,808,198
End of period	$107,185,401	$159,894,031	$178,478,525	$12,196,240	$15,669,048

Beginning units	105,488,489	72,636,072	71,106,864	5,009,097	7,301,716
Units issued	31,638,466	2,614,145	1,593,497	104,621	207,918
Units redeemed	(44,567,674)	(11,039,381)	(10,605,179)	(697,031)	(1,365,873)
Ending units	92,559,281	64,210,836	62,095,182	4,416,687	6,143,761

The accompanying notes are an integral part of these financial statements.
A 59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(4,081,202)	$7,858,655	$(64,804)	$30,142	$(882,914)
Capital gains distributions received	—	—	—	3,581,691	—
Net realized gain (loss) on shares redeemed	10,096,462	(1,201,863)	(196,160)	13,360,733	1,942,557
Net change in unrealized gain (loss) on investments	(32,224,478)	(12,574,788)	(1,182,801)	(17,691,347)	(465,520)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(26,209,218)	(5,917,996)	(1,443,765)	(718,781)	594,123

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	855,211	772,545	8,170	1,426,671	315,331
Annuity payments	(1,622,718)	(1,339,613)	(51,809)	(1,471,598)	(154,695)
Surrenders, withdrawals and death benefits	(28,833,008)	(19,529,335)	(533,172)	(29,331,043)	(4,966,930)
Net transfers between other subaccounts
or fixed rate option	(1,903,799)	(1,947,861)	(132,887)	(3,416,253)	(391,422)
Other charges	(383,204)	(233,633)	—	(356,202)	(74,242)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(31,887,518)	(22,277,897)	(709,698)	(33,148,425)	(5,271,958)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,096,736)	(28,195,893)	(2,153,463)	(33,867,206)	(4,677,835)

NET ASSETS
Beginning of period	296,460,515	178,308,731	5,550,543	310,970,803	60,957,519
End of period	$238,363,779	$150,112,838	$3,397,080	$277,103,597	$56,279,684

Beginning units	99,749,309	42,176,156	903,400	114,421,833	27,386,565
Units issued	3,961,065	1,336,135	29,495	4,974,841	1,282,577
Units redeemed	(14,915,113)	(6,570,777)	(152,120)	(17,421,401)	(3,589,642)
Ending units	88,795,261	36,941,514	780,775	101,975,273	25,079,500

The accompanying notes are an integral part of these financial statements.
A 60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(4,346,574)	$(821,616)	$(99,382)	$272,502	$(243,917)
Capital gains distributions received	—	—	369,433	1,388,756	8,509,149
Net realized gain (loss) on shares redeemed	21,778,309	3,189,425	366,642	2,784,818	3,926,127
Net change in unrealized gain (loss) on investments	10,846,730	(4,378,456)	(1,048,417)	(10,213,599)	(18,087,204)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	28,278,465	(2,010,647)	(411,724)	(5,767,523)	(5,895,845)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	814,470	126,108	56,105	95,916	194,434
Annuity payments	(1,339,406)	(190,365)	(120,879)	(436,810)	(575,311)
Surrenders, withdrawals and death benefits	(29,898,734)	(5,818,241)	(1,650,973)	(6,189,946)	(8,487,479)
Net transfers between other subaccounts
or fixed rate option	(7,226,224)	(95,968)	467,092	(960,605)	(744,439)
Other charges	(278,195)	(12,858)	(5,161)	(16,782)	(29,064)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,928,089)	(5,991,324)	(1,253,816)	(7,508,227)	(9,641,859)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,649,624)	(8,001,971)	(1,665,540)	(13,275,750)	(15,537,704)

NET ASSETS
Beginning of period	296,938,124	61,806,529	20,257,223	74,911,907	90,740,425
End of period	$287,288,500	$53,804,558	$18,591,683	$61,636,157	$75,202,721

Beginning units	103,662,544	13,549,571	12,524,392	23,102,223	33,856,822
Units issued	3,351,717	473,853	733,385	853,648	676,663
Units redeemed	(16,137,262)	(1,778,131)	(1,517,358)	(3,289,137)	(4,350,743)
Ending units	90,876,999	12,245,293	11,740,419	20,666,734	30,182,742

The accompanying notes are an integral part of these financial statements.
A 61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(473,344)	$(577,782)	$(128,834)	$(748,367)	$201,528
Capital gains distributions received	11,075,477	2,068,326	1,446,883	3,251,176	—
Net realized gain (loss) on shares redeemed	1,915,477	(214,688)	903,688	3,041,262	1,308,814
Net change in unrealized gain (loss) on investments	(10,016,379)	(8,138,796)	(2,311,094)	(1,964,061)	(2,984,120)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,501,231	(6,862,940)	(89,357)	3,580,010	(1,473,778)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	85,638	187,550	29,703	206,134	32,445
Annuity payments	(294,790)	(445,359)	(156,793)	(235,477)	(129,490)
Surrenders, withdrawals and death benefits	(6,385,208)	(6,523,776)	(1,884,081)	(5,874,438)	(2,651,817)
Net transfers between other subaccounts
or fixed rate option	(1,716,195)	91,391	(61,774)	(488,667)	(1,567,626)
Other charges	(21,760)	(22,451)	(6,722)	(20,350)	(6,552)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,332,315)	(6,712,645)	(2,079,667)	(6,412,798)	(4,323,040)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,831,084)	(13,575,585)	(2,169,024)	(2,832,788)	(5,796,818)

NET ASSETS
Beginning of period	62,899,948	75,535,811	20,287,552	61,530,762	30,777,889
End of period	$57,068,864	$61,960,226	$18,118,528	$58,697,974	$24,981,071

Beginning units	25,153,673	22,927,785	7,640,572	22,311,087	9,537,603
Units issued	474,809	1,117,277	236,038	701,638	318,894
Units redeemed	(3,689,509)	(3,196,447)	(1,012,048)	(2,982,088)	(1,692,083)
Ending units	21,938,973	20,848,615	6,864,562	20,030,637	8,164,414

The accompanying notes are an integral part of these financial statements.
A 62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(390,074)	$(680,055)	$(174,555)	$(112,386)	$(1,532,176)
Capital gains distributions received	6,697,937	—	3,990,725	737,211	—
Net realized gain (loss) on shares redeemed	(82,165)	3,017,492	161,659	401,847	5,473,396
Net change in unrealized gain (loss) on investments	(7,180,911)	(34,959)	(3,885,013)	(311,491)	(10,443,091)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(955,213)	2,302,478	92,816	715,181	(6,501,871)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,333	63,230	29,232	47	236,175
Annuity payments	(194,912)	(244,437)	(386,663)	(5,730)	(297,480)
Surrenders, withdrawals and death benefits	(2,509,405)	(4,596,694)	(2,338,999)	(811,656)	(9,995,286)
Net transfers between other subaccounts
or fixed rate option	(93,774)	(885,656)	(921,328)	492,980	(1,560,261)
Other charges	(8,116)	(12,235)	(6,530)	(1,532)	(239,132)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,780,874)	(5,675,792)	(3,624,288)	(325,891)	(11,855,984)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,736,087)	(3,373,314)	(3,531,472)	389,290	(18,357,855)

NET ASSETS
Beginning of period	28,451,462	49,919,625	28,795,407	7,691,429	104,078,768
End of period	$24,715,375	$46,546,311	$25,263,935	$8,080,719	$85,720,913

Beginning units	10,386,118	20,332,558	18,107,817	7,457,283	39,236,475
Units issued	394,784	564,772	350,404	905,896	1,544,076
Units redeemed	(1,384,544)	(2,807,022)	(2,600,791)	(1,196,138)	(6,085,758)
Ending units	9,396,358	18,090,308	15,857,430	7,167,041	34,694,793

The accompanying notes are an integral part of these financial statements.
A 63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(135,918)	$(1,932,553)	$(559,487)	$(4,765,843)	$(4,016,535)
Capital gains distributions received	2,051,727	—	—	—	—
Net realized gain (loss) on shares redeemed	659,241	7,790,585	88,822	12,654,880	17,209,647
Net change in unrealized gain (loss) on investments	(2,176,603)	(9,956,341)	1,220,428	(29,339,632)	(8,646,593)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	398,447	(4,098,309)	749,763	(21,450,595)	4,546,519

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	124,011	366,907	82,401	17,356,143	15,995,822
Annuity payments	(17,747)	(407,227)	(78,786)	(27,912)	(45,201)
Surrenders, withdrawals and death benefits	(1,010,826)	(12,617,668)	(4,729,090)	(19,739,079)	(15,810,613)
Net transfers between other subaccounts
or fixed rate option	(405,379)	(2,944,252)	165,345	290,335,870	(13,369,646)
Other charges	(31,503)	(311,192)	(85,652)	(3,010,122)	(2,124,173)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,341,444)	(15,913,432)	(4,645,782)	284,914,900	(15,353,811)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(942,997)	(20,011,741)	(3,896,019)	263,464,305	(10,807,292)

NET ASSETS
Beginning of period	11,421,964	127,550,881	35,458,947	259,462,977	239,837,524
End of period	$10,478,967	$107,539,140	$31,562,928	$522,927,282	$229,030,232

Beginning units	7,008,554	44,521,357	23,270,765	16,012,792	13,311,892
Units issued	441,498	1,621,237	1,210,732	25,361,269	6,888,154
Units redeemed	(1,297,444)	(6,917,261)	(4,016,024)	(6,535,017)	(7,767,236)
Ending units	6,152,608	39,225,333	20,465,473	34,839,044	12,432,810

The accompanying notes are an integral part of these financial statements.
A 64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(27,174,457)	$(2,227,705)	$(3,156,908)	$(2,707,942)	$(1,867,908)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	42,189,679	7,666,614	5,345,004	14,299,542	8,993,795
Net change in unrealized gain (loss) on investments	(44,443,491)	(15,932,724)	(11,657,904)	(11,438,948)	(16,441,118)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(29,428,269)	(10,493,815)	(9,469,808)	152,652	(9,315,231)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	57,684,153	2,046,580	14,452,593	3,041,298	5,704,308
Annuity payments	(176,523)	(74,509)	(33,007)	(40,324)	(37,410)
Surrenders, withdrawals and death benefits	(65,438,349)	(6,824,642)	(15,194,367)	(8,204,043)	(6,268,963)
Net transfers between other subaccounts
or fixed rate option	(84,429,145)	(13,337,599)	(22,755,234)	(14,390,515)	(5,995,350)
Other charges	(15,970,091)	(1,159,304)	(1,499,691)	(1,507,801)	(978,745)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(108,329,955)	(19,349,474)	(25,029,706)	(21,101,385)	(7,576,160)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(137,758,224)	(29,843,289)	(34,499,514)	(20,948,733)	(16,891,391)

NET ASSETS
Beginning of period	1,675,340,382	146,622,446	203,686,732	169,021,894	113,914,840
End of period	$1,537,582,158	$116,779,157	$169,187,218	$148,073,161	$97,023,449

Beginning units	130,504,071	9,863,434	15,527,480	10,031,807	6,169,731
Units issued	15,636,933	2,038,255	6,628,368	3,249,231	2,374,194
Units redeemed	(23,645,436)	(3,428,626)	(8,486,484)	(4,447,028)	(2,776,716)
Ending units	122,495,568	8,473,063	13,669,364	8,834,010	5,767,209

The accompanying notes are an integral part of these financial statements.
A 65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,652,154)	$(5,398,244)	$(4,973,128)	$(8,569,109)	$(6,203,963)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,051,394	14,174,606	14,836,930	4,486,928	28,307,549
Net change in unrealized gain (loss) on investments	(11,543,289)	(33,874,690)	(45,939,197)	(8,905,825)	7,996,706
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,144,049)	(25,098,328)	(36,075,395)	(12,988,006)	30,100,292

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,528,264	15,968,934	13,706,666	30,816,088	7,529,323
Annuity payments	(98,599)	(80,694)	(126,453)	(71,416)	(86,312)
Surrenders, withdrawals and death benefits	(5,742,243)	(21,161,522)	(22,082,329)	(39,510,973)	(21,049,588)
Net transfers between other subaccounts
or fixed rate option	(9,693,715)	295,911,578	531,646	85,989,942	(48,727,531)
Other charges	(813,644)	(2,915,345)	(4,155,672)	(6,731,797)	(3,473,197)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(11,819,937)	287,722,951	(12,126,142)	70,491,844	(65,807,305)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,963,986)	262,624,623	(48,201,537)	57,503,838	(35,707,013)

NET ASSETS
Beginning of period	107,334,719	271,569,698	409,452,191	594,715,250	404,850,011
End of period	$89,370,733	$534,194,321	$361,250,654	$652,219,088	$369,142,998

Beginning units	6,293,911	14,692,106	25,255,265	49,551,416	23,783,239
Units issued	1,939,008	24,446,817	5,270,329	20,299,225	4,239,342
Units redeemed	(2,631,917)	(7,204,964)	(6,034,173)	(14,626,437)	(7,969,059)
Ending units	5,601,002	31,933,959	24,491,421	55,224,204	20,053,522

The accompanying notes are an integral part of these financial statements.
A 66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,836,904)	$(4,798,992)	$(2,641,070)	$(2,954,898)	$(4,649,560)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,602,063	18,487,464	(416,465)	11,256,834	(12,068,995)
Net change in unrealized gain (loss) on investments	(1,216,115)	(35,005,067)	1,254,072	(6,220,943)	(45,874,489)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,549,044	(21,316,595)	(1,803,463)	2,080,993	(62,593,044)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,094,679	13,984,770	13,602,254	15,126,786	9,559,863
Annuity payments	(85,172)	(55,149)	(380,790)	(27,085)	(155,452)
Surrenders, withdrawals and death benefits	(7,542,343)	(18,919,547)	(16,707,938)	(10,761,951)	(17,543,106)
Net transfers between other subaccounts
or fixed rate option	(8,178,032)	(1,009,031)	(3,227,381)	2,876,440	(4,788,592)
Other charges	(1,125,518)	(2,482,932)	(1,114,789)	(1,591,578)	(2,397,371)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,836,386)	(8,481,889)	(7,828,644)	5,622,612	(15,324,658)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,287,342)	(29,798,484)	(9,632,107)	7,703,605	(77,917,702)

NET ASSETS
Beginning of period	122,404,837	292,468,757	162,189,725	168,707,059	295,414,147
End of period	$120,117,495	$262,670,273	$152,557,618	$176,410,664	$217,496,445

Beginning units	7,243,407	15,349,477	15,865,967	8,979,699	28,651,080
Units issued	2,358,592	5,571,453	7,435,067	4,591,181	16,302,464
Units redeemed	(2,845,643)	(5,989,829)	(8,217,010)	(4,215,426)	(18,348,000)
Ending units	6,756,356	14,931,101	15,084,024	9,355,454	26,605,544

The accompanying notes are an integral part of these financial statements.
A 67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(136,215,279)	$(5,762,044)	$(3,447,689)	$(2,571,714)	$(25,370,890)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	143,655,699	13,888,150	4,670,168	(2,055,742)	34,088,288
Net change in unrealized gain (loss) on investments	(165,807,473)	(20,552,176)	(11,322,921)	(7,142,454)	(45,455,221)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(158,367,053)	(12,426,070)	(10,100,442)	(11,769,910)	(36,737,823)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	423,537,023	20,461,500	2,640,788	10,633,368	138,726,635
Annuity payments	(987,961)	(62,595)	(13,931)	(12,299)	(455,839)
Surrenders, withdrawals and death benefits	(271,797,429)	(22,644,479)	(9,632,438)	(12,020,999)	(50,428,127)
Net transfers between other subaccounts
or fixed rate option	2,374,797,099	8,064,790	5,155,139	(7,603,574)	(63,377,139)
Other charges	(89,229,155)	(3,318,293)	(1,826,836)	(1,918,345)	(16,396,455)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,436,319,577	2,500,923	(3,677,278)	(10,921,849)	8,069,075

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,277,952,524	(9,925,147)	(13,777,720)	(22,691,759)	(28,668,748)

NET ASSETS
Beginning of period	7,977,063,217	356,336,807	201,652,986	194,299,855	1,548,822,529
End of period	$10,255,015,741	$346,411,660	$187,875,266	$171,608,096	$1,520,153,781

Beginning units	568,526,998	22,518,431	17,384,407	18,913,325	130,026,899
Units issued	254,232,029	9,907,553	6,722,833	4,715,648	28,700,325
Units redeemed	(73,021,292)	(9,793,927)	(7,176,274)	(5,855,663)	(28,116,854)
Ending units	749,737,735	22,632,057	16,930,966	17,773,310	130,610,370

The accompanying notes are an integral part of these financial statements.
A 68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(125,798,465)	$(64,994,959)	$(114,211,135)	$(75,511,707)	$(53,186,550)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	153,431,702	139,169,566	159,723,447	98,860,975	64,163,277
Net change in unrealized gain (loss) on investments	(121,731,965)	(262,080,999)	(126,282,456)	(89,268,642)	(34,452,090)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(94,098,728)	(187,906,392)	(80,770,144)	(65,919,374)	(23,475,363)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	418,780,730	74,294,834	362,804,947	147,689,896	236,184,040
Annuity payments	(2,362,772)	(1,289,714)	(2,860,746)	(3,395,497)	(552,982)
Surrenders, withdrawals and death benefits	(254,613,915)	(161,523,040)	(314,875,354)	(254,455,566)	(115,912,779)
Net transfers between other subaccounts
or fixed rate option	69,059,309	(476,187,469)	(65,014,377)	(133,278,891)	(24,245,718)
Other charges	(68,504,754)	(33,426,670)	(64,444,220)	(39,737,191)	(33,703,937)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	162,358,598	(598,132,059)	(84,389,750)	(283,177,249)	61,768,624

TOTAL INCREASE (DECREASE) IN NET ASSETS	68,259,870	(786,038,451)	(165,159,894)	(349,096,623)	38,293,261

NET ASSETS
Beginning of period	7,352,204,320	4,038,220,348	7,070,582,658	4,631,403,989	3,226,252,759
End of period	$7,420,464,190	$3,252,181,897	$6,905,422,764	$4,282,307,366	$3,264,546,020

Beginning units	516,836,090	326,241,303	514,029,248	360,303,030	251,090,931
Units issued	85,375,376	49,712,166	58,463,515	41,890,927	44,111,547
Units redeemed	(72,051,284)	(99,133,958)	(61,347,724)	(62,474,022)	(37,482,942)
Ending units	530,160,182	276,819,511	511,145,039	339,719,935	257,719,536

The accompanying notes are an integral part of these financial statements.
A 69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(83,578,779)	$(101,334,509)	$(10,223,823)	$(3,298,761)	$(3,443,100)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	115,152,104	122,766,365	43,179,039	—	13,006,069
Net change in unrealized gain (loss) on investments	(186,860,093)	(76,524,569)	10,376,550	—	(12,221,095)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(155,286,768)	(55,092,713)	43,331,766	(3,298,761)	(2,658,126)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	367,186,251	291,364,954	30,855,120	50,620,343	10,253,106
Annuity payments	(821,787)	(1,012,540)	(169,655)	(138,145)	(79,066)
Surrenders, withdrawals and death benefits	(171,646,666)	(202,413,582)	(37,818,448)	(640,527,195)	(13,585,428)
Net transfers between other subaccounts
or fixed rate option	2,680,912,374	(132,149,635)	1,776,355	639,000,478	7,094,194
Other charges	(54,783,033)	(64,547,094)	(5,145,671)	(1,255,048)	(1,701,040)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,820,847,139	(108,757,897)	(10,502,299)	47,700,433	1,981,766

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,665,560,371	(163,850,610)	32,829,467	44,401,672	(676,360)

NET ASSETS
Beginning of period	4,474,369,276	6,256,006,335	590,749,420	192,740,753	196,547,126
End of period	$7,139,929,647	$6,092,155,725	$623,578,887	$237,142,425	$195,870,766

Beginning units	324,805,239	447,097,289	31,589,569	20,583,057	10,894,174
Units issued	279,011,465	49,967,599	12,461,201	105,963,727	5,053,580
Units redeemed	(76,394,044)	(54,859,170)	(12,928,663)	(100,888,401)	(4,941,079)
Ending units	527,422,660	442,205,718	31,122,107	25,658,383	11,006,675
The accompanying notes are an integral part of these financial statements.
A 70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund	AST Investment Grade Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(31,260,104)	$(1,935,038)	$(2,633,632)	$(46,746)	$(22,022,533)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	19,114,365	2,667,717	6,223,917	(513,882)	27,763,395
Net change in unrealized gain (loss) on investments	(58,199,451)	(5,533,043)	(1,250,052)	(724,538)	(13,147,161)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(70,345,190)	(4,800,364)	2,340,233	(1,285,166)	(7,406,299)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,687,814	8,997,088	11,620,303	60,930	18,424
Annuity payments	(1,361,318)	(107,983)	(48,252)	(30,889)	(134,931)
Surrenders, withdrawals and death benefits	(110,697,384)	(9,631,948)	(10,402,438)	(842,451)	(65,385,166)
Net transfers between other subaccounts
or fixed rate option	(178,308,203)	37,827,130	8,958,055	(150,585)	2,029,704,053
Other charges	(16,921,533)	(932,754)	(2,534,901)	(26,803)	(14,740,999)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(285,600,624)	36,151,533	7,592,767	(989,798)	1,949,461,381

TOTAL INCREASE (DECREASE) IN NET ASSETS	(355,945,814)	31,351,169	9,933,000	(2,274,964)	1,942,055,082

NET ASSETS
Beginning of period	2,043,440,509	90,248,009	201,218,906	8,082,662	727,546,291
End of period	$1,687,494,695	$121,599,178	$211,151,906	$5,807,698	$2,669,601,373

Beginning units	178,575,778	8,001,718	17,911,676	594,550	54,969,670
Units issued	35,251,274	8,157,919	6,711,748	60,972	446,902,074
Units redeemed	(60,716,970)	(4,699,745)	(6,278,570)	(136,177)	(292,104,557)
Ending units	153,110,082	11,459,892	18,344,854	519,345	209,767,187

The accompanying notes are an integral part of these financial statements.
A 71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(9,594,626)	$(1,460,439)	$(288,284)	$(1,397,152)	$(3,392,678)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,597,302	1,220,128	56,535	4,637,216	(9,023,046)
Net change in unrealized gain (loss) on investments	(1,304,915)	(556,666)	106,299	(5,128,085)	(27,779,366)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,302,239)	(796,977)	(125,450)	(1,888,021)	(40,195,090)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,663,726	3,322	564	3,331,372	2,622,421
Annuity payments	(32,338)	(75,049)	—	(26,561)	(17,788)
Surrenders, withdrawals and death benefits	(34,123,378)	(9,103,178)	(1,017,817)	(5,219,845)	(9,546,629)
Net transfers between other subaccounts
or fixed rate option	40,103,902	866,304	1,252,484	(9,894,517)	(5,791,708)
Other charges	(5,193,807)	(42,184)	(5,690)	(760,067)	(1,984,933)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	16,418,105	(8,350,785)	229,541	(12,569,618)	(14,718,637)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,115,866	(9,147,762)	104,091	(14,457,639)	(54,913,727)

NET ASSETS
Beginning of period	536,794,327	75,795,993	13,782,612	88,155,577	215,174,460
End of period	$549,910,193	$66,648,231	$13,886,703	$73,697,938	$160,260,733

Beginning units	45,409,933	6,472,657	1,127,369	5,836,926	22,066,237
Units issued	23,810,448	1,709,248	398,470	1,962,076	11,660,298
Units redeemed	(22,503,768)	(2,416,712)	(374,335)	(2,819,925)	(13,682,805)
Ending units	46,716,613	5,765,193	1,151,504	4,979,077	20,043,730

The accompanying notes are an integral part of these financial statements.
A 72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,055,656)	$(63,133,546)	$(56,587,576)	$(36,024,083)	$(31,763,951)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	18,832,620	75,384,666	64,792,146	50,740,745	43,877,298
Net change in unrealized gain (loss) on investments	(36,238,525)	(138,288,597)	(78,850,148)	(76,070,713)	(62,692,428)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(22,461,561)	(126,037,477)	(70,645,578)	(61,354,051)	(50,579,081)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,857,569	205,464,880	208,910,981	135,568,538	87,247,046
Annuity payments	(42,719)	(387,429)	(544,657)	(91,425)	(75,909)
Surrenders, withdrawals and death benefits	(16,678,284)	(118,441,994)	(113,564,958)	(63,878,682)	(66,674,863)
Net transfers between other subaccounts
or fixed rate option	(18,359,913)	2,093,179,057	536,479,590	(80,429,773)	(153,107,815)
Other charges	(2,791,538)	(41,298,598)	(38,856,135)	(23,847,262)	(21,575,281)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(26,014,885)	2,138,515,916	592,424,821	(32,678,604)	(154,186,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,476,446)	2,012,478,439	521,779,243	(94,032,655)	(204,765,903)

NET ASSETS
Beginning of period	322,406,761	3,390,731,550	3,451,524,915	2,240,418,989	2,047,499,900
End of period	$273,930,315	$5,403,209,989	$3,973,304,158	$2,146,386,334	$1,842,733,997

Beginning units	17,426,498	242,326,082	273,990,007	162,234,524	168,111,535
Units issued	6,074,942	201,789,698	95,290,728	23,072,009	23,429,843
Units redeemed	(7,493,972)	(46,129,596)	(43,997,341)	(24,332,499)	(35,526,273)
Ending units	16,007,468	397,986,184	325,283,394	160,974,034	156,015,105

The accompanying notes are an integral part of these financial statements.
A 73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(6,762)	$(1,298)	$(9,251)	$(30,405)	$(3,718)
Capital gains distributions received	71,304	—	—	—	—
Net realized gain (loss) on shares redeemed	13,967	34,327	87,997	234,186	37,004
Net change in unrealized gain (loss) on investments	(68,586)	(23,284)	(107,353)	(133,151)	(49,263)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,923	9,745	(28,607)	70,630	(15,977)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,360	54,970	17,277	73,458	17,515
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(78,113)	(11,512)	(32,710)	(157,543)	(43,438)
Net transfers between other subaccounts
or fixed rate option	224,042	22,354	(150,330)	136,434	(57,338)
Other charges	(4,275)	(2,222)	(6,317)	(17,646)	(2,670)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	152,014	63,590	(172,080)	34,703	(85,931)

TOTAL INCREASE (DECREASE) IN NET ASSETS	161,937	73,335	(200,687)	105,333	(101,908)

NET ASSETS
Beginning of period	393,123	366,074	917,036	2,194,481	376,001
End of period	$555,060	$439,409	$716,349	$2,299,814	$274,093

Beginning units	18,888	21,057	86,071	103,906	25,489
Units issued	17,578	26,026	39,750	51,066	5,090
Units redeemed	(11,125)	(22,640)	(55,711)	(49,969)	(11,579)
Ending units	25,341	24,443	70,110	105,003	19,000

The accompanying notes are an integral part of these financial statements.
A 74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(10,290)	$(6,546)	$(5,425)	$(7,940)	$(6,476)
Capital gains distributions received	113,134	25,233	—	103,006	32,600
Net realized gain (loss) on shares redeemed	(24,194)	50,624	54,105	(17,879)	(35,771)
Net change in unrealized gain (loss) on investments	(120,770)	(96,619)	(64,894)	(74,581)	(49,329)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(42,120)	(27,308)	(16,214)	2,606	(58,976)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	11,461	34,720	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(33,061)	(32,380)	(23,589)	(79,199)	(29,068)
Net transfers between other subaccounts
or fixed rate option	115,224	(96,310)	(128,571)	(137,295)	39,544
Other charges	(6,214)	(4,745)	(4,047)	(4,267)	(4,095)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	75,949	(133,435)	(144,746)	(186,041)	6,381

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,829	(160,743)	(160,960)	(183,435)	(52,595)

NET ASSETS
Beginning of period	541,605	504,823	692,793	757,344	261,568
End of period	$575,434	$344,080	$531,833	$573,909	$208,973

Beginning units	34,119	32,125	51,205	43,337	16,273
Units issued	38,569	25,766	33,168	22,539	49,776
Units redeemed	(36,099)	(33,274)	(44,635)	(32,943)	(51,631)
Ending units	36,589	24,617	39,738	32,933	14,418

The accompanying notes are an integral part of these financial statements.
A 75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$251	$5,980	$(18,025)	$(5,174)	$(1,455,451)
Capital gains distributions received	—	2,963	—	—	—
Net realized gain (loss) on shares redeemed	(49)	55,615	214,961	136,572	5,082,633
Net change in unrealized gain (loss) on investments	(571)	(125,509)	(165,024)	(226,697)	(9,425,711)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(369)	(60,951)	31,912	(95,299)	(5,798,529)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	53,877	57,390	71,180	1,242,391
Annuity payments	—	—	—	—	(2,521)
Surrenders, withdrawals and death benefits	(10,200)	(30,536)	(55,416)	(50,623)	(3,056,520)
Net transfers between other subaccounts
or fixed rate option	15,910	(134,642)	(745,932)	(402,684)	(6,950,586)
Other charges	(764)	(5,018)	(10,552)	(7,939)	(757,603)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,946	(116,319)	(754,510)	(390,066)	(9,524,839)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,577	(177,270)	(722,598)	(485,365)	(15,323,368)

NET ASSETS
Beginning of period	97,363	820,750	1,831,986	1,541,902	93,045,505
End of period	$101,940	$643,480	$1,109,388	$1,056,537	$77,722,137

Beginning units	8,571	54,742	114,837	118,810	6,071,839
Units issued	4,367	23,859	29,252	26,957	1,562,564
Units redeemed	(4,446)	(33,290)	(76,822)	(60,917)	(2,211,232)
Ending units	8,492	45,311	67,267	84,850	5,423,171

The accompanying notes are an integral part of these financial statements.
A 76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,595,570)	$(523,186)	$(1,516,622)	$(2,117,531)	$10,127
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,250,016	635,932	817,718	3,124,383	15,084
Net change in unrealized gain (loss) on investments	4,051,015	(189,381)	(702,208)	(1,020,664)	(11,827)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,705,461	(76,635)	(1,401,112)	(13,812)	13,384

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,567,301	289	—	1,482	—
Annuity payments	(40,639)	—	—	—	—
Surrenders, withdrawals and death benefits	(10,538,041)	(3,666,397)	(10,120,160)	(8,612,340)	(99,858)
Net transfers between other subaccounts
or fixed rate option	26,247,922	3,938,269	12,420,685	3,586,637	(59,441)
Other charges	(1,484,236)	(9,098)	(41,213)	(53,303)	(1,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,752,307	263,063	2,259,312	(5,077,524)	(160,307)

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,457,768	186,428	858,200	(5,091,336)	(146,923)

NET ASSETS
Beginning of period	136,715,045	26,327,304	73,049,516	100,683,250	454,330
End of period	$176,172,813	$26,513,732	$73,907,716	$95,591,914	$307,407

Beginning units	7,910,969	2,158,811	6,505,236	8,022,325	29,874
Units issued	5,840,357	2,028,299	3,367,997	6,043,189	451
Units redeemed	(4,347,553)	(2,003,434)	(3,162,756)	(6,398,239)	(10,336)
Ending units	9,403,773	2,183,676	6,710,477	7,667,275	19,989

The accompanying notes are an integral part of these financial statements.
A 77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(16,666)	$(7,441)	$(10,330)	$(1,311,941)	$(10,673,164)
Capital gains distributions received	173,503	52,692	—	—	—
Net realized gain (loss) on shares redeemed	13,309	18,839	34,794	1,555,582	4,747,150
Net change in unrealized gain (loss) on investments	(171,841)	(76,597)	(143,175)	(273,163)	(7,070,690)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,695)	(12,507)	(118,711)	(29,522)	(12,996,704)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	56	—	40	7,695	238,360,936
Annuity payments	—	—	—	(29,650)	(119,631)
Surrenders, withdrawals and death benefits	(170,074)	(22,086)	(127,914)	(5,633,711)	(61,789,757)
Net transfers between other subaccounts
or fixed rate option	(12,478)	(16,108)	58,009	29,287,497	29,701,693
Other charges	(2,994)	(522)	(2,161)	(37,724)	(463,305)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(185,490)	(38,716)	(72,026)	23,594,107	205,689,936

TOTAL INCREASE (DECREASE) IN NET ASSETS	(187,185)	(51,223)	(190,737)	23,564,585	192,693,232

NET ASSETS
Beginning of period	1,026,985	445,017	996,636	48,234,103	545,768,652
End of period	$839,800	$393,794	$805,899	$71,798,688	$738,461,884

Beginning units	333,847	25,406	70,612	4,100,728	43,953,498
Units issued	99,411	1,972	10,047	6,639,506	23,520,343
Units redeemed	(159,379)	(3,885)	(15,855)	(4,628,981)	(6,890,265)
Ending units	273,879	23,493	64,804	6,111,253	60,583,576

The accompanying notes are an integral part of these financial statements.
A 78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(29,889,432)	$(20,628)	$(2,847,570)	$(631,811)	$(7,946,335)
Capital gains distributions received	—	159,257	—	—	—
Net realized gain (loss) on shares redeemed	27,185,893	49,023	1,705,673	8,235,527	8,914,447
Net change in unrealized gain (loss) on investments	(83,972,154)	(255,309)	(2,565,954)	(7,050,635)	(16,453,296)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(86,675,693)	(67,657)	(3,707,851)	553,081	(15,485,184)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	137,945,689	13,838	16,394,149	—	63,855,838
Annuity payments	(1,356,192)	—	(39,340)	—	(109,400)
Surrenders, withdrawals and death benefits	(78,293,201)	(47,599)	(15,749,838)	(1,134,242)	(14,261,072)
Net transfers between other subaccounts
or fixed rate option	(34,932,535)	(36,869)	25,760,608	(84,781,568)	(12,376,671)
Other charges	(17,187,625)	(2,256)	(2,323,418)	(9,111)	(5,772,740)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,176,136	(72,886)	24,042,161	(85,924,921)	31,335,955

TOTAL INCREASE (DECREASE) IN NET ASSETS	(80,499,557)	(140,543)	20,334,310	(85,371,840)	15,850,771

NET ASSETS
Beginning of period	1,852,566,117	1,586,308	194,170,722	94,025,241	491,761,756
End of period	$1,772,066,560	$1,445,765	$214,505,032	$8,653,401	$507,612,527

Beginning units	163,477,249	92,946	18,101,692	9,385,875	39,863,759
Units issued	25,922,337	39,203	12,670,506	238,606	11,446,190
Units redeemed	(25,477,693)	(43,446)	(10,442,670)	(8,770,634)	(8,825,270)
Ending units	163,921,893	88,703	20,329,528	853,847	42,484,679

The accompanying notes are an integral part of these financial statements.
A 79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(34,986)	$(611,532)	$(359,463)	$(37,636)	$(992,622)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(33,923)	945,434	3,973,575	(216,132)	1,099,376
Net change in unrealized gain (loss) on investments	(72,298)	(1,364,742)	(3,289,030)	(588,570)	(3,671,991)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(141,207)	(1,030,840)	325,082	(842,338)	(3,565,237)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,692,653	5,802,464	1,262	2,353,382	6,063,961
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,155,726)	(3,219,647)	(1,395,222)	(1,101,243)	(4,838,507)
Net transfers between other subaccounts
or fixed rate option	312,265	16,353,656	(51,236,335)	1,270,146	5,008,242
Other charges	(8,967)	(320,407)	(7,802)	(7,775)	(526,097)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	840,225	18,616,066	(52,638,097)	2,514,510	5,707,599

TOTAL INCREASE (DECREASE) IN NET ASSETS	699,018	17,585,226	(52,313,015)	1,672,172	2,142,362

NET ASSETS
Beginning of period	2,477,276	32,564,640	55,944,901	2,022,877	53,805,106
End of period	$3,176,294	$50,149,866	$3,631,886	$3,695,049	$55,947,468

Beginning units	263,440	2,236,302	5,709,998	208,732	4,131,841
Units issued	276,746	2,782,114	1,213,284	468,302	3,844,444
Units redeemed	(190,041)	(1,467,078)	(6,555,545)	(223,147)	(3,446,244)
Ending units	350,145	3,551,338	367,737	453,887	4,530,041

The accompanying notes are an integral part of these financial statements.
A 80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(31,454)	$(61,890,176)	$(3,450,487)	$(3,647,940)	$(66,634)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(55,675)	(7,182)	786,869	1,410,862	61,396
Net change in unrealized gain (loss) on investments	(517,853)	(116,825,779)	(1,296,693)	(2,090,367)	5,403
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(604,982)	(178,723,137)	(3,960,311)	(4,327,445)	165

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,177,462	1,956,908,963	53,301,615	50,444,424	3,966,393
Annuity payments	—	(113,745)	—	(14,592)	—
Surrenders, withdrawals and death benefits	(1,004,507)	(148,700,497)	(6,296,339)	(13,315,131)	(917,740)
Net transfers between other subaccounts
or fixed rate option	800,443	16,985,861	17,974,249	78,133,372	1,119,546
Other charges	(7,732)	(418,963)	(2,633,190)	(2,556,671)	(10,905)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,965,666	1,824,661,619	62,346,335	112,691,402	4,157,294

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,360,684	1,645,938,482	58,386,024	108,363,957	4,157,459

NET ASSETS
Beginning of period	1,638,694	2,421,325,512	187,269,716	177,915,933	2,526,772
End of period	$2,999,378	$4,067,263,994	$245,655,740	$286,279,890	$6,684,231

Beginning units	174,766	233,396,995	17,481,322	17,738,989	199,303
Units issued	505,761	202,285,327	9,913,247	23,396,596	476,338
Units redeemed	(293,063)	(23,377,559)	(4,181,474)	(12,102,519)	(154,643)
Ending units	387,464	412,304,763	23,213,095	29,033,066	520,998

The accompanying notes are an integral part of these financial statements.
A 81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(40,808)	$(3,296,961)	$(6,149,930)	$(68,680)	$(114,936)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	73,372	3,114,969	(144,441)	(70,075)	(90,616)
Net change in unrealized gain (loss) on investments	(41,603)	2,137,146	1,582,376	(373,032)	(437,487)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(9,039)	1,955,154	(4,711,995)	(511,787)	(643,039)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,616,364	94,315	223,700,786	16,534,177	20,245,565
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,459,901)	(10,668,940)	(4,993,934)	(6,442,346)	(9,659,420)
Net transfers between other subaccounts
or fixed rate option	1,162,960	185,101,752	33,342,037	2,498,073	5,363,936
Other charges	(12,568)	(73,907)	(5,327,834)	(57,336)	(104,307)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,306,855	174,453,220	246,721,055	12,532,568	15,845,774

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,297,816	176,408,374	242,009,060	12,020,781	15,202,735

NET ASSETS
Beginning of period	2,452,958	30,229,896	285,796,937	3,753,353	8,118,394
End of period	$5,750,774	$206,638,270	$527,805,997	$15,774,134	$23,321,129

Beginning units	197,046	2,681,111	27,150,543	366,409	784,123
Units issued	463,933	31,905,147	26,972,103	1,968,742	2,699,630
Units redeemed	(214,595)	(16,200,303)	(3,991,779)	(771,716)	(1,209,059)
Ending units	446,384	18,385,955	50,130,867	1,563,435	2,274,694

The accompanying notes are an integral part of these financial statements.
A 82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(131,713)	$(104,388)	$(37,019)	$(38,938)	$(73,615)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(33,895)	(235,728)	(50,951)	(24,498)	(43,567)
Net change in unrealized gain (loss) on investments	(709,947)	(678,008)	(302,903)	(281,234)	(223,593)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(875,555)	(1,018,124)	(390,873)	(344,670)	(340,775)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	40,062,588	19,562,130	12,329,146	11,088,438	15,989,448
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(14,335,122)	(9,134,734)	(4,409,034)	(3,874,395)	(5,892,167)
Net transfers between other subaccounts
or fixed rate option	5,280,995	2,690,188	1,248,337	830,125	1,381,242
Other charges	(104,942)	(94,849)	(29,238)	(31,705)	(62,031)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	30,903,519	13,022,735	9,139,211	8,012,463	11,416,492

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,027,964	12,004,611	8,748,338	7,667,793	11,075,717

NET ASSETS
Beginning of period	5,103,017	7,530,268	1,746,156	2,585,806	4,355,800
End of period	$35,130,981	$19,534,879	$10,494,494	$10,253,599	$15,431,517

Beginning units	483,991	755,686	180,215	251,326	434,449
Units issued	4,612,868	2,490,673	1,507,133	1,259,309	1,984,632
Units redeemed	(1,722,397)	(1,198,525)	(560,115)	(493,359)	(845,260)
Ending units	3,374,462	2,047,834	1,127,233	1,017,276	1,573,821
The accompanying notes are an integral part of these financial statements.
A 83

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/2/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(3,203)	$(8,971)	$(13,811)	$(595,036)	$(333,005)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(14,690)	(60,085)	(19,037)	(12,407)	302,578
Net change in unrealized gain (loss) on investments	5,986	(163,970)	(28,863)	(1,459,868)	349,326
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,907)	(233,026)	(61,711)	(2,067,311)	318,899

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	583,427	1,920,537	2,734,803	59,856,525	10,595
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(311,621)	(1,038,636)	(1,735,301)	(246,444)	(1,121,067)
Net transfers between other subaccounts
or fixed rate option	67,117	401,642	438,985	9,596,853	26,834,492
Other charges	(2,939)	(7,816)	(12,013)	(445,978)	(1,123)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	335,984	1,275,727	1,426,474	68,760,956	25,722,897

TOTAL INCREASE (DECREASE) IN NET ASSETS	324,077	1,042,701	1,364,763	66,693,645	26,041,796

NET ASSETS
Beginning of period	318,258	933,505	1,248,297	4,452,161	—
End of period	$642,335	$1,976,206	$2,613,060	$71,145,806	$26,041,796

Beginning units	32,777	89,684	128,291	447,810	—
Units issued	98,268	291,915	409,538	7,424,822	4,771,701
Units redeemed	(60,518)	(168,798)	(261,525)	(542,915)	(2,145,565)
Ending units	70,527	212,801	276,304	7,329,717	2,626,136

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 84

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(383)	$(260)	$(348)	$(286)	$(748)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	42	(1)	(1,253)	1	(639)
Net change in unrealized gain (loss) on investments	(1,412)	(406)	(5,246)	(478)	(7,666)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,753)	(667)	(6,847)	(763)	(9,053)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	334,662	207,035	251,132	280,141	504,667
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(11,996)	(19,728)	(123,467)	(8,661)	(186,831)
Net transfers between other subaccounts
or fixed rate option	32,830	81,723	142,051	31,082	260,875
Other charges	(43)	(122)	(156)	(97)	(354)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	355,453	268,908	269,560	302,465	578,357

TOTAL INCREASE (DECREASE) IN NET ASSETS	353,700	268,241	262,713	301,702	569,304

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$353,700	$268,241	$262,713	$301,702	$569,304

Beginning units	—	—	—	—	—
Units issued	37,049	29,675	40,595	31,551	85,507
Units redeemed	(1,804)	(3,129)	(12,775)	(1,659)	(26,012)
Ending units	35,245	26,546	27,820	29,892	59,495

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 85

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(558)	$(597)	$(921)	$(315)	$(1,449)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,818)	(90)	(363)	35	(976)
Net change in unrealized gain (loss) on investments	(5,329)	(5,521)	(10,633)	(1,740)	(28,884)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,705)	(6,208)	(11,917)	(2,020)	(31,309)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	361,627	590,803	939,021	355,262	1,220,802
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(64,962)	(33,928)	(35,970)	(38,238)	(75,680)
Net transfers between other subaccounts
or fixed rate option	184,612	136,271	77,327	81,007	605,882
Other charges	(464)	(222)	(205)	(157)	(255)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	480,813	692,924	980,173	397,874	1,750,749

TOTAL INCREASE (DECREASE) IN NET ASSETS	473,108	686,716	968,256	395,854	1,719,440

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$473,108	$686,716	$968,256	$395,854	$1,719,440

Beginning units	—	—	—	—	—
Units issued	58,567	80,854	103,970	44,557	189,602
Units redeemed	(8,566)	(7,690)	(4,154)	(3,908)	(11,156)
Ending units	50,001	73,164	99,816	40,649	178,446

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 86

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
	7/13/2015*	8/24/2015*	8/24/2015*
	to	to	to
	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,444)	$30,601	$22,590
Capital gains distributions received	—	276,727	1,136
Net realized gain (loss) on shares redeemed	(3,041)	(127)	(58)
Net change in unrealized gain (loss) on investments	(22,170)	(339,590)	(32,415)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(26,655)	(32,389)	(8,747)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,253,836	5,327,359	1,098,099
Annuity payments	—	—	—
Surrenders, withdrawals and death benefits	(48,859)	(28,415)	(5,217)
Net transfers between other subaccounts
or fixed rate option	275,300	275,780	134,041
Other charges	(246)	(742)	(165)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,480,031	5,573,982	1,226,758

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,453,376	5,541,593	1,218,011

NET ASSETS
Beginning of period	—	—	—
End of period	$1,453,376	$5,541,593	$1,218,011

Beginning units	—	—	—
Units issued	167,224	560,448	126,996
Units redeemed	(8,766)	(4,491)	(5,046)
Ending units	158,458	555,957	121,950

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 87

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2016

Note 1: General

Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Strategic Partners Variable Annuity One	Discovery Select
Strategic Partners Variable Annuity One 3	Discovery Choice
Strategic Partners Select	Prudential Premier B, L, X Series
Strategic Partners Advisor	Prudential Premier Bb Series
Strategic Partners Plus	Prudential Premier Retirement X, B, L, C Series
Strategic Partners Plus 3	Prudential Premier Advisor Variable Annuity
Strategic Partners FlexElite	Prudential Premier Retirement Variable Annuity
Strategic Partners FlexElite 2	Prudential Defined Income Annuity
Discovery Preferred	Prudential Premier Investment Variable Annuity B, C Series

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio (formerly	AB VPS Large Cap Growth Portfolio (Class B)
Prudential Money Market Portfolio)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Diversified Bond Portfolio	Janus Aspen Janus Portfolio (Service Shares)
Prudential Equity Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Flexible Managed Portfolio	Prudential SP International Growth Portfolio (Class I)
Prudential Conservative Balanced Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
Prudential Value Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
Prudential High Yield Bond Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
Prudential Natural Resources Portfolio (Class I)	AST Value Equity Portfolio (formerly AST Herndon
Prudential Stock Index Portfolio	Large-Cap Value Portfolio)
Prudential Global Portfolio	AST High Yield Portfolio
Prudential Jennison Portfolio (Class I)	AST Small-Cap Growth Opportunities Portfolio
Prudential Small Capitalization Stock Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST
T. Rowe Price International Stock Portfolio	Mid-Cap Value Portfolio)
T. Rowe Price Equity Income Portfolio (Equity Income Class)	AST Small-Cap Value Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST Goldman Sachs Mid-Cap Growth Portfolio
Janus Aspen Janus Portfolio (Institutional Shares)	AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly
Janus Aspen Overseas Portfolio (Institutional Shares)	AST Large-Cap Value Portfolio)
MFS Research Series (Initial Class)	AST Lord Abbett Core Fixed Income Portfolio
MFS Growth Series (Initial Class)	AST Loomis Sayles Large-Cap Growth Portfolio
American Century VP Value Fund (Class I)	AST MFS Growth Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	AST BlackRock Low Duration Bond Portfolio
Davis Value Portfolio	AST QMA US Equity Alpha Portfolio

A 88

Note 1:	General (continued)

AST T. Rowe Price Natural Resources Portfolio	Wells Fargo VT Omega Growth Portfolio (Class 1)
AST T. Rowe Price Asset Allocation Portfolio	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
AST MFS Global Equity Portfolio	Wells Fargo VT Small Cap Value Portfolio **
AST J.P. Morgan International Equity Portfolio	AST Bond Portfolio 2022
AST Templeton Global Bond Portfolio	AST Quantitative Modeling Portfolio
AST Wellington Management Hedged Equity Portfolio	AST BlackRock Global Strategies Portfolio
AST Capital Growth Asset Allocation Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST Academic Strategies Asset Allocation Portfolio	AST Prudential Core Bond Portfolio
AST Balanced Asset Allocation Portfolio	AST Bond Portfolio 2023
AST Preservation Asset Allocation Portfolio	AST New Discovery Asset Allocation Portfolio
AST FI Pyramis Quantitative Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST Prudential Growth Allocation Portfolio	AST MFS Large-Cap Value Portfolio
AST Advanced Strategies Portfolio	AST Bond Portfolio 2024
AST T. Rowe Price Large-Cap Growth Portfolio	AST AQR Emerging Markets Equity Portfolio
AST Government Money Market Portfolio (formerly AST	AST ClearBridge Dividend Growth Portfolio
Money Market Portfolio)	AST QMA Emerging Markets Equity Portfolio
AST Small-Cap Growth Portfolio	AST Multi-Sector Fixed Income Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	AST BlackRock iShares ETF Portfolio
AST International Value Portfolio	AST Defensive Asset Allocation Portfolio
AST International Growth Portfolio	AST AQR Large-Cap Portfolio
NVIT Developing Markets Fund **	AST QMA Large-Cap Portfolio
AST Investment Grade Bond Portfolio	AST Bond Portfolio 2025
AST Western Asset Core Plus Bond Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Bond Portfolio 2018	AST Goldman Sachs Global Growth Allocation Portfolio
AST Bond Portfolio 2019	AST T. Rowe Price Diversified Real Growth Portfolio
AST Global Real Estate Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST BlackRock Multi-Asset Income Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Schroders Global Tactical Portfolio	AST Managed Equity Portfolio
AST RCM World Trends Portfolio	AST Managed Fixed Income Portfolio
AST J.P. Morgan Global Thematic Portfolio	AST FQ Absolute Return Currency Portfolio
AST Goldman Sachs Multi-Asset Portfolio	AST Jennison Global Infrastructure Portfolio
ProFund VP Consumer Services	AST Goldman Sachs Strategic Income Portfolio
ProFund VP Consumer Goods Portfolio	AST Legg Mason Diversified Growth Portfolio
ProFund VP Financials	AST Bond Portfolio 2026
ProFund VP Health Care	AST AB Global Bond Portfolio
ProFund VP Industrials	AST Goldman Sachs Global Income Portfolio
ProFund VP Mid-Cap Growth	AST Morgan Stanley Multi-Asset Portfolio
ProFund VP Mid-Cap Value	AST Wellington Management Global Bond Portfolio
ProFund VP Real Estate	AST Neuberger Berman Long/Short Portfolio
ProFund VP Small-Cap Growth	AST Wellington Management Real Total Return Portfolio
ProFund VP Small-Cap Value	AST QMA International Core Equity Portfolio
ProFund VP Telecommunications	AST Managed Alternatives Portfolio
ProFund VP Utilities	AST Emerging Managers Diversified Portfolio
ProFund VP Large-Cap Growth	AST Columbia Adaptive Risk Allocation Portfolio
ProFund VP Large-Cap Value	AST IVY Asset Strategy Portfolio **
AST Boston Partners Large-Cap Value Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)
AST Jennison Large-Cap Growth Portfolio	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
AST Bond Portfolio 2020	AST Bond Portfolio 2016 *
AST Bond Portfolio 2017	AST Bond Portfolio 2027
AST Bond Portfolio 2021	NVIT Emerging Markets Fund (Class D)
Wells Fargo VT International Equity Portfolio (Class 1)
________

*	Subaccount was available for investment but had no assets as of December 31, 2016, and had no activity during 2016.

**	Subaccount was no longer available for investment at December 31, 2016.

A 89

Note 1:	General (continued)

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2016 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
April 29, 2016	Wells Fargo VT Small Cap Value Portfolio	Prudential Government Money Market Portfolio
June 24, 2016	AST IVY Asset Strategy Portfolio	AST Government Money Market Portfolio
August 5, 2016	NVIT Developing Markets Fund	NVIT Emerging Markets Fund (Class D)

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2: Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.
Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.
Security Transactions-Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.
Dividend Income and Distributions Received-Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value of Assets
Fair Value Measurements-Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1-Fair value is based on unadjusted quoted prices in active markets that the Account can access.
Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3-Fair value is based on at least one or more significant unobservable inputs for the investment.

A 90

Note 3:	Fair Value of Assets (continued)

As of December 31, 2016, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2016, there were no transfers between fair value levels.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2016 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$15,452,780	$26,324,426
Prudential Diversified Bond Portfolio	1,770,830	21,984,447
Prudential Equity Portfolio (Class I)	568,501	22,139,830
Prudential Flexible Managed Portfolio	80,806	1,944,541
Prudential Conservative Balanced Portfolio	80,834	2,479,108
Prudential Value Portfolio (Class I)	1,939,280	32,384,270
Prudential High Yield Bond Portfolio	2,305,059	26,115,244
Prudential Natural Resources Portfolio (Class I)	41,340	588,277
Prudential Stock Index Portfolio	5,053,435	39,148,677
Prudential Global Portfolio	603,342	7,026,499
Prudential Jennison Portfolio (Class I)	1,910,777	38,171,416
Prudential Small Capitalization Stock Portfolio	1,139,789	8,368,398
T. Rowe Price International Stock Portfolio	450,998	2,156,433
T. Rowe Price Equity Income Portfolio (Equity Income Class)	942,005	7,494,000
Invesco V.I. Core Equity Fund (Series I)	95,598	10,880,982
Janus Aspen Janus Portfolio (Institutional Shares)	548,827	8,091,344
Janus Aspen Overseas Portfolio (Institutional Shares)	365,783	6,212,828
MFS Research Series (Initial Class)	271,170	2,854,294
MFS Growth Series (Initial Class)	272,648	7,882,217
American Century VP Value Fund (Class I)	1,618,952	3,861,814
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	125,575	3,521,510
Prudential Jennison 20/20 Focus Portfolio (Class I)	132,694	6,882,699
Davis Value Portfolio	48,741	3,827,435
AB VPS Large Cap Growth Portfolio (Class B)	651,152	2,116,983
Prudential SP Small Cap Value Portfolio (Class I)	1,413,968	13,400,778
Janus Aspen Janus Portfolio (Service Shares)	113,406	1,525,947
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,282,388	14,163,854
Prudential SP International Growth Portfolio (Class I)	570,866	3,838,457
AST Goldman Sachs Large-Cap Value Portfolio	112,474,252	155,573,558
AST Cohen & Steers Realty Portfolio	86,731,500	84,166,222
AST J.P. Morgan Strategic Opportunities Portfolio	230,617,631	331,861,358
AST Value Equity Portfolio	35,447,735	44,005,115
AST High Yield Portfolio	76,886,379	69,674,012
AST Small-Cap Growth Opportunities Portfolio	50,452,223	66,382,175
AST WEDGE Capital Mid-Cap Value Portfolio	38,954,851	42,141,185
AST Small-Cap Value Portfolio	59,964,388	36,260,099

A 91

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Goldman Sachs Mid-Cap Growth Portfolio	$151,047,032	$188,613,368
AST Hotchkis & Wiley Large-Cap Value Portfolio	98,881,812	115,094,403
AST Lord Abbett Core Fixed Income Portfolio	161,903,176	182,511,460
AST Loomis Sayles Large-Cap Growth Portfolio	119,992,060	115,083,315
AST MFS Growth Portfolio	44,353,373	38,039,498
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	119,779,369	93,392,090
AST BlackRock Low Duration Bond Portfolio	60,864,876	54,453,602
AST QMA US Equity Alpha Portfolio	78,235,275	57,160,953
AST T. Rowe Price Natural Resources Portfolio	110,652,086	111,849,031
AST T. Rowe Price Asset Allocation Portfolio	1,713,610,928	2,054,750,867
AST MFS Global Equity Portfolio	116,408,415	122,145,754
AST J.P. Morgan International Equity Portfolio	67,900,179	78,749,420
AST Templeton Global Bond Portfolio	47,168,764	53,172,459
AST Wellington Management Hedged Equity Portfolio	385,089,544	472,113,104
AST Capital Growth Asset Allocation Portfolio	1,540,042,288	1,646,300,464
AST Academic Strategies Asset Allocation Portfolio	877,575,713	1,194,012,160
AST Balanced Asset Allocation Portfolio	804,674,876	1,029,194,795
AST Preservation Asset Allocation Portfolio	376,426,074	643,214,441
AST FI Pyramis Quantitative Portfolio	648,511,926	694,484,203
AST Prudential Growth Allocation Portfolio	2,012,677,458	2,149,194,161
AST Advanced Strategies Portfolio	989,816,728	1,288,336,600
AST T. Rowe Price Large-Cap Growth Portfolio	187,961,151	219,913,647
AST Government Money Market Portfolio	374,901,658	382,513,499
AST Small-Cap Growth Portfolio	68,843,052	78,160,595
AST BlackRock/Loomis Sayles Bond Portfolio	363,157,802	492,196,604
AST International Value Portfolio	41,919,900	43,215,067
AST International Growth Portfolio	58,829,186	63,347,267
NVIT Developing Markets Fund	219,526	6,615,589
AST Investment Grade Bond Portfolio	15,608,146,061	15,578,718,371
AST Western Asset Core Plus Bond Portfolio	230,806,481	192,799,152
AST Bond Portfolio 2018	5,606,132	13,006,249
AST Bond Portfolio 2019	2,273,370	4,297,699
AST Global Real Estate Portfolio	28,605,371	29,852,097
AST Parametric Emerging Markets Equity Portfolio	88,170,950	91,619,769
AST Goldman Sachs Small-Cap Value Portfolio	95,366,490	114,613,275
AST Schroders Global Tactical Portfolio	1,385,037,653	1,794,835,239
AST RCM World Trends Portfolio	788,587,073	1,019,884,480
AST J.P. Morgan Global Thematic Portfolio	565,598,502	594,978,706
AST Goldman Sachs Multi-Asset Portfolio	419,357,012	524,845,939
ProFund VP Consumer Services	404,193	407,834
ProFund VP Consumer Goods Portfolio	818,135	377,635
ProFund VP Financials	529,882	496,375
ProFund VP Health Care	605,154	1,109,829
ProFund VP Industrials	211,515	126,445
ProFund VP Mid-Cap Growth	155,706	237,413
ProFund VP Mid-Cap Value	272,372	206,070
ProFund VP Real Estate	179,821	289,109
ProFund VP Small-Cap Growth	493,394	339,236
ProFund VP Small-Cap Value	149,110	167,901
ProFund VP Telecommunications	198,531	90,427
ProFund VP Utilities	422,018	353,987
ProFund VP Large-Cap Growth	274,236	410,139
ProFund VP Large-Cap Value	248,751	471,605
AST Boston Partners Large-Cap Value Portfolio	33,866,329	32,139,699
AST Jennison Large-Cap Growth Portfolio	64,004,275	72,037,224
AST Bond Portfolio 2020	6,452,408	14,865,827
AST Bond Portfolio 2017	18,744,934	23,135,912

A 92

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Bond Portfolio 2021	$23,017,833	$44,219,336
Wells Fargo VT International Equity Portfolio (Class 1)	6,047	78,448
Wells Fargo VT Omega Growth Portfolio (Class 1)	15,068	108,220
Wells Fargo VT Small Cap Growth Portfolio (Class 1)	25,589	61,937
Wells Fargo VT Small Cap Value Portfolio	1,684	865,571
AST Bond Portfolio 2022	36,468,824	48,114,087
AST Quantitative Modeling Portfolio	139,335,290	62,122,819
AST BlackRock Global Strategies Portfolio	374,865,250	440,515,671
Wells Fargo VT Opportunity Fund (Class 1)	14,062	206,428
AST Prudential Core Bond Portfolio	113,025,984	85,712,553
AST Bond Portfolio 2023	9,154,174	4,835,272
AST New Discovery Asset Allocation Portfolio	207,235,770	204,345,807
AST Western Asset Emerging Markets Debt Portfolio	5,000,586	3,763,948
AST MFS Large-Cap Value Portfolio	78,788,790	24,735,488
AST Bond Portfolio 2024	245,670	1,738,541
AST AQR Emerging Markets Equity Portfolio	2,784,805	1,169,570
AST ClearBridge Dividend Growth Portfolio	71,544,830	26,587,547
AST QMA Emerging Markets Equity Portfolio	1,800,168	689,649
AST Multi-Sector Fixed Income Portfolio	2,493,883,837	19,894,650
AST BlackRock iShares ETF Portfolio	135,549,611	68,406,701
AST Defensive Asset Allocation Portfolio	223,544,921	144,337,048
AST AQR Large-Cap Portfolio	3,538,194	1,247,709
AST QMA Large-Cap Portfolio	3,821,138	1,750,878
AST Bond Portfolio 2025	14,173,735	225,163,322
AST T. Rowe Price Growth Opportunities Portfolio	405,524,360	187,804,593
AST Goldman Sachs Global Growth Allocation Portfolio	6,627,007	2,437,734
AST T. Rowe Price Diversified Real Growth Portfolio	13,843,551	4,178,106
AST Prudential Flexible Multi-Strategy Portfolio	18,815,356	4,954,869
AST BlackRock Multi-Asset Income Portfolio	12,007,858	3,550,736
AST Franklin Templeton K2 Global Absolute Return Portfolio	4,219,605	1,636,353
AST Managed Equity Portfolio	7,805,558	1,169,324
AST Managed Fixed Income Portfolio	10,585,226	3,131,255
AST FQ Absolute Return Currency Portfolio	2,999,298	772,242
AST Jennison Global Infrastructure Portfolio	1,424,887	555,385
AST Goldman Sachs Strategic Income Portfolio	1,924,050	467,473
AST Legg Mason Diversified Growth Portfolio	102,528,934	14,801,542
AST Bond Portfolio 2026	150,631,453	50,098,923
AST AB Global Bond Portfolio	1,452,499	379,221
AST Goldman Sachs Global Income Portfolio	714,126	196,947
AST Morgan Stanley Multi-Asset Portfolio	953,593	323,144
AST Wellington Management Global Bond Portfolio	1,240,308	127,469
AST Neuberger Berman Long/Short Portfolio	1,270,457	397,015
AST Wellington Management Real Total Return Portfolio	1,006,476	143,299
AST QMA International Core Equity Portfolio	1,315,611	236,825
AST Managed Alternatives Portfolio	3,195,612	373,375
AST Emerging Managers Diversified Portfolio	926,694	163,102
AST Columbia Adaptive Risk Allocation Portfolio	6,610,804	1,291,435
AST IVY Asset Strategy Portfolio	1,251,588	2,711,746
Blackrock Global Allocation V.I. Fund (Class 3)	17,165,197	2,670,886
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	4,889,743	733,740
AST Bond Portfolio 2027	171,954,228	29,191,524
NVIT Emerging Markets Fund (Class D)	6,460,957	566,974

Note 6:	Related Party Transactions
The Account has extensive transaction and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result

A 93

Note 6:	Related Party Transactions (continued)

from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.
Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.
See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.
In 2016, Prudential Financial self-reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the respective Boards of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Note 7:	Financial Highlights

Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

A 94

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2016	84,822	$0.90718	to	$9.73839	$96,411	0.09%		1.00%	to	2.00%	-1.92%	to	-0.90%
December 31, 2015	92,559	$0.92491	to	$9.82644	$107,185	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%
December 31, 2014	105,488	$0.94316	to	$9.92485	$123,830	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%
December 31, 2013	127,983	$0.96168	to	$10.02367	$150,930	0.00%	(1)	1.00%	to	2.10%	-2.05%	to	-0.99%
December 31, 2012	149,308	$0.98047	to	$10.12341	$177,543	0.01%		1.00%	to	2.10%	-2.05%	to	-0.98%

	Prudential Diversified Bond Portfolio
December 31, 2016	57,301	$2.12454	to	$2.59813	$148,549	0.00%		1.35%	to	1.65%	3.88%	to	4.19%
December 31, 2015	64,211	$2.04513	to	$2.49504	$159,894	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%
December 31, 2014	72,636	$2.08421	to	$2.53667	$183,884	1.13%		1.35%	to	1.65%	5.36%	to	5.67%
December 31, 2013	81,007	$1.97826	to	$2.40199	$194,199	3.94%		1.35%	to	1.65%	-2.33%	to	-2.05%
December 31, 2012	93,666	$2.02539	to	$2.45301	$229,314	4.39%		1.35%	to	1.65%	8.88%	to	9.20%

	Prudential Equity Portfolio (Class I)
December 31, 2016	55,260	$1.84115	to	$3.17936	$162,271	0.00%		1.35%	to	2.00%	1.74%	to	2.39%
December 31, 2015	62,095	$1.80347	to	$3.10651	$178,479	0.00%		1.35%	to	2.00%	0.35%	to	0.99%
December 31, 2014	71,107	$1.79101	to	$3.07736	$202,451	0.00%		1.35%	to	2.00%	5.59%	to	6.27%
December 31, 2013	79,925	$1.69020	to	$2.89713	$214,130	0.00%		1.35%	to	2.00%	30.92%	to	31.75%
December 31, 2012	90,862	$1.28661	to	$2.19998	$184,958	0.60%		1.35%	to	2.00%	11.45%	to	12.17%

	Prudential Flexible Managed Portfolio
December 31, 2016	3,816	$2.95532	to	$2.95532	$11,278	0.00%		1.40%	to	1.40%	7.02%	to	7.02%
December 31, 2015	4,417	$2.76140	to	$2.76140	$12,196	0.00%		1.40%	to	1.40%	-0.39%	to	-0.39%
December 31, 2014	5,009	$2.77211	to	$2.77211	$13,886	0.00%		1.40%	to	1.40%	9.52%	to	9.52%
December 31, 2013	5,642	$2.53115	to	$2.53115	$14,280	0.00%		1.40%	to	1.40%	18.48%	to	18.48%
December 31, 2012	6,313	$2.13628	to	$2.13628	$13,487	1.92%		1.40%	to	1.40%	11.80%	to	11.80%

	Prudential Conservative Balanced Portfolio
December 31, 2016	5,307	$2.69825	to	$2.69825	$14,319	0.00%		1.40%	to	1.40%	5.80%	to	5.80%
December 31, 2015	6,144	$2.55040	to	$2.55040	$15,669	0.00%		1.40%	to	1.40%	-0.99%	to	-0.99%
December 31, 2014	7,302	$2.57585	to	$2.57585	$18,808	0.00%		1.40%	to	1.40%	7.27%	to	7.27%
December 31, 2013	8,177	$2.40130	to	$2.40130	$19,636	0.00%		1.40%	to	1.40%	14.55%	to	14.55%
December 31, 2012	9,349	$2.09636	to	$2.09636	$19,598	2.09%		1.40%	to	1.40%	9.69%	to	9.69%

	Prudential Value Portfolio (Class I)
December 31, 2016	78,962	$1.98670	to	$4.02566	$231,803	0.00%		1.35%	to	2.00%	9.22%	to	9.92%
December 31, 2015	88,795	$1.81725	to	$3.66437	$238,364	0.00%		1.35%	to	2.00%	-10.00%	to	-9.42%
December 31, 2014	99,749	$2.01704	to	$4.04747	$296,461	0.00%		1.35%	to	2.00%	7.95%	to	8.63%
December 31, 2013	116,026	$1.86670	to	$3.72763	$316,368	0.00%		1.35%	to	2.00%	30.49%	to	31.32%
December 31, 2012	133,540	$1.42920	to	$2.83999	$276,927	0.98%		1.35%	to	2.00%	12.37%	to	13.09%

	Prudential High Yield Bond Portfolio
December 31, 2016	31,834	$2.29212	to	$16.10941	$148,803	6.44%		1.35%	to	2.00%	13.97%	to	14.69%
December 31, 2015	36,942	$2.00427	to	$14.05181	$150,113	6.16%		1.35%	to	2.00%	-4.36%	to	-3.74%
December 31, 2014	42,176	$2.08850	to	$14.60641	$178,309	5.99%		1.35%	to	2.00%	0.70%	to	1.35%
December 31, 2013	47,473	$2.06706	to	$14.41969	$201,311	6.32%		1.35%	to	2.00%	5.15%	to	5.81%
December 31, 2012	53,646	$1.95903	to	$13.63244	$215,814	6.92%		1.35%	to	2.00%	12.18%	to	12.90%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2016	681	$5.37916	to	$5.37916	$3,665	0.00%		1.40%	to	1.40%	23.63%	to	23.63%
December 31, 2015	781	$4.35091	to	$4.35091	$3,397	0.00%		1.40%	to	1.40%	-29.19%	to	-29.19%
December 31, 2014	903	$6.14406	to	$6.14406	$5,551	0.00%		1.40%	to	1.40%	-21.01%	to	-21.01%
December 31, 2013	1,009	$7.77806	to	$7.77806	$7,850	0.00%		1.40%	to	1.40%	8.70%	to	8.70%
December 31, 2012	1,128	$7.15524	to	$7.15524	$8,075	0.47%		1.40%	to	1.40%	-3.82%	to	-3.82%

	Prudential Stock Index Portfolio
December 31, 2016	91,196	$1.55385	to	$3.59736	$273,088	1.84%		1.35%	to	2.00%	9.64%	to	10.34%
December 31, 2015	101,975	$1.41298	to	$3.26182	$277,104	1.49%		1.35%	to	2.00%	-0.80%	to	-0.16%
December 31, 2014	114,422	$1.42009	to	$3.26890	$310,971	3.05%		1.35%	to	2.00%	11.09%	to	11.80%
December 31, 2013	130,864	$1.27465	to	$2.92538	$316,543	0.00%		1.35%	to	2.00%	29.31%	to	30.14%
December 31, 2012	148,556	$0.98286	to	$2.24908	$276,210	1.71%		1.35%	to	2.00%	13.40%	to	14.14%

A 95

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2016	22,600	$1.20776	to	$2.66817	$52,073	0.00%	1.35%	to	2.00%	2.40%	to	3.06%
December 31, 2015	25,080	$1.17604	to	$2.59035	$56,280	0.00%	1.35%	to	2.00%	0.36%	to	1.01%
December 31, 2014	27,387	$1.16831	to	$2.56578	$60,958	0.00%	1.35%	to	2.00%	1.22%	to	1.88%
December 31, 2013	30,874	$1.15067	to	$2.51978	$67,256	0.00%	1.35%	to	2.00%	24.79%	to	25.59%
December 31, 2012	34,277	$0.91935	to	$2.00744	$59,622	1.61%	1.35%	to	2.00%	15.21%	to	15.95%

	Prudential Jennison Portfolio (Class I)
December 31, 2016	80,340	$1.28203	to	$3.78242	$247,239	0.00%	1.35%	to	2.00%	-2.84%	to	-2.22%
December 31, 2015	90,877	$1.31559	to	$3.87018	$287,289	0.00%	1.35%	to	2.00%	9.30%	to	10.00%
December 31, 2014	103,663	$1.20021	to	$3.52028	$296,938	0.00%	1.35%	to	2.00%	7.83%	to	8.53%
December 31, 2013	120,569	$1.10982	to	$3.24547	$317,172	0.00%	1.35%	to	2.00%	34.96%	to	35.83%
December 31, 2012	136,588	$0.81992	to	$2.39067	$264,878	0.16%	1.35%	to	2.00%	13.89%	to	14.63%

	Prudential Small Capitalization Stock Portfolio
December 31, 2016	10,868	$4.13694	to	$6.33209	$59,542	0.00%	1.35%	to	1.65%	24.46%	to	24.82%
December 31, 2015	12,245	$3.32403	to	$5.07539	$53,805	0.00%	1.35%	to	1.65%	-3.87%	to	-3.58%
December 31, 2014	13,550	$3.45796	to	$5.26694	$61,807	0.00%	1.35%	to	1.65%	3.68%	to	3.98%
December 31, 2013	15,356	$3.33520	to	$5.06760	$67,442	0.00%	1.35%	to	1.65%	38.67%	to	39.08%
December 31, 2012	16,924	$2.40521	to	$3.64564	$53,499	0.61%	1.35%	to	1.65%	14.14%	to	14.48%

	T. Rowe Price International Stock Portfolio
December 31, 2016	10,887	$1.15671	to	$1.59864	$17,264	1.04%	1.35%	to	1.65%	0.47%	to	0.77%
December 31, 2015	11,740	$1.15125	to	$1.58722	$18,592	0.91%	1.35%	to	1.65%	-2.51%	to	-2.23%
December 31, 2014	12,524	$1.18092	to	$1.62418	$20,257	1.02%	1.35%	to	1.65%	-2.84%	to	-2.56%
December 31, 2013	13,481	$1.21548	to	$1.66761	$22,371	0.85%	1.35%	to	1.65%	12.20%	to	12.54%
December 31, 2012	14,599	$1.08327	to	$1.48263	$21,529	1.22%	1.35%	to	1.65%	16.51%	to	16.86%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2016	18,852	$2.24509	to	$3.52364	$66,114	2.32%	1.35%	to	1.65%	17.24%	to	17.59%
December 31, 2015	20,667	$1.91495	to	$2.99816	$61,636	1.80%	1.35%	to	1.65%	-8.37%	to	-8.10%
December 31, 2014	23,102	$2.08981	to	$3.26392	$74,912	1.73%	1.35%	to	1.65%	5.64%	to	5.94%
December 31, 2013	25,950	$1.97830	to	$3.08233	$79,490	1.54%	1.35%	to	1.65%	27.62%	to	27.99%
December 31, 2012	28,067	$1.55020	to	$2.40943	$67,182	2.14%	1.35%	to	1.65%	15.24%	to	15.58%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2016	26,486	$1.42911	to	$2.75507	$71,610	0.75%	1.35%	to	1.65%	8.48%	to	8.81%
December 31, 2015	30,183	$1.31740	to	$2.53351	$75,203	1.11%	1.35%	to	1.65%	-7.29%	to	-7.03%
December 31, 2014	33,857	$1.42106	to	$2.72627	$90,740	0.84%	1.35%	to	1.65%	6.39%	to	6.71%
December 31, 2013	38,677	$1.33567	to	$2.55624	$97,180	1.38%	1.35%	to	1.65%	27.15%	to	27.53%
December 31, 2012	43,198	$1.05048	to	$2.00552	$85,180	0.96%	1.35%	to	1.65%	12.02%	to	12.36%

	Janus Aspen Janus Portfolio (Institutional Shares)
December 31, 2016	19,342	$1.24492	to	$2.62234	$49,711	0.53%	1.35%	to	1.65%	-1.13%	to	-0.84%
December 31, 2015	21,939	$1.25910	to	$2.64571	$57,069	0.63%	1.35%	to	1.65%	3.63%	to	3.94%
December 31, 2014	25,154	$1.21494	to	$2.54666	$62,900	0.37%	1.35%	to	1.65%	11.16%	to	11.49%
December 31, 2013	28,310	$1.09299	to	$2.28537	$63,509	0.78%	1.35%	to	1.65%	28.22%	to	28.60%
December 31, 2012	31,863	$0.85244	to	$1.77801	$55,620	0.55%	1.35%	to	1.65%	16.66%	to	17.01%

	Janus Aspen Overseas Portfolio (Institutional Shares)
December 31, 2016	18,983	$1.52204	to	$2.78080	$52,039	5.03%	1.35%	to	1.65%	-7.96%	to	-7.70%
December 31, 2015	20,849	$1.65372	to	$3.01418	$61,960	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%
December 31, 2014	22,928	$1.83897	to	$3.34371	$75,536	5.83%	1.35%	to	1.65%	-13.30%	to	-13.05%
December 31, 2013	25,331	$2.12113	to	$3.84746	$96,032	3.13%	1.35%	to	1.65%	12.70%	to	13.04%
December 31, 2012	28,534	$1.88205	to	$3.40535	$95,790	0.69%	1.35%	to	1.65%	11.62%	to	11.96%

	MFS Research Series (Initial Class)
December 31, 2016	6,000	$1.72992	to	$2.84082	$16,979	0.78%	1.35%	to	1.65%	6.98%	to	7.29%
December 31, 2015	6,865	$1.61710	to	$2.64905	$18,119	0.73%	1.35%	to	1.65%	-0.83%	to	-0.54%
December 31, 2014	7,641	$1.63066	to	$2.66475	$20,288	0.81%	1.35%	to	1.65%	8.42%	to	8.74%
December 31, 2013	8,883	$1.50408	to	$2.45201	$21,700	0.33%	1.35%	to	1.65%	30.13%	to	30.52%
December 31, 2012	9,422	$1.15583	to	$1.87950	$17,640	0.80%	1.35%	to	1.65%	15.36%	to	15.72%
A 96

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Growth Series (Initial Class)
December 31, 2016	17,677	$1.57652	to	$2.97872	$52,348	0.04%	1.35%	to	1.65%	0.78%	to	1.08%
December 31, 2015	20,031	$1.56429	to	$2.94835	$58,698	0.15%	1.35%	to	1.65%	5.81%	to	6.12%
December 31, 2014	22,311	$1.47837	to	$2.77955	$61,531	0.10%	1.35%	to	1.65%	7.18%	to	7.49%
December 31, 2013	25,118	$1.37938	to	$2.58719	$64,475	0.23%	1.35%	to	1.65%	34.63%	to	35.03%
December 31, 2012	27,447	$1.02455	to	$1.91698	$52,206	0.00%	1.35%	to	1.65%	15.47%	to	15.81%

	American Century VP Value Fund (Class I)
December 31, 2016	7,562	$2.97766	to	$3.65359	$27,509	1.74%	1.35%	to	1.65%	18.53%	to	18.88%
December 31, 2015	8,164	$2.51211	to	$3.07494	$24,981	2.12%	1.35%	to	1.65%	-5.45%	to	-5.16%
December 31, 2014	9,538	$2.65685	to	$3.24394	$30,778	1.54%	1.35%	to	1.65%	11.24%	to	11.57%
December 31, 2013	10,636	$2.38831	to	$2.90895	$30,803	1.65%	1.35%	to	1.65%	29.59%	to	29.97%
December 31, 2012	10,985	$1.84301	to	$2.23925	$24,485	1.91%	1.35%	to	1.65%	12.71%	to	13.05%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2016	8,208	$1.57697	to	$2.76434	$22,199	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
December 31, 2015	9,396	$1.53866	to	$2.69077	$24,715	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%
December 31, 2014	10,386	$1.60675	to	$2.80296	$28,451	0.00%	1.35%	to	1.65%	5.73%	to	6.04%
December 31, 2013	11,731	$1.51967	to	$2.64465	$30,317	0.00%	1.35%	to	1.65%	35.92%	to	36.31%
December 31, 2012	13,253	$1.11808	to	$1.94109	$25,079	0.00%	1.35%	to	1.65%	9.04%	to	9.37%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2016	15,618	$2.40092	to	$2.58090	$40,266	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%
December 31, 2015	18,090	$2.40178	to	$2.57551	$46,546	0.00%	1.35%	to	1.65%	4.54%	to	4.86%
December 31, 2014	20,333	$2.29737	to	$2.45756	$49,920	0.00%	1.35%	to	1.65%	5.41%	to	5.72%
December 31, 2013	22,694	$2.17940	to	$2.32560	$52,712	0.00%	1.35%	to	1.65%	27.77%	to	28.15%
December 31, 2012	25,911	$1.70567	to	$1.81563	$46,983	0.00%	1.35%	to	1.65%	9.23%	to	9.55%

	Davis Value Portfolio
December 31, 2016	13,699	$1.68897	to	$1.77405	$24,077	1.23%	1.35%	to	1.65%	10.07%	to	10.39%
December 31, 2015	15,857	$1.53445	to	$1.60704	$25,264	0.76%	1.35%	to	1.65%	-0.05%	to	0.24%
December 31, 2014	18,108	$1.53523	to	$1.60314	$28,795	0.91%	1.35%	to	1.65%	4.33%	to	4.64%
December 31, 2013	20,232	$1.47145	to	$1.53200	$30,760	0.84%	1.35%	to	1.65%	31.26%	to	31.65%
December 31, 2012	23,262	$1.12101	to	$1.16370	$26,878	1.57%	1.35%	to	1.65%	11.23%	to	11.57%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2016	5,898	$1.09420	to	$1.15062	$6,715	0.00%	1.35%	to	1.65%	0.70%	to	1.00%
December 31, 2015	7,167	$1.08660	to	$1.13924	$8,081	0.00%	1.35%	to	1.65%	9.05%	to	9.38%
December 31, 2014	7,457	$0.99640	to	$1.04158	$7,691	0.00%	1.35%	to	1.65%	11.99%	to	12.33%
December 31, 2013	7,839	$0.88970	to	$0.92729	$7,205	0.00%	1.35%	to	1.65%	34.78%	to	35.18%
December 31, 2012	7,753	$0.66012	to	$0.68598	$5,274	0.03%	1.35%	to	1.65%	14.23%	to	14.58%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2016	30,664	$2.46039	to	$3.33068	$93,506	0.00%	1.35%	to	2.00%	23.00%	to	23.79%
December 31, 2015	34,695	$1.99837	to	$2.69201	$85,721	0.00%	1.35%	to	2.00%	-7.22%	to	-6.62%
December 31, 2014	39,236	$2.15175	to	$2.88444	$104,079	0.00%	1.35%	to	2.00%	2.88%	to	3.54%
December 31, 2013	45,199	$2.08949	to	$2.78722	$116,216	0.00%	1.35%	to	2.00%	34.76%	to	35.61%
December 31, 2012	52,822	$1.54910	to	$2.05619	$100,418	0.45%	1.35%	to	2.00%	13.78%	to	14.51%

	Janus Aspen Janus Portfolio (Service Shares)
December 31, 2016	5,449	$1.02225	to	$2.31883	$9,067	0.38%	1.40%	to	2.00%	-1.69%	to	-1.10%
December 31, 2015	6,153	$1.03673	to	$2.34486	$10,479	0.45%	1.40%	to	2.00%	3.02%	to	3.63%
December 31, 2014	7,009	$1.00336	to	$2.26282	$11,422	0.22%	1.40%	to	2.00%	10.52%	to	11.18%
December 31, 2013	8,225	$0.90515	to	$2.03533	$12,065	0.66%	1.40%	to	2.00%	27.44%	to	28.20%
December 31, 2012	9,526	$0.70809	to	$1.58757	$10,868	0.43%	1.40%	to	2.00%	15.96%	to	16.65%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2016	35,035	$1.72823	to	$3.89360	$98,683	0.00%	1.35%	to	2.00%	2.28%	to	2.93%
December 31, 2015	39,225	$1.68478	to	$3.78454	$107,539	0.00%	1.35%	to	2.00%	-4.27%	to	-3.66%
December 31, 2014	44,521	$1.75488	to	$3.93032	$127,551	0.00%	1.35%	to	2.00%	7.36%	to	8.05%
December 31, 2013	51,864	$1.62968	to	$3.63925	$137,598	0.00%	1.35%	to	2.00%	25.95%	to	26.76%
December 31, 2012	59,367	$1.29003	to	$2.87251	$124,761	0.41%	1.35%	to	2.00%	14.58%	to	15.32%

A 97

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2016	18,568	$0.79731	to	$2.00102	$27,188	0.00%	1.40%	to	2.00%	-5.47%	to	-4.91%
December 31, 2015	20,465	$0.84098	to	$2.10438	$31,563	0.00%	1.40%	to	2.00%	1.34%	to	1.95%
December 31, 2014	23,271	$0.82745	to	$2.06435	$35,459	0.00%	1.40%	to	2.00%	-7.56%	to	-7.00%
December 31, 2013	26,352	$0.89246	to	$2.22017	$43,541	0.00%	1.35%	to	2.00%	16.54%	to	17.29%
December 31, 2012	30,107	$0.76353	to	$1.89389	$42,782	0.64%	1.35%	to	2.00%	19.99%	to	20.77%

	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2016	32,294	$11.25440	to	$21.89511	$532,189	0.00%	0.55%	to	3.25%	7.93%	to	10.93%
December 31, 2015	34,839	$10.17726	to	$20.01155	$522,927	0.00%	0.55%	to	3.25%	-7.72%	to	6.09%
December 31, 2014	16,013	$10.96235	to	$21.39027	$259,463	0.00%	0.55%	to	3.25%	9.46%	to	12.51%
December 31, 2013	15,311	$11.42443	to	$19.27594	$221,801	0.00%	0.55%	to	3.25%	25.90%	to	32.81%
December 31, 2012	13,355	$8.63614	to	$14.71569	$146,463	1.04%	0.55%	to	3.25%	15.77%	to	19.01%

	AST Cohen & Steers Realty Portfolio
December 31, 2016	12,696	$10.91590	to	$29.79355	$239,515	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	12,433	$10.50466	to	$28.97784	$229,030	0.00%	0.55%	to	3.25%	1.44%	to	10.36%
December 31, 2014	13,312	$11.64573	to	$28.17786	$239,838	0.00%	0.55%	to	3.25%	15.51%	to	30.19%
December 31, 2013	13,244	$9.68396	to	$21.94358	$186,235	0.00%	0.55%	to	3.25%	-1.36%	to	2.57%
December 31, 2012	12,446	$10.07765	to	$21.69183	$173,092	1.29%	0.55%	to	3.25%	11.59%	to	14.71%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2016	116,489	$11.26302	to	$15.03722	$1,487,767	0.00%	0.55%	to	3.25%	0.47%	to	3.27%
December 31, 2015	122,496	$11.00591	to	$14.68376	$1,537,582	0.00%	0.55%	to	3.25%	-3.43%	to	-0.73%
December 31, 2014	130,504	$11.18827	to	$14.91662	$1,675,340	0.00%	0.55%	to	3.25%	2.02%	to	4.87%
December 31, 2013	131,617	$10.76626	to	$14.34386	$1,639,217	0.00%	0.55%	to	3.25%	7.42%	to	10.42%
December 31, 2012	118,657	$10.48017	to	$13.12718	$1,364,558	1.44%	0.55%	to	3.25%	7.11%	to	10.11%

	AST Value Equity Portfolio
December 31, 2016	7,875	$9.78081	to	$19.29478	$113,488	0.00%	0.55%	to	3.25%	2.69%	to	5.55%
December 31, 2015	8,473	$9.27899	to	$18.53439	$116,779	0.00%	0.55%	to	3.25%	-9.12%	to	4.17%
December 31, 2014	9,863	$9.94566	to	$20.11564	$146,622	0.00%	0.55%	to	3.25%	-1.74%	to	1.00%
December 31, 2013	10,554	$11.69942	to	$20.19327	$156,741	0.00%	0.55%	to	3.25%	25.84%	to	33.89%
December 31, 2012	10,223	$8.77264	to	$15.29152	$115,122	1.05%	0.55%	to	3.25%	9.71%	to	12.78%

	AST High Yield Portfolio
December 31, 2016	14,421	$10.86186	to	$17.85478	$202,254	0.00%	0.55%	to	3.25%	11.66%	to	14.76%
December 31, 2015	13,669	$9.47712	to	$15.77372	$169,187	0.00%	0.55%	to	3.25%	-6.70%	to	-3.24%
December 31, 2014	15,527	$9.89459	to	$16.67561	$203,687	0.00%	0.55%	to	3.25%	-1.05%	to	1.99%
December 31, 2013	16,564	$10.42183	to	$16.57675	$216,591	0.00%	0.55%	to	3.25%	3.70%	to	6.59%
December 31, 2012	17,069	$11.01858	to	$15.76773	$211,916	5.75%	0.55%	to	3.25%	10.17%	to	13.25%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2016	7,974	$9.63926	to	$25.32160	$141,144	0.00%	0.55%	to	3.25%	4.21%	to	7.11%
December 31, 2015	8,834	$9.01138	to	$23.96900	$148,073	0.00%	0.55%	to	3.25%	-11.16%	to	1.00%
December 31, 2014	10,032	$13.35563	to	$24.11445	$169,022	0.00%	0.55%	to	3.25%	1.53%	to	4.36%
December 31, 2013	10,131	$12.91409	to	$23.42720	$165,527	0.00%	0.55%	to	3.25%	33.40%	to	40.04%
December 31, 2012	9,818	$9.51449	to	$16.96161	$116,290	0.00%	0.55%	to	3.25%	16.17%	to	19.41%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2016	5,669	$10.87863	to	$26.50191	$106,317	0.00%	0.55%	to	3.25%	10.30%	to	13.37%
December 31, 2015	5,767	$9.62571	to	$23.70041	$97,023	0.00%	0.55%	to	3.25%	-9.64%	to	0.53%
December 31, 2014	6,170	$11.23471	to	$25.87248	$113,915	0.00%	0.55%	to	3.25%	11.23%	to	14.34%
December 31, 2013	6,399	$12.06993	to	$22.94256	$104,911	0.00%	0.55%	to	3.25%	23.34%	to	31.69%
December 31, 2012	5,850	$10.19368	to	$17.66406	$73,924	0.44%	0.55%	to	3.25%	14.56%	to	17.76%

	AST Small-Cap Value Portfolio
December 31, 2016	6,921	$12.80031	to	$28.33077	$139,960	0.00%	0.55%	to	3.25%	25.02%	to	28.49%
December 31, 2015	5,601	$9.99297	to	$22.35385	$89,371	0.00%	0.55%	to	3.25%	-7.42%	to	4.08%
December 31, 2014	6,294	$10.54465	to	$23.81628	$107,335	0.00%	0.55%	to	3.25%	1.85%	to	5.87%
December 31, 2013	7,038	$12.47438	to	$23.06551	$116,350	0.00%	0.55%	to	3.25%	27.51%	to	36.64%
December 31, 2012	6,003	$10.03524	to	$17.11423	$73,641	0.41%	0.55%	to	3.25%	14.31%	to	17.51%

A 98

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2016	29,784	$9.91006	to	$23.17737	$496,877	0.00%	0.55%	to	3.25%	-1.65%	to	1.09%
December 31, 2015	31,934	$9.83409	to	$23.24614	$534,194	0.00%	0.55%	to	3.25%	-8.75%	to	2.12%
December 31, 2014	14,692	$11.31270	to	$25.12814	$271,570	0.00%	0.55%	to	3.25%	7.90%	to	13.47%
December 31, 2013	15,464	$12.28300	to	$22.97023	$261,949	0.00%	0.55%	to	3.25%	25.09%	to	31.46%
December 31, 2012	13,956	$10.46013	to	$17.71525	$182,448	0.00%	0.55%	to	3.25%	15.72%	to	18.96%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2016	23,496	$11.53285	to	$24.80628	$411,063	0.00%	0.55%	to	3.25%	16.00%	to	19.23%
December 31, 2015	24,491	$9.70319	to	$21.09411	$361,251	0.00%	0.55%	to	3.25%	-10.83%	to	1.55%
December 31, 2014	25,255	$10.81514	to	$23.33405	$409,452	0.00%	0.55%	to	3.25%	7.95%	to	13.12%
December 31, 2013	25,383	$11.16325	to	$20.91410	$365,289	0.00%	0.55%	to	3.25%	31.12%	to	39.09%
December 31, 2012	22,984	$8.05750	to	$15.24503	$236,678	3.18%	0.55%	to	3.25%	13.08%	to	16.24%

	AST Lord Abbett Core Fixed Income Portfolio
December 31, 2016	54,223	$10.03100	to	$14.87608	$648,215	0.00%	0.55%	to	3.25%	-0.72%	to	2.04%
December 31, 2015	55,224	$9.86125	to	$14.78095	$652,219	0.00%	0.55%	to	3.25%	-3.81%	to	-1.13%
December 31, 2014	49,551	$10.18285	to	$15.15769	$594,715	0.00%	0.55%	to	3.25%	2.93%	to	5.80%
December 31, 2013	46,780	$9.71214	to	$14.52525	$533,925	0.00%	0.55%	to	3.25%	-5.19%	to	-2.54%
December 31, 2012	43,060	$10.94845	to	$15.11073	$513,536	1.11%	0.55%	to	3.25%	2.48%	to	5.35%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2016	20,369	$11.24130	to	$26.00664	$390,226	0.00%	0.55%	to	3.25%	2.15%	to	5.00%
December 31, 2015	20,054	$10.73986	to	$25.11237	$369,143	0.00%	0.55%	to	3.25%	6.50%	to	11.97%
December 31, 2014	23,783	$11.25817	to	$23.25943	$404,850	0.00%	0.55%	to	3.25%	7.00%	to	12.47%
December 31, 2013	16,363	$12.76835	to	$21.44225	$255,014	0.00%	0.55%	to	3.25%	30.12%	to	35.86%
December 31, 2012	16,939	$9.89077	to	$16.00178	$195,765	0.38%	0.55%	to	3.25%	8.61%	to	11.65%

	AST MFS Growth Portfolio
December 31, 2016	7,161	$10.63355	to	$22.65541	$127,817	0.00%	0.55%	to	3.25%	-1.39%	to	1.35%
December 31, 2015	6,756	$10.52964	to	$22.66308	$120,117	0.00%	0.55%	to	3.25%	3.74%	to	9.59%
December 31, 2014	7,243	$11.13384	to	$21.54740	$122,405	0.00%	0.55%	to	3.25%	5.18%	to	11.72%
December 31, 2013	7,176	$12.75859	to	$20.20752	$113,750	0.00%	0.55%	to	3.25%	29.91%	to	35.95%
December 31, 2012	6,309	$10.55752	to	$15.06982	$74,107	0.00%	0.55%	to	3.25%	13.27%	to	16.44%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2016	16,396	$11.35231	to	$30.61307	$334,007	0.00%	0.55%	to	3.25%	14.40%	to	17.58%
December 31, 2015	14,931	$9.68512	to	$26.39664	$262,670	0.00%	0.55%	to	3.25%	-8.70%	to	1.07%
December 31, 2014	15,349	$11.02363	to	$28.51908	$292,469	0.00%	0.55%	to	3.25%	10.42%	to	13.62%
December 31, 2013	15,234	$12.86338	to	$25.44872	$259,477	0.00%	0.55%	to	3.25%	31.13%	to	41.23%
December 31, 2012	11,618	$10.11103	to	$18.27003	$142,067	0.94%	0.55%	to	3.25%	13.32%	to	16.48%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2016	15,963	$8.74158	to	$12.02965	$161,562	0.00%	0.55%	to	3.25%	-1.66%	to	1.08%
December 31, 2015	15,084	$8.88893	to	$11.97203	$152,558	0.00%	0.55%	to	3.25%	-2.78%	to	-0.07%
December 31, 2014	15,866	$9.14331	to	$12.05162	$162,190	0.00%	0.55%	to	3.25%	-3.34%	to	-0.65%
December 31, 2013	17,793	$9.45965	to	$12.20183	$185,800	0.00%	0.55%	to	3.25%	-5.35%	to	-2.71%
December 31, 2012	20,118	$9.99469	to	$12.61643	$218,837	1.17%	0.55%	to	3.25%	1.29%	to	4.12%

	AST QMA US Equity Alpha Portfolio
December 31, 2016	10,551	$11.82308	to	$29.10267	$222,962	0.00%	0.55%	to	3.25%	11.12%	to	14.21%
December 31, 2015	9,355	$10.38394	to	$25.83362	$176,411	0.00%	0.55%	to	2.95%	0.13%	to	8.03%
December 31, 2014	8,980	$11.24219	to	$25.55053	$168,707	0.00%	0.55%	to	2.95%	11.83%	to	16.57%
December 31, 2013	6,347	$12.26676	to	$22.22337	$103,102	0.00%	0.55%	to	2.95%	24.92%	to	31.70%
December 31, 2012	5,427	$9.53931	to	$17.10866	$67,692	0.71%	0.55%	to	2.95%	15.39%	to	18.15%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2016	26,455	$8.11025	to	$13.86822	$265,263	0.00%	0.55%	to	3.25%	20.58%	to	23.93%
December 31, 2015	26,606	$6.56393	to	$11.28433	$217,496	0.00%	0.55%	to	3.25%	-21.88%	to	0.94%
December 31, 2014	28,651	$8.19862	to	$14.17056	$295,414	0.00%	0.55%	to	3.25%	-14.29%	to	-8.86%
December 31, 2013	29,034	$9.02327	to	$15.67993	$333,568	0.00%	0.55%	to	3.25%	11.63%	to	14.75%
December 31, 2012	30,858	$7.88745	to	$13.79902	$313,815	0.41%	0.55%	to	3.25%	0.24%	to	3.05%

A 99

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2016	735,805	$12.17840	to	$18.25044	$10,599,350	0.00%	0.55%	to	3.25%	4.06%	to	6.95%
December 31, 2015	749,738	$11.49045	to	$17.30044	$10,255,016	0.00%	0.55%	to	3.25%	-3.21%	to	-0.51%
December 31, 2014	568,527	$11.65463	to	$17.63046	$7,977,063	0.00%	0.55%	to	3.25%	2.44%	to	5.30%
December 31, 2013	535,636	$11.16935	to	$16.97618	$7,295,774	0.00%	0.55%	to	3.25%	12.85%	to	16.19%
December 31, 2012	427,079	$10.69535	to	$14.81356	$5,131,917	1.21%	0.55%	to	3.25%	9.80%	to	12.87%

	AST MFS Global Equity Portfolio
December 31, 2016	22,338	$10.64809	to	$21.79721	$360,344	0.00%	0.55%	to	3.25%	3.64%	to	6.52%
December 31, 2015	22,632	$10.02712	to	$20.74591	$346,412	0.00%	0.55%	to	3.25%	-4.67%	to	3.91%
December 31, 2014	22,518	$10.30110	to	$21.46497	$356,337	0.00%	0.55%	to	3.25%	0.26%	to	3.06%
December 31, 2013	20,596	$11.84660	to	$21.11684	$320,306	0.00%	0.55%	to	3.25%	20.29%	to	26.93%
December 31, 2012	15,072	$10.68753	to	$16.86736	$188,579	1.03%	0.55%	to	3.25%	19.07%	to	22.40%

	AST J.P. Morgan International Equity Portfolio
December 31, 2016	16,014	$9.15230	to	$15.09703	$178,124	0.00%	0.55%	to	3.25%	-1.37%	to	1.37%
December 31, 2015	16,931	$9.49209	to	$15.09904	$187,875	0.00%	0.55%	to	3.25%	-5.95%	to	-3.33%
December 31, 2014	17,384	$9.85774	to	$15.83614	$201,653	0.00%	0.55%	to	3.25%	-9.41%	to	-6.88%
December 31, 2013	16,428	$10.62785	to	$17.24255	$207,309	0.00%	0.55%	to	3.25%	11.61%	to	14.73%
December 31, 2012	14,337	$9.30017	to	$15.23803	$159,507	1.68%	0.55%	to	3.25%	17.94%	to	21.24%

	AST Templeton Global Bond Portfolio
December 31, 2016	17,312	$8.83280	to	$12.33854	$172,270	0.00%	0.55%	to	3.25%	0.97%	to	3.78%
December 31, 2015	17,773	$8.74760	to	$11.95898	$171,608	0.00%	0.55%	to	3.25%	-7.72%	to	3.76%
December 31, 2014	18,913	$9.47925	to	$12.68214	$194,300	0.00%	0.55%	to	3.25%	-2.71%	to	0.00%
December 31, 2013	19,028	$9.69586	to	$12.75701	$197,497	0.00%	0.55%	to	3.25%	-6.88%	to	-3.21%
December 31, 2012	17,788	$10.32374	to	$13.40697	$196,194	2.36%	0.55%	to	3.25%	1.80%	to	4.65%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2016	123,829	$10.93147	to	$18.45448	$1,510,962	0.00%	0.55%	to	3.25%	3.07%	to	5.94%
December 31, 2015	130,610	$10.53324	to	$17.66125	$1,520,154	0.00%	0.55%	to	3.25%	-3.86%	to	-1.18%
December 31, 2014	130,027	$10.88122	to	$18.12031	$1,548,823	0.00%	0.55%	to	3.25%	2.08%	to	4.92%
December 31, 2013	106,043	$10.58693	to	$17.50990	$1,219,180	0.00%	0.55%	to	3.25%	14.98%	to	19.84%
December 31, 2012	62,039	$8.89580	to	$14.81394	$604,521	0.26%	0.55%	to	3.25%	7.39%	to	10.40%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2016	530,110	$12.77860	to	$19.09374	$7,757,048	0.00%	0.55%	to	3.25%	3.37%	to	6.25%
December 31, 2015	530,160	$12.13656	to	$18.21974	$7,420,464	0.00%	0.55%	to	3.25%	-2.73%	to	-0.02%
December 31, 2014	516,836	$12.24977	to	$18.47645	$7,352,204	0.00%	0.55%	to	3.25%	3.52%	to	6.41%
December 31, 2013	477,773	$11.61737	to	$17.60529	$6,496,923	0.00%	0.55%	to	3.25%	17.67%	to	22.00%
December 31, 2012	393,994	$9.82079	to	$14.63036	$4,452,563	0.79%	0.55%	to	3.25%	10.02%	to	13.10%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2016	252,678	$10.76661	to	$15.40048	$3,099,702	0.00%	0.55%	to	3.25%	2.89%	to	5.75%
December 31, 2015	276,820	$10.35394	to	$14.76472	$3,252,182	0.00%	0.55%	to	3.25%	-6.36%	to	-3.75%
December 31, 2014	326,241	$10.85572	to	$15.55329	$4,038,220	0.00%	0.55%	to	3.25%	0.44%	to	3.25%
December 31, 2013	351,118	$10.61030	to	$15.27338	$4,268,988	0.00%	0.55%	to	3.25%	6.40%	to	9.37%
December 31, 2012	347,097	$9.96722	to	$14.15903	$3,909,210	0.97%	0.55%	to	3.25%	8.90%	to	11.95%

	AST Balanced Asset Allocation Portfolio
December 31, 2016	504,036	$12.23487	to	$17.58870	$7,082,882	0.00%	0.55%	to	3.25%	2.85%	to	5.71%
December 31, 2015	511,145	$11.67893	to	$16.86850	$6,905,423	0.00%	0.55%	to	3.25%	-2.79%	to	-0.08%
December 31, 2014	514,029	$11.79468	to	$17.11604	$7,070,583	0.00%	0.55%	to	3.25%	3.06%	to	5.94%
December 31, 2013	500,114	$11.23550	to	$16.38146	$6,621,022	0.00%	0.55%	to	3.25%	13.49%	to	17.00%
December 31, 2012	451,333	$10.33901	to	$14.19558	$5,203,726	0.92%	0.55%	to	3.25%	8.81%	to	11.86%

	AST Preservation Asset Allocation Portfolio
December 31, 2016	325,237	$11.32357	to	$15.27370	$4,238,527	0.00%	0.55%	to	3.25%	2.10%	to	4.95%
December 31, 2015	339,720	$10.88817	to	$14.75560	$4,282,307	0.00%	0.55%	to	3.25%	-3.11%	to	-0.41%
December 31, 2014	360,303	$11.03255	to	$15.02176	$4,631,404	0.00%	0.55%	to	3.25%	2.34%	to	5.19%
December 31, 2013	372,081	$10.58368	to	$14.47848	$4,626,398	0.00%	0.55%	to	3.25%	5.66%	to	8.61%
December 31, 2012	367,594	$10.51490	to	$13.51575	$4,290,630	1.09%	0.55%	to	3.25%	6.78%	to	9.77%
A 100

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST FI Pyramis Quantitative Portfolio
December 31, 2016	258,493	$11.01581	to	$16.70324	$3,336,732	0.00%	0.55%	to	3.25%	0.87%	to	3.68%
December 31, 2015	257,720	$10.84576	to	$16.33350	$3,264,546	0.00%	0.55%	to	3.25%	-2.29%	to	0.44%
December 31, 2014	251,091	$11.02371	to	$16.48864	$3,226,253	0.00%	0.55%	to	3.25%	-0.20%	to	2.58%
December 31, 2013	248,285	$10.84192	to	$16.29666	$3,164,359	0.00%	0.55%	to	3.25%	11.03%	to	14.13%
December 31, 2012	211,694	$9.58449	to	$14.47747	$2,406,115	1.88%	0.55%	to	3.25%	7.03%	to	10.03%

	AST Prudential Growth Allocation Portfolio
December 31, 2016	522,511	$11.56133	to	$18.73700	$7,626,845	0.00%	0.55%	to	3.25%	6.53%	to	9.49%
December 31, 2015	527,423	$10.70877	to	$17.35014	$7,139,930	0.00%	0.55%	to	3.25%	-3.84%	to	-1.16%
December 31, 2014	324,805	$10.95802	to	$17.79750	$4,474,369	0.00%	0.55%	to	3.25%	5.65%	to	8.60%
December 31, 2013	296,876	$10.20562	to	$16.61628	$3,842,656	0.00%	0.55%	to	3.25%	13.22%	to	16.38%
December 31, 2012	248,630	$8.86900	to	$14.47559	$2,804,356	1.30%	0.55%	to	3.25%	9.25%	to	12.30%

	AST Advanced Strategies Portfolio
December 31, 2016	426,322	$12.19811	to	$18.75315	$6,167,029	0.00%	0.55%	to	3.25%	3.63%	to	6.52%
December 31, 2015	442,206	$11.55605	to	$17.84949	$6,092,156	0.00%	0.55%	to	3.25%	-2.47%	to	0.25%
December 31, 2014	447,097	$11.63271	to	$18.05257	$6,256,006	0.00%	0.55%	to	3.25%	2.66%	to	5.52%
December 31, 2013	426,587	$11.12429	to	$17.34521	$5,785,628	0.00%	0.55%	to	3.25%	12.52%	to	15.92%
December 31, 2012	343,976	$10.48694	to	$15.17148	$4,121,284	1.27%	0.55%	to	3.25%	9.95%	to	13.02%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2016	29,887	$10.69163	to	$27.05680	$601,544	0.00%	0.55%	to	3.25%	-0.63%	to	2.13%
December 31, 2015	31,122	$10.50087	to	$26.85854	$623,579	0.00%	0.55%	to	3.25%	6.02%	to	9.50%
December 31, 2014	31,590	$11.22522	to	$24.98767	$590,749	0.00%	0.55%	to	3.25%	4.82%	to	13.35%
December 31, 2013	30,311	$13.54255	to	$23.51273	$533,490	0.00%	0.55%	to	3.25%	37.92%	to	43.23%
December 31, 2012	26,918	$10.57497	to	$16.64347	$334,820	0.00%	0.55%	to	3.25%	13.76%	to	16.94%

	AST Government Money Market Portfolio
December 31, 2016	25,161	$7.99087	to	$9.90066	$229,531	0.00%	0.55%	to	3.25%	-3.24%	to	-0.56%
December 31, 2015	25,658	$8.24671	to	$9.97360	$237,142	0.00%	0.55%	to	3.25%	-3.25%	to	-0.26%
December 31, 2014	20,583	$8.49004	to	$10.08368	$192,741	0.00%	0.55%	to	3.25%	-3.25%	to	-0.47%
December 31, 2013	22,470	$8.74050	to	$10.20011	$213,351	0.00%	0.55%	to	3.25%	-3.25%	to	-0.55%
December 31, 2012	24,863	$8.99838	to	$10.31714	$240,224	0.01%	0.55%	to	3.25%	-3.25%	to	-0.54%

	AST Small-Cap Growth Portfolio
December 31, 2016	10,540	$10.70280	to	$27.59069	$205,700	0.00%	0.55%	to	3.25%	8.44%	to	11.46%
December 31, 2015	11,007	$9.63214	to	$25.09686	$195,871	0.00%	0.55%	to	3.25%	-2.49%	to	0.23%
December 31, 2014	10,894	$10.96730	to	$25.38680	$196,547	0.00%	0.55%	to	3.25%	0.44%	to	10.75%
December 31, 2013	11,797	$12.40268	to	$24.92978	$209,244	0.00%	0.55%	to	3.25%	26.69%	to	34.43%
December 31, 2012	9,973	$9.69125	to	$18.80226	$133,149	0.00%	0.55%	to	3.25%	8.52%	to	11.56%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2016	143,734	$9.86820	to	$14.42933	$1,625,408	0.00%	0.55%	to	3.25%	0.85%	to	3.66%
December 31, 2015	153,110	$9.60692	to	$14.00299	$1,687,495	0.00%	0.55%	to	3.25%	-5.29%	to	-1.67%
December 31, 2014	178,576	$9.95820	to	$14.46916	$2,043,441	0.00%	0.55%	to	3.25%	0.84%	to	3.66%
December 31, 2013	201,354	$9.69455	to	$14.04141	$2,248,671	0.00%	0.55%	to	3.25%	-5.03%	to	-2.38%
December 31, 2012	205,774	$10.81598	to	$14.46865	$2,382,350	2.53%	0.55%	to	3.25%	5.76%	to	8.72%

	AST International Value Portfolio
December 31, 2016	11,324	$8.85551	to	$14.67838	$119,788	0.00%	0.55%	to	3.25%	-2.68%	to	0.03%
December 31, 2015	11,460	$8.88788	to	$14.87771	$121,599	0.00%	0.55%	to	3.25%	-9.82%	to	2.47%
December 31, 2014	8,002	$8.89959	to	$15.04489	$90,248	0.00%	0.55%	to	3.25%	-9.74%	to	-6.37%
December 31, 2013	7,524	$9.62974	to	$16.44049	$92,461	0.00%	0.55%	to	3.25%	15.59%	to	18.81%
December 31, 2012	6,716	$8.13719	to	$14.02985	$70,251	2.14%	0.55%	to	3.25%	12.88%	to	16.03%

	AST International Growth Portfolio
December 31, 2016	17,977	$8.94166	to	$15.54838	$196,952	0.00%	0.55%	to	3.25%	-6.90%	to	-4.31%
December 31, 2015	18,345	$9.47869	to	$16.47336	$211,152	0.00%	0.55%	to	3.25%	-0.21%	to	7.39%
December 31, 2014	17,912	$9.27675	to	$16.28200	$201,219	0.00%	0.55%	to	3.25%	-8.60%	to	-2.22%
December 31, 2013	17,172	$9.91250	to	$17.57026	$206,639	0.00%	0.55%	to	3.25%	15.19%	to	18.40%
December 31, 2012	16,433	$8.40498	to	$15.04565	$167,285	1.04%	0.55%	to	3.25%	16.45%	to	19.70%

A 101

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	NVIT Developing Markets Fund (expired August 5, 2016)
December 31, 2016	—	$11.81459	to	$12.63724	$—	2.28%	1.40%	to	2.00%	9.34%	to	9.73%
December 31, 2015	519	$10.80496	to	$11.51683	$5,808	1.01%	1.40%	to	2.00%	-17.96%	to	-17.48%
December 31, 2014	595	$13.17058	to	$13.95567	$8,083	0.80%	1.40%	to	2.00%	-7.69%	to	-7.15%
December 31, 2013	743	$14.26831	to	$15.02994	$10,905	0.94%	1.40%	to	2.00%	-1.93%	to	-1.35%
December 31, 2012	882	$14.54907	to	$15.23556	$13,170	0.09%	1.40%	to	2.00%	14.49%	to	15.17%

	AST Investment Grade Bond Portfolio
December 31, 2016	229,222	$10.15962	to	$16.55751	$2,963,396	0.00%	0.55%	to	2.65%	1.45%	to	3.63%
December 31, 2015	209,767	$9.94319	to	$16.04012	$2,669,601	0.00%	0.55%	to	2.65%	-1.51%	to	0.62%
December 31, 2014	54,970	$10.02333	to	$16.00477	$727,546	0.00%	0.55%	to	2.65%	3.90%	to	6.14%
December 31, 2013	48,730	$9.57812	to	$15.13806	$621,532	0.00%	0.55%	to	2.65%	-5.75%	to	-3.72%
December 31, 2012	240,122	$11.79750	to	$15.78403	$3,143,918	1.35%	0.55%	to	2.65%	6.50%	to	8.80%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2016	50,540	$10.36504	to	$13.45051	$615,290	0.00%	0.55%	to	3.25%	1.74%	to	4.57%
December 31, 2015	46,717	$9.94275	to	$12.91308	$549,910	0.00%	0.55%	to	3.25%	-2.05%	to	0.68%
December 31, 2014	45,410	$10.27737	to	$12.87649	$536,794	0.00%	0.55%	to	3.25%	3.00%	to	6.61%
December 31, 2013	38,647	$9.72854	to	$12.12603	$433,901	0.00%	0.55%	to	3.25%	-4.69%	to	-2.03%
December 31, 2012	36,399	$11.01502	to	$12.52719	$422,609	3.25%	0.55%	to	3.25%	4.34%	to	7.26%

	AST Bond Portfolio 2018
December 31, 2016	5,248	$10.54896	to	$13.93326	$60,357	0.00%	1.15%	to	3.25%	-1.69%	to	0.44%
December 31, 2015	5,765	$10.72979	to	$13.89063	$66,648	0.00%	1.15%	to	3.25%	-2.47%	to	-0.35%
December 31, 2014	6,473	$11.00100	to	$13.95817	$75,796	0.00%	1.15%	to	3.25%	-0.67%	to	1.48%
December 31, 2013	8,868	$11.07563	to	$13.77289	$103,179	0.00%	1.15%	to	3.25%	-6.29%	to	-4.26%
December 31, 2012	13,761	$11.81915	to	$14.40463	$168,637	0.49%	1.15%	to	3.25%	2.27%	to	4.50%

	AST Bond Portfolio 2019
December 31, 2016	1,014	$10.77642	to	$14.08226	$12,094	0.00%	1.30%	to	3.25%	-1.84%	to	0.15%
December 31, 2015	1,152	$10.97872	to	$14.06169	$13,887	0.00%	1.30%	to	3.25%	-2.21%	to	-0.23%
December 31, 2014	1,127	$11.22726	to	$14.09353	$13,783	0.00%	1.15%	to	3.25%	0.88%	to	3.07%
December 31, 2013	1,691	$11.03065	to	$13.69295	$20,191	0.00%	1.15%	to	3.25%	-7.93%	to	-5.93%
December 31, 2012	2,327	$11.93263	to	$14.57520	$29,834	0.83%	1.15%	to	3.25%	2.41%	to	4.64%

	AST Global Real Estate Portfolio
December 31, 2016	4,912	$10.05235	to	$21.13691	$71,984	0.00%	0.55%	to	3.25%	-2.38%	to	0.34%
December 31, 2015	4,979	$10.04953	to	$21.35711	$73,698	0.00%	0.55%	to	3.25%	-3.34%	to	5.49%
December 31, 2014	5,837	$10.85387	to	$21.79318	$88,156	0.00%	0.55%	to	3.25%	7.71%	to	13.30%
December 31, 2013	6,107	$10.08073	to	$19.50272	$82,371	0.00%	0.55%	to	3.25%	0.96%	to	3.77%
December 31, 2012	5,471	$10.83725	to	$19.05468	$72,228	1.37%	0.55%	to	3.25%	22.68%	to	26.11%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2016	19,509	$7.69657	to	$13.29600	$172,460	0.00%	0.55%	to	3.25%	8.72%	to	11.74%
December 31, 2015	20,044	$6.90859	to	$12.06351	$160,261	0.00%	0.55%	to	3.25%	-19.44%	to	0.59%
December 31, 2014	22,066	$8.36743	to	$14.76931	$215,174	0.00%	0.55%	to	3.25%	-7.78%	to	-5.21%
December 31, 2013	22,890	$8.85375	to	$15.79714	$237,960	0.00%	0.55%	to	3.25%	-3.03%	to	-0.33%
December 31, 2012	20,909	$8.90982	to	$16.06935	$220,458	1.08%	0.55%	to	3.25%	14.09%	to	17.28%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2016	15,081	$12.12221	to	$28.98016	$314,315	0.00%	0.55%	to	3.25%	20.28%	to	23.63%
December 31, 2015	16,007	$9.83593	to	$23.76601	$273,930	0.00%	0.55%	to	3.25%	-8.57%	to	2.45%
December 31, 2014	17,426	$10.75944	to	$25.63821	$322,407	0.00%	0.55%	to	3.25%	3.71%	to	7.79%
December 31, 2013	17,117	$12.69230	to	$24.38308	$301,627	0.00%	0.55%	to	3.25%	29.72%	to	38.05%
December 31, 2012	14,958	$10.52515	to	$17.90792	$192,756	0.48%	0.55%	to	3.25%	11.92%	to	15.05%

	AST Schroders Global Tactical Portfolio
December 31, 2016	371,620	$10.31658	to	$18.46553	$5,282,558	0.00%	0.55%	to	3.25%	3.36%	to	6.23%
December 31, 2015	397,986	$9.85084	to	$17.62315	$5,403,210	0.00%	0.55%	to	3.25%	-3.78%	to	-1.09%
December 31, 2014	242,326	$11.66637	to	$18.13826	$3,390,732	0.00%	0.55%	to	3.25%	2.42%	to	5.28%
December 31, 2013	229,670	$11.25123	to	$17.46806	$3,115,315	0.00%	0.55%	to	3.25%	13.73%	to	17.41%
December 31, 2012	178,381	$9.83583	to	$15.08440	$2,100,412	0.45%	0.55%	to	3.25%	12.13%	to	15.27%

A 102

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST RCM World Trends Portfolio
December 31, 2016	310,671	$10.95400	to	$15.65000	$3,900,808	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	325,283	$10.72707	to	$15.22173	$3,973,304	0.00%	0.55%	to	3.25%	-3.41%	to	-0.72%
December 31, 2014	273,990	$11.02964	to	$15.54433	$3,451,525	0.00%	0.55%	to	3.25%	1.72%	to	4.56%
December 31, 2013	262,920	$10.76855	to	$15.07275	$3,225,999	0.00%	0.55%	to	3.25%	8.79%	to	11.82%
December 31, 2012	221,186	$9.83094	to	$13.66670	$2,470,812	0.52%	0.55%	to	3.25%	6.69%	to	9.68%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2016	161,567	$11.85459	to	$17.72985	$2,207,522	0.00%	0.55%	to	3.25%	1.81%	to	4.64%
December 31, 2015	160,974	$11.43224	to	$17.17857	$2,146,386	0.00%	0.55%	to	3.25%	-4.26%	to	-1.59%
December 31, 2014	162,235	$11.72319	to	$17.69896	$2,240,419	0.00%	0.55%	to	3.25%	2.91%	to	5.78%
December 31, 2013	155,830	$11.18390	to	$16.96442	$2,077,440	0.00%	0.55%	to	3.25%	12.50%	to	15.64%
December 31, 2012	129,515	$10.40314	to	$14.87346	$1,521,500	0.44%	0.55%	to	3.25%	9.89%	to	12.96%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2016	149,331	$10.93448	to	$15.11310	$1,819,142	0.00%	0.55%	to	3.25%	1.84%	to	4.68%
December 31, 2015	156,015	$10.54112	to	$14.63787	$1,842,734	0.00%	0.55%	to	3.25%	-4.13%	to	-1.45%
December 31, 2014	168,112	$10.79436	to	$15.06034	$2,047,500	0.00%	0.55%	to	3.25%	0.66%	to	3.47%
December 31, 2013	160,349	$10.52772	to	$14.75766	$1,929,095	0.00%	0.55%	to	3.25%	6.25%	to	9.22%
December 31, 2012	142,917	$10.28303	to	$13.69989	$1,608,379	0.57%	0.55%	to	3.25%	6.54%	to	9.52%

	ProFund VP Consumer Services
December 31, 2016	25	$20.51822	to	$24.22247	$567	0.00%	0.55%	to	2.30%	1.85%	to	3.61%
December 31, 2015	25	$20.14569	to	$23.37776	$555	0.00%	0.55%	to	2.30%	2.34%	to	4.11%
December 31, 2014	19	$19.68593	to	$22.45403	$393	0.00%	0.55%	to	2.30%	9.93%	to	11.84%
December 31, 2013	27	$17.90731	to	$20.07642	$518	0.21%	0.55%	to	2.30%	36.73%	to	39.10%
December 31, 2012	13	$13.27826	to	$14.43316	$177	0.00%	0.55%	to	2.00%	19.70%	to	21.43%

	ProFund VP Consumer Goods Portfolio
December 31, 2016	49	$16.45290	to	$19.49188	$878	1.56%	0.55%	to	2.30%	1.22%	to	2.97%
December 31, 2015	24	$16.25439	to	$18.92880	$439	0.75%	0.55%	to	2.30%	1.82%	to	3.59%
December 31, 2014	21	$15.96364	to	$18.27284	$366	0.52%	0.55%	to	2.30%	7.75%	to	9.62%
December 31, 2013	25	$14.81554	to	$16.66911	$404	0.65%	0.55%	to	2.30%	25.57%	to	27.75%
December 31, 2012	34	$11.79908	to	$13.04871	$424	0.80%	0.55%	to	2.30%	8.36%	to	10.25%

	ProFund VP Financials
December 31, 2016	70	$10.16752	to	$21.19040	$834	0.37%	0.55%	to	2.90%	12.08%	to	14.69%
December 31, 2015	70	$9.01902	to	$15.80683	$716	0.35%	0.55%	to	2.30%	-3.71%	to	-2.04%
December 31, 2014	86	$9.36637	to	$16.13532	$917	0.20%	0.55%	to	2.30%	10.38%	to	12.30%
December 31, 2013	95	$8.48563	to	$14.36857	$863	0.43%	0.55%	to	2.30%	29.11%	to	31.35%
December 31, 2012	115	$6.57243	to	$10.93910	$895	0.12%	0.55%	to	2.30%	21.92%	to	24.04%

	ProFund VP Health Care
December 31, 2016	82	$19.16551	to	$24.12204	$1,698	0.00%	0.55%	to	2.90%	-6.75%	to	-4.58%
December 31, 2015	105	$20.43335	to	$22.70228	$2,300	0.00%	0.55%	to	2.30%	2.66%	to	4.45%
December 31, 2014	104	$19.90350	to	$21.73588	$2,194	0.08%	0.55%	to	2.30%	20.92%	to	23.02%
December 31, 2013	104	$16.46022	to	$17.66879	$1,795	0.29%	0.55%	to	2.30%	36.62%	to	38.99%
December 31, 2012	98	$12.04846	to	$12.71236	$1,228	0.38%	0.55%	to	2.30%	14.76%	to	16.76%

	ProFund VP Industrials
December 31, 2016	23	$14.64370	to	$20.96855	$399	0.19%	0.55%	to	2.30%	14.91%	to	16.90%
December 31, 2015	19	$12.69577	to	$17.93702	$274	0.10%	0.55%	to	2.35%	-5.64%	to	-3.95%
December 31, 2014	25	$13.45439	to	$18.67500	$376	0.28%	0.55%	to	2.35%	3.15%	to	5.00%
December 31, 2013	29	$13.04318	to	$17.78615	$422	0.53%	0.55%	to	2.35%	35.02%	to	37.43%
December 31, 2012	25	$9.66036	to	$12.94217	$269	0.28%	0.55%	to	2.35%	13.13%	to	15.16%

	ProFund VP Mid-Cap Growth
December 31, 2016	32	$16.02726	to	$20.02751	$557	0.00%	0.55%	to	2.30%	10.34%	to	12.26%
December 31, 2015	37	$14.52475	to	$17.84091	$575	0.00%	0.55%	to	2.30%	-1.97%	to	-0.27%
December 31, 2014	34	$14.81688	to	$17.88891	$542	0.00%	0.55%	to	2.30%	3.51%	to	5.31%
December 31, 2013	42	$14.31437	to	$16.98714	$628	0.00%	0.55%	to	2.30%	27.59%	to	29.81%
December 31, 2012	32	$11.21885	to	$13.08646	$373	0.00%	0.55%	to	2.30%	12.78%	to	14.75%

A 103

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Mid-Cap Value
December 31, 2016	28	$15.74407	to	$20.12241	$487	0.20%	0.55%	to	2.30%	21.55%	to	23.66%
December 31, 2015	25	$12.95243	to	$16.27269	$344	0.13%	0.55%	to	2.30%	-10.29%	to	-8.73%
December 31, 2014	32	$14.43790	to	$17.82890	$505	0.19%	0.55%	to	2.30%	7.71%	to	9.58%
December 31, 2013	51	$13.40458	to	$16.27030	$759	0.34%	0.55%	to	2.30%	29.19%	to	31.43%
December 31, 2012	56	$10.37597	to	$12.37923	$645	0.16%	0.55%	to	2.30%	13.94%	to	15.92%

	ProFund VP Real Estate
December 31, 2016	33	$11.90215	to	$23.21320	$446	1.74%	0.55%	to	2.90%	2.75%	to	5.14%
December 31, 2015	40	$11.51586	to	$17.45217	$532	0.62%	0.55%	to	2.30%	-1.93%	to	-0.23%
December 31, 2014	51	$11.74265	to	$17.49199	$693	1.62%	0.55%	to	2.30%	22.21%	to	24.33%
December 31, 2013	44	$9.60879	to	$14.06912	$446	1.29%	0.55%	to	2.30%	-2.16%	to	-0.46%
December 31, 2012	48	$9.82085	to	$14.13382	$496	2.52%	0.55%	to	2.30%	14.53%	to	16.53%

	ProFund VP Small-Cap Growth
December 31, 2016	39	$17.83184	to	$25.62340	$825	0.00%	0.55%	to	2.90%	16.85%	to	19.57%
December 31, 2015	33	$15.17114	to	$21.92754	$574	0.00%	0.55%	to	2.90%	-1.68%	to	0.62%
December 31, 2014	43	$15.34027	to	$22.30194	$757	0.00%	0.55%	to	2.90%	-0.71%	to	1.61%
December 31, 2013	68	$15.35942	to	$22.46084	$1,183	0.00%	0.55%	to	2.90%	36.47%	to	39.65%
December 31, 2012	34	$11.18920	to	$16.45836	$411	0.00%	0.55%	to	2.90%	9.31%	to	11.86%

	ProFund VP Small-Cap Value
December 31, 2016	13	$17.22862	to	$20.64982	$240	0.00%	0.55%	to	2.00%	26.26%	to	28.07%
December 31, 2015	14	$13.64566	to	$16.12404	$209	0.00%	0.55%	to	2.00%	-10.08%	to	-8.78%
December 31, 2014	16	$15.17487	to	$17.67642	$262	0.00%	0.55%	to	2.00%	3.74%	to	5.23%
December 31, 2013	28	$14.62787	to	$16.79752	$448	0.21%	0.55%	to	2.00%	34.98%	to	36.92%
December 31, 2012	27	$10.68964	to	$12.26837	$314	0.00%	0.55%	to	2.30%	13.54%	to	15.52%

	ProFund VP Telecommunications
December 31, 2016	16	$12.37959	to	$19.60331	$248	1.76%	0.55%	to	2.30%	18.93%	to	20.99%
December 31, 2015	8	$10.36988	to	$16.20279	$102	1.72%	0.55%	to	2.35%	-0.81%	to	0.96%
December 31, 2014	9	$10.45451	to	$16.04832	$97	4.10%	0.55%	to	2.35%	-1.74%	to	0.01%
December 31, 2013	14	$10.64000	to	$16.04617	$161	2.27%	0.55%	to	2.35%	9.50%	to	11.45%
December 31, 2012	18	$9.71718	to	$14.39725	$213	3.22%	0.55%	to	2.35%	13.84%	to	15.88%

	ProFund VP Utilities
December 31, 2016	51	$12.70717	to	$19.00323	$807	1.57%	0.55%	to	2.30%	12.50%	to	14.44%
December 31, 2015	45	$11.29562	to	$16.60493	$643	2.00%	0.55%	to	2.30%	-8.51%	to	-6.92%
December 31, 2014	55	$12.34589	to	$17.83892	$821	1.72%	0.55%	to	2.30%	23.05%	to	25.19%
December 31, 2013	49	$10.03284	to	$14.24930	$560	2.54%	0.55%	to	2.30%	10.77%	to	12.69%
December 31, 2012	63	$9.05776	to	$12.64461	$651	2.12%	0.55%	to	2.30%	-2.12%	to	-0.41%

	ProFund VP Large-Cap Growth
December 31, 2016	60	$15.30409	to	$21.78514	$1,018	0.04%	0.55%	to	2.90%	2.06%	to	4.44%
December 31, 2015	67	$14.90752	to	$19.10939	$1,109	0.00%	0.55%	to	2.30%	1.42%	to	3.19%
December 31, 2014	115	$14.69828	to	$18.51933	$1,832	0.11%	0.55%	to	2.30%	10.39%	to	12.31%
December 31, 2013	84	$13.31507	to	$16.49009	$1,188	0.33%	0.55%	to	2.30%	27.73%	to	29.95%
December 31, 2012	70	$10.42444	to	$12.68990	$767	0.08%	0.55%	to	2.30%	10.18%	to	12.10%

	ProFund VP Large-Cap Value
December 31, 2016	65	$12.31037	to	$20.99659	$942	1.15%	0.55%	to	2.90%	12.19%	to	14.80%
December 31, 2015	85	$10.94123	to	$16.31041	$1,057	1.00%	0.55%	to	2.60%	-7.15%	to	-5.26%
December 31, 2014	119	$11.78374	to	$17.21581	$1,542	0.66%	0.55%	to	2.60%	7.67%	to	9.87%
December 31, 2013	105	$11.12739	to	$15.66968	$1,312	0.94%	0.55%	to	2.30%	26.97%	to	29.18%
December 31, 2012	92	$8.76356	to	$12.13040	$878	0.86%	0.55%	to	2.30%	12.82%	to	14.79%

	AST Boston Partners Large-Cap Value Portfolio
December 31, 2016	5,536	$10.68884	to	$18.36311	$88,476	0.00%	0.55%	to	3.25%	10.06%	to	13.12%
December 31, 2015	5,423	$9.46149	to	$16.29712	$77,722	0.00%	0.55%	to	3.25%	-7.86%	to	4.05%
December 31, 2014	6,072	$13.25293	to	$17.27505	$93,046	0.00%	0.55%	to	3.25%	6.68%	to	9.66%
December 31, 2013	5,993	$12.19594	to	$15.81555	$84,817	0.00%	0.55%	to	3.25%	24.20%	to	30.71%
December 31, 2012	5,590	$9.54913	to	$12.14782	$61,346	0.45%	0.55%	to	3.25%	9.55%	to	12.61%
A 104

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Jennison Large-Cap Growth Portfolio
December 31, 2016	9,078	$10.43078	to	$20.27527	$164,029	0.00%	0.55%	to	3.25%	-4.66%	to	-2.01%
December 31, 2015	9,404	$10.67760	to	$20.77175	$176,173	0.00%	0.55%	to	3.25%	7.04%	to	11.41%
December 31, 2014	7,911	$11.27625	to	$18.95352	$136,715	0.00%	0.55%	to	3.25%	5.95%	to	13.75%
December 31, 2013	7,114	$13.00723	to	$17.47295	$114,261	0.00%	0.55%	to	3.25%	32.06%	to	35.74%
December 31, 2012	6,499	$10.54999	to	$12.92284	$78,351	0.00%	0.55%	to	3.25%	11.44%	to	14.55%

	AST Bond Portfolio 2020
December 31, 2016	1,552	$11.21589	to	$12.97944	$18,824	0.00%	1.15%	to	3.25%	-1.35%	to	0.79%
December 31, 2015	2,184	$11.23155	to	$12.87816	$26,514	0.00%	1.15%	to	3.25%	-1.77%	to	0.36%
December 31, 2014	2,159	$11.26177	to	$12.83200	$26,327	0.00%	1.15%	to	3.25%	2.71%	to	4.94%
December 31, 2013	2,613	$10.48701	to	$12.22814	$30,751	0.00%	1.15%	to	3.25%	-9.55%	to	-7.59%
December 31, 2012	48	$11.48725	to	$12.95314	$589	2.69%	1.30%	to	3.25%	2.86%	to	4.95%

	AST Bond Portfolio 2017
December 31, 2016	6,459	$10.12709	to	$11.12803	$70,432	0.00%	1.90%	to	3.25%	-2.12%	to	-0.76%
December 31, 2015	6,710	$10.34648	to	$11.21325	$73,908	0.00%	1.90%	to	3.25%	-3.09%	to	-1.74%
December 31, 2014	6,505	$10.67630	to	$11.41153	$73,050	0.00%	1.90%	to	3.25%	-1.87%	to	-0.50%
December 31, 2013	8,655	$10.87944	to	$11.80555	$98,018	0.00%	1.15%	to	3.25%	-5.24%	to	-3.18%
December 31, 2012	13,596	$11.48120	to	$12.19387	$160,818	0.52%	1.15%	to	3.25%	1.70%	to	3.91%

	AST Bond Portfolio 2021
December 31, 2016	6,206	$11.67161	to	$13.50690	$76,946	0.00%	1.15%	to	3.25%	-1.27%	to	0.86%
December 31, 2015	7,667	$11.82229	to	$13.39143	$95,592	0.00%	1.15%	to	3.25%	-1.52%	to	0.61%
December 31, 2014	8,022	$12.00532	to	$13.35471	$100,683	0.00%	1.15%	to	3.25%	4.18%	to	6.44%
December 31, 2013	6,858	$11.52353	to	$12.71942	$81,707	0.00%	1.15%	to	3.25%	-10.02%	to	-8.07%
December 31, 2012	14.512	$12.80734	to	$13.85470	$191,262	0.78%	1.15%	to	3.25%	3.32%	to	5.57%

	Wells Fargo VT International Equity Portfolio (Class 1)
December 31, 2016	15	$15.20157	to	$16.10771	$237	2.91%	1.40%	to	1.85%	1.38%	to	1.83%
December 31, 2015	20	$14.99408	to	$15.81779	$307	4.18%	1.40%	to	1.85%	0.44%	to	0.88%
December 31, 2014	30	$14.92875	to	$15.67932	$454	2.99%	1.40%	to	1.85%	-7.02%	to	-6.61%
December 31, 2013	37	$16.05615	to	$16.78881	$597	2.36%	1.40%	to	1.85%	17.76%	to	18.28%
December 31, 2012	44	$13.63464	to	$14.19378	$603	1.60%	1.40%	to	1.85%	11.61%	to	12.11%

	Wells Fargo VT Omega Growth Portfolio (Class 1)
December 31, 2016	247	$2.97174	to	$3.16227	$750	0.00%	1.40%	to	1.85%	-1.06%	to	-0.62%
December 31, 2015	274	$2.20583	to	$3.18208	$840	0.00%	1.40%	to	1.85%	-0.22%	to	0.22%
December 31, 2014	334	$2.20106	to	$3.17517	$1,027	0.00%	1.40%	to	1.85%	2.19%	to	2.65%
December 31, 2013	473	$2.14418	to	$3.09314	$1,417	0.39%	1.40%	to	1.85%	37.67%	to	38.29%
December 31, 2012	502	$1.55055	to	$2.23677	$1,091	0.00%	1.40%	to	1.85%	18.56%	to	19.09%

	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
December 31, 2016	22	$17.66788	to	$18.06542	$389	0.00%	1.50%	to	1.85%	6.14%	to	6.51%
December 31, 2015	23	$16.64510	to	$17.05290	$394	0.00%	1.40%	to	1.85%	-4.40%	to	-3.98%
December 31, 2014	25	$17.41188	to	$17.75964	$445	0.00%	1.40%	to	1.85%	-3.46%	to	-3.03%
December 31, 2013	33	$18.03604	to	$18.31500	$602	0.00%	1.40%	to	1.85%	47.82%	to	48.48%
December 31, 2012	41	$12.20120	to	$12.33511	$501	0.00%	1.40%	to	1.85%	6.14%	to	6.62%

	Wells Fargo VT Small Cap Value Portfolio (expired April 29, 2016)
December 31, 2016	—	$13.18525	to	$13.52753	$—	0.64%	1.40%	to	1.85%	6.85%	to	7.01%
December 31, 2015	65	$12.33980	to	$12.64181	$806	0.57%	1.40%	to	1.85%	-11.97%	to	-11.58%
December 31, 2014	71	$14.01834	to	$14.29794	$997	0.62%	1.40%	to	1.85%	2.73%	to	3.19%
December 31, 2013	86	$13.64565	to	$13.85629	$1,185	0.98%	1.40%	to	1.85%	12.94%	to	13.44%
December 31, 2012	107	$12.08206	to	$12.21442	$1,299	1.09%	1.40%	to	1.85%	12.25%	to	12.75%

	AST Bond Portfolio 2022
December 31, 2016	5,334	$11.00568	to	$12.51794	$62,228	0.00%	1.15%	to	3.25%	-1.48%	to	0.66%
December 31, 2015	6,111	$11.17048	to	$12.43617	$71,799	0.00%	1.15%	to	3.25%	-1.22%	to	0.92%
December 31, 2014	4,101	$11.30860	to	$12.32246	$48,234	0.00%	1.15%	to	3.25%	6.78%	to	9.10%
December 31, 2013	5,950	$10.59034	to	$11.29472	$64,899	0.00%	1.15%	to	3.25%	-12.68%	to	-10.78%
December 31, 2012	10,633	$12.12814	to	$12.65985	$131,877	0.03%	1.15%	to	3.25%	2.40%	to	4.63%

A 105

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Quantitative Modeling Portfolio
December 31, 2016	67,999	$10.66032	to	$13.70085	$867,293	0.00%	0.55%	to	2.65%	3.58%	to	5.74%
December 31, 2015	60,584	$10.11339	to	$12.95739	$738,462	0.00%	0.55%	to	2.65%	-2.44%	to	4.38%
December 31, 2014	43,953	$10.54716	to	$13.00950	$545,769	0.00%	0.55%	to	2.65%	3.75%	to	5.92%
December 31, 2013	30,084	$11.59795	to	$12.28290	$358,117	0.00%	0.55%	to	2.25%	17.54%	to	21.72%
December 31, 2012	19,469	$9.82808	to	$10.09074	$192,842	0.04%	0.55%	to	2.15%	10.77%	to	12.54%

	AST BlackRock Global Strategies Portfolio
December 31, 2016	159,343	$10.37548	to	$12.12852	$1,812,805	0.00%	0.55%	to	3.25%	3.49%	to	6.37%
December 31, 2015	163,922	$10.02536	to	$11.40201	$1,772,067	0.00%	0.55%	to	3.25%	-6.15%	to	-3.53%
December 31, 2014	163,477	$10.68270	to	$11.81961	$1,852,566	0.00%	0.55%	to	3.25%	1.49%	to	4.32%
December 31, 2013	159,964	$10.52625	to	$11.33041	$1,757,753	0.00%	0.55%	to	3.25%	7.25%	to	10.24%
December 31, 2012	137,665	$9.81460	to	$10.27765	$1,388,059	0.47%	0.55%	to	3.25%	8.25%	to	11.28%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2016	79	$17.92008	to	$18.25306	$1,419	2.26%	1.50%	to	1.85%	10.48%	to	10.86%
December 31, 2015	89	$16.21986	to	$16.53517	$1,446	0.40%	1.40%	to	1.85%	-4.61%	to	-4.19%
December 31, 2014	93	$17.00412	to	$17.25814	$1,586	0.29%	1.40%	to	1.85%	8.69%	to	9.17%
December 31, 2013	107	$15.64456	to	$15.80815	$1,674	0.45%	1.40%	to	1.85%	28.61%	to	29.18%
December 31, 2012	123	$12.16401	to	$12.23691	$1,502	0.58%	1.40%	to	1.85%	13.69%	to	14.20%

	AST Prudential Core Bond Portfolio
December 31, 2016	23,110	$9.81877	to	$11.32083	$250,514	0.00%	0.55%	to	3.25%	0.83%	to	3.64%
December 31, 2015	20,330	$9.73794	to	$10.92367	$214,505	0.00%	0.55%	to	3.25%	-3.51%	to	-0.82%
December 31, 2014	18,102	$10.09214	to	$11.01361	$194,171	0.00%	0.55%	to	3.25%	2.62%	to	5.48%
December 31, 2013	14,767	$9.68326	to	$10.44169	$151,663	0.00%	0.55%	to	2.85%	-5.10%	to	-2.85%
December 31, 2012	12,451	$10.46916	to	$10.74805	$132,486	0.17%	0.55%	to	2.75%	4.16%	to	6.52%

	AST Bond Portfolio 2023 (available January 3, 2012)
December 31, 2016	1,279	$9.50345	to	$10.58010	$12,901	0.00%	1.15%	to	3.25%	-1.39%	to	0.74%
December 31, 2015	854	$9.63768	to	$10.44565	$8,653	0.00%	1.30%	to	3.25%	-0.63%	to	1.39%
December 31, 2014	9,386	$9.69880	to	$10.30246	$94,025	0.00%	1.30%	to	3.25%	8.96%	to	11.17%
December 31, 2013	21,962	$8.90118	to	$9.29219	$199,986	0.00%	1.15%	to	3.25%	-13.12%	to	-11.23%
December 31, 2012	3,101	$10.24517	to	$10.45376	$32,173	0.00%	1.30%	to	3.25%	2.45%	to	4.54%

	AST New Discovery Asset Allocation Portfolio (available April 30, 2012)
December 31, 2016	43,064	$11.52384	to	$13.10620	$526,896	0.00%	0.55%	to	3.25%	0.94%	to	3.75%
December 31, 2015	42,485	$11.40064	to	$12.63270	$507,613	0.00%	0.55%	to	3.25%	-4.45%	to	-1.78%
December 31, 2014	39,864	$11.71380	to	$12.86226	$491,762	0.00%	0.55%	to	3.25%	1.72%	to	4.56%
December 31, 2013	31,973	$11.30516	to	$12.30125	$383,555	0.00%	0.55%	to	3.15%	14.35%	to	18.26%
December 31, 2012	18,256	$10.21676	to	$10.40185	$188,504	0.92%	0.55%	to	3.15%	2.19%	to	4.02%

	AST Western Asset Emerging Markets Debt Portfolio (available August 20, 2012)
December 31, 2016	478	$9.38642	to	$10.92774	$4,762	0.00%	0.55%	to	1.95%	8.45%	to	10.00%
December 31, 2015	350	$8.65469	to	$9.95247	$3,176	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%
December 31, 2014	263	$9.10774	to	$9.70400	$2,477	0.00%	0.55%	to	1.95%	-2.95%	to	0.80%
December 31, 2013	150	$9.16475	to	$9.52764	$1,404	0.00%	0.55%	to	1.95%	-9.83%	to	-8.03%
December 31, 2012	40	$10.38171	to	$10.42862	$414	0.00%	0.55%	to	1.75%	3.83%	to	4.29%

	AST MFS Large-Cap Value Portfolio (available August 20, 2012)
December 31, 2016	7,262	$11.45474	to	$16.72215	$114,425	0.00%	0.55%	to	3.15%	9.88%	to	12.82%
December 31, 2015	3,551	$10.18463	to	$14.82181	$50,150	0.00%	0.55%	to	2.65%	-3.35%	to	6.06%
December 31, 2014	2,236	$10.95451	to	$15.01238	$32,565	0.00%	0.55%	to	2.70%	7.24%	to	9.61%
December 31, 2013	1,183	$12.28936	to	$13.69602	$15,936	0.00%	0.55%	to	2.70%	25.05%	to	33.76%
December 31, 2012	103	$10.15815	to	$10.23902	$1,049	0.00%	0.55%	to	2.65%	1.60%	to	2.39%

	AST Bond Portfolio 2024 (available January 2, 2013)
December 31, 2016	231	$9.52582	to	$10.21662	$2,284	0.00%	1.15%	to	2.95%	-1.01%	to	0.74%
December 31, 2015	368	$9.50916	to	$10.14192	$3,632	0.00%	1.15%	to	3.25%	-0.50%	to	1.66%
December 31, 2014	5,710	$9.55706	to	$9.97651	$55.945	0.00%	1.15%	to	3.25%	10.87%	to	13.27%
December 31, 2013	7,249	$8.62024	to	$8.80746	$63,244	0.00%	1.15%	to	3.25%	-13.80%	to	11.93%

A 106

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST AQR Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2016	636	$8.80590	to	$11.11804	$5,865	0.00%	0.55%	to	1.95%	11.16%	to	12.74%
December 31, 2015	454	$7.92164	to	$9.87917	$3,695	0.00%	0.55%	to	1.95%	-17.17%	to	2.68%
December 31, 2014	209	$9.56412	to	$9.85401	$2,023	0.00%	0.55%	to	1.95%	-5.02%	to	-2.14%
December 31, 2013	117	$10.06910	to	$10.19183	$1,184	0.00%	0.55%	to	1.95%	0.71%	to	1.92%

	AST ClearBridge Dividend Growth Portfolio (available February 25, 2013)
December 31, 2016	8,007	$11.80128	to	$14.57703	$111,580	0.00%	0.55%	to	3.15%	11.28%	to	14.26%
December 31, 2015	4,530	$10.36052	to	$12.75751	$55,947	0.00%	0.55%	to	2.85%	-6.32%	to	7.54%
December 31, 2014	4,132	$11.05572	to	$13.30316	$53,805	0.00%	0.55%	to	2.85%	9.84%	to	12.98%
December 31, 2013	1,526	$11.56161	to	$11.77434	$17,800	0.00%	0.55%	to	2.65%	15.64%	to	17.75%

	AST QMA Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2016	524	$7.98066	to	$10.52430	$4,410	0.00%	0.55%	to	1.95%	6.87%	to	8.39%
December 31, 2015	387	$7.46775	to	$9.72726	$2,999	0.00%	0.55%	to	1.95%	-18.47%	to	1.94%
December 31, 2014	175	$9.15902	to	$9.85996	$1,639	0.00%	0.55%	to	1.95%	-4.37%	to	-2.01%
December 31, 2013	48	$9.58150	to	$9.69426	$467	0.00%	0.55%	to	1.90%	-4.17%	to	-3.05%

	AST Multi-Sector Fixed Income Portfolio (available February 25, 2013)
December 31, 2016	655,378	$10.54150	to	$10.87675	$6,908,726	0.00%	1.10%	to	1.90%	6.86%	to	7.73%
December 31, 2015	412,305	$9.86464	to	$10.09622	$4,067,264	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%
December 31, 2014	233,397	$10.37423	to	$10.53178	$2,421,326	0.00%	1.10%	to	1.90%	9.06%	to	9.95%
December 31, 2013	73,129	$9.51265	to	$9.57903	$695,654	0.00%	1.10%	to	1.90%	-4.86%	to	-4.20%

	AST BlackRock iShares ETF Portfolio (available April 29, 2013)
December 31, 2016	29,656	$10.38750	to	$11.49438	$329,065	0.00%	0.55%	to	3.25%	2.90%	to	5.76%
December 31, 2015	23,213	$10.09470	to	$10.86804	$245,656	0.00%	0.55%	to	3.25%	-2.99%	to	-0.28%
December 31, 2014	17,481	$10.47787	to	$10.89838	$187,270	0.00%	0.55%	to	3.15%	0.32%	to	3.01%
December 31, 2013	8,247	$10.39072	to	$10.58015	$86,639	0.00%	0.55%	to	3.15%	3.93%	to	5.81%

	AST Defensive Asset Allocation Portfolio (available April 29, 2013)
December 31, 2016	37,615	$9.52850	to	$10.54398	$382,210	0.00%	0.55%	to	3.25%	1.18%	to	3.99%
December 31, 2015	29,033	$9.41736	to	$10.13903	$286,280	0.00%	0.55%	to	3.25%	-3.34%	to	-0.65%
December 31, 2014	17,739	$9.84515	to	$10.20498	$177,916	0.00%	0.55%	to	3.25%	1.69%	to	4.53%
December 31, 2013	8,260	$9.58831	to	$9.76317	$80,066	0.00%	0.55%	to	3.15%	-4.09%	to	-2.36%

	AST AQR Large-Cap Portfolio (available April 29, 2013)
December 31, 2016	712	$11.31680	to	$14.69891	$9,887	0.00%	0.55%	to	2.35%	8.17%	to	10.09%
December 31, 2015	521	$10.31617	to	$13.35121	$6,684	0.00%	0.55%	to	2.35%	-0.61%	to	7.26%
December 31, 2014	199	$11.15982	to	$13.19717	$2,527	0.00%	0.55%	to	2.00%	10.95%	to	12.55%
December 31, 2013	66	$11.61220	to	$11.72588	$766	0.00%	0.55%	to	2.00%	16.14%	to	17.26%

	AST QMA Large-Cap Portfolio (available April 29, 2013)
December 31, 2016	604	$11.47070	to	$15.01238	$8,567	0.00%	0.55%	to	2.35%	8.32%	to	10.25%
December 31, 2015	446	$10.43704	to	$13.61715	$5,751	0.00%	0.55%	to	2.35%	-0.79%	to	8.62%
December 31, 2014	197	$11.16782	to	$13.48446	$2,453	0.00%	0.55%	to	2.05%	11.23%	to	14.61%
December 31, 2013	12	$11.64780	to	$11.76574	$136	0.00%	0.55%	to	2.05%	16.50%	to	17.66%

	AST Bond Portfolio 2025 (available January 2, 2014)
December 31, 2016	1,025	$10.89604	to	$11.62015	$11,495	0.00%	1.15%	to	3.25%	-0.85%	to	1.30%
December 31, 2015	18,386	$10.98948	to	$11.47154	$206,638	0.00%	1.15%	to	3.25%	-1.32%	to	0.82%
December 31, 2014	2,681	$11.13605	to	$11.37768	$30,230	0.00%	1.15%	to	3.25%	11.36%	to	13.78%

	AST T. Rowe Price Growth Opportunities Portfolio (available February 10, 2014)
December 31, 2016	70,775	$10.78774	to	$11.23906	$774,986	0.00%	0.55%	to	1.95%	3.40%	to	4.87%
December 31, 2015	50,131	$10.43320	to	$10.71721	$527,806	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%
December 31, 2014	27,151	$10.48352	to	$10.61730	$285,797	0.00%	0.55%	to	1.95%	4.85%	to	6.18%

A 107

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Global Growth Allocation Portfolio (available April 28, 2014)
December 31, 2016	1,992	$10.53192	to	$10.83766	$21,113	0.00%	0.55%	to	0.86%	4.79%	to	8.49%
December 31, 2015	1,563	$10.04789	to	$10.12253	$15,774	0.00%	0.55%	to	0.86%	-1.79%	to	4.89%
December 31, 2014	366	$10.23141	to	$10.25115	$3,753	0.00%	0.55%	to	0.83%	2.32%	to	2.52%

	AST T. Rowe Price Diversified Real Growth Portfolio (available April 28, 2014)
December 31, 2016	3,211	$10.71027	to	$11.16471	$35,120	0.00%	0.55%	to	0.86%	6.40%	to	11.77%
December 31, 2015	2,275	$10.06579	to	$10.28399	$23,321	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%
December 31, 2014	784	$10.34076	to	$10.36085	$8,118	0.00%	0.55%	to	0.83%	3.41%	to	3.61%

	AST Prudential Flexible Multi-Strategy Portfolio (available April 28, 2014)
December 31, 2016	4,706	$10.61061	to	$11.21314	$52,330	0.00%	0.55%	to	0.86%	6.54%	to	6.87%
December 31, 2015	3,374	$9.95940	to	$10.49212	$35,131	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%
December 31, 2014	484	$10.52974	to	$10.55012	$5,103	0.00%	0.55%	to	0.83%	5.30%	to	5.51%

	AST BlackRock Multi-Asset Income Portfolio (available April 28, 2014)
December 31, 2016	2,928	$10.03318	to	$10.77246	$29,714	0.00%	0.55%	to	0.86%	5.96%	to	7.96%
December 31, 2015	2,048	$9.46604	to	$9.87073	$19,535	0.00%	0.55%	to	0.86%	-4.89%	to	0.26%
December 31, 2014	756	$9.95303	to	$9.97233	$7,530	0.00%	0.55%	to	0.83%	-0.46%	to	-0.27%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (available April 28, 2014)
December 31, 2016	1,414	$9.41612	to	$10.11179	$13,426	0.00%	0.55%	to	0.86%	1.47%	to	1.79%
December 31, 2015	1,127	$9.26287	to	$9.95233	$10,494	0.00%	0.55%	to	0.86%	-4.06%	to	0.93%
December 31, 2014	180	$9.68459	to	$9.69330	$1,746	0.00%	0.55%	to	0.68%	-3.15%	to	-3.06%

	AST Managed Equity Portfolio (available April 28, 2014)
December 31, 2016	1,691	$10.46987	to	$11.17400	$17,828	0.00%	0.55%	to	0.86%	4.30%	to	11.75%
December 31, 2015	1,017	$10.03787	to	$10.08586	$10,254	0.00%	0.55%	to	0.86%	-2.12%	to	4.46%
December 31, 2014	251	$10.28185	to	$10.29105	$2,586	0.00%	0.55%	to	0.68%	2.82%	to	2.92%

	AST Managed Fixed Income Portfolio (available April 28, 2014)
December 31, 2016	2,324	$10.03321	to	$10.19013	$23,449	0.00%	0.55%	to	0.86%	2.11%	to	2.96%
December 31, 2015	1,574	$9.77179	to	$9.84441	$15,432	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%
December 31, 2014	434	$10.01270	to	$10.03217	$4,356	0.00%	0.55%	to	0.83%	0.13%	to	0.33%

	AST FQ Absolute Return Currency Portfolio (available April 28, 2014)
December 31, 2016	293	$10.38820	to	$11.51129	$3,077	0.00%	0.55%	to	0.86%	11.33%	to	14.49%
December 31, 2015	71	$9.08497	to	$10.07218	$642	0.00%	0.55%	to	0.86%	-6.38%	to	-3.21%
December 31, 2014	33	$9.70452	to	$9.71324	$318	0.00%	0.55%	to	0.68%	-2.95%	to	-2.86%

	AST Jennison Global Infrastructure Portfolio (available April 28, 2014)
December 31, 2016	303	$9.94630	to	$10.91308	$3,029	0.00%	0.55%	to	0.86%	7.18%	to	8.67%
December 31, 2015	213	$9.26283	to	$9.32650	$1,976	0.00%	0.55%	to	0.86%	-10.95%	to	-3.15%
December 31, 2014	90	$10.40129	to	$10.41061	$934	0.00%	0.55%	to	0.68%	4.02%	to	4.11%

	AST Goldman Sachs Strategic Income Portfolio (available April 28, 2014)
December 31, 2016	432	$9.47476	to	$10.17493	$4,120	0.00%	0.55%	to	0.86%	0.18%	to	1.65%
December 31, 2015	276	$9.44066	to	$9.85997	$2,613	0.00%	0.55%	to	0.86%	-2.92%	to	-0.98%
December 31, 2014	128	$9.72436	to	$9.73320	$1,248	0.00%	0.55%	to	0.68%	-2.75%	to	-2.66%

	AST Legg Mason Diversified Growth Portfolio (available November 24, 2014)
December 31, 2016	16,090	$10.31324	to	$10.62586	$167,802	0.00%	0.55%	to	1.95%	6.80%	to	8.32%
December 31, 2015	7,330	$9.65663	to	$9.80980	$71,146	0.00%	0.55%	to	1.95%	-2.84%	to	-1.45%
December 31, 2014	448	$9.93851	to	$9.95398	$4,452	0.00%	0.55%	to	1.95%	-0.60%	to	-0.46%

	AST Bond Portfolio 2026 (available January 2, 2015)
December 31, 2016	12,370	$9.67030	to	$10.09408	$122,482	0.00%	1.15%	to	3.25%	-1.23%	to	0.90%
December 31, 2015	2,626	$9.79107	to	$10.00362	$26,042	0.00%	1.15%	to	3.25%	-2.09%	to	0.04%

A 108

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2016	139	$10.32124	to	$10.51420	$1,458	0.00%	0.55%	to	0.86%	3.32%	to	4.58%
December 31, 2015	35	$9.92428	to	$10.05358	$354	0.00%	0.55%	to	0.73%	-0.85%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2016	77	$10.16408	to	$10.40509	$796	0.00%	0.55%	to	0.86%	1.65%	to	2.88%
December 31, 2015	27	$9.98850	to	$10.11344	$268	0.00%	0.55%	to	0.86%	-0.11%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015)
December 31, 2016	97	$9.10792	to	$9.21021	$890	0.00%	0.55%	to	0.86%	-3.58%	to	-3.28%
December 31, 2015	28	$9.42930	to	$9.53988	$263	0.00%	0.55%	to	0.86%	-5.70%	to	-4.98%

	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2016	138	$10.14477	to	$10.31575	$1,421	0.00%	0.55%	to	0.73%	1.92%	to	2.10%
December 31, 2015	30	$9.95389	to	$10.10343	$302	0.00%	0.55%	to	0.73%	-0.55%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2016	151	$9.79109	to	$10.09492	$1,483	0.00%	0.55%	to	0.86%	2.46%	to	2.78%
December 31, 2015	59	$9.53894	to	$9.83983	$569	0.00%	0.55%	to	0.86%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015)
December 31, 2016	145	$8.98901	to	$9.64576	$1,326	0.00%	0.55%	to	0.86%	-4.44%	to	-2.91%
December 31, 2015	50	$9.38940	to	$9.73583	$473	0.00%	0.55%	to	0.86%	-6.10%	to	-0.58%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2016	191	$9.29259	to	$10.58267	$1,797	0.00%	0.55%	to	0.86%	-0.27%	to	5.72%
December 31, 2015	73	$9.30124	to	$9.95406	$687	0.00%	0.55%	to	0.86%	-7.66%	to	3.29%

	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2016	396	$9.67218	to	$9.81074	$3,851	0.00%	0.55%	to	0.86%	0.06%	to	0.38%
December 31, 2015	100	$9.64856	to	$9.79147	$968	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

	AST Emerging Managers Diversified Portfolio (available July 13, 2015)
December 31, 2016	120	$9.96933	to	$10.60661	$1,200	0.00%	0.55%	to	0.86%	2.61%	to	6.07%
December 31, 2015	41	$9.69848	to	$10.01474	$396	0.00%	0.55%	to	0.86%	-3.01%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015)
December 31, 2016	698	$10.46420	to	$10.74472	$7,335	0.00%	0.55%	to	0.86%	8.71%	to	9.05%
December 31, 2015	178	$9.60862	to	$9.87115	$1,719	0.00%	0.55%	to	0.73%	-3.91%	to	0.79%

	AST IVY Asset Strategy Portfolio (available July 13, 2015) (expired June 24, 2016)
December 31, 2016	—	$8.97960	to	$9.87122	$—	0.00%	0.55%	to	0.86%	-1.74%	to	-1.59%
December 31, 2015	158	$9.13025	to	$10.03927	$1,453	0.00%	0.55%	to	0.86%	-8.69%	to	3.12%

	Blackrock Global Allocation V.I. Fund (Class 3) (available August 24, 2015)
December 31, 2016	2,006	$10.24971	to	$10.66757	$20,631	2.00%	0.55%	to	0.86%	2.92%	to	6.77%
December 31, 2015	556	$9.95939	to	$9.97066	$5,542	1.76%	0.55%	to	0.86%	1.58%	to	1.70%

	JP Morgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2016	531	$10.50627	to	$10.77213	$5,614	4.91%	0.55%	to	0.86%	5.29%	to	7.96%
December 31, 2015	122	$9.97837	to	$9.98970	$1,218	7.20%	0.55%	to	0.86%	1.96%	to	2.07%

	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2016	13,680	$9.73404	to	$9.94464	$134,672	0.00%	1.15%	to	3.25%	-2.66%	to	-0.55%

	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2016	585	$9.71702	to	$9.74026	$5,696	0.79%	1.40%	to	2.00%	-4.04%	to	-3.81%
A 109

Note 7:	Financial Highlights (continued)

________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2016 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.	Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life. The daily mortality risk and expense risk charges are assessed through the reduction in unit values.

B.	Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

The following are the combined mortality risk, expense risk, and administration charges of the respective Contracts.

Asset-Based
Charge Level	Description of When Applicable
0.55%	Premier Retirement Advisor - No Optional Benefits
0.55%	Premier Investment Variable Annuity B Series - No Optional Benefits
0.68%	Premier Investment Variable Annuity C Series - No Optional Benefits
0.70%	Premier Investment Variable Annuity B Series with Return of Premium Death Benefit
(0.73% for Contracts issued on or after 8/24/2015)
0.83%	Premier Investment Variable Annuity C Series with Return of Premium Death Benefit
(0.86% for Contracts issued on or after 8/24/2015)

A 110

Note 7:	Financial Highlights (continued)

Asset-Based
Charge Level	Description of When Applicable
0.85%	Premier Retirement Variable Annuity - No Optional Benefits
0.95%	Premier Bb Series - No Optional Benefits
Premier Retirement Advisor - With HAV
1.10%	Prudential Defined Income Annuity - No Optional Benefits
1.15%	Premier B Series - No Optional Benefits
Premier Retirement Advisor - With HD GRO II OR GRO Plus II
1.30%	Premier Bb Series - with HD GRO
Premier Retirement B - No Optional Benefits
1.35%	Discovery Choice Basic - No Optional Benefits
Premier Retirement Advisor - With Combo 5% and HAV
1.40%	No Optional Benefits
Discovery Select Variable Annuity
Discovery Preferred Variable Annuity
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version
Strategic Partners Annuity One Enhanced III - Non Bonus Version
Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version
Strategic Partners Plus Enhanced III - Non Bonus Version
Strategic Partners Advisor
1.45%	Premier Bb Series 5% Roll Up and HAV or HDV
Premier Retirement B Share - No Optional Benefits (2/25/2013 or later)
Premier Retirement C - No Optional Benefits, after 9th anniversary (“Cliff” year)
Premier Retirement L - No Optional Benefits, after 9th anniversary (“Cliff” year)
1.50%	No Optional Benefits
Strategic Partners Annuity One Enhanced - Bonus Version
Strategic Partners Annuity One Enhanced III - Bonus Version
Strategic Partners Plus Enhanced - Bonus Version
Strategic Partners Plus Enhanced III - Bonus Version
Premier L Series
Premier B Series with HD GRO
1.52%	Strategic Partners Select GMDB with Step Up and Roll Up
1.55%	Premier X Series - No Optional Benefits
Premier Bb Series with LT5 or HD5
Premier Bb Series - with HD GRO
Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
1.60%	Strategic Partners FlexElite - No Optional Benefits
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version
Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version
1.65%	No Optional Benefit
Discovery Choice Enhanced
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Enhanced FlexElite
Strategic Partners Annuity One Enhanced III - Non Bonus Version
Strategic Partners Plus Enhanced III - Non Bonus Version
Strategic Partners Advisor with GMDB with Step Up and Roll Up
Premier B Series with HDV
Premier B Series with Roll Up & HAV (before to 5/1/2009)

A 111

Note 7:	Financial Highlights (continued)

Asset-Based
Charge Level	Description of When Applicable
1.70%	GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced - Bonus Version
Strategic Partners Plus Enhanced - Bonus Version
GMDB with Greater of Roll Up and Step Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version
Strategic Partners Plus Enhanced - Non Bonus Version
GMDB with Step Up and Roll Up
Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version
Premier Bb Series with SLT5
Premier Retirement B with HAV
Premier Retirement L - No Optional Benefits
1.75%	Premier B Series with LT5 or HD5
GMDB with Greater of Roll Up or Step Up
Strategic Partners Plus Enhanced III - Non Bonus Version
Strategic Partners Annuity One Enhanced III - Non Bonus Version
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III - Bonus Version
Strategic Partners Plus Enhanced III - Bonus Version
Premier B Series with HD GRO
Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
Premier Retirement C - No Optional Benefits
1.80%	Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
1.85%	GMDB with Greater of Roll Up or Step Up
Strategic Partners Plus Enhanced III - Bonus Version
Strategic Partners Annuity One Enhanced III - Bonus Version
Premier L Series with HD GRO
Premier Retirement X - No Optional Benefits
1.90%	Premier B Series with SLT5
With HDV
Strategic Partners Plus Enhanced III - Non Bonus Version
Strategic Partners Annuity One Enhanced III - Non Bonus Version
Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
Premier X Series with HD GRO (before 5/1/2009)
Premier Retirement B - With HD GRO II OR GRO Plus II
Premier Retirement L - No Optional Benefits (2/25/2013 or later)
Prudential Defined Income Annuity- With Defined Income Benefit
1.95%	Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV
and GRO Plus II
Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV (5/1/2009 or later)
Premier Retirement C Share - No Optional Benefits (2/25/2013 or later)
2.00%	Strategic Partners Enhanced FlexElite GMDB with Greater of Roll Up or Step Up
With LT5 or HD5
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version
Strategic Partners Annuity One Enhanced III - Non Bonus Version

A 112

Note 7:	Financial Highlights (continued)

Asset-Based
Charge Level	Description of When Applicable
Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version
Strategic Partners Plus Enhanced III - Non Bonus Version
Strategic Partners Advisor
Premier L Series with HDV
Premier L Series with Roll Up & HAV
Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
2.05%	Premier X Series with HDV
Premier X Series with Roll Up & HAV
Premier Bb Series with LT5
Premier Bb Series with LT5 and HDV
Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
2.10%	Strategic Partners Enhanced FlexElite with HDV
With LT5 or HD5
Strategic Partners Annuity One Enhanced - Bonus Version
Strategic Partners Annuity One Enhanced III - Bonus Version
Strategic Partners Plus Enhanced - Bonus Version
Strategic Partners Plus Enhanced III - Bonus Version
Premier L Series with HD GRO or LT5
Premier Retirement B - With Combo 5% and HAV
Premier Retirement L - With HAV
2.15%	With SLT5
Strategic Partners Annuity One Enhanced III - Non Bonus Version
Strategic Partners Plus Enhanced III - Non Bonus Version
Premier X Series with LT5 or HD5
Premier X Series with HD GRO (after 5/1/2009)
Premier Retirement C - With HAV
2.20%	Strategic Partners FlexElite - No Optional Benefits
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version
Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version
2.25%	Strategic Partners Enhanced FlexElite with LT5 or HD5
With SLT5
Premier L Series
Strategic Partners Annuity One Enhanced III - Bonus Version
Strategic Partners Plus Enhanced III - Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III - Non Bonus Version
Strategic Partners Plus Enhanced III - Non Bonus Version
Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
Premier B Series with LT5 and HDV
Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
Retirement X - With HAV
2.30%	Premier X Series with SLT5
Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
With LT5 or HD5 and GMDB with Step Up and Roll Up
Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version

A 113

Note 7:	Financial Highlights (continued)

Asset-Based
Charge Level	Description of When Applicable
With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced - Bonus Version
Strategic Partners Plus Enhanced - Bonus Version
Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
Premier Retirement L - With HD GRO II OR GRO Plus II
2.35%	With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III - Non Bonus Version
Strategic Partners Annuity One Enhanced III - Bonus Version
Strategic Partners Plus Enhanced III - Bonus Version
Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Premier Retirement C - With HD GRO II OR GRO Plus II
2.40%	Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
Greater of Roll Up and Step Up
Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
Roll Up
Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5%
Roll Up
Strategic Partners Enhanced FlexElite with SLT5
Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
2.45%	Premier Retirement X - With HD GRO II OR GRO Plus II
2.50%	Strategic Partners FlexElite with LT5 or HD5 and GMDB with Greater of Roll Up or Step Up
Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
With LT5 or HD5 and with HDV
Strategic Partners Annuity One Enhanced III - Non Bonus Version
Strategic Partners Plus Enhanced III - Non Bonus Version
Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Premier Retirement L - With Combo 5% and HAV
2.55%	Premier B Series with LT5 or HD5 and Roll Up & HAV
Premier Retirement C - With Combo 5% and HAV
2.60%	Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with Greater of Roll Up or
Step Up
With LT5 or HD5 and with HDV
Strategic Partners Annuity One Enhanced III - Bonus Version
Premier L Series with LT5 or HD5 and Roll Up & HAV
Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
2.65%	Premier X Series with LT5 and HDV
Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
Premier X Series with LT5 or HD5 and Roll Up & HAV
Premier Retirement X - With Combo 5% and HAV
2.70%	Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
GRO Plus II
Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
2.75%	Strategic Partners Enhanced FlexElite with SLT5 with HDV
Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
2.85%	Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II
2.90%	Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV

A 114

Note 7:	Financial Highlights (continued)

Asset-Based
Charge Level	Description of When Applicable
2.95%	Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
3.10%	Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
GRO Plus II
3.15%	Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
GRO Plus II
3.25%	Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
GRO Plus II

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

Note 8:	Other

Contract owner net payments-represent contract owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Annuity payments-represent periodic payments distributed under the terms of the Contracts.

Surrenders, withdrawals, and death benefits-are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

A 115

Note 8:	Other (continued)

Net transfers between other subaccounts or fixed rate option-are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.

Other charges-are various Contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Note 9:     Subsequent Events

Subsequent to year-end, the following subaccount expired:

Expiration Date                 Portfolio
January 3, 2017                  AST Bond Portfolio 2016

A 116

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, for each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account indicated in the table below, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account as of the date indicated in the table, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

Prudential Government Money Market Portfolio (formerly Prudential Money Market Portfolio) (1)	AB VPS Large Cap Growth Portfolio (Class B) (1)
Prudential Diversified Bond Portfolio (1)	Prudential SP Small Cap Value Portfolio (Class I) (1)
Prudential Equity Portfolio (Class I) (1)	Janus Aspen Janus Portfolio (Service Shares) (1)
Prudential Flexible Managed Portfolio (1)	SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)
Prudential Conservative Balanced Portfolio (1)	Prudential SP International Growth Portfolio (Class I) (1)
Prudential Value Portfolio (Class I) (1)	AST Goldman Sachs Large-Cap Value Portfolio (1)
Prudential High Yield Bond Portfolio (1)	AST Cohen & Steers Realty Portfolio (1)
Prudential Natural Resources Portfolio (Class I) (1)	AST J.P. Morgan Strategic Opportunities Portfolio (1)
Prudential Stock Index Portfolio (1)	AST Value Equity Portfolio (formerly AST Herndon Large-Cap Value Portfolio) (1)
Prudential Global Portfolio (1)	AST High Yield Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST Small-Cap Growth Opportunities Portfolio (1)
Prudential Small Capitalization Stock Portfolio (1)	AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio) (1)
T. Rowe Price International Stock Portfolio (1)	AST Small-Cap Value Portfolio (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	AST Goldman Sachs Mid-Cap Growth Portfolio (1)
Invesco V.I. Core Equity Fund (Series I) (1)	AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio) (1)
Janus Aspen Janus Portfolio (Institutional Shares) (1)	AST Lord Abbett Core Fixed Income Portfolio (1)
Janus Aspen Overseas Portfolio (Institutional Shares) (1)	AST Loomis Sayles Large-Cap Growth Portfolio (1)
MFS Research Series (Initial Class) (1)	AST MFS Growth Portfolio (1)
MFS Growth Series (Initial Class) (1)	AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)
American Century VP Value Fund (Class I) (1)	AST BlackRock Low Duration Bond Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST QMA US Equity Alpha Portfolio (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	Wells Fargo VT Omega Growth Portfolio (Class 1) (1)
Davis Value Portfolio (1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1) (1)
AST T. Rowe Price Natural Resources Portfolio (1)	AST Bond Portfolio 2022 (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST Quantitative Modeling Portfolio (1)
AST MFS Global Equity Portfolio (1)	AST BlackRock Global Strategies Portfolio (1)

A 117

AST J.P. Morgan International Equity Portfolio (1)	Wells Fargo VT Opportunity Fund (Class 1) (1)
AST Templeton Global Bond Portfolio (1)	AST Prudential Core Bond Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Bond Portfolio 2023 (1)
AST Capital Growth Asset Allocation Portfolio (1)	AST New Discovery Asset Allocation Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST Western Asset Emerging Markets Debt Portfolio (1)
AST Balanced Asset Allocation Portfolio (1)	AST MFS Large-Cap Value Portfolio (1)
AST Preservation Asset Allocation Portfolio (1)	AST Bond Portfolio 2024 (1)
AST FI Pyramis Quantitative Portfolio (1)	AST AQR Emerging Markets Equity Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	AST ClearBridge Dividend Growth Portfolio (1)
AST Advanced Strategies Portfolio (1)	AST QMA Emerging Markets Equity Portfolio (1)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	AST Multi-Sector Fixed Income Portfolio (1)
AST Government Money Market Portfolio (formerly AST Money Market Portfolio) (1)	AST BlackRock iShares ETF Portfolio (1)
AST Small-Cap Growth Portfolio (1)	AST Defensive Asset Allocation Portfolio (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	AST AQR Large-Cap Portfolio (1)
AST International Value Portfolio (1)	AST QMA Large-Cap Portfolio (1)
AST International Growth Portfolio (1)	AST Bond Portfolio 2025 (1)
AST Investment Grade Bond Portfolio (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
AST Western Asset Core Plus Bond Portfolio (1)	AST Goldman Sachs Global Growth Allocation Portfolio (1)
AST Bond Portfolio 2018 (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
AST Bond Portfolio 2019 (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST Global Real Estate Portfolio (1)	AST BlackRock Multi-Asset Income Portfolio (1)
AST Parametric Emerging Markets Equity Portfolio (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (1)
AST Goldman Sachs Small-Cap Value Portfolio (1)	AST Managed Equity Portfolio (1)
AST Schroders Global Tactical Portfolio (1)	AST Managed Fixed Income Portfolio (1)
AST RCM World Trends Portfolio (1)	AST FQ Absolute Return Currency Portfolio (1)
AST J.P. Morgan Global Thematic Portfolio (1)	AST Jennison Global Infrastructure Portfolio (1)
AST Goldman Sachs Multi-Asset Portfolio (1)	AST Goldman Sachs Strategic Income Portfolio (1)
ProFund VP Consumer Services (1)	AST Legg Mason Diversified Growth Portfolio (1)
ProFund VP Consumer Goods Portfolio (1)	AST AB Global Bond Portfolio (2)
ProFund VP Financials (1)	AST Goldman Sachs Global Income Portfolio (2)
ProFund VP Health Care (1)	AST Morgan Stanley Multi-Asset Portfolio (2)
ProFund VP Industrials (1)	AST Wellington Management Global Bond Portfolio (2)
ProFund VP Mid-Cap Growth (1)	AST Neuberger Berman Long/Short Portfolio (2)
ProFund VP Mid-Cap Value (1)	AST Wellington Management Real Total Return Portfolio (2)
ProFund VP Real Estate (1)	AST QMA International Core Equity Portfolio (2)
ProFund VP Small-Cap Growth (1)	AST Managed Alternatives Portfolio (2)
ProFund VP Small-Cap Value (1)	AST Emerging Managers Diversified Portfolio (2)
ProFund VP Telecommunications (1)	AST Columbia Adaptive Risk Allocation Portfolio (2)
ProFund VP Utilities (1)	Blackrock Global Allocation V.I. Fund (Class 3) (3)
ProFund VP Large-Cap Growth (1)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2) (3)
ProFund VP Large-Cap Value (1)	NVIT Developing Markets Fund (4)
AST Boston Partners Large-Cap Value Portfolio (1)	Wells Fargo VT Small Cap Value Portfolio (5)
AST Jennison Large-Cap Growth Portfolio (1)	AST IVY Asset Strategy Portfolio (6)
AST Bond Portfolio 2020 (1)	AST Bond Portfolio 2027 (7)
AST Bond Portfolio 2017 (1)	NVIT Emerging Markets Fund (Class D) (8)
AST Bond Portfolio 2021 (1)	AST Bond Portfolio 2026 (9)
Wells Fargo VT International Equity Portfolio (Class 1) (1)
AST Bond Portfolio 2016 (1)

A 118

(1) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the years ended December 31, 2016 and 2015

(2) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016 and the period July 13, 2015 (commencement of operations) through December 31, 2015

(3) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016 and the period August 24, 2015 (commencement of operations) through December 31, 2015

(4) Statement of net assets as of August 5, 2016 (date of expiration), statement of operations for the period January 1, 2016 through August 5, 2016, and statements of changes in net assets for the period January 1, 2016 through August 5, 2016 and the year ended December 31, 2015

(5) Statement of net assets as of April 29, 2016 (date of expiration), statement of operations for the period January 1, 2016 through April 29, 2016, and statements of changes in net assets for the period January 1, 2016 through April 29, 2016 and the year ended December 31, 2015

(6) Statement of net assets as of June 24, 2016 (date of expiration), statement of operations for the period January 1, 2016 through June 24, 2016, and statements of changes in net assets for the period January 1, 2016 through June 24, 2016 and July 13, 2015 (commencement of operations) through December 31, 2015

(7) Statement of net assets as of December 31, 2016, and statements of operations and of changes in net assets for the period January 4, 2016 (commencement of operations) through December 31, 2016
(8) Statement of net assets as of December 31, 2016, statements of operations and of changes in net assets for the period August 5, 2016 (commencement of operations) through December 31, 2016
(9) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in its net assets for the year ended December 31, 2016 and the period January 2, 2015 (commencement of operations) through December 31, 2015

/s/ PricewaterhouseCoopers LLP
New York, New York
March 24, 2017

A 119

PRUCO LIFE INSURANCE COMPANY

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company (together with its consolidated subsidiaries, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2016, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2016.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 23, 2017

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2016 and December 31, 2015 (in thousands, except share amounts)

	December 31, 2016	December 31, 2015
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2016 – $5,552,911; 2015 – $6,775,806)	$5,617,549	$6,840,932
Equity securities, available-for-sale, at fair value (cost: 2016 – $16,390; 2015 – $54,609)	16,756	51,973
Trading account assets, at fair value	35,328	64,612
Policy loans	1,166,456	1,143,303
Short-term investments	36,657	54,806
Commercial mortgage and other loans	1,150,381	1,658,235
Other long-term investments	344,463	379,237
Total investments	8,367,590	10,193,098
Cash and cash equivalents	96,157	370,286
Deferred policy acquisition costs	1,341,093	5,129,931
Accrued investment income	87,322	100,031
Reinsurance recoverables	28,674,226	22,691,491
Receivables from parent and affiliates	213,952	228,253
Deferred sales inducements	0	684,844
Other assets	279,222	59,578
Separate account assets	116,606,428	109,350,121
TOTAL ASSETS	$155,665,990	$148,807,633
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$18,894,893	$17,204,824
Future policy benefits	16,503,260	15,198,755
Securities sold under agreements to repurchase	68,904	0
Cash collateral for loaned securities	74,976	40,416
Income taxes	97,400	138,639
Short-term debt to affiliates	0	180,000
Long-term debt to affiliates	0	1,204,000
Payables to parent and affiliates	73,628	72,791
Other liabilities	849,698	935,662
Separate account liabilities	116,606,428	109,350,121
TOTAL LIABILITIES	153,169,187	144,325,208
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	986,062	779,973
Retained earnings	1,437,266	3,635,147
Accumulated other comprehensive income	70,975	64,805
TOTAL EQUITY	2,496,803	4,482,425
TOTAL LIABILITIES AND EQUITY	$155,665,990	$148,807,633
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2016, 2015, and 2014 (in thousands)

	2016	2015	2014
REVENUES
Premiums	$(825,942)	$77,634	$66,206
Policy charges and fee income	787,195	2,156,387	2,071,039
Net investment income	375,950	416,587	404,018
Asset administration fees	84,443	362,321	377,127
Other income	31,107	55,515	57,827
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(18,020)	(1,514)	(483)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	343	51	356
Other realized investment gains (losses), net	776,126	(207,075)	114,194
Total realized investment gains (losses), net	758,449	(208,538)	114,067
TOTAL REVENUES	1,211,202	2,859,906	3,090,284
BENEFITS AND EXPENSES
Policyholders’ benefits	(260,200)	299,150	353,697
Interest credited to policyholders’ account balances	301,220	374,211	368,315
Amortization of deferred policy acquisition costs	628,101	659,169	431,812
General, administrative and other expenses	220,733	1,030,014	1,019,723
TOTAL BENEFITS AND EXPENSES	889,854	2,362,544	2,173,547
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	321,348	497,362	916,737
Total income tax expense (benefit)	(73,869)	(10,641)	137,069
NET INCOME (LOSS)	$395,217	$508,003	$779,668
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(8)	(507)	(723)
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	74,040	(164,799)	207,134
Reclassification adjustment for (gains) losses included in net income	(64,540)	(9,902)	(18,649)
Net unrealized investment gains (losses)	9,500	(174,701)	188,485
Other comprehensive income (loss), before tax	9,492	(175,208)	187,762
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	(3)	(177)	(253)
Net unrealized investment gains (losses)	3,325	(61,145)	65,970
Total	3,322	(61,322)	65,717
Other comprehensive income (loss), net of tax	6,170	(113,886)	122,045
COMPREHENSIVE INCOME (LOSS)	$401,387	$394,117	$901,713
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2013	$2,500	$804,237	$3,525,476	$56,646	$4,388,859
Contributed capital		0
Dividend to parent			(748,000)		(748,000)
Contributed (distributed) capital-parent/child asset transfers		(12,084)			(12,084)
Comprehensive income:
Net income (loss)			779,668		779,668
Other comprehensive income (loss), net of tax				122,045	122,045
Total comprehensive income (loss)					901,713
Balance, December 31, 2014	$2,500	$792,153	$3,557,144	$178,691	$4,530,488
Contributed capital		0
Dividend to parent			(430,000)		(430,000)
Contributed (distributed) capital-parent/child asset transfers		(12,180)			(12,180)
Comprehensive income:
Net income (loss)			508,003		508,003
Other comprehensive income (loss), net of tax				(113,886)	(113,886)
Total comprehensive income (loss)					394,117
Balance, December 31, 2015	$2,500	$779,973	$3,635,147	$64,805	$4,482,425
Contributed capital		205,000			205,000
Dividend to parent			(2,593,098)		(2,593,098)
Contributed (distributed) capital-parent/child asset transfers		1,089			1,089
Comprehensive income:
Net income (loss)			395,217		395,217
Other comprehensive income (loss), net of tax				6,170	6,170
Total comprehensive income (loss)					401,387
Balance, December 31, 2016	$2,500	$986,062	$1,437,266	$70,975	$2,496,803
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	2016	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$395,217	$508,003	$779,668
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	113,501	(8,770)	(72,375)
Interest credited to policyholders’ account balances	301,220	374,211	368,315
Realized investment (gains) losses, net	(758,449)	208,538	(114,067)
Amortization and other non-cash items	(70,104)	(68,070)	(62,723)
Change in:
Future policy benefits	1,816,665	1,534,228	1,440,542
Reinsurance recoverables	(1,764,242)	(1,559,165)	(1,330,796)
Accrued investment income	12,709	(9,525)	(2,174)
Net payables to/receivables from parent and affiliates	(9,851)	20,299	18,037
Deferred policy acquisition costs	311,273	43,168	(194,907)
Income taxes	(45,147)	(36,879)	65,900
Derivatives, net	(198,861)	60,517	155,556
Other, net	(110,850)	76,374	26,716
Cash flows from (used in) operating activities	(6,919)	1,142,929	1,077,692
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	1,371,000	813,721	907,665
Short-term investments	260,027	823,112	409,804
Policy loans	137,778	135,449	121,644
Ceded policy loans	(8,989)	(9,129)	(9,753)
Commercial mortgage and other loans	209,263	219,379	113,073
Other long-term investments	12,479	15,633	5,361
Equity securities, available-for-sale	34,618	5,760	17,854
Trading account assets	1,595	1,500	1,375
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(2,465,763)	(1,719,015)	(1,340,010)
Short-term investments	(241,827)	(755,145)	(514,524)
Policy loans	(120,628)	(110,165)	(114,037)
Ceded policy loans	18,054	13,850	10,960
Commercial mortgage and other loans	(312,898)	(196,538)	(320,155)
Other long-term investments	(32,307)	(49,004)	(47,096)
Equity securities, available-for-sale	(5,000)	(31,063)	(45,101)
Trading account assets	0	(19,001)	(32,060)
Notes receivable from parent and affiliates, net	20,463	35,350	(7,831)
Derivatives, net	20,954	(12,164)	(11,329)
Other, net	(261)	(584)	616
Cash flows from (used in) investing activities	(1,101,442)	(838,054)	(853,544)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	4,289,697	3,839,784	2,966,388
Ceded policyholders’ account deposits	(2,430,570)	(1,109,311)	(672,242)
Policyholders’ account withdrawals	(2,505,219)	(2,134,373)	(1,730,977)
Ceded policyholders’ account withdrawals	1,072,151	50,016	46,690
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	103,463	(25,002)	(19,449)
Dividend to parent	0	(430,000)	(748,000)

Contributed capital	405,321	0	0
Contributed (distributed) capital - parent/child asset transfers	1,676	(18,739)	(17,306)
Net change in financing arrangements (maturities 90 days or less)	0	0	(2,900)
Proceeds from the issuance of debt (maturities longer than 90 days)	0	412,000	418,000
Repayments of debt (maturities longer than 90 days)	(125,000)	(739,000)	(571,000)
Drafts outstanding	22,713	5,084	14,357
Cash flows from (used in) financing activities	834,232	(149,541)	(316,439)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(274,129)	155,334	(92,291)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	370,286	214,952	307,243
CASH AND CASH EQUIVALENTS, END OF YEAR	$96,157	$370,286	$214,952
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$(28,772)	$26,237	$129,430
Interest paid	$16,263	$53,122	$62,664

Significant Non-Cash Transactions

Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

Cash flows from investing activities for the year ended December 31, 2014 excludes $178 million of decreases in fixed maturities, available-for-sale, commercial mortgages and private equity related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Prudential Universal Reinsurance Company (“PURC”), an affiliate.

Cash flows from investing activities for the year ended December 31, 2014 excludes $61 million of decreases in fixed maturities, available-for-sale related to the tax settlements with Prudential Financial, Inc., which are related to the amendments of the reinsurance agreements between the Pruco Life Insurance Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and between the Pruco Life Insurance Company and PURC.

See Note 12 to the Consolidated Financial Statements for more information on the reinsurance transactions mentioned above.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.

Pruco Life has two subsidiaries, including one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”) and one indirect subsidiary formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life and its subsidiaries are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.

Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. ("Pruco Re"). Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and Prudential Insurance. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and Prudential Insurance as applicable. These series of transactions are collectively referred to as the "Variable Annuities Recapture".

The financial statement impacts of these transactions were as follows:

Affected Financial Statement Lines Only

Interim Statement of Financial Position

	Balance as of March 31, 2016	Impacts of Recapture	Impacts of Reinsurance	Total
	(in millions)
ASSETS
Total investments(1)	$10,702	$4,166	$(7,719)	$7,149
Cash and cash equivalents	496	0	12	508
Deferred policy acquisition costs	4,565	0	(3,449)	1,116
Reinsurance recoverables	24,781	(6,312)	10,267	28,736
Deferred sales inducements	550	0	(550)	0
Other assets	94	0	211	305
Income taxes	0	0	23	23
TOTAL ASSETS	151,859	(2,146)	(1,205)	148,508
LIABILITIES AND EQUITY
LIABILITIES
Income taxes	$91	$17	$0	$108
Short-term and long-term debt to affiliates(2)	1,385	0	(1,384)	1
Other liabilities	870	0	0	870
TOTAL LIABILITIES	147,554	17	(1,384)	146,187
EQUITY
Retained earnings(3)	3,337	(2,163)	258	1,432
Accumulated other comprehensive income	180	0	(79)	101
TOTAL EQUITY	4,305	(2,163)	179	2,321
TOTAL LIABILITIES AND EQUITY	151,859	(2,146)	(1,205)	148,508

Significant Non-Cash Transactions

(1)
The decline in total investments includes non-cash activities of $7.7 billion for asset transfers related to the reinsurance transaction with PALAC and Prudential Insurance, partially offset by $4.2 billion of assets received related to the recapture transaction with Pruco Re.

(2)
The Company received ceding commissions of $3.6 billion and $0.4 billion from PALAC and Prudential Insurance, respectively, of which $1.1 billion and $0.1 billion were in the form of reassignment of debt to PALAC and Prudential Insurance, respectively.

(3)	Retained earnings includes dividends of $2.8 billion to Prudential Insurance, and then distributed to Prudential Financial, as part of the Variable Annuities Recapture.

Statement of Operations and Comprehensive Income (Loss)
Day 1 Impact of the Variable Annuities Recapture

	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(880)	$(880)
Realized investment gains (losses), net	(2,146)	2,951	805
TOTAL REVENUES	(2,146)	2,071	(75)
BENEFITS AND EXPENSES
Policyholders' benefits	0	(547)	(547)
General, administrative and other expenses	0	(211)	(211)
TOTAL BENEFITS AND EXPENSES	0	(758)	(758)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(2,146)	2,829	683
Income tax expense (benefit)	17	(23)	(6)
NET INCOME (LOSS)	$(2,163)	$2,852	$689

As part of the Variable Annuities Recapture, the Company received invested assets of $4.2 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016 and unwound the associated reinsurance recoverable of $6.3 billion. As a result, the Company recognized a loss of $2.1 billion immediately.

As part of the Variable Annuities Recapture, the Company transferred invested assets of $7 billion and $0.7 billion to PALAC and Prudential Insurance, respectively, and established reinsurance recoverables of $10.3 billion. In addition, the Company received ceding commissions of $3.6 billion and $0.4 billion from PALAC and Prudential Insurance, respectively, of which $1.1 billion and $0.1 billion were in the form of reassignment of debt to PALAC and Prudential Insurance, respectively. Also, the Company unwound its deferred policy acquisition costs ("DAC") and deferred sales inducements ("DSI") balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $0.2 billion, which was deferred and will subsequently be amortized through General, administrative and other expenses. For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $2.8 billion immediately since the reinsurance contract is accounted for as a free-standing derivative.

The Company paid a dividend of $2.6 billion to Prudential Insurance, which was then distributed to Prudential Financial.

The following table summarizes the asset transfers related to Variable Annuities Recapture between the Company and its affiliates.

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC and Retained Earnings Increase/(Decrease)	Realized Investment Gain/(Loss), Net
				(in millions)
Pruco Re	Apr - June 2016	Purchase	Derivatives	$4,166	$4,166	$0	$0
PALAC	Apr - June 2016	Sale	Fixed Maturity, Trading Account Assets, Commercial Mortgages, Derivatives and JV/LP Investments	$(6,994)	$(6,872)	$0	$122
Prudential Insurance	Apr - June 2016	Dividend	Fixed Maturity	$(19)	$(19)	$(19)	$0
Prudential Insurance	Apr - June 2016	Sale	Fixed Maturity, Trading Account Assets, Equity Securities, Commercial Mortgages and Derivatives	$(717)	$(703)	$15	$0

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining DAC and related amortization; amortization of DSI; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal matters.

Out of Period Adjustments

As previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2015, during 2015, the Company recorded out of period adjustments resulting in a net decrease of $32 million to "Income (loss) from operations before income taxes" for the year ended December 31, 2015. These adjustments primarily relate to reserve, DAC and related amortization impacts for certain variable annuities products with optional living benefit guarantees. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to any previously reported quarterly or annual financial statements.

Revision to Prior Period Consolidated Financial Statements

In 2016, the Company identified errors in the calculation of reserves for certain individual life products that impacted several line items within our previously issued consolidated financial statements. Prior period amounts have been revised in the Consolidated Financial Statements and related disclosures to correct these errors. In addition, the Company identified errors in the presentation of certain activity related to the Variable Annuities Recapture that impacted several line items within our previously issued Consolidated Statements of Cash Flows. While these items affect the subtotals of cash flows from operating, investing and financing activities, they have no impact on the net increase (decrease) in cash and cash equivalents for the previous reported periods. Prior period amounts to be presented in subsequent quarterly 10-Q filings will be revised. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements. See Note 16 for a more detailed description of the revisions and for comparisons of amounts previously reported to the revised amounts.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. The accounting policies related to each are as follows:

Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual lives of the investments. Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, available-for-sale, at fair value is comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

Commercial mortgage and other loans consists of commercial mortgage loans, agricultural property loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income".

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

The split between the amount of an OTTI recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 4 for additional information regarding DAC.

Deferred Sales Inducements

The Company offers various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these affiliated arrangements see Note 12.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities and real estate related investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”.

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, deferred gain on reinsurance with affiliates and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company’s liability for future policy benefits includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Securities repurchase and resale agreements and securities loaned transactions

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold.

Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms and large banks. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income”; however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 6 for additional information regarding these contracts.

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Asset Administration Fees

The Company receives asset administration fee income on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 14). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other long-term investments”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net".

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company had reinsurance agreements to transfer the risks related to certain of these benefit features to an affiliate, Pruco Re through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net".

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” which charges are recorded in “Realized investment gains (losses), net". The Company amended or entered into multiple reinsurance transactions (see Note 12). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 8 for a discussion of factors considered when evaluating the need for a valuation allowance.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 8 for additional information regarding income taxes.

Recent Accounting Pronouncements

Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification.

The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

There have been no ASU adopted during the current year ended December 31, 2016.

ASU issued but not yet adopted as of the reporting date December 31, 2016

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments are explicitly scoped out of the standard.

January 1, 2018 using one of two retrospective application methods (early adoption permitted beginning January 1, 2017).
                                           The Company plans to adopt the standard on January 1, 2018 using the modified retrospective application.

Given that insurance contracts and financial instruments are explicitly scoped out of the standard, the Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.
January 1, 2018 using the modified retrospective method. The amendments are to be applied prospectively as they relate to equity investments without readily determinable fair value.
The Company’s equity investments, except for those accounted for using the equity method, will generally be carried on the Consolidated Statements of Financial Position at fair value with changes in fair value reported in current earnings. The Company is continuing to assess additional impacts of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASU 2016-02, Leases (Topic 842)
This ASU ensures that assets and liabilities from all outstanding lease contracts are recognized on the balance sheet (with limited exception). The ASU substantially changes a Lessee’s accounting for leases and requires the recording on balance sheet of a right-of-use asset and liability to make lease payments for most leases. A Lessee will continue to recognize expense in its income statement in a manner similar to the requirements under the current lease accounting standard. For Lessors, the standard modifies classification criteria and accounting for sales-type and direct financing leases and requires a Lessor to derecognize the carrying value of the leased asset that is considered to have been transferred to a Lessee and record a lease receivable and residual asset (receivable and residual approach). The standard also eliminates the real estate specific provisions of the current standard (i.e., sale-leaseback).
		January 1, 2019 using the modified retrospective method (with early adoption permitted).	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current other-than-temporary impairment standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method, however prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an other-than-temporary-impairment was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$154,180	$6,593	$33	$160,740	$0
Obligations of U.S. states and their political subdivisions	618,447	14,592	6,553	626,486	0
Foreign government bonds	111,025	2,143	4,386	108,782	0
Public utilities	706,536	33,950	10,519	729,967	0
Redeemable preferred stock	4,136	834	156	4,814	0
All other U.S. public corporate securities	1,802,350	67,908	28,846	1,841,412	(215)
All other U.S. private corporate securities	714,776	14,555	7,702	721,629	(236)
All other foreign public corporate securities	216,428	7,371	4,127	219,672	0
All other foreign private corporate securities	577,761	4,866	33,455	549,172	0
Asset-backed securities(1)	184,414	5,164	562	189,016	(2,534)
Commercial mortgage-backed securities	382,717	5,783	5,829	382,671	0
Residential mortgage-backed securities(2)	80,141	3,355	308	83,188	(274)
Total fixed maturities, available-for-sale	$5,552,911	$167,114	$102,476	$5,617,549	$(3,259)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$16,324	$441	$124	$16,641
Public utilities	66	2	28	40
Industrial, miscellaneous & other	0	75	0	75
Total equity securities, available-for-sale	$16,390	$518	$152	$16,756

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $8 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$87,107	$7,170	$228	$94,049	$0
Obligations of U.S. states and their political subdivisions	602,508	24,219	1,958	624,769	0
Foreign government bonds	70,107	3,094	2,791	70,410	0
Public utilities	790,038	30,862	18,402	802,498	0
Redeemable preferred stock	5,316	1,530	145	6,701	0
All other U.S. public corporate securities	2,138,358	81,905	61,142	2,159,121	(217)
All other U.S. private corporate securities	1,085,345	26,299	13,963	1,097,681	0
All other foreign public corporate securities	270,063	8,230	6,508	271,785	0
All other foreign private corporate securities	784,283	9,933	42,528	751,688	0
Asset-backed securities(1)	431,578	6,203	2,650	435,131	(3,056)
Commercial mortgage-backed securities	396,160	10,614	2,429	404,345	0
Residential mortgage-backed securities(2)	114,943	7,876	65	122,754	(690)
Total fixed maturities, available-for-sale	$6,775,806	$217,935	$152,809	$6,840,932	$(3,963)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$54,543	$256	$3,030	$51,769
Public utilities	66	2	29	39
Industrial, miscellaneous & other	0	165	0	165
Total equity securities, available-for-sale	$54,609	$423	$3,059	$51,973

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $9 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables show the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2016
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$603	$33	$0	$0	$603	$33
Obligations of U.S. states and their political subdivisions	239,146	6,553	0	0	239,146	6,553
Foreign government bonds	81,074	4,055	1,690	331	82,764	4,386
Public utilities	207,226	7,847	21,394	2,672	228,620	10,519
Redeemable preferred stock	0	0	0	156	0	156
All other U.S. public corporate securities	568,763	20,695	73,575	8,151	642,338	28,846
All other U.S. private corporate securities	232,561	6,082	29,071	1,620	261,632	7,702
All other foreign public corporate securities	86,492	3,188	5,433	939	91,925	4,127
All other foreign private corporate securities	236,512	13,604	101,858	19,851	338,370	33,455
Asset-backed securities	37,355	492	49,346	70	86,701	562
Commercial mortgage-backed securities	191,674	5,827	947	2	192,621	5,829
Residential mortgage-backed securities	36,224	302	1,045	6	37,269	308
Total fixed maturities, available-for-sale	$1,917,630	$68,678	$284,359	$33,798	$2,201,989	$102,476
Equity securities, available-for-sale	$0	$0	$2,965	$152	$2,965	$152

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,985	$228	$0	$0	$5,985	$228
Obligations of U.S. states and their political subdivisions	77,756	1,958	0	0	77,756	1,958
Foreign government bonds	44,854	1,940	1,813	851	46,667	2,791
Public utilities	323,086	13,151	26,094	5,251	349,180	18,402
Redeemable preferred stock	0	145	0	0	0	145
All other U.S. public corporate securities	802,158	49,343	61,110	11,799	863,268	61,142
All other U.S. private corporate securities	323,218	12,476	17,103	1,487	340,321	13,963
All other foreign public corporate securities	121,662	5,098	6,079	1,410	127,741	6,508
All other foreign private corporate securities	284,191	14,089	154,791	28,439	438,982	42,528
Asset-backed securities	249,084	1,565	93,675	1,085	342,759	2,650
Commercial mortgage-backed securities	129,765	2,350	4,221	79	133,986	2,429
Residential mortgage-backed securities	18,435	59	1,519	6	19,954	65
Total fixed maturities, available-for-sale	$2,380,194	$102,402	$366,405	$50,407	$2,746,599	$152,809
Equity securities, available-for-sale	$35,869	$2,339	$9,281	$720	$45,150	$3,059

The gross unrealized losses on fixed maturity securities at December 31, 2016 and 2015, were composed of $93.3 million and $133.6 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $9.2 million and $19.2 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2016, the $33.8 million of gross unrealized losses of twelve months or more was concentrated in the energy, finance and utility sectors of the Company’s corporate securities. At December 31, 2015, the $50.4 million of gross unrealized losses of twelve months or more was concentrated in the energy, consumer non-cyclical, utility and finance sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at December 31, 2016 or 2015. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses were primarily attributable to interest rate increases. At December 31, 2016, the Company did not intend to sell these securities, and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

At December 31, 2016, gross unrealized losses related to equity securities representing declines in value of greater than 20% were $0.0 million, all of which had been in that position for more than twelve months. At December 31, 2015, gross unrealized losses related to equity securities representing declines in value of greater than 20% were $0.0 million, none of which had been in that position for more than twelve months. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these equity securities was not warranted at either December 31, 2016 or 2015.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2016, were as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$222,580	$220,785
Due after one year through five years	695,311	713,491
Due after five years through ten years	950,127	941,499
Due after ten years	3,037,621	3,086,899
Asset-backed securities	184,414	189,016
Commercial mortgage-backed securities	382,717	382,671
Residential mortgage-backed securities	80,141	83,188
Total fixed maturities, available-for-sale	$5,552,911	$5,617,549

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities for the years indicated:

	2016	2015	2014
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$833,562	$171,589	$245,618
Proceeds from maturities/repayments(1)	495,969	642,503	656,249
Gross investment gains from sales, prepayments and maturities	94,262	12,496	20,394
Gross investment losses from sales and maturities	(10,475)	(1,528)	(2,704)
Equity securities, available-for-sale:
Proceeds from sales(2)	$34,618	$5,732	$17,873
Gross investment gains from sales	363	400	1,085
Gross investment losses from sales	(1,933)	0	0
Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(3)	$(17,677)	$(1,463)	$(127)
Writedowns for impairments on equity securities	0	(3)	0

(1)	Includes $(1.5) million, $0.4 million and $(5.8) million of non-cash related proceeds for the years ended December 31, 2016, 2015 and 2014, respectively.

(2)
Includes $(0.0) million and $0.0 million of non-cash related proceeds for the years ended December 31, 2015 and 2014. There were no non-cash related proceeds included for the year ended December 31, 2016.

(3)
Excludes the portion of OTTI recorded in OCI representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in OCI. For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts:

	Year Ended December 31,
	2016	2015
	(in thousands)
Balance, beginning of period	$7,041	$8,729
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,294)	(1,719)
Credit loss impairments recognized in the current period on securities not previously impaired	522	0
Additional credit loss impairments recognized in the current period on securities previously impaired	6	71
Increases due to the passage of time on previously recorded credit losses	242	213
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(339)	(253)
Assets transferred to parent and affiliates	(658)	0
Balance, end of period	$5,520	$7,041

Trading Account Assets

The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities	$23,555	$19,558	$50,565	$46,364
Equity securities	11,929	15,770	14,761	18,248
Total trading account assets	$35,484	$35,328	$65,326	$64,612

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $0.6 million, $(3.4) million and $(0.7) million during the years ended December 31, 2016, 2015 and 2014, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans were comprised as follows, as of the dates indicated:

	December 31, 2016		December 31, 2015
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Retail	$243,225	21.1%	$440,767	26.7%
Apartments/Multi-Family	318,667	27.7	445,379	27.0
Industrial	185,682	16.1	254,884	15.4
Office	161,980	14.1	226,332	13.6
Other	124,465	10.8	92,581	5.6
Hospitality	54,597	4.7	85,910	5.2
Total commercial mortgage loans	1,088,616	94.5	1,545,853	93.5
Agricultural property loans	63,323	5.5	106,623	6.5
Total commercial mortgage and agricultural property loans by property type	1,151,939	100.0%	1,652,476	100.0%
Valuation allowance	(1,558)		(2,651)
Total net commercial mortgage and agricultural property loans by property type	1,150,381		1,649,825
Other loans:
Uncollateralized loans	0		8,410
Valuation allowance	0		0
Total net other loans	0		8,410
Total commercial mortgage and other loans	$1,150,381		$1,658,235

The commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in California (23%), Texas (15%), and Illinois (7%)) and included loans secured by properties in Australia and Europe at December 31, 2016.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, was as follows:

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for credit losses, beginning of year	$2,587	$64	$0	$2,651
Addition to (release of) allowance for losses	(1,074)	(19)	0	(1,093)
Charge-offs, net of recoveries	0	0	0	0
Total ending balance	$1,513	$45	$0	$1,558

	December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for credit losses, beginning of year	$4,071	$83	$0	$4,154
Addition to (release of) allowance for losses	(1,484)	(19)	0	(1,503)
Charge-offs, net of recoveries	0	0	0	0
Total ending balance	$2,587	$64	$0	$2,651

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	1,513	45	0	1,558
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$1,513	$45	$0	$1,558
Recorded Investment(1):
Individually evaluated for impairment	$2,528	$0	$0	$2,528
Collectively evaluated for impairment	1,086,088	63,323	0	1,149,411
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$1,088,616	$63,323	$0	$1,151,939

	December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	2,587	64	0	2,651
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$2,587	$64	$0	$2,651
Recorded Investment(1):
Individually evaluated for impairment	$0	$287	$0	$287
Collectively evaluated for impairment	1,545,853	106,336	8,410	1,660,599
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$1,545,853	$106,623	$8,410	$1,660,886

(1)	Recorded investment reflects the carrying value gross of related allowance.

The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans, based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	Debt Service Coverage Ratio - December 31, 2016
	> 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$732,473	$19,844	$0	$752,317
60%-69.99%	267,122	7,515	900	275,537
70%-79.99%	88,811	30,533	0	119,344
80% or greater	4,503	0	238	4,741
Total commercial mortgage and agricultural property loans	$1,092,909	$57,892	$1,138	$1,151,939

	Debt Service Coverage Ratio - December 31, 2015
	> 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$1,004,751	$35,579	$6,762	$1,047,092
60%-69.99%	378,799	4,969	4,016	387,784
70%-79.99%	197,208	12,471	0	209,679
80% or greater	0	2,938	4,983	7,921
Total commercial mortgage and agricultural property loans	$1,580,758	$55,957	$15,761	$1,652,476

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status as of the dates indicated:

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status
	(in thousands)
Commercial mortgage loans	$1,088,616	$0	$0	$0	$1,088,616	$0
Agricultural property loans	63,323	0	0	0	63,323	0
Other loans	0	0	0	0	0	0
Total commercial mortgage and other loans	$1,151,939	$0	$0	$0	$1,151,939	$0

	December 31, 2015
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status
	(in thousands)
Commercial mortgage loans	$1,545,853	$0	$0	$0	$1,545,853	$0
Agricultural property loans	106,336	287	0	0	106,623	0
Other loans	8,410	0	0	0	8,410	0
Total commercial mortgage and other loans	$1,660,599	$287	$0	$0	$1,660,886	$0

(1)	There were no loans accruing interest

See Note 2 for further discussion regarding non-accrual status loans.

For the years ended December 31, 2016 and 2015, there were no commercial mortgage or other loans acquired, other than those through direct origination, nor were there any commercial mortgage or other loans sold. For the year ended December 31, 2016, the Company transferred $631 million of commercial mortgage and other loans to related parties. See Note 1 for additional information.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2016 and 2015, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. For the years ended December 31, 2016 and 2015, there were no new troubled debt restructurings related to commercial mortgage or other loans and no payment defaults on commercial mortgage or other loans that were modified as a troubled debt restructuring within the 12 months preceding. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated:

	2016	2015
	(in thousands)
Company's investment in separate accounts	$34,088	$28,567
Joint ventures and limited partnerships:
Private equity	139,493	140,310
Hedge funds	81,104	130,575
Real estate-related	11,912	9,685
Total joint ventures and limited partnerships	232,509	280,570
Derivatives	77,866	70,100
Total other long-term investments	$344,463	$379,237

As of both December 31, 2016 and 2015, the Company had no significant equity method investments.

Net Investment Income

The following table sets forth net investment income by asset class for the years ended December 31:

	2016	2015	2014
	(in thousands)
Fixed maturities, available-for-sale	$242,351	$269,073	$262,532
Equity securities, available-for-sale	1	2	2
Trading account assets	2,051	2,800	1,018
Commercial mortgage and other loans	58,940	86,354	81,848
Policy loans	62,735	62,304	60,847
Short-term investments and cash equivalents	1,767	1,042	528
Other long-term investments	29,512	17,739	16,962
Gross investment income	397,357	439,314	423,737
Less: investment expenses	(21,407)	(22,727)	(19,719)
Net investment income	$375,950	$416,587	$404,018

The carrying value of non-income producing assets included $0.6 million in fixed maturities as of December 31, 2016. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2016.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2016	2015	2014
	(in thousands)
Fixed maturities	$66,110	$9,505	$17,563
Equity securities	(1,570)	397	1,085
Commercial mortgage and other loans	29,584	1,503	4,644
Joint ventures and limited partnerships	(229)	320	210
Derivatives(1)	664,533	(220,292)	90,556
Short-term investments and cash	21	29	9
Realized investment gains (losses), net	$758,449	$(208,538)	$114,067

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of December 31 for the years indicated:

	2016	2015	2014
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$4,883	$5,196	$5,333
Fixed maturity securities, available-for-sale—all other	59,755	59,930	322,358
Equity securities, available-for-sale	366	(2,636)	619
Derivatives designated as cash flow hedges(1)	40,931	48,271	11,585
Other investments	6,497	6,272	10,015
Net unrealized gains (losses) on investments	$112,432	$117,033	$349,910

(1)	See Note 10 for more information on cash flow hedges.

Securities Lending and Repurchase Agreements

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2016, the Company had $74.8 million of securities lending transactions recorded as "Cash collateral for loaned securities," comprised of $68.0 million in corporate securities and $6.8 million in foreign government bonds, all of which had a remaining contractual maturity that was overnight and continuous. As of December 31, 2016, the Company had $68.9 million of repurchase transactions, all of which were U.S. Treasuries and had remaining contractual maturities that were overnight and continuous. As of December 31, 2015, the Company had $40.3 million of securities lending transactions recorded as "Cash collateral for loaned securities," comprised of $33.3 million in corporate securities and $7.0 million in foreign government bonds. Of the $40.3 million of securities lending transactions, $38.0 million had remaining contractual maturities that were overnight and continuous, while the other $2.3 million had remaining contractual maturities of up to thirty days. As of December 31, 2015, the Company had no repurchase transactions.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. As of December 31 for the years indicated in the table below, the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral as reported in the Consolidated Statements of Financial Position included the following:

	2016	2015
	(in thousands)
Pledged Collateral:
Fixed maturity securities, available-for-sale	$140,810	$38,421
Total securities pledged	$140,810	$38,421
Liabilities Supported by Pledged Collateral:
Cash collateral for loaned securities	$74,976	$40,416
Securities sold under agreements to repurchase	68,904	0
Total liabilities supported by pledged collateral	$143,880	$40,416

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral were securities purchased under agreements to resell. The fair value of this collateral was $58.4 million and $156.0 million at December 31, 2016 and 2015, respectively, none of which had either been sold or repledged.

As of December 31, 2016, fixed maturities and short-term investments of $3.2 million and $0.6 million, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. As of December 31, 2015, fixed maturities of $3.9 million were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31, were as follows:

	2016	2015	2014
	(in thousands)
Balance, beginning of year	$5,129,931	$5,081,938	$5,045,025
Capitalization of commissions, sales and issue expenses	316,828	616,002	626,718
Amortization-Impact of assumption and experience unlocking and true-ups	130,652	112,039	276,743
Amortization-All other	(758,753)	(771,208)	(708,555)
Change in unrealized investment gains and losses	(28,723)	91,160	(67,056)
Other(1)	(3,448,842)	0	(90,937)
Balance, end of year	$1,341,093	$5,129,931	$5,081,938

(1)	Represents ceded DAC upon reinsurance agreements with PALAC and Prudential Insurance in 2016 and PURC in 2014. See Note 1 and Note 12 for additional information.

Prior period amounts in the table above have been revised to correct previously reported amounts. These prior period revisions have also been reflected in the Consolidated Financial Statements. See Note 16 for a more detailed description of the revisions.

5. POLICYHOLDERS’ LIABILITIES

Prior period amounts in the tables below have been revised to correct previously reported amounts. These prior period revisions have also been reflected in the consolidated financial statements. See Note 16 for a more detailed description of the revisions.

Future Policy Benefits

Future policy benefits at December 31 were as follows:

	2016	2015
	(in thousands)
Life insurance – domestic	$9,643,227	$8,277,233
Life insurance – Taiwan	1,240,353	1,163,999
Individual and group annuities and supplementary contracts	548,064	519,462
Other contract liabilities	5,071,616	5,238,061
Total future policy benefits	$16,503,260	$15,198,755

Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 14.8%, with approximately 0.8% of the reserves based on an interest rate in excess of 8.0%.

The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 1.4% to 4.1%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 were as follows:

	2016	2015
	(in thousands)
Interest-sensitive life contracts	$14,593,376	$13,344,332
Individual annuities	2,861,882	2,549,289
Guaranteed interest accounts	310,321	363,332
Other	1,129,314	947,871
Total policyholders’ account balances	$18,894,893	$17,204,824

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.8% to 4.3% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 6.0%. Interest crediting rates range from 0.5% to 8.0% for other.

6. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2016 and 2015, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2016		December 31, 2015
	In the Event of Death(2)	At Annuitization/ Accumulation(1)(2)	In the Event of Death	At Annuitization/ Accumulation(1)
	(in thousands)
Variable Annuity Contracts
Return of net deposits
Account value	$85,056,405	N/A	$79,034,807	N/A
Net amount at risk	$178,806	N/A	$385,773	N/A
Average attained age of contractholders	64 years	N/A	64 years	N/A
Minimum return or contract value
Account value	$20,091,528	$95,908,923	$20,113,504	$89,935,139
Net amount at risk	$2,039,249	$2,875,524	$2,349,232	$2,633,207
Average attained age of contractholders	68 years	65 years	68 years	64 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Includes income and withdrawal benefits as described herein

(2)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

	December 31, 2016	December 31, 2015

	In the Event of Death(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No-lapse guarantees(1)
Separate account value	$3,125,804	$2,907,924
General account value	$6,234,678	$5,449,616
Net amount at risk	$119,838,053	$103,714,953
Average attained age of contractholders	55 years	54 years

(1)	Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PARU.

(2)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2016	December 31, 2015
	(in thousands)
Equity funds	$59,482,605	$59,671,583
Bond funds	36,221,736	33,045,700
Money market funds	6,557,987	3,808,758
Total(1)	$102,262,328	$96,526,041

(1)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

In addition to the above mentioned amounts invested in separate account investment options, $2.9 billion and $2.6 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options as of December 31, 2016 and 2015, respectively. For the years ended December 31, 2016, 2015 and 2014 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

Prior period amounts in the table below have been revised to correct previously reported amounts. These prior period revisions have also been reflected in the Consolidated Financial Statements. See Note 16 for a more detailed description of the revisions.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life(2)	Variable Annuity
	(in thousands)
Balance as of December 31, 2013	$207,854	$1,834,290	$22,454	$(348,400)	$1,716,198
Incurred guarantee benefits(1)	131,594	822,167	17,905	5,342,010	6,313,676
Paid guarantee benefits	(22,079)	(18,192)	(853)	0	(41,124)
Changes in unrealized investment gains and losses(3)	3,848	283,668	175	0	287,691
Balance as of December 31, 2014	321,217	2,921,933	39,681	4,993,610	8,276,441
Incurred guarantee benefits(1)	95,747	538,906	(6,900)	211,825	839,578
Paid guarantee benefits	(34,021)	(21,811)	(1,938)	0	(57,770)
Changes in unrealized investment gains and losses(3)	(6,049)	(193,207)	(225)	0	(199,481)
Balance as of December 31, 2015	376,894	3,245,821	30,618	5,205,435	8,858,768
Incurred guarantee benefits(1)	48,832	746,130	(1,693)	(164,427)	628,842
Paid guarantee benefits	(38,661)	(35,894)	(1,892)	0	(76,447)
Changes in unrealized investment gains and losses	928	102,124	5	0	103,057
Balance as of December 31, 2016	$387,993	$4,058,181	$27,038	$5,041,008	$9,514,220

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

(2)	Includes revision for prior year information related to certain GMDB life products. See Note 16 for additional information.

(3)	Prior period amounts are presented on a basis consistent with the current period presentation.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB features include amounts ceded to affiliates. See Note 12 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements” in the Company’s Consolidated Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in thousands)
Balance as of December 31, 2013	$989,889
Capitalization	9,112
Amortization-Impact of assumption and experience unlocking and true-ups	34,420
Amortization-All other	(194,673)
Change in unrealized investment gains (losses)	(1,957)
Balance as of December 31, 2014	836,791
Capitalization	6,462
Amortization-Impact of assumption and experience unlocking and true-ups	21,829
Amortization-All other	(183,843)
Change in unrealized investment gains (losses)	3,605
Balance as of December 31, 2015	684,844
Capitalization	932
Amortization-Impact of assumption and experience unlocking and true-ups	11,817
Amortization-All other	(144,670)
Change in unrealized investment gains (losses)	(2,802)
Other(1)	(550,121)
Balance as of December 31, 2016	$0

(1)	Represents ceded DSI upon reinsurance agreements with PALAC and Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.

7. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income for the Company, including its subsidiary PLNJ, amounted to $578 million, $593 million and $169 million for the years ended December 31, 2016, 2015 and 2014, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,250 million and $2,796 million at December 31, 2016 and 2015, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $125 million in 2017 without prior approval. The Company paid dividends to Prudential Insurance of $2,593 million, $430 million and $748 million in 2016, 2015 and 2014, respectively.

8. INCOME TAXES

Prior period amounts in the tables below have been revised to correct previously reported amounts. These prior period revisions have also been reflected in the consolidated financial statements. See Note 16 for a more detailed description of the revisions.

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2016	2015	2014
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$(99,443)	$105,992	$112,742
State and local	49	129	0
Total	(99,394)	106,121	112,742
Deferred tax expense (benefit):
U.S. Federal	25,525	(116,762)	24,327
Total	25,525	(116,762)	24,327
Total income tax expense (benefit) from operations	(73,869)	(10,641)	137,069
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	3,322	(61,322)	65,717
Additional paid-in capital	587	(6,560)	(6,507)
Total income tax expense (benefit)	$(69,960)	$(78,523)	$196,279

In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits (“Hedging IDD”). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company applies this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2013. As a result of applying such accounting method in 2014, the Company's 2014 U.S. current tax expense includes a tax benefit of $15 million and a corresponding reduction of deferred tax assets.

The Company’s actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

	2016	2015	2014
	(in thousands)
Expected federal income tax expense	$112,472	$174,077	$320,866
Non-taxable investment income	(146,324)	(161,407)	(152,844)
Tax credits	(30,916)	(24,232)	(32,881)
Domestic production activities deduction, net	(9,488)	0	0
Other	387	921	1,928
Total income tax expense (benefit) from operations	$(73,869)	$(10,641)	$137,069

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as a result, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2015 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. Additionally, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2016	2015
	(in thousands)
Deferred tax assets
Insurance reserves	$148,115	$1,668,038
Other	1,966	1,442
Deferred tax assets	150,081	1,669,480
Deferred tax liabilities
Deferred policy acquisition costs	45,405	1,398,775
Deferred sales inducements	0	239,695
Net unrealized gains on securities	24,949	23,991
Investments	171,303	69,163
Deferred tax liabilities	241,657	1,731,624
Net deferred tax asset (liability)	$(91,576)	$(62,144)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2016 and 2015. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s income (loss) from operations before income taxes includes income (loss) from domestic operations of $321 million, $497 million and $917 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2016	2015	2014
	(in thousands)
Balance at January 1,	$0	$0	$0
Increases in unrecognized tax benefits-prior years	4,744	0	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	4,744	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	0
Balance at December 31,	$9,488	$0	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$9,488	$0	$0

The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).

At December 31, 2016, the Company remains subject to examination in the U.S. for tax years 2009 through 2015.

The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

9. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short-term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents, and certain OTC derivatives.

Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$160,740	$0	$0	$160,740
Obligations of U.S. states and their political subdivisions	0	626,486	0	0	626,486
Foreign government bonds	0	108,782	0	0	108,782
U.S. corporate public securities	0	2,306,409	55,109	0	2,361,518
U.S. corporate private securities	0	851,585	32,699	0	884,284
Foreign corporate public securities	0	221,848	0	0	221,848
Foreign corporate private securities	0	584,268	14,748	0	599,016
Asset-backed securities(5)	0	169,160	19,856	0	189,016
Commercial mortgage-backed securities	0	382,671	0	0	382,671
Residential mortgage-backed securities	0	83,188	0	0	83,188
Subtotal	0	5,495,137	122,412	0	5,617,549
Trading account assets:
Corporate securities	0	19,256	0	0	19,256
Asset-backed securities(5)	0	302	0	0	302
Equity securities	0	0	15,770	0	15,770
Subtotal	0	19,558	15,770	0	35,328
Equity securities, available-for-sale	41	16,640	75	0	16,756
Short-term investments	31,007	5,650	0	0	36,657
Cash equivalents	5,644	1,998	0	0	7,642
Other long-term investments	0	90,884	0	(13,019)	77,865
Reinsurance recoverables	0	0	5,474,263	0	5,474,263
Receivables from parent and affiliates	0	131,144	6,493	0	137,637
Subtotal excluding separate account assets	36,692	5,761,011	5,619,013	(13,019)	11,403,697
Separate account assets(2)	0	116,040,888	0	0	116,040,888
Total assets	$36,692	$121,801,899	$5,619,013	$(13,019)	$127,444,585
Future policy benefits(3)	$0	$0	$5,041,007	$0	$5,041,007
Policyholders' account balances	0	0	20,337	0	20,337
Payables to parent and affiliates	0	12,854	0	(12,854)	0
Total liabilities	$0	$12,854	$5,061,344	$(12,854)	$5,061,344

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$94,049	$0	$0	$94,049
Obligations of U.S. states and their political subdivisions	0	624,769	0	0	624,769
Foreign government bonds	0	70,410	0	0	70,410
U.S. corporate public securities	0	2,635,551	55,003	0	2,690,554
U.S. corporate private securities	0	1,322,213	22,716	0	1,344,929
Foreign corporate public securities	0	275,349	0	0	275,349
Foreign corporate private securities	0	760,869	17,773	0	778,642
Asset-backed securities(5)	0	261,784	173,347	0	435,131
Commercial mortgage-backed securities	0	404,345	0	0	404,345
Residential mortgage-backed securities	0	122,754	0	0	122,754
Subtotal	0	6,572,093	268,839	0	6,840,932
Trading account assets:
Corporate securities	0	44,374	0	0	44,374
Asset-backed securities(5)	0	1,990	0	0	1,990
Equity securities	0	0	18,248	0	18,248
Subtotal	0	46,364	18,248	0	64,612
Equity securities, available-for-sale	39	51,769	165	0	51,973
Short-term investments	18,713	36,093	0	0	54,806
Cash equivalents	50,998	143,927	0	0	194,925
Other long-term investments(4)	0	297,394	5,704	(230,554)	72,544
Reinsurance recoverables	0	0	4,940,011	0	4,940,011
Receivables from parent and affiliates	0	157,625	5,000	0	162,625
Subtotal excluding separate account assets	69,750	7,305,265	5,237,967	(230,554)	12,382,428
Separate account assets(2)(4)	0	108,967,162	0	0	108,967,162
Total assets	$69,750	$116,272,427	$5,237,967	$(230,554)	$121,349,590
Future policy benefits(3)	0	0	$5,205,434	0	$5,205,434
Policyholders' account balances	0	0	0	0	0
Payables to parent and affiliates	0	32,849	0	(32,849)	0
Total liabilities	$0	$32,849	$5,205,434	$(32,849)	$5,205,434

(1)
“Netting” amounts represent cash collateral of $0.2 million and $198 million as of December 31, 2016 and 2015, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
As of December 31, 2016, the net embedded derivative liability position of $5,041 million includes $1,157 million of embedded derivatives in an asset position and $6,198 million of embedded derivatives in a liability position. As of December 31, 2015, the net embedded derivative liability position of $5,205 million includes $655 million of embedded derivatives in an asset position and $5,860 million of embedded derivatives in a liability position.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation, reflecting the adoption of ASU 2015-07.

(5)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2016 and 2015, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets - Trading account assets consist primarily of fixed maturities and equity securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain other long-term investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been revised to conform to the current period presentation. At December 31, 2016 and December 31, 2015, the fair values of these investments, which include certain hedge funds, private equity funds and other funds were $0.9 million and $1 million, respectively, which had been previously classified in Level 3 at December 31, 2015.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs. and these investments have primarily been classified within Level 2.

Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities and mutual funds for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.

Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirements to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain separate account investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been revised to conform to the current period presentation. At December 31, 2016 and December 31, 2015, the fair values of separate account assets excluded from the fair value hierarchy, which include investments in real estate and other invested assets, were $566 million and $383 million, respectively, which had been previously classified in Level 3 at December 31, 2015.

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (see Note 12). Under this agreement, the Company pays a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in “Reinsurance recoverables”. The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that are attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates.

Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of future expected rider fees attributable to the living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual contractholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the contractholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

Policyholders' account balances – The liability for policyholders' account balances is related to certain embedded derivative instruments associated with certain policyholders' account balances. The fair values are determined consistent with similar derivative instruments described above under "Derivative Instruments".

Transfers between Levels 1 and 2 - Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the years ended December 31, 2016 and 2015, there were no transfers between Level 1 and Level 2.

Level 3 Assets and Liabilities by Price Source - The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2016
	Internal(1)	External(2)	Total
	(in thousands)
Corporate securities(3)	$45,715	$56,841	$102,556
Asset-backed securities(4)	55	19,801	19,856
Equity securities	3,014	12,831	15,845
Other long-term investments	0	0	0
Reinsurance recoverables	5,474,263	0	5,474,263
Receivables from parent and affiliates	0	6,493	6,493
Total assets	$5,523,047	$95,966	$5,619,013
Future policy benefits	$5,041,007	$0	$5,041,007
Policyholders' account balances	20,337	0	20,337
Total liabilities	$5,061,344	$0	$5,061,344

	As of December 31, 2015(5)
	Internal(1)	External(2)	Total
	(in thousands)
Corporate securities(3)	$40,492	$55,000	$95,492
Asset-backed securities(4)	158	173,189	173,347
Equity securities	165	18,248	18,413
Other long-term investments	3,260	2,444	5,704
Reinsurance recoverables	4,940,011	0	4,940,011
Receivables from parent and affiliates	0	5,000	5,000
Total assets	$4,984,086	$253,881	$5,237,967
Future policy benefits	$5,205,434	$0	$5,205,434
Policyholders' account balances	0	0	0
Total liabilities	$5,205,434	$0	$5,205,434

(1)
Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)    Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
(3)     Includes assets classified as fixed maturities available-for-sale.
(4)    Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(5)    Prior period amounts are presented on a basis consistent with the current period presentation, reflecting the adoption of ASU 2015-07.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(12)	$45,715	Discounted cash flow	Discount rate	4.54%		15.00%		8.06%		Decrease
		Market comparables	EBITDA multiples(2)	4.0	X	4.0	X	4.0	X	Increase
		Liquidation	Liquidation value	98.21%		98.21%		98.21%		Increase
Reinsurance recoverables - Living Benefits	$5,041,262	Fair values are determined in the same manner as future policy benefits
Reinsurance recoverables - No Lapse Guarantee	$433,001	Discounted cash flow	Lapse rate(3)	0%		12%				Decrease
			NPR spread(4)	0.25%		1.50%				Decrease
			Mortality rate(5)	0%		31%				Decrease
			Premium payment(6)	0.65	X	0.95	X			Decrease
Liabilities:
Future policy benefits(7)	$5,041,007	Discounted cash flow	Lapse rate(8)	0%		13%				Decrease
			NPR spread(4)	0.25%		1.50%				Decrease
			Utilization rate(9)	52%		96%				Increase
			Withdrawal rate	See table footnote (10) below
			Mortality rate(11)	0%		14%				Decrease
			Equity volatility curve	16%		25%				Increase

	As of December 31, 2015
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(12)	$40,492	Discounted cash flow	Discount rate	5.76%		17.95%		8.35%		Decrease
		Market comparables	EBITDA multiples(2)	5.0	X	5.0	X	5.0	X	Increase
Reinsurance recoverables - Living Benefits	$4,600,193	Fair values are determined in the same manner as future policy benefits
Reinsurance recoverables - No Lapse Guarantee	$339,818	Discounted cash flow	Lapse rate(3)	0%		12%				Decrease
			NPR spread(4)	0.06%		1.76%				Decrease
			Mortality rate(5)	0%		20%				Decrease
			Premium payment(13)	1.00	X	3.75	X			Decrease
Liabilities:
Future policy benefits(7)	$5,205,434	Discounted cash flow	Lapse rate(8)	0%		14%				Decrease
			NPR spread(4)	0.06%		1.76%				Decrease
			Utilization rate(9)	56%		96%				Increase
			Withdrawal rate(10)	74%		100%				Increase
			Mortality rate(11)	0%		14%				Decrease
			Equity volatility curve	17%		28%				Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)	For universal life, lapse rates vary based on funding level and other factors. Rates are set to zero when the no lapse guarantee is fully funded and the cash value is zero.

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(5)	Universal life mortality rates are adjusted based on underwriting information. A mortality improvement assumption is also incorporated into the projection.

(6)
For universal life, policyholders are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as "X"). The multiples vary by funding level and policy duration. If the resulting premium in any duration is smaller than the minimum annual premium required to maintain the no-lapse guarantee, policyholders are assumed to pay the minimum annual premium. Policyholders are assumed to stop premium payments once the no-lapse guarantee is fully funded. The range shown as of December 31, 2016 excludes multiples for the first duration since all contracts are beyond the first duration. Assumption ranges for prior periods included first duration multiples.

(7)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(8)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(9)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(10)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2016, the minimum withdrawal assumption rate is 78% and the maximum withdrawal assumption rate may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(11)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

(12)	Includes assets classified as fixed maturities available-for-sale.

(13)
For universal life, premium payment assumptions vary by funding level. Some policies are assumed to pay the minimum premium required to maintain the no lapse guarantee. Other policies are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as “X”). Policyholders are assumed to stop premium payments once the no lapse guarantee is fully funded.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data, and actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2016
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset- Backed Securities(6)	Commercial Mortgage-Backed Securities	Trading Account Assets - Asset Backed Securities	Trading Account Assets - Equity Securities
	(in thousands)
Fair value, beginning of period	$55,003	$22,716	$0	$17,773	$173,347	$0	$0	$18,248
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(5)	0	58	0	(335)	(891)	0	0	0
Asset management fees and other income	0	0	0	0	0	0	(32)	192
Included in other comprehensive income (loss)	88	237	0	(1,343)	158	0	0	0
Net investment income	1	77	0	(24)	149	0	0	0
Purchases	0	5,239	0	220	21,473	0	0	0
Sales	0	(7,979)	0	(1,949)	(44,486)	0	0	(5,930)
Issuances	0	0	0	0	0	0	0	0
Settlements	(19)	(2,984)	0	(7,725)	(1,071)	0	(527)	0
Transfers into Level 3(1)	2,643	19,034	0	8,204	48,957	0	0	0
Transfers out of Level 3(1)	(2,607)	(3,699)	0	(73)	(177,780)	0	0	0
Other(3)	0	0	0	0	0	0	559	3,260
Fair value, end of period	$55,109	$32,699	$0	$14,748	$19,856	$0	$0	$15,770
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$(510)	$0	$(50)	$(1,378)	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0	$(769)

		Year Ended December 31, 2016
	Equity Securities, Available-for-Sale	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
		(in thousands)
Fair value, beginning of period	$165	$5,704	$4,940,011	$5,000	$(5,205,434)	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(5)	0	0	(281,009)	(13)	975,823	(8,463)
Asset management fees and other income	0	0	0	0	0	0
Included in other comprehensive income (loss)	(90)	0	0	16	0	0
Net investment income	0	(67)	0	0	0	0
Purchases	0	102	815,261	6,500	0	0
Sales	0	0	0	(1,987)	0	0
Issuances	0	0	0	0	(811,396)	0
Settlements	0	0	0	0	0	(5,972)
Transfers into Level 3(1)	0	0	0	0	0	0
Transfers out of Level 3(1)	0	(2,479)	0	(2,464)	0	0
Other(3)	0	(3,260)	0	(559)	0	(5,902)
Fair value, end of period	$75	$0	$5,474,263	$6,493	$(5,041,007)	$(20,337)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$4,326,977	$0	$866,386	$(8,463)
Asset management fees and other income	$0	$0	$0	$0	$0	$0

	Year Ended December 31, 2015(4)
	Fixed Maturities, Available-for-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset- Backed Securities (6)	Commercial Mortgage - Backed Securities	Trading Account Assets - Asset Backed Securities	Trading Account Assets- Equity Securities
	(in thousands)
Fair value, beginning of period	$61,092	$14,539	$0	$9,170	$100,217	$0	$0	$5,540
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(448)	0	(1,085)	42	0	0	0
Asset management fees and other income	0	0	0	0	0	0	0	2,207
Included in other comprehensive income (loss)	(46)	(590)	14	884	(939)	0	0	0
Net investment income	(2)	26	0	6	52	0	0	0
Purchases	1,901	19,363	973	5,685	112,250	0	0	0
Sales	0	(6,038)	0	(69)	(40,130)	0	0	0
Issuances	0	0	0	0	0	0	0	0
Settlements	(160)	(7,812)	0	(8,667)	(2,362)	0	0	(1,500)
Transfers into Level 3(1)	704	4,092	0	11,849	90,687	0	0	0
Transfers out of Level 3(1)	(8,486)	(416)	(987)	0	(86,470)	0	0	0
Other(3)	0	0	0	0	0	0	0	12,001
Fair value, end of period	$55,003	$22,716	$0	$17,773	$173,347	$0	$0	$18,248
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$(357)	$0	$(1,035)	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0	$2,162

		Year Ended December 31, 2015(4)
	Equity Securities, Available-for-Sale	Other Long-term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
		(in thousands)
Fair value, beginning of period	$750	$595	$4,897,545	$19,203	$(4,993,611)	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	337	1,912	(635,006)	0	505,416	0
Asset management fees and other income	0	0	0	0	0	0
Included in other comprehensive income (loss)	(245)	0	0	(17)	0	0
Net investment income	0	0	0	0	0	0
Purchases	0	3,395	677,472	0	0	0
Sales	0	(168)	0	0	0	0
Issuances	0	0	0	0	(717,239)	0
Settlements	(677)	0	0	0	0	0
Transfers into Level 3(1)	0	0	0	6,448	0	0
Transfers out of Level 3(1)	0	(30)	0	(20,634)	0	0
Other	0	0	0	0	0	0
Fair value, end of period	$165	$5,704	$4,940,011	$5,000	$(5,205,434)	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$1,744	$(482,828)	$0	$381,057	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2014, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2014.

	Year Ended December 31, 2014(4)
	Fixed Maturities, Available-for-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset- Backed Securities (6)	Commercial Mortgage- Backed Securities	Trading Account Assets - Asset Backed Securities	Trading Account Assets- Equity Securities
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$2	$798	$0	$592	$142	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0	$1,424
Included in other comprehensive income (loss)	$227	$757	$0	$(1,129)	$(348)	$(2)	$0	$0
Net investment income	$(4)	$18	$0	$58	$80	$0	$0	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$(101)	$0	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0	$1,426

		Year Ended December 31, 2014(4)
	Equity Securities, Available-for-Sale	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
		(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$168	$4,683,691	$0	$(4,690,021)	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0
Included in other comprehensive income (loss)	$246	$0	$0	$(121)	$0	$0
Net investment income	$0	$0	$0	$0	$0	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$168	$4,672,815	$0	$(4,679,851)	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0

(1)	Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfer occurs for any such assets still held at the end of the quarter.

(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3)	Other primarily represents reclassifications of certain assets and liabilities between reporting categories.

(4)	Prior period amounts have been reclassified to conform to current period presentation, including the adoption of ASU 2015-07.

(5)
Realized investment gains (losses) on Future Policy Benefits and Reinsurance Recoverables primarily represents the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 1 for impacts to Realized investment gains (losses) related to the Variable Annuities Recapture.

(6)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2016(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,181,582	$1,181,582	$1,150,381
Policy loans	0	0	1,166,456	1,166,456	1,166,456
Cash and cash equivalents	30,149	58,366	0	88,515	88,515
Accrued investment income	0	87,322	0	87,322	87,322
Receivables from parent and affiliates	0	76,315	0	76,315	76,315
Other assets	0	37,969	0	37,969	37,969
Total assets	$30,149	$259,972	$2,348,038	$2,638,159	$2,606,958
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,129,378	$253,007	$1,382,385	$1,386,099
Securities sold under agreements to repurchase	0	68,904	0	68,904	68,904
Cash collateral for loaned securities	0	74,976	0	74,976	74,976
Short-term debt to affiliates	0	0	0	0	0
Long-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	73,628	0	73,628	73,628
Other liabilities	0	305,969	0	305,969	305,969
Total liabilities	$0	$1,652,855	$253,007	$1,905,862	$1,909,576

	December 31, 2015(1)
	Fair Value				Carrying Amount (2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$8,540	$1,701,951	$1,710,491	$1,658,235
Policy loans	0	0	1,143,303	1,143,303	1,143,303
Cash and cash equivalents	19,297	156,064	0	175,361	175,361
Accrued investment income	0	100,031	0	100,031	100,031
Receivables from parent and affiliates	0	65,628	0	65,628	65,628
Other assets	0	6,162	0	6,162	6,162
Total assets	$19,297	$336,425	$2,845,254	$3,200,976	$3,148,720
Liabilities:
Policyholders’ account balances - investment contracts	$0	$947,853	$236,891	$1,184,744	$1,190,596
Securities sold under agreements to repurchase	0	0	0	0	0
Cash collateral for loaned securities	0	40,416	0	40,416	40,416
Short-term debt to affiliates	0	180,105	0	180,105	180,000
Long-term debt to affiliates	0	1,227,110	0	1,227,110	1,204,000
Payables to parent and affiliates	0	72,791	0	72,791	72,791
Other liabilities	0	343,089	0	343,089	343,089
Total liabilities	$0	$2,811,364	$236,891	$3,048,255	$3,030,892

(1)
Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain other long-term investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been conformed to the current period presentation. At December 31, 2016 and December 31, 2015, the fair values of these cost method investments were $35 million and $27 million, respectively, which had been previously classified in Level 3 at December 31, 2015. The carrying values of these investments were $32 million and $26 million as of December 31, 2016 and December 31, 2015, respectively.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies and their timing for the loans, prevailing interest rates and credit risk.

Policy Loans

The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset or liability approximates fair value as they equal the amount of cash collateral received or paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

10. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See "Credit Derivatives" below for a discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company sells variable annuity products which may include guaranteed benefit features that are accounted for as embedded derivatives. Related to these embedded derivatives, the Company has entered into reinsurance agreements to transfer the risk associated with certain benefit features to affiliates, PALAC and Prudential Insurance. See Note 1 for additional information on the change to the reinsurance agreements effective April 1, 2016.

Additionally, the Company has entered into a reinsurance agreement with Union Hamilton Reinsurance, Ltd. ("Union Hamilton"), an external counterparty. The Company also reinsures a portion of the no-lapse guarantee provision on certain universal life products to an affiliate, UPARC.

These embedded derivatives and reinsurance agreements, which are derivatives and accounted for in the same manner as the embedded derivatives, are carried at fair value and are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models as described in Note 9.

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying, excluding embedded derivatives and associated reinsurance recoverables which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2016			December 31, 2015
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Currency Swaps	$435,602	$44,040	$(1,835)	$529,128	$50,877	$(1,385)
Total Qualifying Hedges	$435,602	$44,040	$(1,835)	$529,128	$50,877	$(1,385)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$101,076	$8,215	$0	$3,159,400	$203,313	$(8,605)
Foreign Currency
Foreign Currency Forwards	13,447	216	(20)	3,722	39	(15)
Credit
Credit Default Swaps	3,000	0	(281)	7,275	268	(222)
Currency/Interest Rate
Foreign Currency Swaps	56,626	7,789	(211)	122,425	17,079	(71)
Equity
Total Return Swaps	0	0	0	542,294	411	(10,451)
Equity Options	649,807	30,624	(10,507)	25,345,369	28,668	(12,100)
Total Non-Qualifying Hedges	$823,956	$46,844	$(11,019)	$29,180,485	$249,778	$(31,464)
Total Derivatives (1)	$1,259,558	$90,884	$(12,854)	$29,709,613	$300,655	$(32,849)

(1)	Excludes embedded derivatives and related reinsurance recoverables which contain multiple underlyings.

The fair value of the embedded derivatives, included in "Future policy benefits," was a net liability of $5,041 million and $5,205 million as of December 31, 2016 and December 31, 2015, respectively. The fair value of the related reinsurance recoverables, included in "Reinsurance recoverables," was an asset of $5,474 million and $4,940 million as of December 31, 2016 and December 31, 2015, respectively. Of these reinsurance recoverables, the fair value related to the living benefit guarantees was an asset of $5,041 million and $4,593 million from PALAC and Prudential Insurance, and an asset of $0 million and $7 million from Union Hamilton as of December 31, 2016 and December 31, 2015, respectively, and the fair value related to the no-lapse guarantee was an asset of $433 million and $340 million from UPARC as of December 31, 2016 and December 31, 2015, respectively. See Note 12 for additional information on these reinsurance agreements.

The fair value of the embedded derivatives, included in "Policyholders' account balances," was a net liability of $20 million and $6 million as of December 31, 2016 and December 31, 2015, respectively. There was no related reinsurance recoverable.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$90,877	$(13,019)	$77,858	$(77,858)	$0
Securities purchased under agreements to resell	58,366	0	58,366	(58,366)	0
Total Assets	$149,243	$(13,019)	$136,224	$(136,224)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$12,854	$(12,854)	$0	$0	$0
Securities sold under agreements to repurchase	68,904	0	68,904	(68,904)	0
Total Liabilities	$81,758	$(12,854)	$68,904	$(68,904)	$0

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$297,371	$(230,554)	$66,817	$(15,157)	$51,660
Securities purchased under agreements to resell	156,064	0	156,064	(156,064)	0
Total Assets	$453,435	$(230,554)	$222,881	$(171,221)	$51,660
Offsetting of Financial Liabilities:
Derivatives(1)	$32,849	$(32,849)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$32,849	$(32,849)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$4,055	$1,638	$(7,340)
Total qualifying hedges	0	4,055	1,638	(7,340)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	186,419	0	0	0
Currency	1,657	0	0	0
Currency/Interest Rate	8,960	0	(15)	0
Credit	(535)	0	0	0
Equity	350	0	0	0
Embedded Derivatives	467,682	0	0	0
Total non-qualifying hedges	664,533	0	(15)	0
Total	$664,533	$4,055	$1,623	$(7,340)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$3,297	$1,879	$36,686
Total qualifying hedges	0	3,297	1,879	36,686
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	77,158	0	0	0
Currency	211	0	0	0
Currency/Interest Rate	11,533	0	209	0
Credit	90	0	0	0
Equity	(35,276)	0	0	0
Embedded Derivatives	(274,008)	0	0	0
Total non-qualifying hedges	(220,292)	0	209	0
Total	$(220,292)	$3,297	$2,088	$36,686

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$1,027	$908	$16,286
Total qualifying hedges	0	1,027	908	16,286
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	350,946	0	0	0
Currency	86	0	0	0
Currency/Interest Rate	14,344	0	126	0
Credit	2	0	0	0
Equity	(65,424)	0	0	0
Embedded Derivatives	(209,398)	0	0	0
Total non-qualifying hedges	90,556	0	126	0
Total	$90,556	$1,027	$1,034	$16,286

(1)	Amounts deferred in AOCI.

For the years ended December 31, 2016, 2015 and 2014, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2013	$(4,701)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	22,880
Amount reclassified into current period earnings	(6,594)
Balance, December 31, 2014	11,585
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	40,972
Amount reclassified into current period earnings	(4,286)
Balance, December 31, 2015	48,271
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	575
Amount reclassified into current period earnings	(7,915)
Balance, December 31, 2016	$40,931

Using December 31, 2016 values, it is estimated that a pre-tax gain of approximately $5 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2017, offset by amounts pertaining to the hedged items. As of December 31, 2016, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 19 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” within OCI in the Consolidated Statements of Operations and Comprehensive Income.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2016 and December 31, 2015.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $3 million and $7 million as of December 31, 2016 and December 31, 2015, respectively, reported at fair value as a liability $0.3 million as of December 31, 2016 and an asset of $0.0 million as of December 31, 2015.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparties to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparties’ credit spread is applied to OTC derivative net asset positions.

11. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund commercial loans. As of December 31, 2016 and 2015, the outstanding balances on these commitments were $49 million and $62 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2016 and 2015, $133 million and $131 million, respectively, of these commitments were outstanding.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2016, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $30 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Wells Fargo MyTerm Sales
In December 2016, Prudential Financial announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Prudential Financial-initiated review of how the product was being sold through Wells Fargo. Prudential Financial has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial's total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million.

Prudential Financial has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the New Jersey Department of Banking and Insurance ("NJDOBI"), state attorneys general and federal legislators, and is responding to these requests. Prudential Financial has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is described below. Prudential Financial may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. Prudential Financial has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties.

Alex Perea v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company

In December 2016, a putative class action complaint entitled Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint: (1) alleges that Defendants conspired with Wells Fargo to sell a life insurance product to Wells Fargo customers without their knowledge or consent and violated federal law (Racketeer Influenced and Corrupt Organizations Act (RICO)) and New Jersey law (Consumer Fraud Act), and (2) seeks injunctive relief, compensatory damages, exemplary and statutory penalties, treble damages, interest and attorneys’ fees and costs. In January 2017, plaintiff filed an amended complaint in the United States District Court for the District of New Jersey, alleging the same claims contained in the Complaint. In February 2017, the Amended Complaint was withdrawn with prejudice.

Escheatment Litigation

State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company

In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of the Company to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, the Company filed motions to dismiss the complaints. In December 2013, the Court granted the Company’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied defendants’ rehearing petition. In November 2015, the Company filed its answers.

Escheatment Audit and Claims Settlement Practices Market Conduct Exam

In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

Securities Lending Matter

In 2016, Prudential Financial self-reported to the United States Securities and Exchange Commission (“SEC"), and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities for certain separate account investments. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial intends to complete the remediation process. The remediation plan remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

12. REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), UPARC, Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), PURC, Prudential Term Reinsurance Company (“Term Re”), PALAC, its parent company Prudential Insurance, third parties, and participated in reinsurance with its affiliate Pruco Re through March 31, 2016. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, facilitate its capital market hedging program, and align accounting methodology for the assets and liabilities of living benefit guarantees contained in annuities contracts. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. The Company has also entered into an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 10 for additional information related to the accounting for embedded derivatives.

Prior period amounts in the tables below have been revised to correct previously reported amounts. These prior period revisions have also been reflected in the Consolidated Financial Statements. See Note 16 for a more detailed description of the revisions.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2016	2015
	(in thousands)
Reinsurance recoverables	$28,674,226	$22,691,491
Policy loans	(87,112)	(75,697)
Deferred policy acquisition costs	(6,482,889)	(2,158,121)
Deferred sales inducements	(615,117)	0
Other assets(1)	226,347	35,616
Policyholders’ account balances	4,978,859	5,020,230
Future policy benefits	2,833,327	2,380,215
Other liabilities(2)	410,376	516,525

(1)	"Other assets" includes $0.1 million and $0.0 million of unaffiliated activity as of December 31, 2016 and 2015, respectively.

(2)	"Other liabilities" includes $28 million and $22 million of unaffiliated activity as of December 31, 2016 and 2015, respectively.

The reinsurance recoverables by counterparty are broken out below:

	December 31, 2016	December 31, 2015
	(in thousands)
PAR U	$10,514,125	$9,867,902
PALAC	7,706,860	0
PURC	3,153,449	2,324,163
PARCC	2,589,397	2,563,300
PAR Term	1,403,738	1,226,749
Prudential of Taiwan	1,246,241	1,169,664
Prudential Insurance	976,652	226,926
Term Re	593,084	298,002
UPARC	467,904	376,660
Pruco Re	0	4,594,412
Unaffiliated	22,776	43,713
Total reinsurance recoverables	$28,674,226	$22,691,491

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, were as follows:

	2016	2015	2014
	(in thousands)
Premiums:
Direct	$1,621,531	$1,519,992	$1,408,833
Assumed(1)	359	0	0
Ceded	(2,447,832)	(1,442,358)	(1,342,627)
Net premiums	(825,942)	77,634	66,206
Policy charges and fee income:
Direct	2,804,446	2,933,271	2,754,115
Assumed	533,648	434,560	477,921
Ceded(2)	(2,550,899)	(1,211,444)	(1,160,997)
Net policy charges and fee income	787,195	2,156,387	2,071,039
Net investment income:
Direct	378,969	419,357	406,620
Assumed	1,411	1,394	1,362
Ceded	(4,430)	(4,164)	(3,964)
Net investment income	375,950	416,587	404,018
Asset administration fees:
Direct	310,178	362,321	377,127
Assumed	0	0	0
Ceded	(225,735)	0	0
Net asset administration fees	84,443	362,321	377,127
Other income:
Direct	50,475	44,223	49,891
Assumed(3)	(161)	0	0
Ceded	21	0	0
Amortization of reinsurance income	(19,228)	11,292	7,936
Net other income	31,107	55,515	57,827
Realized investment gains (losses), net:
Direct	1,263,088	571,702	(4,375,107)
Assumed	0	0	0
Ceded(4)	(504,639)	(780,240)	4,489,174
Realized investment gains (losses), net	758,449	(208,538)	114,067
Policyholders’ benefits (including change in reserves):
Direct	2,456,262	2,064,906	1,863,078
Assumed	596,196	541,371	792,616
Ceded(5)	(3,312,658)	(2,307,127)	(2,301,997)
Net policyholders’ benefits (including change in reserves)	(260,200)	299,150	353,697
Interest credited to policyholders’ account balances:
Direct	413,328	477,667	459,982
Assumed	131,953	124,954	117,725
Ceded	(244,061)	(228,410)	(209,392)
Net interest credited to policyholders’ account balances	301,220	374,211	368,315
Net reinsurance expense allowances, net of capitalization and amortization(6)	(840,010)	(354,372)	(390,531)

(1)	"Premiums assumed" includes $0.4 million, $0.0 million and $0.0 million of unaffiliated activity for the years ended December 31, 2016, 2015 and 2014, respectively.

(2)	"Policy charges ceded" includes $(4) million of unaffiliated activity for each of the years ended December 31, 2016, 2015 and 2014.

(3)	"Other income assumed" includes $(0.2) million, $0.0 million and $0.0 million of unaffiliated activity for the years ended December 31, 2016, 2015 and 2014, respectively.

(4)	"Realized investment gains (losses), net ceded" includes $(30) million, $2 million and $0.0 million of unaffiliated activity for the years ended December 31, 2016, 2015 and 2014, respectively.

(5)
"Policyholders' benefits (including change in reserves) ceded" includes $5 million, $(14) million and $3 million of unaffiliated activity for the years ended December 31, 2016, 2015 and 2014, respectively.

(6)	Prior period amounts have been corrected to exclude non-reinsurance expenses.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2016	2015	2014
	(in thousands)
Direct gross life insurance face amount in force	$827,832,976	$770,427,543	$709,800,479
Assumed gross life insurance face amount in force	42,566,514	43,552,313	44,519,176
Reinsurance ceded	(805,796,078)	(752,647,594)	(694,659,804)
Net life insurance face amount in force	$64,603,412	$61,332,262	$59,659,851

Information regarding significant affiliated reinsurance arrangements is described below.

PALAC

Effective April 1, 2016, the Company entered into a reinsurance agreement with PALAC, to reinsure its variable annuity base contracts, along with the living benefit guarantees, excluding business reinsured externally, and the PLNJ business, which was reinsured to Prudential Insurance. See Note 1 for additional information related to the Variable Annuities Recapture.

PAR U

Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011.

Effective July 1, 2011, PLNJ reinsures an amount equal to 95% of all the risks associated with its universal life policies with PAR U.

On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.

PURC

Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 with PURC.
Effective July 1, 2014, the agreement between Pruco Life and PURC was amended to reinsure policies with effective dates from January 1, 2013 through December 31, 2013. Under the amended agreement, PURC reinsures an amount equal to 70% of all risks associated with Universal Protector policies having no-lapse guarantees as well as Universal Plus policies.

Effective January 1, 2014, Pruco Life entered into an automatic coinsurance agreement with PURC to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as Universal Plus policies, with effective dates on or after January 1, 2014.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.

PAR Term

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.

Prudential of Taiwan

On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.

Effective April 1, 2016, PLNJ entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. See Note 1 for additional information related to the Variable Annuities Recapture.

UPARC

Pruco Life reinsures Universal Protector policies having no-lapse guarantees with effective dates prior to January 1, 2013 with UPARC. UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective January 1, 2014, the agreement between Pruco Life and UPARC to reinsure Universal Protector policies having no-lapse guarantees was amended for policies with effective dates on or after January 1, 2014. Under the amended agreement, UPARC will no longer reinsure Universal Protector policies having no-lapse guarantees.

Effective July 1, 2014, the agreement between Pruco Life and UPARC to reinsure Universal Protector policies having no-lapse guarantees was further amended for policies with effective dates January 1, 2013 through December 31, 2013. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Term Re

The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.

Pruco Re

Through March 31, 2016, the Company, including its wholly-owned subsidiary PLNJ, entered into various automatic coinsurance agreements with Pruco Re to reinsure its living benefit features sold on certain of its annuities. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture.

Information regarding significant third party reinsurance arrangements is described below.

Union Hamilton

Effective April 1, 2015, the Company, excluding its subsidiaries, entered into an agreement with Union Hamilton, an external counterparty, to reinsure approximately 50% of the Prudential Premier® Retirement Variable Annuity with Highest Daily Lifetime Income (“HDI”) v.3.0 business, a guaranteed benefit feature. This reinsurance agreement covered most new HDI v.3.0 variable annuity business issued between April 1, 2015 and December 31, 2016 on a quota share basis, with Union Hamilton’s cumulative quota share amounting to $2.9 billion of new rider premiums as of December 31, 2016. Reinsurance on business subject to this agreement remains in force over the lives of the underlying annuity contracts. New business written subsequent to December 31, 2016 is not covered by external reinsurance. These guaranteed benefit features are accounted for as embedded derivatives.

13. EQUITY

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, were as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2013	$403	$56,243	$56,646
Change in other comprehensive income before reclassifications	(723)	207,134	206,411
Amounts reclassified from AOCI	0	(18,649)	(18,649)
Income tax benefit (expense)	253	(65,970)	(65,717)
Balance, December 31, 2014	$(67)	$178,758	$178,691
Change in other comprehensive income before reclassifications	(507)	(164,799)	(165,306)
Amounts reclassified from AOCI	0	(9,902)	(9,902)
Income tax benefit (expense)	177	61,145	61,322
Balance, December 31, 2015	$(397)	$65,202	$64,805
Change in other comprehensive income before reclassifications	(8)	74,040	74,032
Amounts reclassified from AOCI	0	(64,540)	(64,540)
Income tax benefit (expense)	3	(3,325)	(3,322)
Balance, December 31, 2016	$(402)	$71,377	$70,975

(1)	Includes cash flow hedges of $41 million, $48 million, and $12 million as of December 31, 2016, 2015 and 2014, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$7,915	$4,286	$6,594
Net unrealized investment gains (losses) on available-for-sale securities(4)	56,625	5,616	12,055
Total net unrealized investment gains (losses)	64,540	9,902	18,649
Total reclassifications for the period	$64,540	$9,902	$18,649

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2013	$4,498	$(3,324)	$1,819	$(1,079)	$1,914
Net investment gains (losses) on investments arising during the period	996	0	0	(348)	648
Reclassification adjustment for (gains) losses included in net income	(161)	0	0	56	(105)
Reclassification adjustment for OTTI losses excluded from net income(1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	786	0	(275)	511
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(591)	206	(385)
Balance, December 31, 2014	$5,333	$(2,538)	$1,228	$(1,440)	$2,583
Net investment gains (losses) on investments arising during the period	107	0	0	(37)	70
Reclassification adjustment for (gains) losses included in net income	(251)	0	0	88	(163)
Reclassification adjustment for OTTI losses excluded from net income(1)	7	0	0	(2)	5
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	1,188	0	(416)	772
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(114)	40	(74)
Balance, December 31, 2015	$5,196	$(1,350)	$1,114	$(1,767)	$3,193
Net investment gains (losses) on investments arising during the period	1,238	0	0	(433)	805
Reclassification adjustment for (gains) losses included in net income	(1,107)	0	0	387	(720)
Reclassification adjustment for OTTI losses excluded from net income(1)	(444)	0	0	155	(289)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(209)	0	73	(136)
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	165	(58)	107
Balance, December 31, 2016	$4,883	$(1,559)	$1,279	$(1,643)	$2,960

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Balances are net of reinsurance.

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2013	$123,153	$(43,030)	$3,293	$(29,087)	$54,329
Net investment gains (losses) on investments arising during the period	239,912	0	0	(83,969)	155,943
Reclassification adjustment for (gains) losses included in net income	(18,488)	0	0	6,471	(12,017)
Reclassification adjustment for OTTI losses excluded from net income(1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(69,799)	0	24,430	(45,369)
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	35,829	(12,540)	23,289
Balance, December 31, 2014	$344,577	$(112,829)	$39,122	$(94,695)	$176,175
Net investment gains (losses) on investments arising during the period	(223,082)	0	0	78,078	(145,004)
Reclassification adjustment for (gains) losses included in net income	(9,651)	0	0	3,378	(6,273)
Reclassification adjustment for OTTI losses excluded from net income(1)	(7)	0	0	2	(5)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	93,577	0	(32,752)	60,825
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(36,475)	12,766	(23,709)
Balance, December 31, 2015	$111,837	$(19,252)	$2,647	$(33,223)	$62,009
Net investment gains (losses) on investments arising during the period	(70,379)	0	0	24,633	(45,746)
Reclassification adjustment for (gains) losses included in net income	65,647	0	0	(22,976)	42,671
Reclassification adjustment for OTTI losses excluded from net income(1)	444	0	0	(155)	289
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	2,017	0	(706)	1,311
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	12,127	(4,244)	7,883
Balance, December 31, 2016	$107,549	$(17,235)	$14,774	$(36,671)	$68,417

(1)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(3)	Balances are net of reinsurance.

14.    RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for each of the years ended December 31, 2016, 2015 and 2014. The expense charged to the Company for the deferred compensation program was $8 million, $7 million and $7 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $23 million, $22 million and $20 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $28 million, $26 million and $28 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $10 million, $8 million and $9 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $709 million, $771 million and $862 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Corporate Owned Life Insurance

The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $3,367 million at December 31, 2016 and $2,873 million at December 31, 2015. Fees related to these COLI policies were $42 million, $45 million and $45 million for the years ended December 31, 2016, 2015 and 2014, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million.

Affiliated Investment Management Expenses

In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $15 million, $17 million and $15 million for the years ended December 31, 2016,

2015 and 2014, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 10 for additional information.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other long-term investments" includes $100 million and $146 million as of December 31, 2016 and 2015, respectively. "Net investment income" related to these ventures includes a gain of $2 million, $0.0 million and $8 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and Prudential Investments LLC ("Prudential Investments") whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from ASTISI and Prudential Investments related to this agreement was $295 million, $347 million and $364 million for the years ended December 31, 2016, 2015 and 2014, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

The Company has a revenue sharing agreement with Prudential Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $13 million, $13 million and $12 million for the years ended December 31, 2016, 2015 and 2014, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

Affiliated Notes Receivable

Affiliated notes receivable included in “Other assets” at December 31, were as follows:

	Maturity Dates			Interest Rates			2016	2015
							(in thousands)
U.S. Dollar floating rate notes	2025	-	2026	1.36%	-	1.77%	$0	$23,013
U.S. Dollar fixed rate notes	2022	-	2028	0.00%	-	14.85%	137,636	139,069
Euro-denominated fixed rate notes			2025			2.30%	0	543
Total long-term notes receivable - affiliated (1)							$137,636	$162,625

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.

Accrued interest receivable related to these loans was $1 million and $1 million at December 31, 2016 and 2015, respectively, and is included in “Other assets”. Revenues related to these loans were $6 million, $7 million and $14 million for the years ended December 31, 2016, 2015 and 2014, respectively, and are included in “Other income”.

Affiliated Asset Transfers

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" (“APIC”) and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2016 and 2015, excluding those related to the Variable Annuities Recapture effective April 1, 2016, as described in Note 1.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss), Net of Tax
				(in thousands)
Prudential Insurance	March 2015	Purchase	Fixed Maturities & Trading Account Assets	$91,972	$73,849	$(11,780)	$0
Prudential Insurance	June 2015	Purchase	Fixed Maturities	$11,096	$10,480	$(401)	$0
Prudential Insurance	March 2016	Sale	Fixed Maturities & Short-Term Investments	$88,783	$88,875	$(60)	$0

Debt Agreements

The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. During the second quarter of 2016, the Company prepaid $125 million of its debt and reassigned all the remaining debt to PALAC and Prudential Insurance as part of the Variable Annuities Recapture. See Note 1 for additional information on the reassignment effective April 1, 2016. The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

Affiliate	Date Issued	Amount of Notes - December 31, 2016	Amount of Notes - December 31, 2015	Interest Rate			Date of Maturity
		(in thousands)
Prudential Financial	12/15/2011	$0	$11,000			3.61%			12/15/2016
Prudential Financial	12/16/2011	0	11,000			3.61%			12/16/2016
Prudential Financial	11/15/2013	0	9,000			2.24%			12/15/2018
Prudential Financial	11/15/2013	0	23,000			3.19%			12/15/2020
Prudential Insurance	12/6/2013	0	120,000			2.60%			12/15/2018
Prudential Insurance	12/6/2013	0	130,000			4.39%			12/15/2023
Prudential Insurance	12/6/2013	0	250,000			3.64%			12/15/2020
Prudential Insurance	9/25/2014	0	30,000			1.89%			6/20/2017
Prudential Insurance	9/25/2014	0	40,000			3.95%			6/20/2024
Prudential Insurance	9/25/2014	0	20,000			2.80%			6/20/2019
Prudential Insurance	9/25/2014	0	50,000			3.95%			6/20/2024
Prudential Insurance	9/25/2014	0	50,000			2.80%			6/20/2019
Prudential Insurance	9/25/2014	0	100,000			3.47%			6/20/2021
Prudential Insurance	9/25/2014	0	100,000			3.95%			6/20/2024
Prudential Financial	12/15/2014	0	5,000			2.57%			12/15/2019
Prudential Financial	12/15/2014	0	23,000			3.14%			12/15/2021
Prudential Financial	6/15/2015	0	66,000			3.52%			6/15/2022
Prudential Financial	6/15/2015	0	6,000			2.86%			6/15/2020
Prudential Financial	9/21/2015	0	158,000	1.09%	-	1.63%	6/15/2016	-	6/15/2017
Prudential Financial	9/21/2015	0	132,000	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	9/21/2015	0	26,000	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	12/16/2015	0	5,000			2.85%			12/16/2020
Prudential Financial	12/16/2015	0	1,000			2.85%			12/16/2020
Prudential Financial	12/16/2015	0	18,000			3.37%			12/16/2022
Total Loans Payable to Affiliates		$0	$1,384,000
The total interest expense to the Company related to loans payable to affiliates was $13 million, $51 million and $52 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Contributed Capital and Dividends

In March and June of 2016, the Company received capital contributions in the amounts of $5 million and $200 million, respectively, from Prudential Insurance. For the years ended December 31, 2015 and 2014, the Company did not receive any capital contributions.

In April of 2016, the Company paid a dividend in the amount of $2,593 million to Prudential Insurance. In June and December of 2015, the Company paid dividends in the amounts of $230 million and $200 million, respectively, to Prudential Insurance. In June and December of 2014, the Company paid dividends in the amounts of $338 million and $410 million, respectively, to Prudential Insurance.

Reinsurance with affiliates

As discussed in Note 12, the Company participates in reinsurance transactions with certain affiliates.

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

Prior period amounts in the table below have been revised to correct previously reported amounts. These prior period revisions have also been reflected in the consolidated financial statements. See Note 16 for a more detailed description of the revisions.

The unaudited quarterly results of operations for the years ended December 31, 2016 and 2015 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2016
Total revenues	$791,393	$140,925	$231,010	$47,874
Total benefits and expenses	1,163,700	(588,114)	182,006	132,262
Income (loss) from operations before income taxes	(372,307)	729,039	49,004	(84,388)
Net income (loss)	$(328,199)	$723,984	$84,897	$(85,465)
2015
Total revenues	$833,689	$601,620	$762,424	$662,173
Total benefits and expenses	738,702	365,827	920,714	337,301
Income (loss) from operations before income taxes	94,987	235,793	(158,290)	324,872
Net income (loss)	$81,934	$214,381	$(136,506)	$348,194

The variability in the quarterly results for 2016 was primarily due to the Variable Annuities Recapture. See Note 1 for additional information.

16. REVISION TO PRIOR YEAR INFORMATION

Revisions to 2016, 2015 and 2014 Consolidated Financial Statements

In 2016, the Company identified errors in the calculation of reserves for certain individual life products that impacted several line items within our previously issued consolidated financial statements. Prior period amounts have been revised in the Consolidated Financial Statements and related disclosures to correct these errors. In addition, the Company identified errors in the presentation of certain activity related to the Variable Annuities Recapture that impacted several line items within our previously issued Consolidated Statements of Cash Flows. While these items affect the subtotals of cash flows from operating, investing and financing activities, they have no impact on the net increase (decrease) in cash and cash equivalents for the previous reported periods. Prior period amounts to be presented in subsequent quarterly 10-Q filings will be revised. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements.

Management assessed the materiality of the misstatements described above on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to any prior annual or interim periods. Accordingly, in accordance with ASC 250 (SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), impacted prior periods presented within the Annual Report on Form 10-K for the year ended December 31, 2016 have been revised. Similarly, prior period amounts to be presented in subsequent quarterly 10-Q filings will be revised, as presented below.

The following are selected line items from the consolidated financial statements illustrating the effects of these revisions:

Consolidated Statements of Financial Position

	December 31, 2015
	As Previously Reported	Revision	As Revised
	(in thousands)
ASSETS
Deferred policy acquisition costs	$5,111,373	$18,558	$5,129,931
Reinsurance recoverables	22,546,361	145,130	22,691,491
TOTAL ASSETS	148,643,945	163,688	148,807,633
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$17,164,705	$40,119	$17,204,824
Future policy benefits	15,031,390	167,365	15,198,755
Income taxes	154,043	(15,404)	138,639
TOTAL LIABILITIES	144,133,128	192,080	144,325,208
EQUITY
Retained earnings	3,663,539	(28,392)	3,635,147
TOTAL EQUITY	4,510,817	(28,392)	4,482,425
TOTAL LIABILITIES AND EQUITY	148,643,945	163,688	148,807,633

Consolidated Statements of Operations and Comprehensive Income (Loss)

	Year Ended December 31, 2015			Year Ended December 31, 2014
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
REVENUES
Policy charges and fee income	$2,159,428	$(3,041)	$2,156,387	$2,074,852	$(3,813)	$2,071,039
TOTAL REVENUES	2,862,947	(3,041)	2,859,906	3,094,097	(3,813)	3,090,284
BENEFITS AND EXPENSES
Policyholders' benefits	291,185	7,965	299,150	343,714	9,983	353,697
Amortization of deferred policy acquisition costs	662,644	(3,475)	659,169	436,169	(4,357)	431,812
TOTAL BENEFITS AND EXPENSES	2,358,054	4,490	2,362,544	2,167,921	5,626	2,173,547
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	504,893	(7,531)	497,362	926,176	(9,439)	916,737
Income tax expense (benefit)	(8,005)	(2,636)	(10,641)	140,373	(3,304)	137,069
NET INCOME (LOSS)	512,898	(4,895)	508,003	785,803	(6,135)	779,668
COMPREHENSIVE INCOME (LOSS)	399,012	(4,895)	394,117	907,848	(6,135)	901,713

	(UNAUDITED)
	Three Months Ended March 31, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
REVENUES
Policy charges and fee income	$527,407	$(845)	$526,562
TOTAL REVENUES	792,238	(845)	791,393
BENEFITS AND EXPENSES
Policyholders' benefits	98,528	2,202	100,730
Amortization of deferred policy acquisition costs	640,552	(966)	639,586
TOTAL BENEFITS AND EXPENSES	1,162,464	1,236	1,163,700
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(370,226)	(2,081)	(372,307)
Income tax expense (benefit)	(44,095)	(13)	(44,108)
NET INCOME (LOSS)	(326,131)	(2,068)	(328,199)
COMPREHENSIVE INCOME (LOSS)	(210,804)	(2,068)	(212,872)

	(UNAUDITED)
	Three Months Ended June 30, 2016			Six Months Ended June 30, 2016
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
REVENUES
Policy charges and fee income	$41,848	$17,083	$58,931	$569,255	$16,238	$585,493
TOTAL REVENUES	123,842	17,083	140,925	916,080	16,238	932,318
BENEFITS AND EXPENSES
Policyholders' benefits	(430,437)	(42,173)	(472,610)	(331,909)	(39,971)	(371,880)
Amortization of deferred policy acquisition costs	(29,866)	19,524	(10,342)	610,687	18,558	629,245
TOTAL BENEFITS AND EXPENSES	(565,465)	(22,649)	(588,114)	596,999	(21,413)	575,586
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	689,307	39,732	729,039	319,081	37,651	356,732
Income tax expense (benefit)	(5,499)	10,554	5,055	(49,594)	10,541	(39,053)
NET INCOME (LOSS)	694,806	29,178	723,984	368,675	27,110	395,785
COMPREHENSIVE INCOME (LOSS)	755,691	29,178	784,869	544,886	27,110	571,996

Consolidated Statements of Equity

	Retained Earnings			Total Equity
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
Balance, December 31, 2013	$3,542,838	$(17,362)	$3,525,476	$4,406,221	$(17,362)	$4,388,859
Comprehensive income (loss):
Net income (loss)	785,803	(6,135)	779,668	785,803	(6,135)	779,668
Total comprehensive income (loss)				907,848	(6,135)	901,713
Balance, December 31, 2014	3,580,641	(23,497)	3,557,144	4,553,985	(23,497)	4,530,488
Comprehensive income (loss):
Net income (loss)	512,898	(4,895)	508,003	512,898	(4,895)	508,003
Total comprehensive income (loss)				399,012	(4,895)	394,117
Balance, December 31, 2015	3,663,539	(28,392)	3,635,147	4,510,817	(28,392)	4,482,425

	(UNAUDITED)
	Retained Earnings			Total Equity
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
Balance, December 31, 2015	$3,663,539	$(28,392)	$3,635,147	$4,510,817	$(28,392)	$4,482,425
Comprehensive income (loss):
Net income (loss)	(326,131)	(2,068)	(328,199)	(326,131)	(2,068)	(328,199)
Total comprehensive income (loss)				(210,804)	(2,068)	(212,872)
Balance, March 31, 2016	3,337,408	(30,460)	3,306,948	4,304,953	(30,460)	4,274,493

	(UNAUDITED)
	Retained Earnings			Total Equity
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
Balance, December 31, 2015	$3,663,539	$(28,392)	$3,635,147	$4,510,817	$(28,392)	$4,482,425
Comprehensive income (loss):
Net income (loss)	368,675	27,110	395,785	368,675	27,110	395,785
Total comprehensive income (loss)				544,886	27,110	571,996
Balance, June 30, 2016	1,438,695	(1,282)	1,437,413	2,668,274	(1,282)	2,666,992

Consolidated Statements of Cash Flows

	Year Ended December 31, 2015			Year Ended December 31, 2014
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$512,898	$(4,895)	$508,003	$785,803	$(6,135)	$779,668
Policy charges and fee income	(11,811)	3,041	(8,770)	(76,188)	3,813	(72,375)
Future policy benefits	1,503,445	30,783	1,534,228	1,402,458	38,084	1,440,542
Reinsurance recoverables	(1,536,347)	(22,818)	(1,559,165)	(1,302,695)	(28,101)	(1,330,796)
Deferred policy acquisition costs	46,643	(3,475)	43,168	(190,550)	(4,357)	(194,907)
Income taxes	(34,243)	(2,636)	(36,879)	69,204	(3,304)	65,900
Cash flows from (used in) operating activities	1,142,929	0	1,142,929	1,077,692	0	1,077,692

	(UNAUDITED)
	Three Months Ended March 31, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(326,131)	$(2,068)	$(328,199)
Policy charges and fee income	(5,850)	845	(5,005)
Future policy benefits	416,396	8,508	424,904
Reinsurance recoverables	(353,572)	(6,306)	(359,878)
Deferred policy acquisition costs	489,279	(966)	488,313
Income taxes	(125,565)	(13)	(125,578)
Cash flows from (used in) operating activities	333,424	0	333,424

	(UNAUDITED)
	Six Months Ended June 30, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$368,675	$27,110	$395,785
Policy charges and fee income	78,763	(16,238)	62,525
Future policy benefits	659,730	(154,908)	504,822
Reinsurance recoverables	(326,993)	1,434	(325,559)
Deferred policy acquisition costs	408,155	18,558	426,713
Income taxes	(78,531)	10,541	(67,990)
Other, net	(181,862)	(78,333)	(260,195)
Cash flows from (used in) operating activities	5,386	(191,836)	(186,450)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	798,298	40,000	838,298
Cash flows from (used in) investing activities	(537,625)	40,000	(497,625)
CASH FLOWS FROM FINANCING ACTIVITIES:
Ceded policyholders’ account deposits	(584,464)	(539,144)	(1,123,608)
Ceded policyholders’ account withdrawals	32,053	490,659	522,712
Contributed capital	205,000	200,321	405,321
Cash flows from (used in) financing activities	488,765	151,836	640,601

	(UNAUDITED)
	Nine Months Ended September 30, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$103,829	$(16,238)	$87,591
Reinsurance recoverables	(1,369,986)	61,840	(1,308,146)
Other, net	19,979	(211,545)	(191,566)
Cash flows from (used in) operating activities	(43,926)	(165,943)	(209,869)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	930,834	40,000	970,834
Cash flows from (used in) investing activities	(795,911)	40,000	(755,911)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account deposits	3,085,729	40,119	3,125,848
Ceded policyholders’ account deposits	(877,874)	(810,163)	(1,688,037)
Ceded policyholders’ account withdrawals	49,958	695,666	745,624
Contributed capital	205,000	200,321	405,321
Cash flows from (used in) financing activities	548,328	125,943	674,271

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 14 of the Consolidated Financial Statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 23, 2017

PART C

OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)	Financial Statements

(1)
Financial Statements of the Sub-accounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2016; the Statement of Operations for the period ended December 31, 2016; the Statement of Changes in Net Assets for the periods ended December 31, 2016 and December 31, 2015, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2)
Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2016 and 2015; and the related Consolidated Statements of Operations, Changes in Stockholder’s Equity and Cash Flows for the years ended December 31, 2016, 2015, and 2014; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits:

(1)	Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2)	Agreements for custody of securities and similar investments--Not Applicable.

(3) (a)	Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

(b) (1)	Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 6)

(b) (2)	List of Broker Dealers selling under Original Selling Agreement. (Note 8)

(b) (3)	List of Broker Dealers that executed Amendment to Selling Agreement. (Note 8)

(4)(a)	Specimen Variable Annuity Contract (including schedule pages) (P-BBND(2/13)).(Note 10)

(4)(b)	Specimen Lifetime Income with Death Benefit Rider (P-RID-LI-DB(5/14)). (Note 12)

(4)(c)	Specimen Medically Related Surrender Endorsement (P-END-MRS(2/13)). (Note 10)

(4)(d)	Specimen Individual Retirement Annuity Endorsement P-END-IRA (2/10). (Note 9)

(4)(e)	Specimen Roth Individual Retirement Annuity Endorsement P-END-ROTH (2/10). (Note 9)

(4)(f)	Specimen Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (2/10). (Note 9)

(4)(g)	Specimen Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (2/10). (Note 9)

(4)(h)	Specimen 403(b) Annuity Endorsement (P-END-403 (2/10). (Note 9)

(4)(i)	Amendatory Tax Endorsement (Note 11).

(5)	Application for Variable Annuity Contract (P-BBND-APP (2/13)). (Note 10)

(6) (a)	Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7)	Copy of Contract of reinsurance in connection with Variable Annuity Contracts. Not Applicable.

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)	Copy of AST Fund Participation Agreement. (Note 6)

(b)	Shareholder Information Agreement (Sample Rule 22C-2) (Note 7)

(c)	Amendment to Participation Agreement (Note 11)

(9)	Opinion of Counsel. (Note 10)

(10)	Written Consent of Independent Registered Public Accounting Firm. (Note 1).

(11)	All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)	Powers of Attorney:

(a)	Christine Knight (Note 1)

(b)	Bernard J. Jacob (Note 1)

(c)	Lori D. Fouchè (Note 1)

(d)	Richard F. Lambert (Note 1)

(e)	Kent D. Sluyter (Note 1)

(f)	John Chieffo (Note 1)

(g)	Kenneth Y. Tanji (Note 1)

(Note 1)	Filed herewith.

(Note 2)	Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3)	Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account .

(Note 4)	Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5)	Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9)	Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 10)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-184541, filed January 31, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11)	Incorporated by reference to Post-Effective Amendment No.1 to Form N-4, Registration Statement No.333-184541, filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12)
Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4, Registration Statement No. 333-184541, filed January 28, 2014 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Lori D. Fouché One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Christine Knight 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Theresa M. Dziedzic 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President, Chief Actuary, and Appointed Actuary
Bernard J. Jacob 751 Broad Street Newark, New Jersey 07102-3714	Director
Richard F. Lambert 751 Broad Street Newark, New Jersey 07102-3714	Director
James M. O’Connor 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President and Actuary
Kent D. Sluyter 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Kenneth Y. Tanji 751 Broad Street Newark, New Jersey 07102-3714	Director and Treasurer
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 17, 2017, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11,

(separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2017, there were 32,609 Qualified contract owners and 16,832 Non-Qualified contract owners.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Wayne Chopus One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Gary A. Hogard 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Director
Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Chief Operating Officer and Vice President
Richard J. Hoffman 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Secretary and Chief Legal Officer
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Michael A. Pignatella One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer
ITEM 29. PRINCIPAL UNDERWRITERS:
(c) Commissions received by PAD during 2016 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$708,725,705.69	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.6
ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)	Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)
Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 6th day of April 2017.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

/s/ Lori D. Fouché*
Lori D. Fouché President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

/s/ Lori D. Fouché*
Lori D. Fouché President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
/s/ Lori D. Fouché*	Director, President and Chief Executive Officer	April 6, 2017
Lori D. Fouché
John Chieffo*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 6, 2017
John Chieffo
Christine Knight*	Director	April 6, 2017
Christine Knight
Kenneth Y. Tanji*	Director	April 6, 2017
Kenneth Y. Tanji
Bernard J. Jacob*	Director	April 6, 2017
Bernard J. Jacob
Richard F. Lambert*	Director	April 6, 2017
Richard F. Lambert
Kent D. Sluyter*	Director	April 6, 2017
Kent D. Sluyter

By:	/s/ Douglas E. Scully
Douglas E. Scully
* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.
EXHIBITS

(10)	Written Consent of Independent Registered Public Accounting Firm.

(13)	Powers of Attorney:

(a)	Christine Knight

(b)	Bernard J. Jacob

(c)	Lori D. Fouchè

(d)	Richard F. Lambert

(e)	Kent D. Sluyter

(f)	John Chieffo

(g)	Kenneth Y. Tanji